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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

STR HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common stock, par value $0.01 per share
	(2)	Aggregate number of securities to which transaction applies: 27,632,130 shares of common stock
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $1.425
	(4)	Proposed maximum aggregate value of transaction: $39,375,786
	(5)	Total fee paid: $5,072
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

18 Craftsman Road
East Windsor, Connecticut 06088

TRANSACTION PROPOSED—YOUR VOTE IS VERY IMPORTANT

October 7, 2014

Dear Stockholders,

        You are cordially invited to attend a special meeting of stockholders, referred to as the Special Meeting, of STR Holdings, Inc., referred to as the Company, to be held on November 14, 2014 at 10:00 a.m., local time, at the Hartford/Windsor Marriott Airport Hotel, located at 28 Day Hill Road, Windsor, Connecticut 06095.

        Our Board of Directors has approved a stock purchase agreement, referred to as the Purchase Agreement, pursuant to which the Company will issue and sell to Zhen Fa New Energy (U.S.) Co., Ltd., referred to as the Purchaser, 27,632,130 shares of its common stock, referred to as the Purchased Shares, for an aggregate purchase price of $21,663,590. At the Special Meeting, you will be asked to vote on proposals to approve: (i) the issuance of the Purchased Shares to the Purchaser, referred to as the Share Issuance; (ii) an amendment to the certificate of incorporation of the Company to effect a reverse stock split of our common stock at any time prior to 90 days following the closing of the Share Issuance, referred to as the Closing, at a specific ratio to be determined by the Board of Directors in its sole discretion within the range of one-for-two to one-for-five, inclusive, referred to as the Reverse Stock Split Charter Amendment; (iii) on an advisory, non-binding basis, the compensation that may be paid or become payable to the Company's named executive officers in connection with the transactions contemplated by the Purchase Agreement, collectively referred to as the Transaction, and the agreements and understandings pursuant to which such compensation may be paid or become payable; and (iv) adjournments or postponements of the Special Meeting, if necessary, to permit further solicitation of proxies in favor of the foregoing proposals.

        In connection with, and as a condition to, the Closing, the Company will declare a special dividend, referred to as the Special Dividend, to be paid to all stockholders of the Company, other than the Purchaser, in an amount equal to $0.85 per share of common stock. Of this amount, approximately $0.82 per share will be funded from the gross proceeds of the Share Issuance, and the balance, approximately $0.03 per share, or an aggregate of approximately $900,000, together with the expenses of the Transaction, will be funded from our working capital. Based on the number of shares of our common stock outstanding on October 3, 2014, the record date for the Special Meeting, the aggregate amount of the Special Dividend would be approximately $22.6 million. Pursuant to the terms of the Purchase Agreement, the Purchaser has voluntarily waived any right as a stockholder to participate in the Special Dividend.

        If the Closing occurs, the Purchased Shares will represent approximately 51% of the outstanding common stock of the Company immediately after the Closing. Shares of our common stock held by Company stockholders immediately prior to the Closing will represent approximately 49% of the outstanding common stock of the Company immediately after the Closing.

        Following the Closing and payment of the Special Dividend, our stockholders, other than the Purchaser, will have received a dividend of $0.85 per share and retained a 49% interest in the shares of our common stock. This result was structured to treat all stockholders equally based upon the number of shares they hold, and to be the economic equivalent of the Purchaser acquiring 51% of our outstanding shares of common stock from all of our stockholders at a valuation of $1.60 per share, with an additional dividend to stockholders of the Company, other than the Purchaser, of approximately $0.03 per share followed by a stock split of approximately 2.04-for-one. Assuming no significant change to the number of shares of our outstanding common stock, at the Closing (i) the Purchaser would have paid approximately $21.7 million for its 51% interest in the Company, (ii) our stockholders, other than the Purchaser, will be entitled to receive their pro rata portion of aggregate payments of approximately $22.6 million representing the Special Dividend, (iii) the Company would have retained no proceeds from the Share Issuance, and (iv) our stockholders, other than the Purchaser, would have retained a 49% interest in the shares of our common stock. The effective value of the $1.60 per share purchase price represents a 23% premium to the average closing price of our common stock of $1.30 per share for the ten-day period ended August 8, 2014, the last trading day prior to our execution of the Purchase Agreement.

        The purpose of the Reverse Stock Split Charter Amendment is to maintain the per share market price of our common stock following the consummation of the Share Issuance and payment of the Special Dividend. As a result of these transactions, the number of shares of outstanding common stock will increase from approximately 26.6 million to approximately 54.2 million. The Company will use the entire proceeds of the Share Issuance together with the Company's working capital to fund the Special Dividend and expenses of the transaction. The Company therefore expects the per share trading price of its common stock to decrease following the Share Issuance and payment of the Special Dividend.

        Our common stock is currently listed on the New York Stock Exchange, referred to as the NYSE. The continued listing requirements of the NYSE require, among other things, that the average closing price of the common stock for any 30 consecutive trading day period not fall below $1.00 per share. The Board of Directors intends to effect a reverse stock split if it believes that a decrease in the number of shares outstanding is likely to improve the trading price of the common stock and improve the likelihood that the Company will be allowed to maintain its listing on the NYSE following the consummation of the Share Issuance and payment of the Special Dividend.

        The Board of Directors believes that the Transaction will significantly benefit the Company's stockholders. The Board of Directors unanimously recommends that you vote "FOR" the Share Issuance proposal, "FOR" the Reverse Stock Split Charter Amendment, "FOR" the proposal to approve, on an advisory, non-binding basis, the compensation that may be paid or become payable to our named executive officers in connection with the Transaction, and the agreements and understandings pursuant to which such compensation may be paid or become payable and "FOR" the proposal to approve adjournments or postponements of the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of the foregoing proposals.

        Approval of the Share Issuance proposal is a condition to the Closing. In connection with and as a condition to the Closing, the Board of Directors will declare the Special Dividend to all of the Company's stockholders, other than the Purchaser. If the Closing does not occur, the Board of Directors does not intend to declare the Special Dividend.

        Your vote is very important. Please vote by completing, signing and dating the enclosed proxy card(s) for the Special Meeting and mailing the proxy card(s) to us, whether or not you plan to attend the Special Meeting. If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be counted as a vote FOR each of the proposals presented at the Special Meeting. In addition, you may vote by proxy by calling the toll-free telephone number or by using the Internet as described in the instructions included with the enclosed proxy card(s). If you do not return your card, vote by telephone or by using the internet, or if you do not specifically instruct your broker how to vote any shares held for you in "street name," your shares will not be voted at the Special Meeting.

        This document is a proxy statement by the Company for its use in soliciting proxies for the Special Meeting. This document answers questions about the Transaction and the Special Meeting and includes a summary description of the Transaction, the Purchase Agreement and the other agreements entered into in connection therewith. We urge you to review this entire document carefully. In particular, you should also consider the matters discussed under "Risk Factors" beginning on page 24.

        Thank you for your cooperation and continued support.

Sincerely,

Dennis L. Jilot Chairman

        This proxy statement is dated October 7, 2014 and is first being mailed, along with the attached proxy card, to our stockholders on or about October 10, 2014.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Share Issuance or the other transactions contemplated by the Purchase Agreement or described in this proxy statement, nor have any of them approved or disapproved the Share Issuance in connection with the Transaction, or determined if this proxy statement is accurate or complete. Any representation to the contrary is a criminal offense.

18 Craftsman Road
East Windsor, Connecticut 06088

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 14, 2014

October 7, 2014

To the Stockholders of STR Holdings, Inc.:

         NOTICE IS HEREBY GIVEN that a special meeting, referred to as the Special Meeting, of stockholders of STR Holdings, Inc., referred to as the Company, will be held on November 14, 2014, at 10:00 a.m., local time, at the Hartford/Windsor Marriott Airport Hotel, located at 28 Day Hill Road, Windsor, Connecticut 06095, for the following purposes:

           1.    Share Issuance.    A proposal to issue shares of the Company's common stock in connection with the transactions contemplated by the Stock Purchase Agreement dated as of August 11, 2014, referred to as the Purchase Agreement, a copy of which is attached as Annex A hereto, by and between the Company and Zhen Fa New Energy (U.S.) Co., Ltd., referred to as the Share Issuance;

           2.    Amendment to the Certificate of Incorporation.    A proposal to approve an amendment to the Company's certificate of incorporation, a copy of which is attached as Annex B hereto, to effect a reverse stock split of the Company's common stock at any time prior to 90 days following the closing of the Share Issuance, referred to as the Closing, at a specific ratio to be determined by the Board of Directors in its sole discretion within the range of one-for-two to one-for-five, inclusive referred to as the Reverse Stock Split Charter Amendment;

           3.    Advisory Vote on Potential Payments Under Compensation Arrangements.    To consider and vote on a proposal to approve, on an advisory, non-binding basis, the compensation that may be paid or become payable to the Company's named executive officers in connection with the transactions contemplated by the Purchase Agreement, collectively referred to as the Transaction, and the agreements and understandings pursuant to which compensation may be paid or become payable, as described in the section entitled "The Transaction—Interests of Company Executive Officers and Directors in the Transaction—Potential Change in Control Payments to Named Executive Officers" beginning on page 63; and

           4.    Adjournment.    A proposal to approve adjournments or postponements of the Special Meeting, if necessary, to permit further solicitation of proxies in favor of the foregoing proposals.

         The Company's Board of Directors has unanimously approved the Purchase Agreement, the Share Issuance and the other transactions contemplated by the Purchase Agreement, and determined that the Purchase Agreement, the Share Issuance and the other transactions contemplated by the Purchase Agreement are fair to, and in the best interests of, the Company and its stockholders. The Board of Directors unanimously recommends that stockholders vote "FOR" the Share Issuance proposal, FOR the Reverse Stock Split Charter Amendment proposal, "FOR" the proposal to approve, on an advisory, non-binding basis, the compensation that may be paid or become payable to the Company's named executive officers in connection with the Transaction, and the agreements and understandings pursuant to which compensation may be paid or become payable, and "FOR" the proposal to approve adjournments or postponements of the Special Meeting, if necessary, to permit further solicitation of proxies in favor of the foregoing proposals.

         Approval of the Share Issuance proposal is a condition to the Closing. In connection with and as a condition to the Closing, the Board of Directors will declare a special dividend of $0.85 per share, referred to as the Special Dividend, to all of the Company's stockholders other than Zhen Fa New Energy (U.S.) Co., Ltd. If the Closing does not occur, the Board of Directors does not intend to declare the Special Dividend.

         If you held shares of our common stock at the close of business on October 3, 2014, you are entitled to notice of and to vote at the Special Meeting or any adjournments or postponements of the Special Meeting. Your attention is directed to the proxy statement accompanying this notice for a more complete statement regarding the matters proposed to be acted upon at the Special Meeting.

         PLEASE VOTE AS SOON AS POSSIBLE BY MAIL, BY TELEPHONE OR THROUGH THE INTERNET. INSTRUCTIONS ON THESE DIFFERENT WAYS TO VOTE YOUR PROXY ARE FOUND ON THE ENCLOSED PROXY FORM. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE SPECIAL MEETING.

By Order of the Board of Directors, Alan N. Forman Senior Vice President, General Counsel and Secretary

i

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QUESTIONS AND ANSWERS ABOUT THE TRANSACTION AND THE SPECIAL MEETING

        The following questions and answers address briefly some questions you may have regarding the special meeting of stockholders and the proposed transaction. These questions and answers may not address all questions that may be important to you as a stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement, as well as the additional documents referred to or incorporated by reference in this proxy statement, including the stock purchase agreement, a copy of which is attached as Annex A.

Q:
Why am I receiving this document?

A:
STR Holdings, Inc., referred to as "the Company," "we," "our" or 'us," or "our Company," has entered into a stock purchase agreement, referred to as the Purchase Agreement, with Zhen Fa New Energy (U.S.) Co., Ltd., referred to as Purchaser, pursuant to which the Company will issue and sell 27,632,130 shares of its common stock, par value $0.01 per share, referred to as the Purchased Shares, to the Purchaser, referred to as the Share Issuance. As a result of being listed for trading on The New York Stock Exchange, referred to as the NYSE, issuances of our common stock are subject to the rules of the NYSE set forth in the Listed Company Manual. Under Rule 312.03 of the NYSE Listed Company Manual, we must seek stockholder approval with respect to issuances of our common stock when (i) the shares to be issued are equal to, or in excess of, 20% of the number of shares of our common stock outstanding before the issuance or (ii) if an issuance will result in a change of control of the issuer. Because completion of the Share Issuance would require us to issue approximately 51% of our total outstanding shares after giving effect to the Share Issuance, which would also result in a change in control, we are asking you to approve the Share Issuance as well as the other proposals described in this proxy statement. We are holding a special meeting of stockholders, referred to as the Special Meeting, in order to obtain stockholder approval of the Share Issuance and the other proposals described in this proxy statement.

In addition, you are being asked to vote on proposals to approve: (i) an amendment to our certificate of incorporation, a copy of which is attached as Annex B hereto, to effect a reverse stock split of our common stock at any time prior to 90 days following the closing of the Share Issuance, referred to as the Closing, at a specific ratio to be determined by the Board of Directors, in its sole discretion, within the range of one-for-two to one-for-five, inclusive, referred to as the Reverse Stock Split Charter Amendment, (ii) on an advisory, non-binding basis, the compensation that may be paid or become payable to the Company's named executive officers in connection with the transactions contemplated by the Purchase Agreement, collectively referred to as the Transaction, and the agreements and understandings pursuant to which such compensation may be paid or become payable, referred to as the Potential Payments Under Compensation Arrangements and (iii) adjournments or postponements of the Special Meeting, if necessary, to permit further solicitation of proxies in favor of the foregoing proposals.

Q:
What are the proposals on which I am being asked to vote?

A:
You are being asked to vote on the following proposals: (i) to approve the Share Issuance, (ii) to approve the Reverse Stock Split Charter Amendment, (iii) to approve, on an advisory, non-binding basis, the Potential Payments Under Compensation Arrangements and (iv) to approve adjournments or postponements of the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of the foregoing proposals.

Q.
Does the Company's Board of Directors recommend voting in favor of the proposals?

A.
Yes. After careful consideration, our Board of Directors unanimously determined that the Purchase Agreement and the Transaction are in the best interests of the Company and its stockholders. As a result, our Board of Directors unanimously recommends that you vote "FOR" the Share Issuance proposal, "FOR" the Reverse Stock Split Charter Amendment proposal, "FOR" approval, on an advisory, non-binding basis, of the Potential Payments Under Compensation Arrangements and "FOR" the proposal to approve adjournments or postponements of the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of the foregoing proposals.

Q.
What vote is required to approve the proposals?

A.
The Share Issuance proposal must be approved by the affirmative vote of a majority of the total votes cast on the proposal. The Reverse Stock Split Charter Amendment proposal must be approved by the affirmative vote of a majority of outstanding shares of our common stock entitled to vote thereon. In order to approve the Potential Payments Under Compensation Arrangements proposal, the affirmative vote of the majority of the shares of our common stock present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal must be obtained. The proposal to adjourn or postpone the Special Meeting, including for the purpose of soliciting additional proxies, must be approved by the affirmative vote of the majority of shares of our common stock present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal, regardless of whether a quorum is present.

The vote on the Reverse Stock Split Charter Amendment and the advisory, non-binding vote on the Potential Payments Under Compensation Arrangements are votes separate and apart from the votes to approve the Share Issuance. Accordingly, you may vote to approve the Reverse Stock Split Charter Amendment and/or the Potential Payments Under Compensation Arrangements and vote not to approve the Share Issuance and vice versa. In addition, because the vote on Potential Payments Under Compensation Arrangements is advisory in nature only, it will not be binding on the Company.

Q.
Would Company stockholders receive any of the proceeds of the Share Issuance if the Closing occurs?

A.
If the Closing occurs, then the Purchaser will pay to the Company an aggregate purchase price of $21,663,590, referred to as the Purchase Price, less any amounts previously paid to us. Although the Company's stockholders will not receive any of the proceeds of the Share Issuance directly from the Purchaser, in connection with, and as a condition to, the Closing, the Company will declare a special dividend of $0.85 per share (approximately $22.6 million in the aggregate), referred to as the Special Dividend, to each stockholder, other than the Purchaser, which will be substantially funded from such proceeds. If the Closing does not occur, the Board of Directors does not intend to declare the Special Dividend.

Q:
What would happen to my common stock if the Closing occurs and the Reverse Stock Split Charter Amendment is approved?

A:
If the Closing occurs, your shares of common stock would continue to remain outstanding, and no change would occur to your shares, although our existing stockholders would experience dilution in their ownership percentage as a result of the Share Issuance. As a result of this dilution, our stockholders as of immediately prior to the Closing would own approximately 49% of the total outstanding shares of our common stock and the Purchaser would own approximately 51% of the total outstanding shares of our common stock following the Closing. After the date of the Closing, referred to as the Closing Date, your shares of common stock would continue to represent an ownership interest in the Company. In connection with, and as a condition to the Closing, the Company will declare the Special Dividend to each stockholder, other than the Purchaser.

  Additionally, if the Reverse Stock Split Charter Amendment is approved by our stockholders and the Board of Directors determines to effectuate a reverse stock split, then all outstanding shares of common stock on the date of the reverse stock split will automatically be converted into a smaller number of shares, at the ratio selected by the Board of Directors, as more fully described herein. The ratio will be within a range of one-for-two and one-for-five, inclusive.

Q.
What will happen if the Share Issuance proposal is not approved by the Company's stockholders?

A.
If our stockholders fail to approve the Share Issuance proposal, the Transaction, including the Share Issuance, cannot be completed. In such circumstance, each of the Company and the Purchaser will have the right to terminate the Purchase Agreement. If the Purchase Agreement were to be terminated by the Company or the Purchaser in such instance, the Company would be obligated to reimburse the Purchaser for up to $500,000 of its expenses.

Further, subject to certain conditions, if the stockholders fail to approve the Share Issuance, the Purchase Agreement is terminated and the Company enters into an acquisition transaction (as defined herein) within 12 months of termination of the Purchase Agreement, the Company will be obligated to pay up to an $860,000 fee to the Purchaser (which amount includes any expenses of the Purchaser that the Company may be required to pay pursuant to the terms of the Purchase Agreement).

In connection with and as a condition to the Closing, the Board of Directors will declare the Special Dividend to all of the Company's stockholders, other than the Purchaser. If the Closing does not occur, the Board of Directors does not intend to declare the Special Dividend.

Q.
What will happen if the NYSE does not approve the listing of the Purchased Shares?

A.
In connection with the Share Issuance, the Company will file with the NYSE an application to list the Purchased Shares on the NYSE. If the NYSE determines not to approve such application, our common stock could be subject to delisting based upon, among other things, the minimum bid price and market capitalization requirements. The Purchase Agreement requires us to use commercially reasonable efforts to remain in compliance with the NYSE's continued listing standards. If, after using commercially reasonable efforts, we are unable to remain in compliance with the NYSE's continued listing standards, the Company must use commercially reasonable efforts to cause our common stock to become listed or quoted on another national securities exchange. Although we will use commercially reasonable efforts to list our shares on an alternative exchange if necessary, we cannot assure you that we will be able to meet the listing requirements of an alternative exchange.

Q.
Is there a termination fee potentially payable under the Purchase Agreement?

A.
Yes. Under certain circumstances, the Company may be required to pay the Purchaser a termination fee of $860,000 if the Purchase Agreement is terminated. For more information, see "The Purchase Agreement—Termination of the Purchase Agreement; Termination Fees" on page 95.

Q.
Are there risks associated with the Transaction?

A.
Yes. The material risks associated with the Transaction that are known to us are discussed in the section entitled "Risk Factors" beginning on page 24.

Q.
What are the anticipated United States federal income tax consequences to our stockholders of the Share Issuance, the Special Dividend and the Reverse Stock Split Charter Amendment?

A.
The Share Issuance.    The Company anticipates that there will be no gain or loss recognized by Company stockholders with respect to the Share Issuance.

The Special Dividend.    The Company expects that the Special Dividend will be treated as a distribution made by a corporation to a shareholder with respect to its stock under the United States Internal Revenue Code of 1986, as amended referred to as the Code, and therefore, such distribution will be treated as a taxable dividend to the extent of the Company's current and accumulated earnings and profits, with any amount in excess of a stockholder's share of earnings and profits treated first, as a non-taxable return of capital to the extent of the Company stockholder's basis in such stockholder's Company stock, and, thereafter, as gain from the sale or exchange of such stockholder's Company stock. Such gain, if any, will be long-term capital gain if a Company stockholder has held the Company stock upon which such distribution is paid for more than one year. Based on the Company's preliminary analysis of the Company's current and accumulated earnings and profits, it is anticipated that the Special Dividend will be treated as a taxable dividend.

The taxable dividends and long-term capital gains of individual Company stockholders generally qualify for favorable United States federal income tax rates (currently a maximum 20% rate, plus a 3.8% surtax on net investment income for certain taxpayers), if certain holding period requirements are met. The taxable dividends of corporate Company stockholders generally are eligible for a dividends received deduction if certain holding period requirements are met. The Special Dividend may be considered an "extraordinary dividend" under the Code; Company stockholders are urged to consult their tax advisors with respect to the possible impact of "extraordinary dividend" characterization.

Company stockholders may be subject to backup withholding and information reporting with respect to the Special Dividend; the Company may require Company stockholders to furnish appropriate tax documentation (including but not limited to IRS Form W-9) and such other documentation as the Company determines to be necessary to comply with its withholding and reporting requirements.

The Reverse Stock Split Charter Amendment.    If the Reverse Stock Split Charter Amendment is approved, the Company may authorize a reverse stock split. Although the Company may determine not to effect the reverse stock split, the following summary assumes that a reverse stock split does take place. The Company anticipates that, other than in respect of the cash payments for fractional Company shares discussed below, no gain or loss would be recognized by Company stockholders upon the exchange of pre-reverse stock split Company stock for post-reverse stock split Company stock. A Company stockholder's aggregate tax basis in the post-reverse stock split Company stock would be the same as the aggregate tax basis of the pre-reverse stock split Company stock exchanged in the reverse stock split, reduced by any amount allocable to a fractional Company share for which cash is received. A Company stockholder's holding period in the post-reverse stock split Company stock would include the period during which such Company stockholder held the pre-reverse stock split Company stock exchanged in the reverse stock split. The receipt of cash by a Company stockholder instead of a fractional Company share generally would result in taxable gain or loss with respect to the fractional Company share equal to the difference, if any, between such Company stockholder's tax basis in the fractional share deemed sold and the amount of the cash paid for such fractional Company share. Such gain or loss, if any, would be long-term capital gain if a Company stockholder has held the Company fractional share for more than one year.

Company stockholders may be subject to backup withholding and information reporting with respect to any distribution of cash in lieu of fractional shares; the Company may require Company stockholders to furnish appropriate tax documentation (including but not limited to IRS Form W-9) and such other documentation as the Company determines to be necessary to comply with its withholding and reporting requirements.

  The foregoing is a summary only and generally applies only to certain United States persons. Company stockholders are referred to "The Transaction—Certain United States Federal Income Tax Consequences" beginning on page 72 and "The Reverse Stock Split Charter Amendment—Certain United States Federal Income Tax Consequences" beginning on page 105 for more information. In addition, Company stockholders are urged to consult their own tax advisors to determine the particular federal, state, local and foreign tax consequences to them in light of their particular circumstances.

Q.
Will the Purchased Shares be registered under the Securities Act of 1933, as amended?

A.
No. The Company and the Purchaser intend that the Purchased Shares will be securities exempt from registration under the Securities Act of 1933, as amended, referred to as the Securities Act, by reason of Section 4(a)(2) of the Securities Act. In connection with, and as a condition to, the Closing, the Company and the Purchaser will enter into a registration rights agreement pursuant to which the Purchaser will have the right, subject to the terms and conditions of such registration rights agreement, to demand that the Purchased Shares be registered by the Company.

Q.
When does the Company expect to complete the Share Issuance?

A.
Assuming that (i) we obtain the required approval of our stockholders, (ii) all applicable regulatory approvals are obtained and (iii) the other closing conditions set forth in the Purchase Agreement have been satisfied or waived, we believe that the Closing will occur in the fourth calendar quarter of 2014. Because the Share Issuance is subject to a number of conditions, some of which are beyond our control, the exact timing of the Closing Date cannot be predicted.

Q.
Will there be any change to the Board of Directors after the Closing?

A.
Yes. Upon the Closing, the size of the Board of Directors of the Company will be set at seven members. Following the Closing, subject to certain conditions, the Board of Directors will be comprised of (i) four directors nominated by the Purchaser (two of whom shall be independent), (ii) two directors who are independent directors of the Company as of the date of the Purchase Agreement and (iii) the President and Chief Executive Officer of the Company. The Purchaser has nominated, and the Board of Directors has accepted the nominations of, Andrew Africk, Qu Chao, Eugene Cha and Xin (Cindy) Lin to serve as directors following the Closing. Robert Yorgensen, as the President and Chief Executive Officer of the Company, and John A. Janitz and Andrew M. Leitch will continue to serve as directors of the Company following the Closing. For more information, see "The Transaction—Corporate Governance after the Closing—Board Composition" beginning on page 67.

Q.
What will happen if Company stockholders do not approve the Potential Payments Under Compensation Arrangements proposal?

A.
Approval of the Potential Payments Under Compensation Arrangements is not a condition to the completion of the Share Issuance or the Transaction. The vote with respect to the Potential Payments Under Compensation Arrangements is an advisory vote and will not be binding on the Company. Therefore, if the other requisite stockholder approvals are obtained and the Share Issuance is completed, the amounts payable under the Potential Payments Under Compensation Arrangements will still be paid to the Company's named executive officers as long as any other conditions applicable thereto occur.

Q.
Why am I being asked to approve the Reverse Stock Split Charter Amendment proposal?

A.
The Company is seeking approval to amend its certificate of incorporation to effect a reverse stock split of our common stock at any time prior to 90 days after the date of the Closing, at a specific ratio to be determined by the Board of Directors in its sole discretion within the range of one-for-two to one-for-five, inclusive.

The purpose of the Reverse Stock Split Charter Amendment is to maintain the per share market price of our common stock following the consummation of the Share Issuance and payment of the Special Dividend. As a result of the Transaction, which includes the payment of the Special Dividend, the number of shares of outstanding common stock will increase from approximately 26.6 million to approximately 54.2 million. We will use the entire proceeds of the Share Issuance together with a portion of our working capital to fund the Special Dividend and expenses of the Transaction. We therefore expect the per share trading price of our common stock to decrease following the Transaction, including the payment of the Special Dividend.

Our common stock is currently listed on the NYSE. The continued listing requirements of the NYSE require, among other things, that the average closing price of the common stock for any 30 consecutive trading day period not fall below $1.00 per share. In addition to specific listing and maintenance standards, the NYSE has broad discretionary authority over the initial and continued listing of securities, which such exchange could exercise with respect to the listing of our common stock. The Board of Directors intends to effect a reverse stock split if it believes that a decrease in the number of shares outstanding is likely to improve the trading price of the common stock and improve the likelihood that the Company will be allowed to maintain its listing on the NYSE following the Closing and Reverse Stock Split Charter Amendment. For more information, see "The Reverse Stock Split Charter Amendment—Reasons for the Reverse Stock Split Charter Amendment" beginning on page 98.

Even if the market price of our common stock continues at a level that allows us to comply with the minimum bid price requirement of the NYSE continued listing standards, we cannot assure you that we will be able to comply with the market capitalization or other continued listing standards that we are required to meet in order to maintain a listing of our common stock on the NYSE. Our failure to meet these requirements may result in our common stock being delisted from such exchange, irrespective of our compliance with the applicable minimum bid price requirement.

Q.
Is the Closing contingent upon the Company's stockholders approving the Reverse Stock Split Charter Amendment?

A.
No. Although our Board of Directors believes that the Reverse Stock Split Charter Amendment is important to, among other things, maintain the per share market price of our common stock following the consummation of the Share Issuance and payment of the Special Dividend, the consummation of the Share Issuance is not contingent upon the approval by our stockholders of the Reverse Stock Split Charter Amendment.

Q:
When and where is the Special Meeting?

A:
The Special Meeting will take place on November 14, 2014 at 10:00 a.m., local time, at the Hartford/Windsor Marriott Airport Hotel located at 28 Day Hill Road, Windsor, Connecticut 06095.

Q:
Who can vote and attend the Special Meeting?

A:
All of our common stockholders of record as of the close of business on October 3, 2014, the record date for the Special Meeting, are entitled to receive notice of and attend the Special Meeting or any adjournments or postponements of the Special Meeting. Each share of our common stock entitles you to one vote on each matter properly brought before the Special Meeting.

Q:
How do I cast my vote if I am a record holder?

A:
If you are a common stockholder of record on the record date, you may vote in person at the Special Meeting, or by submitting your proxy by mail, telephone or Internet. If you wish to mail your proxy, you can submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed, postage-paid envelope. If you wish to submit your proxy by telephone or Internet, you may do so by following the instructions on your proxy card.

Q:
If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A:
No. If you hold your shares of common stock in "street name" through a broker, bank or other nominee, your broker, bank or other nominee will not vote your shares unless you provide instructions on how to vote. You must obtain a proxy form from your broker, bank or other nominee that is the record holder of your shares and provide the record holder of your shares with instructions on how to vote your shares in accordance with the voting directions provided by your broker, bank or nominee.

Q:
What if I abstain from voting or do not instruct my broker how to vote my shares?

A:
Shares held by a Company stockholder who indicates on an executed proxy card that he or she wishes to abstain from voting will count toward determining whether a quorum is present and will be counted as votes cast and have the same effect as a vote "AGAINST" the Share Issuance proposal, the advisory, non-binding proposal on the Potential Payments Under Compensation Arrangements, the Reverse Stock Split Charter Amendment proposal, and the proposal to permit the proxies to adjourn or postpone the Special Meeting.

A broker "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner signs and returns a proxy with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in "street name") but does not vote on a particular matter because the nominee does not have the discretionary voting power with respect to that matter and has not received instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters but not on non-routine matters. The proposals that Company stockholders are being asked to vote on at the Special Meeting are not considered routine matters and accordingly, brokers or other nominees may not vote without instructions. See "The Special Meeting" beginning on page 109.

If a broker non-vote occurs, the broker non-vote will count for purposes of determining a quorum. A broker non-vote is not a vote cast. The broker non-vote will not affect the outcome of the votes on the Share Issuance proposal or the advisory, non-binding proposal on the Potential Payments Under Compensation Arrangements. A broker non-vote will have the same effect as a vote "AGAINST" the Reverse Stock Split Charter Amendment proposal and will not be counted in the tabulation of the results of the proposal to permit the proxies to adjourn or postpone the Special Meeting.

Q:
How will proxy holders vote my shares?

A:
If you properly submit a proxy prior to the Special Meeting, your shares of common stock will be voted as you direct. If you submit a proxy but no direction is otherwise made, your shares of common stock will be voted "FOR" the Share Issuance proposal, "FOR" the Reverse Stock Split Charter Amendment proposal, "FOR" the advisory, non-binding proposal on the Potential Payments Under Compensation Arrangements, and "FOR" the approval of any adjournments or postponements of the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of the foregoing proposals.

Q:
Can I change my vote after I have mailed my proxy card?

A:
Yes. If you own shares of our common stock as a record holder, you may revoke a previously granted proxy at any time before it is exercised by filing with our Corporate Secretary a notice of revocation or a duly executed proxy bearing a later date or voting again by telephone or Internet or by attending the meeting and voting in person. Attendance at the meeting will not, in itself, constitute revocation of a previously granted proxy. If you have instructed your broker, bank or nominee to vote your shares, the above described options for changing your vote do not apply and instead you should follow the instructions received from your broker, bank or other nominee to change your vote.

Q:
Where can I find more information about the Company?

A:
We file certain information with the Securities and Exchange Commission, referred to as the SEC. You may read and copy this information at the SEC's public reference facilities. You may call the SEC at 1-800-SEC-0330 for information about these facilities. This information is also available at the Internet site the SEC maintains at www.sec.gov and on our website at www.strsolar.com. Information contained on our website is not part of, or incorporated in, this proxy statement. You can also request copies of these documents from us. See "Where You Can Find More Information" beginning on page 118.

Q:
Who will solicit and pay the cost of soliciting proxies?

A:
We will bear the cost of soliciting proxies for the Special Meeting. Our Board of Directors is soliciting your proxy on our behalf. Our officers, directors and employees may solicit proxies by telephone, facsimile, mail or Internet or in person. They will not be paid any additional cash amounts for soliciting proxies. We have retained Georgeson, Inc. to assist us in the solicitation of proxies, and will pay approximately $15,000, plus reimbursement of out-of-pocket expenses, to Georgeson, Inc. for its services. We will also request that banking institutions, brokerage firms, custodians, nominees, fiduciaries and other like parties forward the solicitation materials to the beneficial owners of shares of common stock held of record by such person, and we will, upon request of such record holders, reimburse forwarding charges and out-of-pocket expenses.

Q:
Who can help answer my other questions?

A:
If you have more questions about the Special Meeting or the Transaction, you should contact our proxy solicitation agent, Georgeson, Inc., as follows:

480 Washington Boulevard—26th Floor
Jersey City, New Jersey 07310
(888) 877-5373

If you hold our shares of common stock through a broker, bank or other nominee, you should also call your broker, bank or other nominee for additional information.

SUMMARY

        This summary highlights only selected information from this proxy statement that we believe is important to you in deciding how to vote on the proposals described in this proxy statement. It does not contain all of the information that may be important to you. We urge you to read carefully the entire proxy statement and the other documents to which this proxy statement refers you in order to fully understand the proposed transaction. See "Where You Can Find More Information" beginning on page 118. Each item in this summary refers to the page of this proxy statement on which that subject is discussed in more detail.

 The Companies

STR Holdings, Inc. (page 76)
18 Craftsman Street
East Windsor, Connecticut 06088
(860) 763-7014

        STR Holdings, Inc., which we refer to as "we," "us," "our," "the Company," "our Company" or "STR," is a Delaware corporation. The Company and its subsidiaries are providers of encapsulants to the photovoltaic module industry. We commenced operations in 1944 as a plastics and industrial materials research and development company. Based upon our expertise in polymer science, we evolved into a global provider of encapsulants to the solar industry. Encapsulant is a critical component used to protect and hold solar modules together.

        We were the first to develop ethylene-vinyl acetate based encapsulants for use in commercial solar module manufacturing. Over time we have expanded our solar encapsulant business, by investing in research and development and global production capacity.

        As of and for the six months ended June 30, 2014, the Company had total assets of $94.1 million, net sales of $20.6 million, total liabilities of $14.4 million, and total stockholders' equity of $79.6 million. Our common stock is listed on the New York Stock Exchange, or NYSE, under the symbol "STRI."

Zhen Fa New Energy (U.S.) Co., Ltd. and Affiliates (page 76)
2422 W. Remington Place
Chandler, Arizona 85286

Zhenfa Energy Group Co. Ltd. (page 76)
27th Floor, No. 1 Building
12 North Qingfeng
Yubei District
Chongqing
China
+86-510-82706662

        Zhen Fa New Energy (U.S.) Co., Ltd., referred to as the Purchaser, is a Nevada entity with its principal place of business in Arizona, which was formed in 2013 as part of the Zhenfa Group's (as defined below) expansion of its engineering, procurement, and construction business globally. While the Purchaser has been researching potential solar projects in the United States in which to invest, it has not completed any investments or begun any projects in the United States to date. The Purchaser is an indirect wholly owned subsidiary of Jiangsu Zhenfa Holding Group Co., Ltd., formerly known as Jiangsu Zhenfa Investment and Development Co., Ltd., referred to as Jiangsu Zhenfa, which is 98%-owned by its Chairman, Zha Zhengfa, who is a Chinese national. Jiangsu Zhenfa and its subsidiaries are not controlled by any Chinese governmental entity. Jiangsu Zhenfa is the parent company of approximately 60 entities, mostly within China and including subsidiaries in North America,

Australia, Japan, Singapore, Turkey, Zimbabwe and Dubai, referred to collectively as the Zhenfa Group.

        Zhenfa Energy Group Co. Ltd., referred to as Zhenfa Energy, is a leading solar systems integrator, engineering, procurement, and construction company and solar power station owner-operator within China. At the end of 2013, the Zhenfa Group had developed and installed approximately two gigawatts of solar power in China, including unique utility scale solar projects in which solar arrays are constructed and utilized in conjunction with fisheries in intertidal zones and agricultural projects in desertification areas. The Zhenfa Group holds Chinese patents in a self-adaptive sun tracking system for solar arrays that increases the efficiency of solar projects by up to 25% over fixed tracking systems, and in 2013 won a bid to construct a 13 megawatt ground mounted solar project in Canberra, Australia. Zhenfa Energy has commenced the initial phase of that project, but construction has yet to begin.

 The Transaction

        The stock purchase agreement, dated as of August 11, 2014, by and between the Company and the Purchaser, which is referred to as the Purchase Agreement, and any exhibits thereto are included as Annex A to this proxy statement. We encourage you to carefully read the Purchase Agreement in its entirety because it is the principal legal agreement that governs the proposed transaction.

The Share Issuance and Related Transactions (page 33)

        Subject to the terms and conditions of the Purchase Agreement, at the effective time of the sale of common stock to the Purchaser as contemplated by the Purchase Agreement, referred to as the Closing, the Company will issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, an aggregate of 27,632,130 shares of the Company's authorized but unissued common stock, referred to as the Purchased Shares, for an aggregate purchase price of $21,663,590, or $0.784 per share, referred to as the Purchase Price. The sale of the Purchased Shares to the Purchaser for payment of the Purchase Price is referred to as the Share Issuance.

        In connection with the execution of the Purchase Agreement, the Purchaser paid to the Company a deposit of $3,200,000, referred to as the Deposit. Prior to entering into the Purchase Agreement, the Purchaser previously paid to the Company $200,000 in connection with the continued negotiation of the Purchase Agreement, referred to as the Prior Payment. Upon the Closing, the Deposit and the Prior Payment will be credited against the Purchase Price. Subject to certain conditions discussed herein, the Deposit and Prior Payment are refundable to the Purchaser if the Closing does not occur.

Special Dividend (page 33)

        In connection with, and as a condition to, the Closing, the Company shall declare a special dividend, referred to as the Special Dividend, to be paid to all stockholders of the Company, other than the Purchaser, in an amount equal to $0.85 per share of common stock. Of this amount, approximately $0.82 share will be funded from the gross proceeds of the Share Issuance, and the balance, approximately $0.03 a share, or an aggregate of approximately $900,000, together with the expenses of the Transaction, will be funded from the Company's working capital. Based on the number of shares of our common stock outstanding on October 3, 2014, the record date for the Special Meeting, the aggregate amount of the Special Dividend would be approximately $22.6 million. Pursuant to the terms of the Purchase Agreement, the Purchaser has voluntarily waived any right as a stockholder to participate in the Special Dividend.

        In connection with and as a condition to the Closing, the Board of Directors will declare the Special Dividend to all of the Company's stockholders, other than the Purchaser. If the Closing does not occur, the Board of Directors does not intend to declare the Special Dividend.

 Ownership of the Company After the Closing (page 34)

        The Purchased Shares will represent approximately 51% of the outstanding common stock of the Company immediately after the Closing. Shares of common stock held by Company stockholders immediately prior to the Closing will represent approximately 49% of the outstanding common stock of the Company immediately after the Closing.

Effective Value of the Transaction (page 34)

        Following the Closing and payment of the Special Dividend, our stockholders, other than the Purchaser, will have received a dividend of $0.85 per share and retained a 49% interest in the Company. This result was structured to treat all stockholders equally based upon the number of shares they hold, and to be the economic equivalent of the Purchaser acquiring 51% of our outstanding shares of common stock from all of our stockholders at a valuation of $1.60 per share, with an additional dividend to our stockholders, other than the Purchaser, of approximately $0.03 per share followed by a stock split of approximately 2.04-for-one. Assuming no significant change to the number of shares of our outstanding common stock, at the Closing (i) the Purchaser would have paid approximately $21.7 million for its 51% interest in the Company, (ii) our stockholders, other than the Purchaser, will be entitled to receive their pro rata portion of aggregate payments of approximately $22.6 million representing the Special Dividend, (iii) the Company would have retained no proceeds from the Share Issuance, and (iv) our stockholders, other than the Purchaser, would have retained a 49% interest in the Company. The effective value of the $1.60 per share purchase price represents a 23% premium to the average closing price of our common stock of $1.30 per share for the ten-day period ended August 8, 2014, the last trading day prior to our execution of the Purchase Agreement.

Use of Proceeds (page 34)

        We expect to receive net proceeds from the offering of approximately $19.2 million, after deducting estimated expenses payable by us. The Company, and not the Company's stockholders, will receive all of the net proceeds from the Share Issuance. We expect to use all of the proceeds to fund a substantial portion of the Special Dividend, with the remainder to be funded from our working capital.

Board Recommendation (page 109)

        Our Board of Directors has determined that the Share Issuance and the transactions contemplated by the Purchase Agreement, collectively referred to as the Transaction, is advisable and in the best interests of the Company and its stockholders. In addition, the Board of Directors has determined that the approval of an amendment to the Company's certificate of incorporation, to effect a reverse stock split of our common stock at any time prior to 90 days following the Closing, at a specific ratio to be determined by the Board of Directors in its sole discretion within the range of one-for-two to one-for-five, inclusive, referred to as the Reverse Stock Split Charter Amendment, is in the best interests of the Company and its stockholders. The Board of Directors recommends that the Company stockholders vote:

  •
  "FOR" the Share Issuance;

  •
  "FOR" the Reverse Stock Split Charter Amendment;

  •
  "FOR" the proposal to approve, on an advisory, non-binding basis, the compensation that may be paid or become payable to our named executive officers in connection with the Transaction, and the agreements and understandings pursuant to which such compensation may be paid or become payable, referred to as the Potential Payments Under Compensation Arrangements; and

  •
  "FOR" the adjournment or postponement of the Special Meeting, if necessary, to permit further solicitation of proxies in favor of the foregoing proposals.

        For additional information see "The Special Meeting—Board Recommendation" beginning on page 109.

        In making its recommendations, the Board of Directors considered those matters set forth under the heading "The Transaction—The Company's Reasons for the Transaction and the Recommendation of the Company's Board of Directors Relating to the Share Issuance" beginning on page 42 and "The Reverse Stock Split Charter Amendment—Reasons for the Reverse Stock Split Charter Amendment" beginning on page 98.

 Opinion of the Company's Financial Advisor (page 47)

        In connection with the proposed Transaction, our Board of Directors received the written opinion, dated August 11, 2014, of the Company's financial advisor, Greentech Capital Advisors Securities, LLC, referred to as GCA, as to the fairness, from a financial point of view and as of the date of such opinion, of the Share Issuance and Special Dividend to the holders of the Company's common stock. The full text of the written opinion of GCA is attached as Annex C to this proxy statement and is incorporated herein by reference. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by GCA in rendering its opinion. We encourage you to read the entire opinion carefully and in its entirety. GCA's opinion is directed to the Board of Directors (in its capacity as such) and addresses only the fairness of the Share Issuance and Special Dividend from a financial point of view to the holders of the Company's common stock pursuant to the Purchase Agreement, as of August 11, 2014. It does not address any other aspects of the Transaction. The opinion, the summary thereof and any related analyses set forth in this proxy statement are not intended to be, and do not constitute, a recommendation to the Board of Directors or to any holder of the Company's common stock or any other party as to how to act or vote at the Special Meeting. The summary of the opinion of GCA included herein is qualified in its entirety by reference to the full text of the opinion.

 Interests of Company Executive Officers and Directors in the Transaction (page 60)

        In considering the Board of Directors' recommendations to vote in favor of the Share Issuance, the Reverse Stock Split Charter Amendment, and the Potential Payments Under Compensation Arrangements proposal, you should be aware that the Company's executive officers and directors might have interests in the Transaction that may be different from, or in addition to, the interests of the Company's stockholders generally. The Board of Directors was aware of these interests and considered them, among other matters, when it approved the Purchase Agreement and the Transaction.

No Appraisal Rights (page 73)

        The Company's stockholders are not entitled to appraisal rights in connection with the Transaction.

Accounting Treatment (page 73)

        The Share Issuance will be accounted for by an increase in cash and corresponding increase in common stock and additional paid-in capital. Direct costs associated with the stock issuance will reduce additional paid-in capital. The Special Dividend will be accounted for as an increase to accumulated deficit. Direct costs associated with the Special Dividend will be expensed as incurred to reduce earnings and increase accumulated deficit.

Regulatory and Other Approvals Required for the Transaction (page 74)

        Under the Purchase Agreement, each of the Company and the Purchaser has agreed to cooperate fully and use its commercially reasonable efforts to take all actions and to do all things necessary, proper or advisable to consummate and make effective the Transaction, including promptly making all material filings and notices required by any federal, state, local, municipal, foreign, international, multinational or other administrative order, constitution, law, ordinance, regulation, statute or treaty necessary for consummation of the Transaction.

        A condition to the Company's and the Purchaser's respective obligations to consummate the Share Issuance is that the parties shall have received notice from The Committee on Foreign Investment in the United States, referred to as CFIUS, that there are no unresolved national security concerns with respect to the Transaction. The Company and the Purchaser have decided that it is in their mutual best interest to submit a joint voluntary notice to CFIUS and obtain CFIUS clearance for the Transaction.

Such notice was submitted on October 6, 2014. The Company cannot provide assurances that there will not be an issue in the CFIUS process, that the parties will avoid an investigation subsequent to CFIUS's 30-day review of the joint voluntary notice, or that CFIUS will ultimately clear the transaction, with or without imposing mitigation or conditions. A condition to the Company's and the Purchaser's respective obligations to consummate the Transaction is that the parties shall have received notice from CFIUS that there are no unresolved national security concerns with respect to the Transaction.

        Additionally, a condition to the Company's obligation to consummate the Share Issuance is that Zhenfa Energy shall have received certain approvals of the Chinese government required to perform its obligations under the Purchase Agreement and the other agreements entered into in connection with the Transaction and to consummate the Transaction. Zhenfa Energy has advised the Company that it has received all of the required Chinese government approvals.

Voting Agreements (page 88)

        On August 11, 2014, the Purchaser entered into voting agreements with the officers and directors of the Company, as well as certain significant stockholders of the Company, pursuant to which such officers, directors and significant stockholders, among other things and subject to the terms and conditions thereof, agreed to vote in favor of the approval of all proposals submitted by the Company in connection with the Transaction and against any alternative business combination transaction. As of October 3, 2014, the record date for the Special Meeting, the directors, officers and significant securityholders subject to the voting agreements beneficially owned, in the aggregate, 5,585,381 shares of common stock, which represented approximately 19.6% of the issued and outstanding shares of common stock on such date.

Registration Rights Agreement (page 89)

        In connection with, and as a condition to, the Closing, the Company and the Purchaser will enter into a registration rights agreement that will, among other things, require the Company to register the Purchased Shares and certain other shares of our common stock held by the Purchaser (and, to the extent they meet certain criteria, any permitted transferees).

Sales Service Agreement (page 90)

        On August 11, 2014, Specialized Technology Resources, Inc., a subsidiary of the Company, and Zhenfa Energy entered into a sales service agreement. Pursuant to the terms of the agreement, Zhenfa Energy and its affiliates agreed to assist Specialized Technology Resources, Inc. and its affiliates in the marketing, sales, and distribution of its encapsulant and related products to Chinese solar module manufacturers, as well as the manufacture of those products in China. The agreement will become automatically effective, without any further action by either party, on the Closing Date. If the Closing does not occur, the agreement shall be void ab initio and have no force and effect.

Guarantee Agreement (page 91)

        On August 11, 2014, Zhenfa Energy entered into a guarantee agreement in favor of the Company, referred to as the Guarantee Agreement. Pursuant to the terms of the Guarantee Agreement, Zhenfa Energy has agreed to guarantee, absolutely and unconditionally, to the fullest extent permitted under applicable law, all of the obligations of the Purchaser under and pursuant to the terms of the Purchase Agreement, including, but not limited to, payment of the Purchase Price and performance of all the covenants and agreements of the Purchaser set forth in the Purchase Agreement, including all covenants and agreements relating to the corporate governance of the Company and the election of directors.

 Conditions to Completion of the Share Issuance (page 93)

        Each party's obligation to effect the Share Issuance are subject to the satisfaction or waiver of mutual conditions, including the following:

  •
  receipt of stockholder approval of the Share Issuance;

  •
  the absence of any law, injunction, judgment or ruling prohibiting the consummation of the Transaction or making the consummation of the Transaction illegal;

  •
  receipt of notice from CFIUS that there are no unresolved national security concerns with respect to the Transaction;

  •
  the parties shall have performed and complied in all material respects with all covenants, agreements and conditions set forth in the Purchase Agreement required to be performed prior to or on the Closing Date, except, in the case of the Company, for such failures which have not had or would not reasonably be expected to have, individually or in the aggregate, a material adverse effect;

  •
  the entry into any agreements contemplated by the Purchase Agreement that are applicable to such party;

  •
  receipt of an officer certificate(s) with regard to satisfaction of certain conditions and other matters; and

  •
  declaration by the Company of the Special Dividend.

        There are also additional closing conditions specific to the Company and the Purchaser.

Termination of the Purchase Agreement (page 94)

        The Purchase Agreement may be terminated any time before the Closing by the written consent of the Company and the Purchaser.

        The Purchase Agreement may also be terminated prior to the Closing by either the Company or the Purchaser if:

  •
  the Closing has not occurred (other than because of the failure of a party seeking to terminate the Purchase Agreement to comply with its obligations under the Purchase Agreement) by January 31, 2015 (which date may be extended by the mutual agreement of the parties and is referred to as the Termination Date);

  •
  a court of competent jurisdiction or other governmental body issues a final and nonappealable law or order, or takes any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the Transaction;

  •
  the existence of a legal requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of a governmental body that makes consummation of the Transaction illegal or otherwise prohibits or prevents the consummation of the Transaction;

  •
  the Company's stockholders fail to give the necessary approvals to approve the Share Issuance at the Special Meeting or any adjournments or postponements thereof; or

  •
  there is a material inaccuracy in, or the Company or the Purchaser materially breaches or fails to perform or comply with any of their respective warranties, covenants, obligations or any other provision of the Purchase Agreement, and such material inaccuracy, breach or failure to perform or comply would result in the failure to satisfy one or more condition of the Purchase

    Agreement and such cannot be cured or has not been cured after 30 days written notice of such material inaccuracy, breach or failure to perform or comply from the other party.

        The Purchase Agreement may also be terminated prior to the Closing by the Purchaser under any of the following circumstances, collectively referred to as a Company Termination:

  •
  the Board of Directors fails to recommend that the stockholders approve the Share Issuance and any other proposals required to be submitted by the Company;

  •
  the Board of Directors makes a change in its recommendation to approve the Share Issuance and any other proposals required to be submitted by the Company;

  •
  the Board of Directors approves, endorses or recommends any other acquisition proposal (as defined herein);

  •
  the Company fails to include in the proxy statement sent to the Company's stockholders the recommendation of the Board of Directors to approve the Share Issuance and any other proposals required to be submitted by the Company; or

  •
  the Company or any of its representatives materially violates or breaches its non-solicitation and board recommendation covenants.

        The Purchase Agreement may also be terminated prior to the Closing by the Company under any of the following circumstances, collectively referred to as a Purchaser Termination:

  •
  a material breach of any provision of the Guarantee Agreement has been committed by Zhenfa Energy, and such breach has not been waived by the Company and cannot be cured or has not been cured after 30 days written notice of such material breach from the Company;

  •
  the required Chinese government approvals have been (i) denied or (ii) not obtained by the later of January 15, 2015 or the date that is one business day prior to the date of the Special Meeting; or

  •
  the Board of Directors determines to enter into a definitive agreement providing for the implementation of a superior proposal and the Company enters into such definitive agreement and pays a termination fee of $860,000 to Purchaser concurrently with such termination.

Termination Fees (page 95)

        The Company has agreed to pay the Purchaser a termination fee of $860,000 (such amount to be reduced by the amount of any expenses of the Purchaser reimbursed by the Company as described below) if the Purchase Agreement is terminated by:

  •
  the Purchaser pursuant to a Company Termination;

  •
  the Company, in order to accept and enter into a definitive agreement providing for the implementation of a superior proposal, and the Company enters into such definitive agreement;

  •
  the Purchaser, if the Closing has not occurred prior to January 31, 2015 and (i) on or before the date of such termination an acquisition proposal has been publicly announced or disclosed and (ii) a definitive agreement relating to the acquisition proposal is entered into by the Company or an acquisition transaction is consummated within 12 months of terminating the Purchase Agreement; or

  •
  the Company or the Purchaser, if the Company's stockholders have failed to give the necessary approvals at the Special Meeting or any adjournments or postponements thereof and (i) on or before the date of such Special Meeting an acquisition proposal has been publicly announced or disclosed and (ii) a definitive agreement relating to the acquisition proposal is entered into by the Company or an acquisition transaction is consummated within 12 months of terminating the Purchase Agreement.

        The Company's sole and exclusive remedy in the event the Purchase Agreement is terminated by the Company following a material inaccuracy, breach or failure to perform or comply by the Purchaser of any of its warranties, covenants, obligations or any other provision of the Purchase Agreement that has not been waived by the Company or cured by the Purchaser is the right to retain the Deposit, together with accrued interest thereon, and the Prior Payment.

Expenses (page 96)

        All costs and expenses incurred in connection with the Purchase Agreement and the Transaction will be paid by the party incurring such expense, whether or not the Transaction is consummated.

        Notwithstanding the foregoing, the Company is required to reimburse the Purchaser for its fees and expenses up to $500,000 in the aggregate if the Purchase Agreement is terminated by (i) the Purchaser, following a material inaccuracy, breach or failure to perform or comply by the Company of any of its warranties, covenants, obligations or any other provision of the Purchase Agreement that has not been waived by the Purchaser or cured by the Company or (ii) the Company or the Purchaser, if the Company's stockholders fail to give the necessary approvals at the Special Meeting or any adjournments or postponements thereof.

Indemnification of Purchaser (page 87)

        All covenants, agreements, representations and warranties made by the parties in the Purchase Agreement will survive for a period of 12 months following the Closing Date.

        From and after the Closing Date, and subject to the terms, conditions and limitations set forth in the Purchase Agreement, the Company will indemnify, hold harmless and defend the Purchaser and its officers, directors and affiliates against any adverse consequences (as defined herein) resulting from or arising out of a breach of the Company's representation or warranties (as of the date made or as of the Closing Date, as applicable) or covenants contained in the Purchase Agreement. The Company will not, however, be liable for any adverse consequences unless and until the aggregate amount of adverse consequences exceed $1.0 million. In this case, the Purchaser and its officers, directors and affiliates will be entitled to indemnification for all losses incurred by them that are in excess of this amount, subject to a limit on our maximum aggregate liability of $4.0 million. The indemnification discussed herein is the sole and exclusive remedy of the Purchaser and its officers, directors and affiliates, other than for claims for or based on willful material misconduct or intentional fraud by the Company.

Corporate Governance after the Closing (page 67)

        Board Composition.    Following the Closing, the size of the Board of Directors of the Company will be set at seven members. Subject in each case to all fiduciary duties of the Board of Directors, the Board of Directors following the Closing will be comprised of: (i) four directors who will have been designated by the Purchaser and are reasonably acceptable to the Board of Directors, referred to as the Purchaser Directors, at least two of whom will be independent, as defined under applicable NYSE listing standards, and shall be eligible and qualified to serve on the Audit Committee of the Board of Directors and the Compensation Committee of the Board of Directors, as determined in accordance with the rules and regulations of the SEC and applicable NYSE listing standards, (ii) one director who, as of the Closing, is also the President or Chief Executive Officer of the Company, referred to as the CEO Director, and (iii) two directors who are independent directors of the Company as of the date of the Purchase Agreement, referred to as the Continuing Directors.

        As of the date hereof, Robert S. Yorgensen, as the current President and Chief Executive Officer of the Company, shall serve on the Board of Directors following the Closing as the CEO Director. Additionally, John A. Janitz and Andrew M. Leitch have each been designated by the Board of Directors to serve on the Board of Directors following the Closing as the Continuing Directors.

        Following their nomination by the Purchaser and the subsequent investigation and due diligence performed on each person, the Board of Directors has approved Andrew Africk, Qu Chao, Eugene Cha, and Xin (Cindy) Lin to serve as the Purchaser Directors following the Closing.

        Board Committees.    Through the 2017 Annual Meeting, the Board of Directors will have four standing committees: (i) an Audit Committee, (ii) a Nominating and Corporate Governance Committee, (iii) a Compensation Committee and (iv) a newly established Special Committee of Continuing Directors. Any other committee established by the Board of Directors following the Closing will be comprised of at least one Continuing Director.

        As noted above, following the Closing a new Special Committee of Continuing Directors will be established by the Board of Directors. This committee will be comprised of the Continuing Directors. The Special Committee of Continuing Directors will have the authority to, among other things, enforce all matters under the Purchase Agreement and other agreements ancillary thereto, including, but not limited to, the Sales Service Agreement and Registration Rights Agreement (each as defined herein). The Special Committee of Continuing Directors will also have the power to select and appoint a cooperation committee under the Sales Service Agreement. Additionally, until the 2017 Annual Meeting, any transaction, arrangement or contract between the Company and the Purchaser and their respective affiliates and related parties, and any amendment, modification or waiver thereto, including the Purchase Agreement, the Sales Service Agreement and the Registration Rights Agreement, shall require the approval of the Special Committee of Continuing Directors.

        Effective as of and contingent upon the Closing, the standing committees will be comprised as follows: (i) the Audit Committee will consist of Messrs. Africk, Cha and Leitch, with Mr. Leitch serving as the Chairperson; (ii) the Nominating and Corporate Governance Committee will consist of Messrs. Africk, Cha and Janitz, with Mr. Janitz serving as Chairperson; (iii) the Compensation Committee will consist of Messrs. Africk and Janitz, with Mr. Janitz serving as Chairperson; and (iv) the Special Committee of Continuing Directors will consist of Messrs. Janitz and Leitch.

        Executive Officers and Key Technical Personnel.    It is anticipated that the executive officers of the Company prior to the Closing shall remain the executive officers of the Company following the Closing. Unless otherwise consented to by the Purchaser and the Special Committee of Continuing Directors, from the Closing through the 2017 Annual Meeting, the Company will use its commercially reasonable efforts to continue the employment and services of its current executive officers and key technical personnel in their respective current positions.

        Additional Corporate Governance Considerations.    Unless otherwise consented to by the Purchaser and the Special Committee of Continuing Directors, from the Closing through the 2017 Annual Meeting, the Company will:

  •
  use commercially reasonable efforts to remain in compliance with NYSE continued listing standards; provided, however, that if the Company is unable to remain in compliance with such standards, the Company will use commercially reasonable efforts to cause its common stock to be listed or quoted on another national securities exchange reasonably acceptable to the Purchaser;

  •
  continue to file all reports with the SEC under Sections 13 and/or 15(d) of the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act, even if the Company is not subject to such reporting requirements;

  •
  continue to carry on its business as a manufacturer of solar panel encapsulant products in the ordinary course consistent with past practice; and

  •
  use commercially reasonable effort to preserve substantially intact its present business organization.

 Headquarters (page 73)

        After the Closing, the Company will continue to have its headquarters, principal executive offices and research and development laboratory in Connecticut.

Stock Ownership of Directors and Executive Officers (page 110)

        As of October 3, 2014, the record date for the Special Meeting, the directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote 3,408,111 shares of our common stock, or approximately 12.0% of the shares of our common stock outstanding on that date.

The Special Meeting

The Special Meeting (page 109)

        The Special Meeting will be held on November 14, 2014 at 10:00 a.m., local time, at the Hartford/Windsor Marriott Airport Hotel, located at 28 Day Hill Road, Windsor, Connecticut 06095.

Purpose of the Special Meeting (page 109)

        At the Special Meeting, our stockholders will be asked to approve:

  •
  the Share Issuance proposal;

  •
  the Reverse Stock Split Charter Amendment proposal;

  •
  the Potential Payments Under Compensation Arrangement proposal; and

  •
  a proposal to adjourn or postpone the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of the foregoing proposals.

Record Date; Shares Entitled to Vote (page 109)

        The Company has fixed the close of business on October 3, 2014 as the record date, referred to as the record date, for determining the Company stockholders entitled to receive notice of and to vote at the Special Meeting. Only holders of record of our common stock on the record date are entitled to receive notice of and vote at the Special Meeting, and any adjournment or postponement thereof.

        Each share of our common stock is entitled to one vote on each matter brought before the Special Meeting. On the record date, there were 26,564,324 shares of our common stock issued and outstanding.

Quorum Requirement (page 109)

        Under Delaware law and the Company's bylaws, a quorum of our stockholders at the Special Meeting is necessary to transact business. The presence of holders representing a majority of the shares of our common stock issued and outstanding on the record date entitled to vote at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting.

        All of the shares of our common stock represented in person or by proxy at the Special Meeting, including abstentions, will be treated as present for purposes of determining the presence or absence of a quorum at the Special Meeting.

Votes Required to Approve the Proposals (page 110)

        The Company's proposals require different percentages of votes in order to approve them:

  •
  In order to approve the Share Issuance proposal, the affirmative vote of the majority of total votes cast on the proposal must be obtained.

  •
  In order to approve the Reverse Stock Split Charter Amendment proposal, the affirmative vote of the majority of outstanding shares of our common stock entitled to vote on the proposal must be obtained.

  •
  In order to approve the Potential Payments Under Compensation Arrangements proposal, the affirmative vote of the majority of the shares of our common stock present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal must be obtained.

  •
  In order to approve the proposal to permit the proxies to adjourn or postpone the Special Meeting, including for the purpose of soliciting additional proxies, the affirmative vote of the majority of shares of our common stock present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal must be obtained, regardless of whether a quorum is present.

        The votes on the Potential Payments Under Compensation Arrangements and the Reverse Stock Split Charter Amendment proposals are votes separate and apart from the vote to approve the Share Issuance. Because the vote on Potential Payments Under Compensation Arrangements is advisory in nature only, it will not be binding on the Company. The approval of the Share Issuance proposal is a condition to the Closing. In connection with and as a condition to the Closing, the Board of Directors will declare the Special Dividend to all of our stockholders, other than the Purchaser. If the Closing does not occur, the Board of Directors does not intend to declare the Special Dividend.

 Failure to Vote; Abstentions and Broker Non-Votes (page 111)

        Subject to the foregoing, no vote will be cast on any proposal at the Special Meeting on behalf of any stockholder of record who does not cast a vote on such matter. However, if the stockholder properly submits a proxy prior to the Special Meeting, his or her shares of common stock will be voted as he or she directs. If he or she submits a proxy but no direction is otherwise made, the shares of common stock will be voted "FOR" the Share Issuance proposal, "FOR" the Reverse Stock Split Charter Amendment proposal, "FOR" the advisory, non-binding proposal on the Potential Payments Under Compensation Arrangements, and "FOR" the approval of any adjournments or postponements of the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of the foregoing proposals.

        Shares held by a stockholder who indicates on an executed proxy card that he or she wishes to abstain from voting will count toward determining whether a quorum is present and will be counted as votes cast and have the same effect as a vote "AGAINST" the Share Issuance proposal, the advisory, non-binding proposal on the Potential Payments Under Compensation Arrangements, the Reverse Stock Split Charter Amendment proposal, and the proposal to permit the proxies to adjourn or postpone the Special Meeting.

        If a broker non-vote occurs, the broker non-vote will count for purposes of determining a quorum. A broker non-vote is not a vote cast. The broker non-vote will not affect the outcome of the votes on the Share Issuance proposal and the advisory, non-binding proposal on the Potential Payments Under Compensation Arrangements. A broker non-vote will have the same effect as a vote "AGAINST" the Reverse Stock Split Charter Amendment proposal and will not be counted in the tabulation of the results of the proposal to permit the proxies to adjourn or postpone the Special Meeting.

 SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

        The following table sets forth certain of our historical consolidated financial data for the dates and for the periods indicated. The consolidated financial data as of and for the years ended December 31, 2013, 2012, 2011, 2010 and 2009 is derived from our audited consolidated financial statements. The selected balance sheet data as of December 31, 2013 and 2012 are derived from our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013 which is incorporated by reference into this proxy statement. The selected balance sheet data as of December 31, 2011, 2010 and 2009 are derived from our audited financial statements not included in this proxy statement. The consolidated financial information as of and for the six months ended June 30, 2014 and 2013, is derived from our unaudited condensed consolidated financial statements which are included in our Quarterly Reports on Form 10-Q for the six months ended June 30, 2014 and 2013 which are incorporated by reference into this proxy statement and which, in our opinion, include all adjustments (consisting of normal, recurring adjustments) necessary for a fair statement of our financial position and results of operations for such periods. Interim results for the six months ended June 30, 2014 are not necessarily indicative of results for the remainder of the fiscal year or for any future period.

	Year Ended December 31,					Six Months Ended June 30, (Unaudited)
	2013	2012	2011	2010	2009	2014	2013
Statement of Operations Data:
Net sales	$31,860	$95,345	$232,431	$259,200	$149,521	$20,558	$18,970

Operating (loss) income	$(25,235)	$(283,485)	$(24,597)	$82,194	$36,819	$(7,788)	$(12,635)

Net (loss) earnings from continuing operations	$(18,286)	$(211,575)	$(39,428)	$54,749	$24,278	$(6,282)	$(8,701)
Earnings (loss) from discontinued operations	—	4,228	38,124	(5,438)	(1,289)	—	—

Net (loss) earnings	$(18,286)	$(207,347)	$(1,304)	$49,311	$22,989	$(6,282)	$(8,701)

Net (loss) earnings per share data:
Basic from continuing operations	$(0.44)	$(5.12)	$(0.96)	$1.36	$0.66	$(0.17)	$(0.21)

Basic from discontinued operations	—	0.10	0.93	(0.14)	(0.03)	—	—

Basic	$(0.44)	$(5.02)	$(0.03)	$1.22	$0.63	$(0.17)	$(0.21)

Diluted from continuing operations	$(0.44)	$(5.12)	$(0.96)	$1.30	$0.65	$(0.17)	$(0.21)

Diluted from discontinued operations	—	0.10	0.93	(0.13)	(0.04)	—	—

Diluted	$(0.44)	$(5.02)	$(0.03)	$1.17	$0.61	$(0.17)	$(0.21)

Goodwill impairment	$—	$82,524	$63,948	$—	$—	$—	$—
Intangible asset impairment	$—	$135,480	$—	$—	$—	$—	$—
Asset impairment	$194	$37,431	$1,861	$—	$—	$1,323	$—
Restructuring	$4,331	$1,069	$308	$—	$—	$(730)	$1,664
Capital expenditures	$2,238	$10,677	$21,537	$16,061	$7,848	$1,720	$1,757
Cash	$58,173	$81,985	$58,794	$98,333	$60,852	$27,219	$72,273
Total assets	$129,209	$147,164	$402,091	$702,846	$640,620	$94,054	$139,457
Total debt	$—	$—	$—	$238,525	$240,375	$—	$—
Total stockholders' equity	$111,862	$127,439	$330,505	$328,040	$271,270	$79,646	$119,645

 CAPITALIZATION

        The following table sets forth our cash and cash equivalents and our capitalization as of June 30, 2014 on an:

  •
  actual basis; and

  •
  as adjusted basis giving effect to the sale of $21.7 million shares of our common stock to the Purchaser at a price per share of $0.784, after deducting estimated offering expenses paid by us of approximately $2.5 million, and after giving effect to the Special Dividend of an aggregate of approximately $22.6 million.

        You should read this table in conjunction with the information contained in "The Transaction—Use of Proceeds," "Selected Historical Consolidated Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, as well as the consolidated financial statements and the notes thereto included therein.

	As Of June 30, 2014
		Adjustments
	Actual Basis	Share Issuance	Special Dividend	Transaction Expenses	As Adjusted
	(unaudited, in thousands, except share data)
Cash and cash equivalents	$27,219	$21,664	$(22,566)	$(2,500)	$$23,817

Total debt	$—	$—	$—	$—	$—

Stockholders' equity
Preferred stock, $0.01 par value, 20,000,000 shares authorized; no shares issued and outstanding	$—	$—	$—	$—	$—
Common stock, $0.01 par value, 200,000,000 shares authorized; 26,498,601 shares issued and 26,494,879 shares and outstanding	$263	$276	$—	$—	$539
Treasury stock, at cost	$(57)	$—	$—	$—	$(57)
Additional paid-in capital	$210,268	$21,388	$—	$(2,000)	$229,656
Accumulated deficit	$(128,703)	$—	$(22,566)	$(500)	$(151,769)
Accumulated other comprehensive income	$(2,125)	$—	$—	$—	$(2,125)

Total stockholders' equity	$79,646				$76,244

Common Shares:
Authorized	200,000,000	—			200,000,000
Issued	26,498,601	27,632,130			54,130,731 (1)
Outstanding	26,494,879	27,632,130			54,127,009 (1)

(1)
Does not take into account the completion of a reverse stock split, if any.

RISK FACTORS

        In addition to the other information included in this proxy statement, including the matters addressed in "Cautionary Statement Regarding Forward-Looking Statements" on page 32, you should carefully consider the following risk factors in determining how to vote at the Special Meeting. In addition, you should read and consider the risk factors associated with the businesses of the Company because these risk factors may affect the operations and financial results of the Company. These risk factors may be found under Part I, Item 1A, "Risk Factors" of the Company's Annual Report on Form 10-K for the year ended December 31, 2013, which is on file with the SEC, and which is incorporated by reference into this proxy statement.

 Risks Related to the Transaction

Failure to complete the Transaction could negatively impact our stock price, business, financial condition, results of operations or prospects.

        The Share Issuance is subject to the satisfaction or waiver of certain closing conditions summarized in the section in this proxy statement entitled "The Purchase Agreement—Conditions to Completion of the Share Issuance" beginning on page 93 and set forth in the Purchase Agreement attached to and included in this proxy statement as Annex A. We cannot assure you that each of the conditions will be satisfied. If the conditions are not satisfied or waived in a timely manner and the Transaction is delayed, we may lose some or all of the intended or perceived benefits of the Transaction, which could cause our stock price to decline and harm our business. Furthermore, even if each of the conditions is satisfied, we cannot assure you that the Closing will occur because the Company is not entitled to seek specific performance to enforce the Purchaser's obligations under the Purchase Agreement. Our sole and exclusive remedy in the event the Purchase Agreement is terminated by us following a material inaccuracy, breach or failure to perform or comply by the Purchaser of any of its warranties, covenants, obligations or any other provision of the Purchase Agreement that has not been waived by us or cured by the Purchaser is the right to retain the Deposit, together with accrued interest thereon, and the Prior Payment. In addition, in certain circumstances, each party may terminate the Purchase Agreement.

        If the Transaction, including the Share Issuance, is delayed or not completed (including in the case where the Purchase Agreement is terminated), our ongoing business may be adversely affected and, without realizing any of the benefits of having completed the Transaction, we will be subject to a number of risks, including the following:

  •
  we expect to incur continuing losses during the pendency of the Transaction;

  •
  we may be required to pay the Purchaser a termination fee if the Share Issuance is terminated under certain circumstances;

  •
  we will be required to pay certain costs relating to the Transaction, including substantial legal and accounting fees, whether or not the Transaction is completed;

  •
  our stock price may decline;

  •
  under the Purchase Agreement, we are subject to certain restrictions on the conduct of our business prior to completing the Share Issuance that may affect our ability to execute certain of our business strategies;

  •
  our business and prospects in China and elsewhere may suffer due to adverse publicity regarding our inability to complete the Transaction and the potential negative perceptions that may result from a failure to establish a relationship with the Zhenfa Group, given its relationships with many top-tier Chinese module manufacturers; and

  •
  matters relating to the Transaction may require substantial commitments of time and resources by our management, which could otherwise have been devoted to other opportunities that may have been beneficial to us.

        We also could be subject to litigation related to any failure to complete the Transaction or related to any enforcement proceeding commenced against us to perform our obligations under the Purchase Agreement. If the Transaction is not completed, these risks may materialize and may adversely affect our stock price, business, financial condition, results of operations or prospects.

The Closing is subject to the receipt of consents, approvals and clearances from regulatory authorities that could delay the Closing or impose conditions that could have a material adverse effect on us or that could cause abandonment of the Transaction.

        A condition to our and the Purchaser's respective obligations to consummate the Share Issuance is that the parties shall have received notice from The Committee on Foreign Investment in the United States, referred to as CFIUS, that there are no unresolved national security concerns with respect to the Transaction. We cannot provide assurances regarding the resolution of any regulatory review process. Any relevant regulatory body may refuse its approval or may seek to make its approval subject to compliance by us with unanticipated or onerous conditions, or otherwise cause the termination of the Transaction.

Should we fail to complete the Transaction, one of the strategic alternatives that our Board of Directors could pursue is the dissolution and liquidation of our Company.

        We incurred net losses from continuing operations of $18.3 million, $211.6 million and $39.4 million for the years ended December 31, 2013, 2012 and 2011, respectively, and net losses of $6.3 million for the six months ended June 30, 2014. Moreover, we expect to incur additional losses during the pendency of the Transaction. If we are not successful in completing the Transaction, including the Share Issuance, we may decide to wind down or cease all of our operations. We also may seek stockholder approval of a plan of liquidation and dissolution. If our Board of Directors and stockholders were to approve a plan of liquidation and dissolution, the assets available to distribute to our stockholders are likely to be adversely affected by our expected continuing losses during the pendency of the Transaction and the substantial costs we will have incurred in connection with the Transaction.

Estimates as to the future value of the Company are inherently uncertain. You should not rely on such estimates without considering all of the information contained in this proxy statement.

        Any estimates as to the future value of the Company, including estimates regarding the price at which our common stock will trade following the Share Issuance and the Special Dividend, are inherently uncertain. The future value of the Company will depend upon, among other factors, the Company's ability to achieve projected revenue and earnings expectations and to realize the other anticipated benefits described in this proxy statement, all of which are subject to the risks and uncertainties described in this proxy statement, including these risk factors. Accordingly, you should not rely upon any estimates as to the future value of the Company, or the price at which our common stock will trade following the Transaction, whether made before or after the date of this proxy statement by the Company's or the Purchaser's respective management or affiliates or others, without considering all of the information contained in this proxy statement.

The Purchase Agreement contains certain indemnification obligations that could result in substantial liabilities if the Company is required to indemnify the Purchaser.

        Pursuant to the Purchase Agreement all covenants, agreements, representations and warranties made by the parties in the Purchase Agreement will survive for a period of 12 months following the Closing Date. From and after the Closing Date, and subject to the terms, conditions and limitations set forth in the Purchase Agreement, the Company will indemnify, hold harmless and defend the Purchaser and its officers, directors and affiliates, referred to collectively as the Purchaser Indemnified Parties, against any adverse consequences resulting from or arising out of a breach of the Company's representation or warranties (as of the date made or as of the Closing Date, as applicable) or covenants contained in the Purchase Agreement. Other than instances of willful material misconduct or fraud, the Company will not, however, be liable for any adverse consequences unless and until the aggregate amount of adverse consequences exceed $1.0 million. In this case, the Purchaser Indemnified Parties will be entitled to indemnification for all losses incurred by them that are in excess of this amount, subject to a limit on our maximum aggregate liability of $4.0 million. If any material indemnification obligations are triggered pursuant to the Purchase Agreement, the Company's financial condition could be materially and adversely affected. For more information see "The Purchase Agreement—Indemnification of Purchaser" beginning on page 87.

If the Closing occurs, Zhenfa Energy, as the parent company of the Purchaser, will beneficially own a controlling interest in our common stock as a result of the Share Issuance and control our Board of Directors. As a result, it will be able to exert significant influence over us, and Zhenfa Energy's interests may conflict with the interests of our other stockholders.

        As a result of the Share Issuance, the Purchaser, a wholly owned indirect subsidiary of Zhenfa Energy, will control 51% of the voting power of our common stock, and will be able to, subject to certain conditions set forth in the Purchase Agreement, control or exert substantial influence over us, including the election of our directors and most matters requiring board or stockholder approval, including business strategies, mergers, business combinations, acquisitions or dispositions of significant assets, issuances of common stock, incurrence of debt or other financing and the payment of dividends. The existence of a controlling stockholder may have the effect of making it difficult for a third party to seek, or may discourage or delay a third party from seeking, to acquire a majority of our outstanding common stock, which could adversely affect the market price of our stock. Zhenfa Energy will maintain its separate business operations following the Closing. As a result, Zhenfa Energy's interests may not always be consistent with the interests of our other stockholders. To the extent that conflicts of interest may arise among us, Zhenfa Energy and its affiliates, those conflicts may be resolved in a manner adverse to our other stockholders.

We may fail to realize some or all of the anticipated benefits of the proposed Transaction, which may adversely affect the value of our common stock.

        The success of the Transaction will depend, in part, on our ability to realize the anticipated benefits from our strategic alliance with Zhenfa Energy contemplated by the Transaction, including the benefits anticipated from Zhenfa Energy's assistance to us under the Sales Service Agreement in marketing and selling our products to China-based solar module manufacturers and in otherwise conducting business in China. We have not previously conducted business with Zhenfa Energy, and we cannot assure that we will be able to cooperate effectively under the Sales Service Agreement or otherwise. Overall coordination with the Zhenfa Group may also be a complex and time-consuming process. Such coordination may be further complicated by geographical, language and cultural differences. Even with proper planning and timely coordination, we cannot assure that we can achieve any anticipated benefits of the Transaction on a timely basis, if at all, or that we will otherwise be successful in expanding our business in China. Failure to achieve the expected benefits from the

Transaction could result in continuing substantial net losses and adversely affect the value of our common stock.

Our international operations, including those in China, expose us to additional operational challenges.

        We are subject to a number of additional risks and expenses due to our international operations, including our operations in China. Any of these risks or expenses could harm our operating results and expected benefits from the Transaction. These risks and expenses include:

  •
  difficulties in developing staffing and simultaneously managing operations in multiple locations as a result of, among other things, distance, language and cultural differences;

  •
  protectionist laws and business practices that favor local companies;

  •
  difficulties in securing, servicing and increasing sales to foreign customers;

  •
  difficulties in enforcing contracts and in the collection of trade accounts receivable;

  •
  difficulties and expenses related to implementing internal controls over financial reporting and disclosure controls and procedures;

  •
  possible adverse tax consequences;

  •
  the inability to obtain required regulatory approvals;

  •
  governmental currency controls;

  •
  multiple, conflicting and changing government laws and regulations;

  •
  potential noncompliance with the Foreign Corrupt Practices Act, as amended;

  •
  operation in parts of the world where strict compliance with anti-bribery laws may conflict with local customs and practices;

  •
  political and economic changes and disruptions, export/import controls and tariff regulations;

  •
  the inability to effectively obtain or enforce intellectual property rights and otherwise protect against clone or "knock off" products.

Our China operations are subject to national, regional and local regulations. The regulatory environment in China is evolving, and officials in the Chinese government exercise broad discretion in deciding how to interpret and apply regulations. It is possible that the Chinese government's current or future interpretation and application of existing or new regulations will negatively impact our China operations, result in regulatory investigations or lead to fines or penalties.

Zhenfa Energy may be unable to provide documentation of the required Chinese government approvals if requested by the Company or any third party.

        As of the date of this Proxy Statement, Zhenfa Energy believes that it has obtained all of the approvals of Chinese governmental agencies that are required for Zhenfa Energy to guarantee the obligations of the Purchaser under the Purchase Agreement. However, the Chinese government does not document its approval for a foreign investment guarantee, and thus, there is a risk that Zhenfa Energy will be unable to provide sufficient proof of the required Chinese government approvals of the Guarantee should such documentation be requested by the Company or any third party. For more information, see "The Purchase Agreement—Guarantee Agreement" beginning on page 91.

We may have limited legal recourse under the laws of China if disputes arise under our agreements or relationship with Zhenfa Energy.

        The Chinese government has enacted some laws and regulations dealing with matters such as corporate organization and governance, foreign investment, commerce, taxation and trade. However, their experience in implementing, interpreting and enforcing these laws and regulations is limited, and our ability to enforce commercial claims or to resolve commercial disputes is unpredictable. If disputes arise under our agreements or relationships with Zhenfa Energy, we face the risk that Zhenfa Energy may breach any of these agreements or otherwise engage in conduct relating to their relationship with us that could otherwise give rise to liability under U.S. law. The resolution of any matters involving Zhenfa Energy, including matters subject to international arbitration proceedings in London, England pursuant to the agreements we have delivered in connection with the Transaction, may be subject to the exercise of considerable discretion by agencies of the Chinese government, and forces unrelated to the legal merits of a particular matter or dispute may influence their determination. Any rights we may have to specific performance, or to seek an injunction under Chinese law, in any of these cases, are severely limited, and without a means of recourse by virtue of the Chinese legal system, we may be unable to prevent these situations from occurring. The occurrence of any such events could have a material adverse effect on our business, financial condition and results of operations.

Our existing stockholders will experience dilution of their percentage ownership of our common stock.

        Pursuant to the Purchase Agreement and subject to our stockholders' approval, we would be issuing new shares of common stock to the Purchaser, which would represent approximately 51% of the total issued and outstanding common stock of the Company following the Closing. The issuance of these shares would cause our current stockholders to experience immediate and significant dilution in their percentage ownership of the Company's outstanding common stock.

The consideration for the Share Issuance is fixed and will not be adjusted in the event the value of our Company increases before the Share Issuance is completed.

        The Purchase Price is fixed and will not be adjusted in the event that the value of our Company increases before the Share Issuance is completed. If the value of our Company increases prior to the consummation of the Transaction, it is possible that the effective value of the Share Issuance will not be at a premium over market price as of the Closing.

Uncertainties associated with the Transaction or the ownership of the Company after the Closing may cause delays in customer orders or even the loss of customers, which could offset any benefits we may realize from the Transaction.

        In response to the announcement of the Transaction, or due to the diversion of management's attention, current and potential customers of the Company may delay or defer decisions concerning their use of products of the Company. To the extent that the Transaction creates uncertainty among those persons and organizations contemplating purchases such that one large customer, or a significant group of smaller customers, delays, defers or changes purchases in connection with the Transaction, our results of operations would be adversely affected. Further, we may make customer assurances to address our customers' uncertainty about the direction of the Company's product and related support offerings that may result in additional obligations of the Company.

Some of our current directors and executive officers have interests in the Transaction that will differ from the interests of our stockholders, and these persons may have conflicts of interest in recommending to our stockholders that they approve the proposals to be voted upon at the Special Meeting.

        Some members of management and our Board of Directors have interests in the Transaction that differ from, or are in addition to, their interests as stockholders, including the continuing service of several of the Company's existing directors and executive officers following the Closing and the potential receipt of compensation following the Share Issuance if such executive officer is terminated under certain circumstances.

        These interests could cause management or members of the Board of Directors to have a conflict of interest in recommending approval of the proposals to be voted upon at the Special Meeting to our stockholders.

Our obligation to pay a termination fee under certain circumstances and the restrictions on our ability to solicit or engage in negotiations with respect to other acquisition proposals may discourage other transactions that may be favorable to our stockholders.

        Until the Share Issuance is completed or the Purchase Agreement is terminated, with limited exceptions, the Purchase Agreement prohibits us from entering into, soliciting or engaging in negotiations with respect to acquisition proposals or other business combinations with a party other than the Purchaser and its affiliates. We have agreed to pay the Purchaser a termination fee of $860,000 under certain specified circumstances, including in connection with a change in recommendation of the Board of Directors to our stockholders regarding the Share Issuance or certain other matters. These provisions could discourage other companies from proposing alternative transactions that may be more favorable to our stockholders than the Transaction.

The acquisition of control of our Company by Zhenfa Energy, a Chinese company, may expose us to greater regulatory scrutiny.

        At various times during recent years, the governments of the United States and China have had disagreements over political and economic issues. Controversies may arise in the future between these two countries. Any political or trade controversies between the United States and China could adversely affect our ability to successfully implement our Chinese strategy, the market price of our common stock and our ability to access the capital markets in United States. Also, as a result of recent controversies involving Chinese controlled companies, it is possible that such companies have come under increased scrutiny in the United States and other countries. If we become subject to enhanced regulatory review and oversight, responding to such review and oversight may be expensive and time consuming and may have a material adverse effect on our operations, even if we otherwise have complied with all legal and regulatory requirements.

We must continue to retain, motivate and recruit executives and other key employees, which may be difficult in light of uncertainty regarding the Transaction, including the Share Issuance, and failure to do so could negatively affect our operations.

        For the Transaction to be successful, we must continue to retain, motivate and recruit executives and other key employees prior to as well as after the Closing. Experienced executives are in high demand and competition for their talents can be intense. Employees may experience uncertainty about their future role with us until, or even after, strategies with regard to our operations and product development following the Closing are announced or executed. These potential distractions of the Transaction, including the Share Issuance, may adversely affect our ability to attract, motivate and retain executives and other key employees and keep them focused on applicable strategies and goals. A failure to retain and motivate executives and other key employees during the period prior to or after the Closing could have a material and adverse impact on our business and results of operations.

Certain of our directors and officers may be located outside of the United States.

        Following the Closing, and upon the appointment to the Board of Directors of the Purchaser's nominees, certain of our directors and, over the course of time, officers, may not be United States citizens or may reside out of the United States. It may not be possible for our stockholders to effect service of process upon our directors within the United States, to bring action against our directors or to enforce against our directors court judgments based on the civil liabilities provisions of the federal securities laws of the United States. Further, it is unclear if extradition treaties now in effect between the United States and China (and, for the matter, any other country that one of our directors may be a citizen of or reside in) would permit effective enforcement against our directors, outside of the United States, of criminal penalties, under the United States Federal securities laws or otherwise. For more information, see "The Transaction—Corporate Governance After the Closing—Board Composition" beginning on page 67.

Risks Related to the Reverse Stock Split Charter Amendment

The Reverse Stock Split Charter Amendment may not increase our stock price over the long-term.

        The principal purpose of effecting a reverse stock split pursuant to the Reverse Stock Split Charter Amendment would be to maintain a per-share market price of our common stock above the minimum bid price requirement under the NYSE's continued listing standard. We cannot assure you, however, that a reverse stock split will accomplish this objective for any meaningful period of time, if at all. While it is expected that the reduction in the number of outstanding shares of common stock would proportionally increase the market price of our common stock, we cannot assure you that a reverse stock split will increase the market price of our common stock by a multiple of the reverse stock split ratio chosen by our Board of Directors in its sole discretion, or result in any permanent or sustained increase in the market price of our common stock, which is dependent upon many factors, including our business and financial performance, general market conditions, and prospects for future success.

If we are unable to comply with the continued listing standards of the NYSE, including the minimum bid requirements, and we are delisted from the NYSE, it may be more difficult for you to sell your shares.

        Our common stock is currently listed on the NYSE. In order to maintain this listing, we must maintain certain share prices, financial and share distribution targets, including maintaining a minimum amount of stockholders' equity and a minimum number of public stockholders. In particular, the NYSE has the authority to delist our common stock if, during any period of 30 consecutive trading days, the average closing share price falls below $1.00 or the average market capitalization of our common stock falls below $50.0 million and, at the same time, total stockholders' equity is less than $50.0 million, and in either case we are unable to satisfy these standards within the time periods specified under NYSE regulations. Our total stockholder's equity was $79.6 million as of June 30, 2014. As a result of the Closing, we anticipate that our stockholder's equity will be reduced by approximately $3.4 million. Even if the market price of our common stock continues at a level that allows us to comply with the minimum bid price requirement, we cannot assure you that we will be able to comply with the market capitalization or other standards that we are required to meet in order to maintain a listing of our common stock on the NYSE, that the NYSE will interpret these requirements in the same manner we do, if we believe we meet the requirements, or that the NYSE will not change such requirements or add new requirements to include requirements we do not meet in the future. Our failure to meet these requirements may result in our common stock being delisted from such exchange, irrespective of our compliance with the applicable price requirement. In addition to specific listing and maintenance standards, the NYSE has broad discretionary authority over the initial and continued listing of securities, which such exchange could exercise with respect to the listing of our common stock. If we are delisted from the NYSE, our common stock may be considered a penny stock under the regulations of the SEC and would therefore be subject to rules that impose additional sales practice requirements on broker-dealers who sell our securities. The additional burdens imposed upon broker-dealers may discourage broker-dealers from effecting transactions in our common stock, which could severely limit market liquidity of the common stock and any stockholder's ability to sell our securities in the secondary market. This lack of liquidity would also likely make it more difficult for us to raise capital in the future.

The Reverse Stock Split Charter Amendment may decrease the liquidity of the common stock.

        Although the Board of Directors believes that the anticipated increase in the market price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after a reverse stock split is implemented, if applicable. A reduction in the number of outstanding shares may lead to reduced trading and a smaller number of market makers for our common stock. In addition, the reverse stock split may increase the number of stockholders who own odd lots (less than 100 shares) of our common stock, creating the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting such sales.

Following the Reverse Stock Split Charter Amendment, the resulting market price of our common stock may not satisfy the investing requirements of certain institutional investors. Consequently, the trading liquidity of our common stock may not improve.

        We cannot assure you that the Reverse Stock Split Charter Amendment will result in a share price that will continue to attract investors, including institutional investors or that the market price of our common stock will satisfy the investing requirements of those investors. As a result, we may not be able to maintain or increase the trading liquidity of our common stock.

The Reverse Stock Split Charter Amendment may lead to a decrease in our overall market capitalization.

        Should the market price of our common stock decline after the Reverse Stock Split Charter Amendment is effected, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the Reverse Stock Split Charter Amendment, if applicable. A reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share market price does not increase in proportion to the reverse stock split ratio, then the value of the Company, as measured by its stock capitalization, will be reduced. In some cases, the per-share stock price of companies that have effected reverse stock splits subsequently declined back to pre-reverse split levels, and accordingly, it cannot be assured that the total market value of our common stock will remain the same after the reverse stock split is effected, or that the reverse stock split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the reverse stock split.

If our common stock is delisted from the NYSE, we will use commercially reasonable efforts to list our shares of common stock on an alternative exchange. However, we cannot assure you that any application for listing on an alternative exchange will be accepted.

        If the reverse split fails to maintain a trading price for our common stock above $1.00 per share, or we otherwise fail to satisfy the continued listing requirements, or any other listing requirements that the NYSE may apply to us in its broad discretion, our shares of common stock may be delisted from the NYSE. Although we will use commercially reasonable efforts to list our shares on an alternative exchange, we cannot assure you that we will be able to meet any initial or continued listing requirements for an alternative exchange or that any listing application with an alternative exchange will be successful.

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS

        This proxy statement contains certain forward-looking information about the Company that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. These statements may be made directly in this proxy statement or may be incorporated into this proxy statement by reference to other documents and may include statements for the periods prior to Closing and following the Closing. Representatives of the Company may also make forward-looking statements. Forward-looking statements are statements that are not historical facts. Words such as "expect," "believe," "will," "may," "anticipate," "plan," "estimate," "intend," "should," "can," "likely," "could" and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding the expected completion of the Share Issuance, market and growth opportunities and other anticipated benefits associated with the Transaction and other statements that are not historical fact.

        These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements including, but not limited to: the ability of the parties to consummate the Transaction in a timely manner or at all; satisfaction of the conditions precedent to the Closing, including the ability to secure any governmental or regulatory approvals in a timely manner or at all, and approval by the stockholders; the possibility of litigation (including related to the transaction itself); the possibility that competing offers may be made; operational challenges in achieving strategic objectives and executing our plans; the risk that markets do not evolve as anticipated; the potential impact of the general economic conditions; and other economic, business and/or competitive factors. The risks included are not exhaustive. Other factors that could adversely affect the Transaction and the Company's business and prospects are described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Form 10-K filed on March 13, 2014 and in subsequent periodic reports on Forms 10-K, 10-Q and 8-K, as well as in this proxy statement, each of which contain and identify other important factors that could cause actual results to differ materially from those contained in any projections or forward-looking statements. You are urged to carefully review and consider the disclosure found in the Company's filings which are available on http://www.sec.gov or http://www.strsolar.com. The Company undertakes no obligation to publicly update any forward-looking statement contained in this report, whether as a result of new information, future developments or otherwise, except as may be required by law.

 THE TRANSACTION

        The following discussion contains important information relating to the Transaction. You are urged to read this discussion together with the Purchase Agreement and the related documents attached as Annexes to this proxy statement before voting.

 The Share Issuance and Related Transactions

        Subject to the terms and conditions of the stock purchase agreement between the Company and the Purchaser, referred to as the Purchase Agreement, at the effective time of sale of common stock to the Purchaser, referred to as the Closing, the Company will issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, an aggregate of 27,632,130 shares of the Company's authorized but unissued common stock, referred to as the Purchased Shares, for an aggregate purchase price of $21,663,590, or $0.784 per share, referred to as the Purchase Price. The sale of the Purchased Shares to the Purchaser for payment of the Purchase Price is referred to as the Share Issuance.

        In connection with the execution of the Purchase Agreement, the Purchaser paid to the Company a deposit of $3,200,000, referred to as the Deposit. Prior to entering into the Purchase Agreement, the Purchaser previously paid to the Company $200,000 in connection with the continued negotiation of the Purchase Agreement, referred to as the Prior Payment. Upon the Closing, the Deposit and the Prior Payment will be credited against the Purchase Price. Subject to certain conditions discussed herein, the Deposit and Prior Payment are refundable to the Purchaser if the Closing does not occur.

        Concurrently with the execution of the Purchase Agreement, Specialized Technology Resources, Inc., a subsidiary of the Company, entered into a sales service agreement, referred to as the Sales Service Agreement, with Zhenfa Energy whereby the Zhenfa Group has agreed, among other things, to assist the Company in a number of endeavors, including, without limitation, marketing and selling the Company's products in China, acquiring local raw materials, hiring and training personnel in China, and complying with Chinese law. The Sales Service Agreement becomes effective on the date of Closing, has an initial term of two years following the date of Closing and is automatically extended for one year periods unless terminated earlier. For more information regarding the Sales Service Agreement, see "The Purchase Agreement—Sales Service Agreement" on page 90.

        The payment of the Purchase Price, as well as all other obligations of the Purchaser in connection with the Transaction, will be guaranteed by Zhenfa Energy pursuant to the terms of a guarantee agreement, referred to as the Guarantee Agreement, between the Company and Zhenfa Energy. For more information regarding the Guarantee Agreement, see "The Purchase Agreement—Guarantee Agreement" on page 91.

Special Dividend

        In connection with, and as a condition to, the Closing, the Company shall declare a special dividend, referred to as the Special Dividend, to be paid to all stockholders of the Company, other than the Purchaser, in an amount equal to $0.85 per share of common stock. Of this amount, approximately $0.82 per share will be funded from the gross proceeds of the Share Issuance, and the balance, approximately $0.03 per share, or an aggregate of approximately $900,000, together with the expenses of the Transaction, will be funded from the Company's working capital. Based on the number of shares of our common stock outstanding on October 3, 2014, the record date for the Special Meeting, the aggregate amount of the Special Dividend would be approximately $22.6 million. Pursuant to the terms of the Purchase Agreement, the Purchaser has voluntarily waived any right as a stockholder to participate in the Special Dividend.

        In connection with and as a condition to the Closing, the Board of Directors will declare the Special Dividend to all of the Company's stockholders, other than the Purchaser. If the Closing does not occur, the Board of Directors does not intend to declare the Special Dividend.

 Ownership of the Company After the Closing

        As of October 3, 2014, the record date for the Special Meeting, approximately 26.6 million shares of common stock were outstanding and 4.4 million shares of common stock were reserved for issuance upon the exercise of outstanding stock options and settlement of other existing Company equity-based awards. In accordance with the terms of the Purchase Agreement, at the Closing, the Company will issue 27,632,130 shares of our common stock to the Purchaser. The Purchased Shares will represent approximately 51% of the outstanding common stock of the Company immediately after the Closing. Shares of our common stock held by our stockholders immediately prior to the Closing will represent approximately 49% of the outstanding common stock of the Company immediately after the Closing.

Effective Value of the Transaction

        Following the Closing and payment of the Special Dividend, our stockholders, other than the Purchaser, will have received a dividend of $0.85 per share and retained a 49% interest in the Company. This result was structured to treat all stockholders equally based upon the number of shares they hold, and to be the economic equivalent of the Purchaser acquiring 51% of our outstanding shares of common stock from all of our stockholders at a valuation of $1.60 per share, with an additional dividend to our stockholders, other than the Purchaser, of approximately $0.03 per share followed by a stock split of approximately 2.04-for-one. Assuming no significant change to the number of shares of our outstanding common stock, at the Closing (i) the Purchaser would have paid approximately $21.7 million for its 51% interest in the Company, (ii) our stockholders, other than the Purchaser, will be entitled to receive their pro rata portion of aggregate payments of approximately $22.6 million representing the Special Dividend, (iii) the Company would have retained no proceeds from the Share Issuance, and (iv) our stockholders, other than the Purchaser, would have retained a 49% interest in the Company. The effective value of the $1.60 per share purchase price represents a 23% premium to the average closing price of our common stock of $1.30 per share for the ten-day period ended August 8, 2014, the last trading day prior to our execution of the Purchase Agreement.

Use of Proceeds

        We expect to receive net proceeds from the offering of approximately $19.2 million, after deducting estimated expenses payable by us.

        The Company, and not the Company's stockholders, will receive all of the net proceeds of the Share Issuance. We expect to use all of the proceeds to a fund a substantial portion of the Special Dividend, with the remainder to be funded from our working capital.

Background of the Transaction

        Our sales and profitability have declined significantly since 2011 driven by (i) a rapid shift of solar module production from the United States and Europe to Asia, particularly China, (ii) the loss of First Solar, Inc., our then largest customer, (iii) financial distress of certain of our key customers, and (iv) intensified competition and steep price declines resulting from excess capacity throughout the solar manufacturing industry.

        During this period of time, we have been attempting to execute our core strategy, which consists of four areas of focus: (i) improve sales volumes, (ii) further reduce our cost structure, (iii) innovate new products and (iv) maintain adequate liquidity. We have attempted to improve our financial performance by focusing on cost-reductions, trying to increase our sales to Chinese module manufacturers and working to reduce the rate of decline of our cash balance from operating losses and capital investments. Despite having reduced expenses significantly through multiple reductions in our personnel and reductions in research and development expenditures, we continue to incur losses associated with our ongoing operations.

        Original Strategic Review.    In January 2013, our Board of Directors initiated a review of strategic alternatives. The objective of the review was to identify ways to maximize value for our stockholders given the significant challenges faced by our business. We retained two nationally recognized investment banks (one of such investment banks was Greentech Capital Advisors Securities LLC, referred to as GCA) and in August 2013 we retained a nationally recognized restructuring and consulting firm, referred to as the Restructuring Adviser, each as independent advisers to assist us with evaluating certain financial and operational aspects of various strategic alternatives. In March 2013, we formed a Strategic Transaction Committee of the Board of Directors, referred to as the Strategic Transaction Committee, to review, analyze and make recommendations to the Board of Directors regarding a possible sale of our business or other strategic transactions.

        At the direction of the Strategic Transaction Committee, GCA conducted a comprehensive "market test" to identify and evaluate potential purchasers of our business. The market test did not result in an offer to purchase our business on acceptable terms. The Strategic Transaction Committee, with the assistance of GCA, evaluated several other potential strategic alternatives including, among other things, acquisitions of Chinese solar encapsulant and backsheet manufacturers, acquisitions of other plastic sheet manufacturers with customers outside of the solar industry and mergers with companies serving other segments of the solar industry. Ultimately, the Board of Directors determined that there were no transactions identified to pursue on acceptable terms.

        In August 2013, following continued deterioration of our customer base outside of China and challenges with our rollout of new products within China, management recommended to the Board of Directors that we commence an orderly wind down of the encapsulant business and immediately seek to acquire a "downstream" solar installation business. Following management's recommendation, the Board of Directors retained the Restructuring Adviser to, among other things, assist management with developing a wind down plan for our encapsulant business, referred to as the Wind Down Plan, and directed the Strategic Transaction Committee to evaluate, with the assistance of GCA, potential acquisitions of, or mergers with, downstream solar installation businesses. The Strategic Transaction Committee did not identify any downstream solar installation businesses that met the Board of Directors' criteria and that were willing to enter into a transaction with us on acceptable terms.

        In October 2013, management presented a new operating plan to the Board of Directors referred to as the China Tolling Plan. The cornerstone of the China Tolling Plan was to use local Chinese companies to manufacture encapsulants for our Chinese customers rather than fully develop our own production facilities in China. The plan was also predicated on encouraging responses to our new product rollout from prospective customers in China. The key potential benefits of the China Tolling Plan were to reduce the capital expenditures and working capital investment that would otherwise be required to fully develop our own production facilities in China. A key assumption to the China Tolling Plan was that the Company would achieve significantly higher sales volumes in 2014, 2015 and 2016 compared to 2013 sales volumes.

        Following management's presentation of the China Tolling Plan, the Board of Directors asked GCA and the Restructuring Adviser to provide assessments of the China Tolling Plan and the Wind Down Plan. In connection with their analysis of the China Tolling Plan and the Wind Down Plan, GCA recommended to our Board of Directors that we wind down our encapsulant business and the Restructuring Adviser provided its analysis of the benefits and risks of both plans to the Board of Directors. In reaching their conclusions, both GCA and the Restructuring Adviser noted the substantial risks associated with executing the China Tolling Plan, management's recent history of missing forecasts and the substantial portion of the discounted cash flow value of the China Tolling Plan that came from existing cash. GCA and the Restructuring Adviser were retained to provide advice to the Board of Directors and the Strategic Transaction Committee in connection with their consideration of the various transactions described above.

        In November 2013, the Board of Directors reviewed the analysis and recommendation of GCA and the analysis of the Restructuring Adviser and considered, among other things, (i) the significant difference between the net present value per share of the China Tolling Plan and the Wind Down Plan, (ii) risks associated with the execution of the China Tolling Plan, (iii) evolving market conditions for solar encapsulants, (iv) our progress in executing the China Tolling Plan, (v) the potentially long period of time required before stockholders would receive distributions under the Wind Down Plan, (vi) that we had more cash than was likely to be required to execute the China Tolling Plan and (vii) that there were no actionable alternatives currently available or likely to become available in the near future to invest the excess cash at an attractive rate of return for our stockholders. After due consideration, the Board of Directors concluded that the China Tolling Plan in combination with the return of excess cash to stockholders through a so called modified "Dutch auction" tender offer was the best alternative currently available to maximize stockholder value.

        On January 31, 2014, we commenced the modified "Dutch auction" tender offer to repurchase, for cash, up to $30.0 million of shares of our common stock. On March 7, 2014, we closed on the tender offer and purchased a total of 15,611,958 shares at $1.54 per share for an aggregate purchase price of $24.0 million, excluding fees and expenses associated with the tender offer.

        In furtherance of the China Tolling Plan, on January 13, 2014, our indirect subsidiary, STR Solar (Hong Kong), Limited, entered into a Contract Manufacturing Agreement with ZheJiang FeiYu Photo-Electrical Science & Technology Co., Ltd., referred to as FeiYu, and Zhejiang Xiesheng Group Co., Ltd., the parent corporation of FeiYu. Pursuant to the Contract Manufacturing Agreement, we were to purchase certain solar encapsulant products manufactured by FeiYu to our specifications and supply FeiYu with all of the proprietary information and assistance necessary to manufacture the products. During the three months ended June 30, 2014, we modified our operation under the Contract Manufacturing Agreement to have FeiYu serve as a tolling manufacturer rather than as a contract manufacturer. As a result, we now procure and own raw material inventory and pay FeiYu for direct labor and certain logistical functions. After encountering some unexpected delays, FeiYu initiated production and commenced small shipments in the latter part of the first quarter of 2014 and began to ramp production during the second quarter of 2014.

        Although sales increased in the second quarter of 2014, we have not yet achieved the financial performance targets contemplated in the China Tolling Plan, as we continue to face significant challenges and costs in our current business. For example, certain Chinese customers require that we manufacture encapsulants in our own facility in China, and for these customers we are completing the renovation of a leased manufacturing facility in Suzhou, China. As a result, we have continued to assess strategic alternatives to maximize value for our stockholders, including a possible sale of all or part of our business, a pivot to another growth industry, mergers, acquisitions, the winding down of our encapsulant business, the returning of capital to our stockholders and other transactions outside the ordinary course of business.

        2014 Strategic Review.    In the first half of 2014, the Board of Directors continued to assess the progress of the China Tolling Plan. With a view toward preserving capital, the Board of Directors also considered winding down our encapsulant business and returning capital to our stockholders if our performance did not significantly improve or we were not able to otherwise present a more favorable strategic alternative.

        In connection with these ongoing discussions, on or about April 25, 2014, Bryant R. Riley, a significant stockholder who was also then a director, presented a potential strategic transaction for the

Company with a party controlled by Mr. Riley. We refer to this strategic party as Party A. Pursuant to the proposal, Party A would merge with the Company or one of its subsidiaries in a transaction in which the stockholders of Party A would receive a controlling interest in the Company and our stockholders would maintain a minority interest.

        On April 29, 2014, Robert S. Yorgensen, our President and Chief Executive Officer, while on a trip in China regarding the implementation of the China Tolling Plan, met with representatives of FeiYu and another strategic party in China with manufacturing capabilities, referred to as Party B. At the meeting, Party B expressed interest in discussing a potential transaction and/or strategic relationship with the Company to assist the Company and FeiYu in implementing its China Tolling Plan. As a result, we conducted preliminary due diligence on Party B and also informed Party B that any transaction or relationship would need to be expedited, given our ongoing losses and continuing challenges.

        On May 6, 2014, as a result of the conflict of interest regarding Mr. Riley and Party A, the Board of Directors formed a Special Committee of the Board of Directors, referred to as the Special Committee, excluding Mr. Riley, to consider the potential strategic transaction with Party A and any alternative strategic transactions.

        On May 7, 2014, Party A signed a confidentiality agreement with us in order to facilitate further discussions regarding a potential transaction and to allow for the exchange of non-public information.

        During the same week, Party B submitted preliminary indications of interest to the Company with respect to a number of strategic alternatives, including a license arrangement or joint venture to manufacture our products, and an investment in the Company.

        On May 13, 2014, the Board of Directors, other than Mr. Riley, along with representatives of GCA and our senior management team met with representatives of Party A and its financial advisers at our principal executive offices in East Windsor, Connecticut to further explore the possibility of pursuing a strategic transaction between the Company and Party A. At the meeting, Party A and its financial advisers provided us with a comprehensive presentation regarding Party A's business and prospects.

        On May 14, 2014, the Board of Directors held its regularly scheduled quarterly meeting. At the meeting, the Board of Directors discussed with members of management our continuing losses and strategic alternatives available to us, including a proposal to wind down our encapsulant business to preserve our cash for distribution to stockholders. At the conclusion of that meeting, the Board of Directors directed that any strategic alternatives needed to be expedited and formalized in order to be considered given our ongoing losses and continuing challenges.

        On May 20, 2014, the Special Committee retained Brown Rudnick LLP, referred to as Brown Rudnick, as legal counsel and GCA, as financial adviser, to assist with evaluating certain legal, financial and operational aspects of the various strategic alternatives presented to the Company.

        On May 21, 2014, representatives of Company management had a teleconference with GCA and Party A's financial advisers to discuss economic aspects of Party A's proposals, including the respective valuations of Party A and the Company.

        Also on May 21, 2014, we learned from our Chinese legal counsel, Martin Hu & Partners, of the potential interest of the Zhenfa Group in pursuing a strategic transaction with the Company. Martin Hu & Partners learned of the Zhenfa Group's interest after initiating contact with Dojane Capital, referred to as Dojane. Dojane is a financial adviser to the Zhenfa Group. Following this development, we requested that Martin Hu & Partners conduct preliminary due diligence on the Zhenfa Group.

        On May 22, 2014, we received a written letter from Mr. Zha Zhengfa, the Chairman of the Zhenfa Group, further indicating his interest in pursuing a transaction with the Company. Following receipt of such communication, the Board of Directors met on May 22, 2014 and May 23, 2014. At these meetings, the Board of Directors further discussed the proposal to wind down our encapsulant business, and the recent strategic interest in the Company from the Zhenfa Group, Party A and Party B. No details of the alternative strategic interests were discussed in the presence of Mr. Riley given his interest in the ongoing discussions between the Company and Party A. The Board of Directors reiterated the importance that any strategic transaction proceed on an expedited basis given our ongoing losses and continuing challenges.

        On May 25, 2014, Mr. Yorgensen travelled to China to speak further with Party B and to meet with representatives of the Zhenfa Group regarding their initial indications of interest to pursue a strategic transaction.

        On May 26, 2014, Mr. Yorgensen met with Martin Hu & Partners in Shanghai, China to discuss the Zhenfa Group and Party B communications.

        On May 27, 2014, Mr. Yorgensen met with Chairman Zha and certain Zhenfa Group advisors in Wuxi, China where the Zhenfa Group signed a confidentiality agreement with us that contained certain standstill provisions. At the meeting, Zhenfa Energy indicated an interest in acquiring a significant portion of our outstanding common stock through a combination of the purchase of shares from us and a purchase of shares from existing significant stockholders in privately negotiated transactions, with the ultimate desire to obtain control of the Company through the election of a majority of our Board of Directors. In connection with those discussions, Mr. Yorgensen expressed that the purchase price, to be considered, would have to be at least $1.60 per share, which was a significant premium to the then market price of our common stock as quoted on the NYSE.

        On May 28, 2014, Mr. Yorgensen traveled to Hangzhou, China to meet with representatives of FeiYu and Party B. Mr. Yorgensen informed Party B that any transaction or relationship with Party B would need to be expedited, given our ongoing losses and continuing challenges.

        Later that day, Mr. Yorgensen met with Martin Hu & Partners and a representative of Dojane, the Zhenfa Group's financial advisers, in Shanghai, China. At those meetings, the representative of Dojane indicated that representatives of the Zhenfa Group would be available to come to the United States to negotiate a non-binding letter of intent as soon as proper visas were obtained from the relevant authorities.

        On May 29, 2014, Mr. Yorgensen sent an email to the Board of Directors with an update on the Zhenfa Group discussions. That same day, Mr. Yorgensen met with Party B's financial advisers in Shanghai, China and reiterated the message relayed to Party B on May 28, 2014 in Hangzhou, China. Party B's financial advisers informed Mr. Yorgensen that Party B would not be in a position to pursue a strategic transaction with us on an expedited basis.

        On May 29, 2014, the Special Committee conducted a meeting with representatives of GCA and Brown Rudnick. At the meeting, GCA delivered a presentation regarding the strategic proposal from Party A, reviewed various proposed valuations of the Company and Party A, and compared the range of values represented by the strategic proposal with the proposal to immediately wind down our encapsulant business. Brown Rudnick also reviewed with the Special Committee the directors' fiduciary duties in the context of evaluating the potential transaction with Party A and other strategic alternatives. During these discussions, members of the Special Committee asked questions of management and representatives of GCA and Brown Rudnick. The meeting was then adjourned until May 31, 2014.

        On May 31, 2014, the Special Committee continued its meeting from May 29th. At the meeting, Mr. Yorgensen provided a report of his meetings in China and GCA delivered a presentation on the proposed Zhenfa transaction. The presentation included proposed alternative structures to effect a strategic transaction with the Zhenfa Group in a manner that would provide value equally to all Company stockholders in proportion to their stock ownership. Brown Rudnick also participated in these discussions and advised the Special Committee on legal and regulatory requirements of the proposed alternative structures and the directors' ongoing fiduciary duties. During these discussions, members of the Special Committee asked questions of management and representatives of GCA and Brown Rudnick.

        Following discussion, the Special Committee proposed a transaction with the Zhenfa Group that contemplated the sale to the Zhenfa Group of 51% of our common stock and the execution of a sales service agreement by the parties. As proposed, 5.0 million shares would be sold to the Zhenfa Group for $8.0 million, or $1.60 per share, immediately after the execution of a letter of intent for the transaction and the balance of the shares would be sold to the Zhenfa Group upon receipt of stockholder approval for $13.5 million, or $0.60 per share. The aggregate purchase price of the two sales would be approximately $21.5 million at a blended purchase price of $0.784 per share, valuing the Company at approximately $42.2 million. Consistent with our desire to return capital to stockholders, and to structure the transaction with the Zhenfa Group to be the equivalent of a purchase of shares from existing stockholders, the Special Committee further proposed that the proceeds of the proposed sales, plus an additional amount of approximately $0.03 per share, would be distributed to our stockholders as a special dividend totaling $0.85 per share. The proposal also contemplated the Zhenfa Group establishing an escrow or letter of credit facility to fund the transaction and included the payment by the Zhenfa Group of $200,000 per week to maintain exclusivity for up to four weeks following an initial exclusivity period. The meeting was then adjourned until June 1, 2014.

        On June 1, 2014, the Special Committee continued its meeting from May 31st. At the meeting, the Special Committee again reviewed the proposed Party A transaction and proposed Zhenfa transaction with its advisors and prepared a report on its activities that would be delivered to the Board of Directors on June 2, 2014.

        On June 2, 2014, the Board of Directors met to discuss recent developments. Mr. Yorgensen again provided a report of his meetings in China and the Special Committee delivered a report on its recent activities. During these discussions, members of the Board of Directors asked questions of management and representatives of GCA and Brown Rudnick. At the meeting, Mr. Riley recused himself from the discussion of the proposed strategic transactions with Party A and with Zhenfa Energy, and the Board of Directors, other than Mr. Riley who was absent for these discussions, approved the delivery of a letter of intent to Party A.

        Following the meeting a letter of intent was sent to Party A and its financial adviser on June 2, 2014 for a proposed strategic transaction whereby we would merge with Party A and our stockholders would retain a minority interest in the surviving entity.

        On June 3, 2014, the Special Committee met to discuss a letter of intent for the Zhenfa Group based on the transaction structure proposed by the Special Committee at its meeting held on June 1, 2014. The Special Committee approved the delivery of this letter of intent and it was sent to the Zhenfa Group on June 3, 2014.

        On June 5, 2014, representatives of Company management and GCA had a teleconference with Party A and its financial advisers to discuss the proposed letter of intent delivered to Party A. Party A suggested a number of revisions to the proposed letter of intent, including alternative valuations for each of the Company and Party A.

        On June 8, 2014, the Special Committee met with management and representatives of GCA and Brown Rudnick to discuss the proposed revisions to the letter of intent from Party A and its advisers.

        On June 9, 2014, we received preliminary comments from Polsinelli PC, special United States legal counsel to the Zhenfa Group, referred to as Polsinelli, indicating acceptance of the general structure outlined in the letter of intent, including the aggregate purchase price, the special dividend, and the payment of an exclusivity fee.

        On June 11, 2014, the Special Committee met with management and representatives of GCA and Brown Rudnick to discuss the status of discussions with the Zhenfa Group and Party A. During these discussions, members of the Special Committee asked questions of management and representatives of GCA and Brown Rudnick.

        On June 13, 2014, the Special Committee met with management and representatives of GCA and Brown Rudnick to discuss recent developments. At the meeting, the Special Committee discussed the status of the discussions with Party A and the Special Committee's understanding that no further progress had been made. Following the meeting, certain members of the Special Committee reached out to Mr. Riley who confirmed that Party A was no longer interested in pursuing a strategic transaction with us. The Special Committee also discussed the status of the discussions with the Zhenfa Group and authorized the Company to proceed with those discussions.

        On June 16, 2014, Mr. Yorgensen received an email from the financial advisers of Party B requesting an update on the discussions with Party B. Mr. Yorgensen reported that there had been no changes in our position, and that we continued to remain open to discussing a strategic transaction on an expedited basis.

        On June 16, 2014, the Board of Directors met with management and representatives of GCA and Brown Rudnick to discuss recent developments. At the meeting, the Special Committee delivered a report on its recent activities. Mr. Riley also confirmed that Party A had terminated discussions with the Company regarding an alternative strategic transaction. Mr. Riley then confirmed that he had no further conflicting interests with the Company and its evaluation of strategic alternatives. Following such confirmation by Mr. Riley, the Board of Directors disbanded the Special Committee.

        From June 18 to June 20, 2014, a member of the Board of Directors and representatives of Company management, Brown Rudnick, GCA, the Zhenfa Group, Dojane and Polsinelli met in New York, New York to negotiate a non-binding letter of intent. At the conclusion of these negotiations, the parties confirmed the general financial terms of the transaction, including the aggregate purchase price and the subsequent payments by the Zhenfa Group in order to preserve deal exclusivity. However, the transaction structure changed in that the parties agreed to replace the initial $8 million share purchase with a cash deposit of $2.1 million upon the signing of a definitive agreement and the posting by Zhenfa Energy of a letter of credit to fund the purchase of the remaining shares at closing. During these negotiations the parties also discussed the sales service agreement contemplated by the letter of intent.

        On June 20, 2014, the Board of Directors met with management and representatives of GCA and Brown Rudnick to further discuss our strategic alternatives and the letter of intent with Zhenfa Energy. During these discussions, members of the Board of Directors asked questions of management and representatives of GCA and Brown Rudnick. After discussion, the Board of Directors approved the execution of the non-binding letter of intent with Zhenfa Energy. The parties then executed the revised Zhenfa Energy letter of intent.

        Shortly after execution of the Zhenfa Energy letter of intent, from June 23 to June 24, 2014, representatives from the Company's management, GCA, the Zhenfa Group, and Dojane met in person at our principal executive offices in East Windsor, Connecticut. During these meetings, the Zhenfa Group representatives conducted due diligence, toured our facilities and discussed opportunities for strategic cooperation with Company management.

        On June 21, 2014, pursuant to the confidentiality agreement dated May 27, 2014, we provided the Zhenfa Group and its representatives access to an electronic data room containing certain diligence information relating to the Company.

        On June 27, 2014, Polsinelli delivered an initial draft of the Purchase Agreement. From June 27 to June 29, 2014, the Company reviewed the draft Purchase Agreement with the assistance of Brown Rudnick and GCA and prepared and delivered a response to Zhenfa Energy and its advisers. From late

June to July 4, 2014, Polsinelli and Brown Rudnick exchanged multiple drafts of the Purchase Agreement and other transaction documentation.

        On July 1, 2014 we received a $200,000 exclusivity payment, referred to as the Prior Payment, from Zhenfa Energy pursuant to the terms of the executed Zhenfa Energy letter of intent.

        On July 10, 2014, Mr. Yorgensen received an email from representatives of the Zhenfa Group providing a status update on Zhenfa Energy's discussions with local Chinese regulatory authorities and a request to move away from the letter of credit facility requirement in the letter of intent. Due to these regulatory concerns and other open issues in the transaction documentation, the Zhenfa Group indicated that Zhenfa Energy would not make any further exclusivity payments to the Company under the letter of intent and allow the exclusivity period under the letter of intent to lapse.

        On July 11, 2014, the Board of Directors met with management and representatives of GCA and Brown Rudnick to discuss these developments and key open issues. During these discussions, members of the Board of Directors asked questions of management and the representatives of GCA and Brown Rudnick. The Board of Directors also discussed the recent correspondence from the Zhenfa Group regarding Chinese regulatory issues. At the conclusion of the meeting, the Board of Directors authorized and directed representatives of management to travel to China to further negotiate the transaction documentation. The Board of Directors emphasized the importance of deal certainty, a good faith cash deposit, and an expedited transaction timeline. The next day, Mr. Yorgensen sent an email to representatives of the Zhenfa Group requesting in-person negotiations in China. The Zhenfa Group promptly accepted this request.

        From July 17 to July 18, 2014, Mr. Yorgensen met with representatives of Zhenfa Energy and Dojane in Wuxi, China to discuss the major open issues, including deal certainty points and indemnification.

        On July 19, 2014, Mr. Yorgensen and certain representatives of the Zhenfa Group visited a solar power station owned and operated by Zhenfa Energy in Jinchang, China.

        From July 21 to July 25, 2014, Alan Forman, the Company's Senior Vice President and General Counsel, joined Mr. Yorgensen and representatives of the Zhenfa Group in Wuxi, China to negotiate the transaction documentation. During this time, representatives of Brown Rudnick (telephonically), GCA, Martin Hu & Partners, Polsinelli (telephonically) and Dojane participated in the discussions. As a result of these discussions, the parties agreed, among other things, to eliminate the letter of credit facility outlined in the letter of intent and instead increase the initial cash deposit from $2.1 million to $3.2 million. The parties also agreed that, rather than having Zhenfa Energy execute the Purchase Agreement, it would instead guarantee the Purchaser's obligations under the Purchase Agreement upon receipt of certain regulatory approvals. Other matters negotiated included, among other things, remedies, limitations on closing conditions, limitations on indemnification, and minority protections. During this period, Mr. Yorgensen periodically updated the Board of Directors regarding the status of discussions and Zhenfa Energy and its advisers continued to conduct their due diligence review with respect to the Company.

        From July 21 to August 10, 2014, Polsinelli and Brown Rudnick exchanged multiple drafts of the Purchase Agreement and other transaction documentation to reflect the parties' negotiations.

        On July 27, 2014, Mr. Yorgensen received an email from the financial advisers of Party B requesting an update on the discussions with Party B. Mr. Yorgensen reported that there had been no changes in our position, and that we continued to remain open to discussing an expedited strategic transaction.

        On July 28, 2014, the parties executed an amendment to the Zhenfa Energy letter of intent providing for the payment of an initial deposit by Zhenfa Energy, referred to as the Deposit.

        On August 1, 2014, the Board of Directors met with management and representatives of GCA and Brown Rudnick to discuss the Zhenfa transaction developments and key open issues. At the meeting, the Board of Directors reviewed drafts of all transaction documents as well as due diligence conducted by the Company and our representatives. GCA also presented its analysis of the financial terms of the proposed Zhenfa Energy transaction and Brown Rudnick presented a summary of the transaction documentation. During these discussions, members of the Board of Directors asked questions of management and representatives of GCA and Brown Rudnick.

        Beginning on August 1, 2014 and up until the execution of final documentation, Polsinelli arranged for translation of the transaction documentation into Mandarin for review by representatives of Zhenfa Energy.

        On August 10, 2014, the Board of Directors met with management and representatives of GCA and Brown Rudnick to discuss the status of the Zhenfa transaction. At the meeting, the Board of Directors received updated drafts of all transaction documents and representatives of Brown Rudnick reviewed the directors' fiduciary duties and then described the terms of the revised transaction documents and the proposed transaction with the Zhenfa Group. GCA also presented its updated analysis of the financial terms of the proposed Zhenfa transaction and then delivered to the Board of Directors an oral opinion, which opinion was subsequently confirmed in writing, to the effect that, as of such date and based upon and subject to the various assumptions, considerations, qualifications and limitations set forth in the written opinion, the financial terms of the proposed Zhenfa transaction were fair from a financial point of view, to the Company. During these discussions, members of the Board of Directors asked questions of management and representatives of GCA and Brown Rudnick.

        After considering the proposed terms of the Zhenfa transaction, the views of management and the various presentations of its legal and financial advisers, and taking into consideration all relevant factors, including reasons not to proceed with the transaction and the opinion of GCA, the Board of Directors unanimously determined that, subject to the receipt of the fairness opinion, the transaction documents and the transactions with the Zhenfa Group contemplated thereby were advisable and fair to, and in the best interests of, our stockholders, and adopted and approved the transaction documents and the transactions contemplated thereby and recommended that our stockholders adopt the same.

        Following the Board of Directors meeting, on August 11, 2014, we entered into the Purchase Agreement with the Purchaser and received the wire transfer of the Deposit. The parties also executed certain other documents in furtherance of the transaction, including voting agreements with members of the Board of Directors and our senior management team. For more information regarding the Voting Agreements, please see "The Purchase Agreement—The Voting Agreements" beginning on page 88.

        On the morning of August 12, 2014, we issued a press release announcing the transaction with the Zhenfa Group.

The Company's Reasons for the Transaction and the Recommendation of the Company's Board of Directors Relating to the Share Issuance

        The Company's Board of Directors, acting with the advice and assistance of the Company's management and financial and legal advisors, carefully evaluated the Purchase Agreement and Transaction, including the Share Issuance. At a meeting on August 10, 2014, the Board of Directors unanimously resolved to approve the execution, delivery and performance by the Company of the Purchase Agreement and the consummation of the Transaction, including the Share Issuance, and to recommend to the Company's stockholders that they approve the Share Issuance.

        In reaching its recommendation, the Board of Directors consulted with the Company's management and its financial and legal advisors and considered a number of substantive factors, both positive and negative, and potential benefits and detriments of the Transaction. The Board of Directors believes that, taken as a whole, the following factors supported its decision to approve the proposed Transaction:

  •
  Strategic Considerations.  The Board of Directors considered a number of factors pertaining to the strategic rationale for the proposed Transaction, including the following:

  •
  that China has become one of the world's largest solar module manufacturing markets. The Company has struggled to effectively penetrate that market in order to compete effectively. The Zhenfa Group is owned and headquartered in China and represents a significant customer of many top-tier Chinese module manufacturers;

  •
  that the proposed Transaction should enhance the Company's presence in China and could significantly improve the Company's operating results if the Zhenfa Group were to be successful in assisting the Company in marketing and selling the Company's products to China-based solar module manufacturers;

  •
  that the Sales Service Agreement contemplates that the Zhenfa Group will provide the Company with the opportunity to lease on favorable terms a manufacturing facility in China, and other valuable assistance in doing business in China; and

  •
  that, given their complementary businesses, additional opportunities may be available to the Zhenfa Group and the Company to successfully expand their cooperation.

  •
  Effective Value to Stockholders.  The Board of Directors considered that, following the completion of the Share Issuance and payment of the Special Dividend, the Company's stockholders, other than the Purchaser, will have received a dividend of $0.85 per share and retained a 49% interest in the Company. This result was structured to treat all stockholders equally based upon the number of shares they hold, and to be the economic equivalent of the Purchaser acquiring approximately 51% of our outstanding shares of common stock from all of our stockholders at a valuation of $1.60 per share, with an additional benefit to our stockholders, other than the Purchaser, of an approximately $0.03 per share dividend.

  •
  Corporate Governance Protections.  The Board of Directors considered the fact that, through the 2017 annual meeting of stockholders, the Company would provide certain governance protections intended to protect the interests of the minority stockholders, including, but not limited to, a Special Committee of Continuing Directors to enforce the Company's rights under the Purchase Agreement and related documents and to approve or disapprove of, among other things, certain transactions between the Company and the Purchaser and its affiliates, voluntary delisting from the NYSE or otherwise "going dark," the termination of the Company's encapsulant business and the termination of executive officers and key technical personnel.

  •
  Historical Market Prices.  Our Board of Directors further considered the historical market prices of our common stock and noted that the effective value of the $1.60 per share purchase price represented a 23% premium to the average closing price of our common stock of $1.30 per share for the ten-day period ended August 8, 2014, the last trading day prior to our execution of the Purchase Agreement.

  •
  Existing Stockholder Continuing Interests.  The Board of Directors further noted that our existing stockholders would be maintaining a 49% interest in the Company. This continuing interest will allow our existing stockholders to participate in all realized strategic benefits to the Company of the Transaction, including future growth, should it materialize while retaining the flexibility of selling all or a portion of those shares for cash in the public market at any time.

  •
  Equal Treatment of Stockholders.  Zhenfa Energy originally approached the Company with a proposal to purchase a significant portion of our shares of common stock, at a premium, from existing larger stockholders in one or more privately negotiated transaction(s). The Board of Directors, in structuring the proposed Transaction, took into account that under the Transaction as currently proposed, all stockholders will share equally in the anticipated benefits, including the effective premium offered, in proportion to their share ownership in the Company.

  •
  Comparability to Other Alternatives.  The Board of Directors considered their familiarity with the Company's business, products, financial condition and results of operations, both on a historical and prospective basis. The Board of Directors also considered that there are, in general, business, financial, market and execution risks associated with remaining an independent company and successfully implementing a stand-alone business plan, including the Company's ability to successfully integrate into the Chinese market on a timely basis, as well as macroeconomic factors, rapidly changing technologies, evolving industry standards and increased competition. The Board of Directors also considered certain strategic alternatives to the Transaction, including the possibility of a liquidation of the Company's assets. In connection therewith, among other things, the Board of Directors also considered:

  •
  the need for the Company to act quickly in implementing a strategic transaction or otherwise successfully pursuing its previously implemented operating plan, referred to as the China Tolling Plan, as the Company's ongoing losses would diminish the value of the Company if the pursuit of such strategic transaction or the China Tolling Plan were not successful;

  •
  the fact that the Company had conducted an extensive and thorough strategic review process in 2013, during which no offer to purchase the Company's business on acceptable terms was received, and had thereafter continued to disclose such efforts in its periodic filings, as well as its continuing interest in assessing strategic alternatives to maximize value for its stockholders; and

  •
  based on the results of the 2013 process and discussions with GCA with respect to the parties most likely to be interested in a transaction with the Company, the belief of the Board of Directors was that it was unlikely that any other strategic buyers or financial sponsors would be willing to enter into a transaction providing stockholders with an effective value of $1.60 per share, even if the Company were to conduct an auction process, and that a failed auction would be highly detrimental to the Company by posing significant risks to its operations, including risks related to employee retention.

  •
  Financial Advisor Opinion.  The Board of Directors considered the financial presentation of GCA, and its oral opinion delivered to the Board of Directors (which opinion was subsequently confirmed in writing) to the effect that, from a financial point of view and as of August 11, 2014, the Share Issuance and Special Dividend was fair to the holders of the Company's common stock, as more fully described under "The Transaction—Opinion of the Company's Financial Advisor" beginning on page 47. The full text of the written opinion is attached as Annex C to this proxy statement and is incorporated herein by reference. The written opinion sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken by the Company's financial advisor in rendering its opinion. The opinion is addressed to the Board of Directors for its use in connection with its evaluation of the Share Issuance and Special Dividend and relates only to the fairness, from a financial point of view, of the Share Issuance and Special Dividend to the holders of our common stock. The opinion does not in any manner address the Company's underlying business decision to proceed with or effect the Transaction or any other matter and is not intended to and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the Share Issuance or any related matter.

  •
  Terms of the Purchase Agreement.  The Board of Directors considered the terms and conditions of the Purchase Agreement, including, but not limited to:

  •
  the Deposit and Prior Payment totaling $3.4 million, in the aggregate, that Zhenfa Energy was willing to pay to secure its performance under the Purchase Agreement;

  •
  the limited number and nature of the conditions to the Purchaser's obligations to consummate the Share Issuance, including the lack of any financing contingency;

  •
  the Company's ability under the Purchase Agreement to furnish information to and conduct negotiations with a third party in certain circumstances, as more fully described under "The Purchase Agreement—No Solicitation of Transactions; Change in Recommendation" beginning on page 83;

  •
  the Board of Directors' ability to modify and change its recommendation to stockholders in response to a superior proposal from a third party or in response to an intervening event if the failure to take such action would be inconsistent with its fiduciary duties to the Company's stockholders, as more fully described under "The Purchase Agreement—No Solicitation of Transactions; Change in Recommendation" beginning on page 83;

  •
  that the Company can terminate the Purchase Agreement if, concurrently with such termination, the Company enters into a definitive agreement providing for the implementation of a superior proposal under certain conditions;

  •
  that the Purchaser has agreed to use its commercially reasonable efforts to cause the Transaction to be consummated;

  •
  the limitation on the Company's indemnification obligations, except with regard to willful material misconduct or intentional fraud;

  •
  that the Purchase Agreement provides the Company sufficient operating flexibility to conduct its business generally in the ordinary course between the signing of the Purchase Agreement and the Closing; and

  •
  the fact that all such terms and conditions were the product of extensive arm's-length negotiations between the parties.

  •
  Termination Fee.  The Board of Directors considered the $860,000 termination fee and agreement to pay the Purchaser's expenses under certain circumstances, including the views of the Company's financial and legal advisors as to the customary nature of the existence and size of termination fees in transactions similar to the Transaction. The Board of Directors concluded that a termination fee of this size for the transactions contemplated by the Purchase Agreement should not unduly deter a third party from making, or inhibit the Board of Directors in evaluating, negotiating, and, if appropriate, terminating the Purchase Agreement to enter into a transaction that is, a superior proposal.

  •
  Likelihood of Consummation.  The Board of Directors considered the likelihood that the Transaction will be consummated, including the Purchaser's payment of the Deposit and the Prior Payment and its agreement to use its commercially reasonable efforts to complete the Transaction. The Board of Directors also considered the fact that the Purchaser did not require stockholder approval similar to the approval required by the Company for the Share Issuance.

  •
  Stockholder Vote.  The Board of Directors considered the fact that the consummation of the proposed Share Issuance would require the affirmative vote of a majority of the total votes cast on the proposal.

  •
  Guarantee of Zhenfa Energy.  The Board of Directors considered the fact that all of the Purchaser's obligations under the Purchase Agreement would be absolutely and unconditionally guaranteed by Zhenfa Energy, subject to Zhenfa Energy's receipt of certain required Chinese government approvals, which have been obtained as of the date of this proxy statement.

  •
  Due Diligence Review.  The Board of Directors considered the results of the Company's due diligence review of Zhenfa Energy and its officers.

        The Board of Directors also considered potential risks or negative factors relating to the Transaction, including, but not limited to, the following:

  •
  the challenges of completing a transaction of the nature and scope being contemplated, with a private company based in China;

  •
  the fact that the Purchase Agreement contains certain provisions, including the $860,000 termination fee, restrictions on providing information to and negotiating with a third party that makes an unsolicited acquisition proposal that may inhibit other potential acquirors from submitting potentially superior proposals;

  •
  the fact that not all conditions to the Closing, including the required approvals of governmental authorities, are within the Company's control;

  •
  the fact that Zhenfa Energy's obligations under the Guarantee Agreement were significantly limited prior to receiving approval of the Transaction from certain Chinese governmental authorities;

  •
  the fact that Company has incurred and will continue to incur significant transaction costs and expenses in connection with the proposed Transaction, regardless of whether the Share Issuance is consummated;

  •
  the fact that the operations of the Company will be restricted by interim operating covenants under the Purchase Agreement during the period between the signing of the Purchase Agreement and the Closing, which could effectively prohibit the Company from undertaking material strategic initiatives or other material transactions without the Purchaser's consent, to the detriment of the Company and its stockholders;

  •
  the possibility that the Share Issuance might be significantly delayed or might not be completed at all and the potential effects of the public announcement and pendency of the Share Issuance on management attention, and the effects on the Company because of such delay or failure;

  •
  the risk that even if the Share Issuance is completed and the Sales Service Agreement becomes effective, the potential benefits sought may not be fully realized;

  •
  the fact that the Purchaser had limited assets and that the Company would be relying on Zhenfa Energy to complete the Transaction;

  •
  the fact that it is unclear whether the Company would be able to effectively enforce a judgment against Zhenfa Energy under the Guarantee Agreement on a timely basis, if at all;

  •
  the fact that the Company's sole remedy in the event of a breach of the Purchase Agreement by the Purchaser or the Guarantee Agreement by Zhenfa Energy would be the forfeiture by the Purchaser and Zhenfa Energy of the Deposit and Prior Payment;

  •
  the fact that the survival of the representations, warranties and covenants and the associated existence of indemnification that could reduce the return to investors;

  •
  the fact that the payment of the Special Dividend will be a taxable transaction and, therefore, our stockholders generally will be required to pay tax on any gains they recognize as a result of the receipt of the Special Dividend; and

  •
  other applicable risks described in this proxy statement under "Risk Factors" beginning on page 24.

        In addition, the Board of Directors was aware of and considered the interests that our directors and executive officers may have with respect to the Transaction that differ from, or are in addition to, their interests as stockholders of the Company generally, as described in "The Transaction—Interests of Company Executive Officers and Directors in the Transaction" beginning on page 60.

        The preceding discussion is not meant to be an exhaustive description of the information and factors considered by the Board of Directors, but rather is intended to address the material information and factors considered. In view of the wide variety of factors considered in connection with its evaluation of the Transaction and the complexity of these matters, the Board of Directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the various factors considered in reaching its determination. In considering the factors described above, individual members of the Board of Directors may have given different weight to different factors.

        The Board of Directors unanimously recommends that you vote "FOR" the Share Issuance proposal.

 Opinion of the Company's Financial Advisor

        Background.    On March 27, 2013, the Company retained Greentech Capital Advisors Securities, LLC, referred to as GCA, to provide it with financial advisory services, which included among other things, (i) performance of financial analysis, (ii) assessing, identifying and profiling potential transactions for the Company, (iii) preparing marketing materials for potential acquirers of the Company, and (iv) assisting the Company in negotiating the financial aspects of transactions. The Company selected GCA to act as its financial advisor based on GCA's qualifications, expertise and reputation and its knowledge of the business and affairs of the Company.

        In June 2014, GCA was advised that the Company was considering entering into the Purchase Agreement with the Purchaser, pursuant to which, the Purchaser would (i) purchase the Purchased Shares for an aggregate purchase price of $21,663,590 and (ii) use the proceeds from such purchase, together with the Company's working capital, to pay an $0.85 per share dividend (for an aggregate of approximately $22.6 million) to its stockholders, other than the Purchaser, in connection with the Closing. The terms and conditions of the Share Issuance and Special Dividend are more fully set forth in the Purchase Agreement.

        The Board of Directors subsequently requested GCA's opinion, as investment bankers, as to the fairness, from a financial point of view, of the Share Issuance and Special Dividend to the holders of the Company's common stock.

        At a meeting of the Board of Directors on August 10, 2014, GCA rendered its oral opinion, which was subsequently confirmed in writing, that as of August 11, 2014, and based upon and subject to the various assumptions, considerations, qualifications and limitations set forth in the written opinion, the Share Issuance and Special Dividend was fair to the holders of the Company's common stock from a financial point of view.

        GCA's opinion was approved by a committee of GCA's investment banking and other professionals in accordance with GCA's customary practice.

        The full text of the written opinion of GCA, dated as of August 11, 2014, is attached to this proxy statement as Annex C. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by GCA in rendering its opinion. We encourage you to read the entire opinion carefully and in its entirety. GCA's opinion is directed to the Board of Directors (in its capacity as such) and addresses only the fairness of the Share Issuance and Special Dividend from a financial point of view to the holders of the Company's common stock pursuant to the Purchase Agreement, as of August 11, 2014. It does not address any other aspects of the Transaction. The opinion, the summary thereof and any related analyses set forth in this proxy statement are not intended to be, and do not constitute, a recommendation to the Board of Directors or to any holder of the Company's common stock or any other party as to how to act or vote at the Special Meeting. The summary of the opinion of GCA set forth below is qualified in its entirety by reference to the full text of the opinion.

        In connection with rendering its opinion, GCA, among other things:

  •
  Discussed the Transaction and related matters with the Company's counsel and reviewed a draft of the Purchase Agreement dated August 11, 2014;

  •
  Reviewed a draft of the Registration Rights Agreement (as defined herein);

  •
  Reviewed a draft of the Sales Service Agreement (as defined herein) dated as of August 11, 2014;

  •
  Reviewed a draft of the Guarantee Agreement, referred to collectively in this section with the Purchase Agreement, the Registration Rights Agreement and the Sales Service Agreement as the Transaction Documents;

  •
  Reviewed the audited consolidated financial statements of the Company contained in its Annual Reports on Form 10-K for the three years ended December 31, 2013;

  •
  Reviewed certain non-publicly available information concerning the Company, including internal financial analyses and forecasts prepared by management;

  •
  Reviewed certain non-publicly available information concerning the proposed strategic alliance between the Company and Zhenfa Energy, including internal financial analyses and forecasts prepared by their respective managements and held discussions with the Company's and Zhenfa Energy's senior managements regarding recent developments;

  •
  Reviewed and analyzed certain publicly available information concerning the terms of selected merger and acquisition transactions that GCA considered relevant to its analysis;

  •
  Reviewed and analyzed certain publicly available financial and stock market data relating to selected public companies that GCA deemed relevant to its analysis;

  •
  Reviewed certain information relating to the historical, current and future operations, financial condition and prospects of the Company made available to GCA by the Company, including financial projections prepared by the Company's management relating to the Company for the fiscal years ending 2014 through 2016;

  •
  Participated in certain discussions and negotiations between representatives of the Company and Zhenfa Energy;

  •
  Reviewed the current and historical reported prices and trading activity of the Company's common stock;

  •
  Considered the results of the Company's efforts, with GCA's assistance, to solicit indications of interest from third parties with respect to a merger or other transaction with the Company;

  •
  Conducted such other financial studies, analyses and investigations and considered such other information as they deemed necessary or appropriate for purposes of its opinion; and

  •
  Took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuations and its knowledge of the Company's and Zhenfa Energy's industries generally.

        In arriving at its opinion, GCA assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to GCA by the Company and formed a substantial basis for its opinion, and did not assume any responsibility with respect to such data, material and other information. With respect to the financial projections, the Company's management advised and GCA assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company, and GCA expressed no opinion with respect to such projections or the assumptions on which they were based. GCA assumed that there had been no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of the Company since the date of the last financial statements of the Company made available to GCA. In addition, GCA assumed that all conditions to the Closing will be satisfied without any material waiver, amendment or delay and that the definitive Transaction Documents will not differ materially from the drafts GCA reviewed. GCA also assumed that the Share Issuance and Special Dividend would be consummated substantially in accordance with the terms set forth in the Purchase Agreement without any waiver, amendment or delay of any terms or conditions. GCA assumed that, in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed transaction, no delays, limitations, conditions or restrictions would be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed transaction.

        GCA is not a legal, tax or regulatory advisor. GCA is a financial advisor only and relied upon, without independent verification, the assessment of the Company and its legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. Furthermore, in connection with its opinion, GCA did not make or obtain any independent evaluation, appraisal or physical inspection of either the Company's or Zhenfa Energy's assets or liabilities, nor has it been furnished with any such evaluation or appraisal. GCA expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company's officers, directors or employees, or any class of such persons, relative to the consideration to be received by the holders of shares of the Company's common stock in the transaction. GCA's opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to GCA as of, August 11, 2014. Events occurring after August 11, 2014 may affect GCA's opinion and the assumptions used in preparing it, and GCA did not assume any obligation to update, revise or reaffirm its opinion.

        The following is a brief summary of the material analyses performed by GCA in connection with its oral opinion and the preparation of its written opinion letter dated August 11, 2014. The various analyses summarized below were based on the closing price of $1.33 per share of common stock as of August 8, 2014, the last full trading day prior to the presentation of the analyses to the Board of Directors on August 10, 2014. Some of these summaries of financial analyses include information presented in tabular format.

        Implied Zhenfa Energy Investment Price.    GCA determined that the Share Issuance and Special Dividend valued the Company's existing approximately 26.5 million shares of common stock at approximately $1.60 per share, referred to as the Implied Zhenfa Energy Investment Price. The following table summarizes GCA's analysis:

Name	Financial Statistic
Zhenfa Energy's Purchase Price ($ in millions)	$21.7
Divided by: Zhenfa's Pro Forma Ownership (%)	51.0%

Implied Value of Common Stock ($ in millions)	$42.5
Divided by: Existing Shares of Common Stock (millions of shares)	26.5

Implied Value of Common Stock ($ per share)	$1.60

        Standalone Plan Valuation Analysis.    Company management was asked by the Board of Directors to prepare a set of financial projections that represented management's view on the projected financial performance of the Company if the business continued to operate status quo and did not consummate the Share Issuance and Special Dividend, referred to as the Standalone Plan.

        Discounted Cash Flow Analysis.    GCA calculated a range of equity values per share for the Company based on a discounted cash flow analysis to value the Company as a standalone entity. GCA utilized the Standalone Plan projections to calculate the net present value of unlevered free cash flows, defined as earnings before interest, depreciation and amortization, fixed asset sale proceeds and tax refunds less capital expenditures, changes in net working capital and other investing cash flows, for the Company from July 1, 2014 through calendar year 2016 and calculated terminal values based on a terminal exit multiple of 2016 EBITDA (defined herein as earnings before interest, taxes, depreciation and amortization) ranging from 4.0x to 6.0x. These values were discounted to present values as of June 30, 2014 at a discount rate ranging from 22.5% to 27.5% based on GCA's professional judgment and experience and an analysis of the Company's weighted average cost of capital calculation. In order to calculate an implied per share equity value reference range for the Company's common stock, GCA adjusted the total implied aggregate value ranges by the Company's estimated cash and cash equivalent balance as of June 30, 2014 and divided the resulting implied total equity value ranges by the Company's diluted shares outstanding as of July 31, 2014. This analysis resulted in a range of implied values per share of common stock of $0.98 to $1.12.

        Hypothetical Future Stock Price Analysis—Based on Enterprise Value/EBITDA Multiples.    GCA calculated a range of equity values per share for the Company based on a forward enterprise value/EBITDA multiple to value the Company as a standalone entity. GCA utilized the Standalone Plan projections to calculate the EBITDA for calendar year 2016 and applied a one year forward multiple ranging from 4.0x to 6.0x to calculate a total implied aggregate value range as of December 31, 2015. GCA then adjusted the total implied aggregate value ranges by the Company's estimated cash and cash equivalent balance as of December 31, 2015 and divided the resulting implied total equity value ranges by the Company's diluted shares outstanding as of July 31, 2014. These values were discounted to present values as of June 30, 2014 at a discount rate ranging from 22.5% to 27.5% based on GCA's professional judgment and experience and an analysis of the Company's weighted average cost of capital calculation. This analysis resulted in a range of implied values per share of common stock of $0.88 to $1.08.

        Hypothetical Future Stock Price Analysis—Based on Price/Earnings Multiples.    The Company's Standalone Plan did not project positive net earnings or net earnings per share in any of the years presented. Therefore, the calculation of a hypothetical stock price based upon a multiple of earnings per share was not applicable and was not included in GCA's future stock price analysis for the Standalone Plan.

        Dissolution Plan Valuation Analysis.    Company management was asked by the Board of Directors to prepare a set of financial projections that represented management's view on the projected receipts and disbursements that would occur in connection with a wind-down and dissolution of the Company, referred to as the Dissolution Plan. The nominal, undiscounted value of the net cash flows under Dissolution Plan from July 1, 2014 through calendar year 2016 divided by the Company's diluted shares outstanding as of July 31, 2014, resulted in an implied value per share of common stock of $1.45.

        Present Value of Net Cash Flows.    GCA calculated a range of equity values per share for the Company based on the present value of net cash flows under the Dissolution Plan. GCA utilized the Dissolution Plan to calculate the net present value of all net cash flows assuming 90% and 100% of expected net cash flows were achieved. These values were discounted to present values as of June 30, 2014 at a discount rate ranging from 15.0% to 25.0% based on GCA's professional judgment. In order to calculate an implied per share equity value reference range for the common stock, GCA adjusted the total implied aggregate value ranges by the Company's estimated cash and cash equivalent balance as of June 30, 2014 and divided the resulting implied total equity value ranges by the Company's diluted shares outstanding as of July 31, 2014. This analysis resulted in a range of implied values per share of common stock of $1.25 to $1.33.

        Present Value of Distributions to Stockholders.    As a result of the State of Delaware's requirement that the Company remain in existence for three years under a dissolution scenario and the necessity of maintaining cash reserves during the three year period for potential contingent and unknown liabilities that may arise, the Company could not immediately distribute the net cash flows to stockholders as received. Company management therefore prepared a schedule of planned distributions to stockholders under the Dissolution Plan. GCA calculated a range of equity values per share for the Company based on the present value of planned distributions to stockholders under the Dissolution Plan. GCA calculated the net present value of all distributions assuming 90% and 100% of expected distributions achieved. These values were discounted to present values as of June 30, 2014 at a discount rate ranging from 15.0% to 25.0% based on GCA's professional judgment. In order to calculate an implied per share equity value reference range for the common stock, GCA adjusted the total implied aggregate value ranges by the Company's estimated cash and cash equivalent balance as of June 30, 2014 and divided the resulting implied total equity value ranges by the Company's diluted shares outstanding as of July 31, 2014. This analysis resulted in a range of implied values per share of common stock of $0.93 to $1.17.

  Other Valuation Analysis

        Premiums Paid Analysis.    GCA reviewed the premiums paid over (i) the closing price of a target company's stock on the trading day prior to the public announcement of a transaction and (ii) the average closing price of a target company's stock over the 30 day period prior to the public announcement of a transaction in all completed transactions between July 1, 2010 and July 1, 2014 where the target was based in the United States and where the transaction value was between $10 million and $500 million. GCA then applied these premiums to the closing price of the Company's common stock as of August 8, 2014, and to the average closing share price for the 30 business days prior to and including August 8, 2014, referred to as the Premiums Paid Analysis. This analysis resulted in a range of implied values per share of common stock of $1.74 to $1.87. The following table summarizes GCA's analysis:

Financial Statistic	Premium	Implied Value per Share of Common Stock
Premium to 1 Day Prior Closing Share Price	40%	$1.87
Premium to 30 Day Average Closing Share Price	35%	$1.74

        Though the implied value per share of common stock derived from this analysis was higher than the Implied Zhenfa Energy Investment Price, GCA considered that the Company has reported declining revenues for calendar years 2011, 2012 and 2013, negative gross margins for calendar year ended 2013 and the first half of calendar year 2014, and negative quarterly earnings per share for the prior eight quarters through June 30, 2014. GCA believes that the financial performance of the median target companies considered in the Premiums Paid Analysis for the periods prior to the announcement of their acquisition was generally superior to the Company's recent financial performance. The 25% premium implied by the Implied Zhenfa Energy Investment Price over the Company's one-month VWAP (defined herein as volume weighted average price) was at approximately the 35th percentile of companies considered in the Premiums Paid Analysis.

        Shares Traded Analysis.    GCA reviewed the historical price performance of the Company's common stock and compared various spot and average historical prices to the Implied Zhenfa Energy Investment Price of $1.60 per share. In addition to the closing price of $1.33 per share of common stock as of August 8, 2014, the last full trading day prior to the presentation of the analyses to the Board of Directors on August 10, 2014, the one-month, three-month, six-month and nine-month VWAPs were examined in relation to the Implied Zhenfa Energy Investment Price of $1.60 per share. The following table summarizes GCA's analysis:

Financial Statistic	VWAP of Company Common Stock	Premium Implied by Zhenfa Energy Investment Price
One-Month VWAP	$1.28	25%
Three-Month VWAP	$1.34	19%
Six-Month VWAP	$1.48	8%
Nine-Month VWAP	$1.49	7%

        Valuation Support.    The following is a brief summary of the analysis performed by GCA to determine the terminal exit multiple range of 4.0x to 6.0x used in the "—Discounted Cash Flow Analysis" and the one-year forward multiple range of 4.0x to 6.0x used in the analysis set forth in the "—Hypothetical Future Stock Price Analysis—Based on Enterprise Value/EBITDA Multiples" discussed above.

        Comparable Companies Analysis.    GCA performed a comparable companies analysis to determine relevant valuation multiples of similar publicly traded companies. In performing this analysis, GCA reviewed certain financial and trading information of publicly-available information for comparable solar companies that operate in and are exposed to similar lines of business as the Company. GCA selected comparable companies that have significant revenue from manufactured products that are sold to customers that operate in the solar industry. The following is a list of companies reviewed:

Name	Aggregate Value to 2015E EBITDA
Advanced Energy Industries	5.5
Amtech Systems	NA	*
Canadian Solar	3.8
China Sunergy	NA	*
Hanwha SolarOne	NA	*
Trina Solar	4.0
Yingli Green Energy	7.2
Mean	5.1
Median	4.7

*
Ratios were considered not available if the Thomson Reuters Institutional Brokers' Estimate System, referred to as Thomas I/B/E/S Estimate, were not publicly available.

        Based upon Thomson I/B/E/S Estimates for EBITDA for calendar year 2015 and using the closing prices as of August 8, 2014 for shares of the comparable companies, GCA calculated the estimated aggregate company value (including equity and debt, preferred stock and non-controlling interests, net of cash and cash equivalents, referred to as Aggregate Value) divided by the estimated EBITDA for calendar year 2015.

        This analysis resulted in a mean and median Aggregate Value divided by the estimated EBITDA for calendar year 2015 of 5.1 and 4.7, respectively.

        GCA considered this analysis along with the analysis discussed in "—Historical Valuation Multiples for the Company" below to determine the terminal exit multiple range of 4.0x to 6.0x used in the "—Discounted Cash Flow Analysis" and the one-year forward multiple range of 4.0x to 6.0x used in the analysis set forth in the "—Hypothetical Future Stock Price Analysis—Based on Enterprise Value/EBITDA Multiples" discussed above.

        No company utilized in the comparable companies analysis is directly comparable to the Company. In evaluating comparable companies, GCA made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of the Company, such as the impact of competition on the business of the Company and the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of the Company or the industry or in the financial markets in general. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using peer group data.

        Historical Valuation Multiples for the Company.    GCA reviewed the Company's Aggregate Value divided by both mean and median Thomson I/B/E/S Estimates for next twelve months EBITDA, referred to as NTM EBITDA, as of December 31, 2011, March 31, 2012 and June 30, 2012. GCA selected these time periods because they were the last three consecutive quarters where Thomson I/B/E/S Estimates for NTM EBITDA for the Company were positive values.

        The following table summarizes GCA's analysis:

	Aggregate Value to NTM EBITDA
Date	Mean	Median
December 31, 2011	2.9	2.9
March 31, 2012	4.4	4.4
June 30, 2012	7.6	4.6

        GCA considered this analysis along with the analysis discussed above under "—Comparable Companies Analysis" to determine the terminal exit multiple range of 4.0x to 6.0x used in the Discounted Cash Flow Analysis and the one-year forward multiple range of 4.0x to 6.0x discussed above in the "—Hypothetical Future Stock Price Analysis—Based on Enterprise Value/EBITDA Multiples."

        General.    In connection with the review of the Share Issuance and Special Dividend by the Board of Directors, GCA performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, GCA considered the results of all of its analyses as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis or factor. GCA believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, GCA may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be GCA's view of the actual value of the Company. In performing its analyses, GCA made numerous assumptions with respect to industry performance, general business and economic conditions and other matters. Many of these assumptions are beyond the control of the Company. Any estimates contained in GCA's analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

        GCA conducted the analyses described above solely as part of its analysis as to the fairness, from a financial point of view of the Share Issuance and Special Dividend to the holders of the Company's common stock. These analyses do not purport to be appraisals or to reflect the prices at which shares of common stock might actually trade.

        GCA's opinion and its presentation to the Board of Directors was one of many factors taken into consideration by the Board of Directors in deciding to approve, adopt and authorize the Purchase Agreement. Consequently, the GCA analyses as described above should not be viewed as determinative of the opinion of the Board of Directors with respect to the Share Issuance and Special Dividend consideration, or of whether the Board of Directors would have been willing to agree to different consideration.

        The Company retained GCA based upon GCA's qualifications, experience and expertise and its knowledge of the business and affairs of the Company. GCA, as part of its investment banking services, is regularly engaged in the independent valuation of businesses and securities in connection with mergers, acquisitions, private placements and valuations for estate, corporate and other purposes. GCA acted as financial advisor to the Company in connection with the Share Issuance and Special Dividend and will receive a fee of $1,500,000 for its services, referred to as the Advisory Fee, of which $750,000 is contingent upon the Closing, and $750,000 of which GCA received upon the delivery of its opinion, referred to as the Opinion Fee, provided that such Opinion Fee is creditable against any Advisory Fee. In addition to the Advisory Fee, GCA received a payment of $100,000, which the Company paid to GCA upfront as a retainer. GCA will not receive any other significant payment or compensation contingent upon the successful consummation of the Share Issuance and Special Divided. In addition, the Company has agreed to indemnify GCA for certain liabilities arising out of GCA's engagement and to reimburse GCA for all reasonable expenses incurred in connection with its engagement. GCA acted as financial advisor to the Board regarding the Company's review of strategic alternatives, which lasted from March 2013 to December 2013, and its self-tender for 37% of shares of common stock outstanding, which was completed on March 7, 2014, for which GCA received a fee of $1,500,000 in the aggregate for its services. In addition to the advisory fee for its advisory work and services with respect to the Company's self-tender, GCA received a payment of $75,000, which the Company paid to GCA upfront as a retainer. Other than as provided in the immediately preceding sentences, there are no material relationships that existed during the two years prior to the date of GCA's opinion or that are mutually understood to be contemplated in which any compensation was received or is intended to be received as a result of the relationship between GCA and any party to the Share Issuance or Special Dividend. Further, during the two years prior to the date of GCA's opinion, GCA and its affiliates had no commercial or investment banking relationship with the Zhenfa Group, the Purchaser or any of their respective affiliates. GCA may seek to provide investment banking services to the Company or its affiliates in the future, for which GCA would seek customary compensation.

Additional Analyses Requested by the Board Not Considered in the Opinion of the Financial Advisor

        Zhenfa Energy Plan Valuation Analysis.    Company management was asked by the Board of Directors to prepare a set of financial projections that represented management's view on the projected financial performance of the Company if (i) the Share Issuance was consummated and the Special Dividend paid and (ii) Zhenfa Energy helped drive meaningful incremental sales volumes of the Company's encapsulant products in China, referred to collectively as the Zhenfa Energy Plan. The following table summarizes the total sales, expressed in millions, projected to be achieved in calendar years 2015 and 2016 in the Zhenfa Energy Plan relative to the Standalone Plan:

Management Plan	Total Sales Estimated in Calendar Year 2015 (millions)	Total Sales Estimated in Calendar Year 2016 (millions)
Standalone Plan	$89.5	$118.4
Zhenfa Energy Plan	$121.2	$180.0
Difference	35%	52%

        The following is a brief summary of the additional analyses performed by GCA at the request of the Board of Directors in relation to the Zhenfa Energy Plan that was presented during its oral opinion at the meeting of the Board on August 10, 2014. The various analyses summarized below were not considered in GCA's opinion and were presented in a separate document from the material analyses performed by GCA in connection with its oral opinion.

        The various analyses summarized below were based on the closing price of $1.33 per share of common stock as of August 8, 2014, the last full trading day prior to the presentation of the analyses to the Board of Directors on August 10, 2014.

        Discounted Cash Flow Analysis.    GCA calculated a range of equity values per share for the Company based on a discounted cash flow analysis to value the Company based on the Zhenfa Energy Plan. GCA utilized the Zhenfa Energy Plan projections to calculate the net present value of unlevered free cash flows, defined as earnings before interest, depreciation and amortization, fixed asset sale proceeds and tax refunds less capital expenditures, changes in net working capital and other investing cash flows, for the Company from July 1, 2014 through calendar year 2016 and calculated terminal values based on a terminal exit multiple of 2016 EBITDA ranging from 4.0x to 6.0x. These values were discounted to present values as of June 30, 2014 at a discount rate ranging from 22.5% to 27.5% based on GCA's professional judgment and experience and an analysis of the Company's weighted average cost of capital calculation. In order to calculate an implied per share equity value reference range for the common stock, GCA adjusted the total implied aggregate value ranges by the Company's estimated cash and cash equivalent balance as of June 30, 2014 less the pro forma cash and cash equivalent adjustments of the Share Issuance and Special Dividend, and divided the resulting implied total equity value ranges by the Company's diluted shares outstanding as of July 31, 2014 and the Purchased Shares, resulting in a range of implied values per share of common stock of $0.70 to $0.99. GCA then adjusted these implied values per share of common stock by the Special Dividend to be paid to the holders of common stock, other than the Purchaser, following the Closing. This analysis resulted in a range of implied values per share of common stock of $1.55 to $1.84.

        Hypothetical Future Stock Price Analysis—Based on Enterprise Value/EBITDA Multiples.    GCA calculated a range of equity values per share for the Company based on a forward enterprise value/EBITDA multiple to value the Company based on the Zhenfa Energy Plan. GCA utilized the Zhenfa Energy Plan projections to calculate the EBITDA for calendar year 2016 and applied a one year forward multiple ranging from 4.0x to 6.0x to calculate a total implied aggregate value range as of December 31, 2015. GCA then adjusted the total implied aggregate value ranges by the Company's estimated cash and cash equivalent balance as of December 31, 2015 and divided the resulting implied total equity value ranges by the Company's diluted shares outstanding as of July 31, 2014 and the Purchased Shares. These values were discounted to present values as of June 30, 2014 at a discount rate ranging from 22.5% to 27.5% based on GCA's professional judgment and experience and an analysis of the Company's weighted average cost of capital calculation, resulting in a range of implied values per share of $0.68 to $1.02. GCA then adjusted these implied values per share of common stock by the Special Dividend to be paid to the holders of common stock, other than the Purchaser, following the Closing. This analysis resulted in a range of implied values per share of common stock of $1.53 to $1.87.

        Hypothetical Future Stock Price Analysis—Based on Price/Earnings Multiples.    GCA calculated a range of equity values per share for the Company based on a forward price/earnings multiple to value the Company based on the Zhenfa Energy Plan. GCA utilized the Zhenfa Energy Plan projections to calculate the earnings per share for calendar year 2016 and applied a one year forward multiple ranging from 10.0x to 14.0x to calculate a total implied equity value range as of December 31, 2015. GCA then divided the resulting implied total equity value ranges by the Company's diluted shares outstanding as of July 31, 2014 and the Purchased Shares. These values were discounted to present values as of June 30, 2014 at a discount rate ranging from 22.5% to 27.5% based on GCA's professional judgment and experience and an analysis of the Company's weighted average cost of capital calculation, resulting in a range of implied values per share of $0.66 to $0.98. GCA then adjusted these implied values per share of common stock by the Special Dividend to be paid to the holders of common stock, other than the Purchaser, following the Closing. This analysis resulted in a range of implied values per share of common stock of $1.51 to $1.83.

Prospective Financial Information

        The Company does not as a matter of course make public projections as to future performance, earnings or other results due to the unpredictability of the underlying assumptions and estimates. However, Company management was asked by the Board of Directors to prepare financial projections that represented management's view on the following scenarios (i) the projected financial performance of the Company if the business continued to operate status quo and the Company did not consummate the Transaction, referred to as the Standalone Projections; (ii) the projected (x) net cash to the Company and (y) distributions that would occur in connection with a wind-down and dissolution of the Company, referred to as the Dissolution Projections; and (iii) the financial performance of the Company if the Transaction was consummated and Zhenfa Energy helped drive meaningful sales volumes of the Company's encapsulant products in China, referred to as the Zhenfa Relationship Projections. The Standalone Projections, the Dissolution Projections, and the Zhenfa Relationship Projections are collectively referred to as the Projections. The Projections were prepared for internal planning purposes only and are subjective in many respects.

        The Company has included below a summary of the Projections. In compiling the Standalone Projections and Zhenfa Relationship Projections, Company management took into account EBITDA, EBIT, and NOPAT, each as defined below, as well as total free cash flows. In preparing the Dissolution Projections, the Company considered estimated balance sheet cash available for distribution over time. The Company also provided (i) the Standalone Projections and Dissolution Projections to GCA for its use in connection with the rendering of its fairness opinion to the Company's Board of Directors and performing its related financial analysis, and (ii) the Zhenfa Relationship Projections to GCA for its use in connection with performing supplemental financial analysis for the Board of Directors. GCA did not consider the Zhenfa Relationship Projections in rendering its fairness opinion to the Company's Board of Directors. The summary of the Projections is not being included in this proxy statement to influence a stockholder's decision whether to vote for or against any of the Company's proposals, but is being included because the Projections were provided to GCA and the Board of Directors.

        The Projections included in this proxy statement have been prepared by, and are the responsibility of, the Company's management. The Projections were not prepared with a view toward public disclosure or toward complying with accounting principles generally accepted in the United States, referred to as GAAP, the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. UHY LLP, the Company's current independent registered public accounting firm since March 21, 2013 and PricewaterhouseCoopers LLP, its prior independent registered accounting firm, have not examined, compiled or performed any procedures with respect to the Projections and, accordingly, UHY LLP and PricewaterhouseCoopers LLP do not express an opinion or any other form of assurance with respect thereto.

        It should be noted that the Company is not providing any guidance of its future performance with the disclosure of the Projections disclosed below.

        The Projections, while presented with numerical specificity, necessarily were based on numerous variables and assumptions that are inherently uncertain and many of which are beyond the control of the Company's management. Since the Projections cover multiple years, by their nature, they become subject to greater uncertainty with each successive year. The assumptions upon which the Projections were based necessarily involve judgments with respect to, among other things, industry performance, general business, economic, regulatory, market and financial conditions, as well as matters specific to the Company's business or dissolution (as applicable), all of which are difficult or impossible to predict accurately and many of which are beyond the Company's control. The Projections also reflect assumptions as to certain business decisions that are subject to change. In addition, the Projections may be affected by the Company's ability to achieve strategic goals, objectives and targets over the applicable periods. The Projections are susceptible to interpretations and periodic revision based on actual experience and business developments.

        As a result, there can be no assurance that the Projections will be realized, and actual results may be significantly higher or lower than projected. The inclusion of the Projections in this proxy statement should not be regarded as an indication that the Company or any of its affiliates, advisers, officers, directors or representatives considered, or now consider, the Projections to be predictive of actual future results, and the Projections should not be relied upon as such. Neither the Company nor any of its affiliates, advisors, officers, directors or representatives can give any assurance that actual results will not differ from the Projections, and none of them undertakes any obligation to update or otherwise revise or reconcile the Projections to reflect circumstances existing after the date the Projections were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Projections are shown to be in error. The Company does not intend to make publicly available any update or other revision to the Projections, except as otherwise required by applicable securities laws. Neither the Company nor any of its affiliates, advisers, officers, directors or representatives has made or makes any representation to any stockholder of the Company or to any other person regarding the ultimate performance of the Company compared to the information contained in the Projections or that the Projections will be achieved. The Company has made no representation to the Purchaser, Zhenfa Energy or their affiliates, in the Purchase Agreement or otherwise, concerning the Projections.

        In light of the foregoing factors and the uncertainties inherent in the Projections, stockholders are cautioned not to place undue, if any, reliance on the Projections.

        The following tables and other information below is a summary of the Projections (dollars in millions except for per share numbers).

  Standalone Projections.

	Management Projections Fiscal Year Ending December 31,
	2H 2014	2015	2016
Total Sales	$25.5	$89.5	$118.4
EBITDA(1)	$(2.2)	$0.2	$2.7
Depreciation and Amortization	(1.3)	(2.0)	(2.1)

EBIT(2)	$(3.5)	$(1.8)	$0.6
Taxes	(0.2)	(0.6)	(0.9)

NOPAT(3)	$(3.7)	$(2.4)	$(0.3)
Depreciation and Amortization	1.3	2.0	2.1
Fixed Asset Sale Proceeds	5.1	0.0	0.0
Tax Refunds	0.0	13.5	0.0
Capital Expenditures and Other Investing	(2.7)	(1.9)	0.0
Change in Net Working Capital	(6.3)	(9.8)	(4.9)
Other	0.7	(0.2)	(0.2)

Free Cash Flow	$(5.7)	$1.2	$(3.3)

(1)
EBITDA is defined as earnings before interest, taxes, depreciation and amortization, adjusted to exclude stock-based compensation expense and gain (loss) on disposal of fixed assets.

(2)
EBIT is defined as earnings before interest and taxes, adjusted to exclude stock-based compensation expense and gain (loss) on disposal of fixed assets.

(3)
NOPAT is defined as net operating profits after taxes.

  Dissolution Projections.

  Net Cash Flows to the Company

	Management Projections Fiscal Year Ending December 31,
	2H 2014	2015	2016	2017
Estimated Net Cash Flows(1)	$25.0	$13.8	$(0.3)	$0.00
Estimated Net Cash Flows Per Share(2)	$0.94	$0.52	$(0.01)	$0.00

  Distributions to Stockholders

	Management Projections Fiscal Year Ending December 31,
	2H 2014	2015	2016	2017
Estimated Distributions to Stockholders	$0.00	$23.0	$9.0	$6.6
Estimated Distributions Per Share(2)	$0.00	$0.87	$0.34	$0.25

(1)
2H 2014 Estimated Net Cash Flow includes the Company's estimated cash and cash equivalent balance as of June 30, 2014.

(2)
Based upon 26.5 million shares outstanding as of July 31, 2014.

  Zhenfa Relationship Projections.

	Management Projections Fiscal Year Ending December 31,
	2H 2014	2015	2016
Total Sales	$25.5	$121.2	$180.0
EBITDA(1)	$(2.2)	$4.2	$10.9
Depreciation and Amortization	(1.3)	(2.2)	(2.8)

EBIT(2)	$(3.6)	$2.0	$8.1
Taxes	(0.2)	3.0	(2.0)

NOPAT(3)	$(3.7)	$5.0	$6.1
Depreciation and Amortization	1.3	2.2	2.8
Fixed Asset Sale Proceeds	5.1	0.0	0.0
Tax Refunds	0.0	13.5	0.0
Capital Expenditures and Other Investing	(5.2)	(4.8)	(1.2)
Change in Net Working Capital	(2.6)	(25.6)	(2.3)
Other	(1.8)	(0.1)	(0.1)

Free Cash Flow	$(6.9)	$(9.8)	$5.3
Diluted Earnings Per Share(1)	$(0.22)	$0.08	$0.09

(1)
Adjusted to reflect 27.6 million shares issued to the Purchaser resulting in 54.2 million shares outstanding.

        The Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding the Company contained elsewhere in this proxy statement and the Company's public filings with the SEC. See "Where You Can Find More Information" beginning on page 118 of this proxy statement.

Effect on Outstanding Stock Options and Shares of Restricted Stock

        Under the terms of the Company's 2009 Equity Incentive Plan, referred to as the 2009 Plan, the Share Issuance, and the Share Issuance in combination with the Special Dividend, will constitute a change of control and an adjustment in our capitalization, respectively. Upon the occurrence of a change of control, after the effective date of the change of control, our Board of Directors is authorized (but not obligated) to make adjustments in the terms and conditions of all or a portion of the outstanding awards under the 2009 Plan, including without limitation any one or more of the following: (i) continuation of such awards; (ii) early termination of such awards for no additional consideration to the participants, contingent upon the consummation of the change of control, provided that the applicable participants are provided with advance notice of such termination and the opportunity to exercise, to the extent then exercisable, any such awards prior to such termination; and (iii) cancellation of such awards for fair value (as determined in the sole discretion of the Board of Directors).

        The 2009 Plan further provides that upon the occurrence of any corporate event or transaction that constitutes an adjustment to capitalization, such as the proposed Share Issuance and Special Dividend, the Board of Directors, in order to prevent dilution or enlargement of participants' rights under the 2009 Plan, may substitute or adjust, in its sole discretion and among other substitutions and adjustments, (i) the number of shares that may be issued under the 2009 Plan, the number of shares subject to outstanding awards, and/or where applicable, the exercise price, base value or purchase price applicable to such awards; or (ii) grant a right to receive one or more payments of securities, cash and/or property (which right may be evidenced as an additional award under the 2009 Plan) in respect of any outstanding award.

        Our Board of Directors reviewed the outstanding equity awards in light of the aforementioned provisions of the 2009 Plan. As a result of this review, the parties have agreed on the following treatment of outstanding stock options and restricted stock awards under the 2009 Plan:

  •
  All unvested restricted stock awards that remain outstanding at the Closing (other than restricted stock held by persons who ceased to be employees or directors of the Company prior to the Closing) shall fully vest at the Closing in accordance with their respective terms.

  •
  The Company shall take all appropriate or necessary actions consistent with the terms of the 2009 Plan (i) to accelerate, prior to the Closing, the vesting period of all unvested stock options (other than stock options held by persons who ceased to be employees or directors of the Company prior to the acceleration date) and (ii) to provide that any outstanding stock options must be exercised, to the extent exercisable, on or before a date which is prior to the Closing Date (contingent upon the consummation of the Closing) and that all stock options not so exercised shall otherwise terminate at the end of such period.

        The parties to the Purchase Agreement also acknowledged and agreed that the capital adjustment caused by the Share Issuance and the Special Dividend would have substantially the same effect as a sale of 51% of our then outstanding shares of common stock to the Purchaser by our then existing stockholders followed by a 2.04-for-one stock split. As a result of this capital adjustment, the parties further agreed that the Board of Directors shall take all necessary action under the 2009 Plan to adjust the number of shares authorized for issuance under the 2009 Plan from 6,200,000 shares, as currently authorized, to 12,400,000 shares (it being understood that for the ease of administration, such adjustment will be rounded down from 2.04-for-one to two-for-one). If the Company then elects to effect a reverse stock split, as contemplated by the Reverse Stock Split Charter Amendment, the parties also agree that the Company will adjust the number of shares authorized for issuance under the 2009 Plan by the same ratio as the reverse stock split (it being understood that the Company may defer any adjustments to the number of shares authorized for issuance under the 2009 Plan until after the decision is made in respect of the reverse stock split). For example, if the Company does not effect a reverse stock split the number of shares available for issuance under the 2009 Plan will be 12,400,000 shares, if the Company effects a one-for-two reverse stock split the number of shares available for issuance under the 2009 Plan will revert to 6,200,000 shares, and if the Company effects a one-for-four reverse stock split the number of shares available for issuance under the 2009 Plan will be reduced to 3,100,000 shares.

Interests of Company Executive Officers and Directors in the Transaction

        In considering our Board of Directors recommendations with respect to the Transaction, you should be aware that the Company's executive officers and directors might have interests in the Transaction that may be different from, or in addition to, the interests of the Company's stockholders generally. These additional interests are described below. The Board of Directors was aware of these interests and considered them, among other matters, when it approved the Purchase Agreement and the Transaction, including the Share Issuance.

        Indemnification.    The Company's bylaws provide that it will indemnify its directors and officers to the fullest extent permitted by Delaware General Corporation Law. The Company has established directors' and officers' liability insurance that insures such persons against the costs of defense, settlement or payment of a judgment under certain circumstances. In addition, the Purchase Agreement provides for the continuation or purchase of such insurance, as described further in "The Purchase Agreement—Directors' and Officers' Indemnification and Insurance" beginning on page 87.

        In addition, the Company's certificate of incorporation provides that its directors will not be liable for monetary damages for breach of fiduciary duty, except for liability relating to any breach of the director's duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, violations under Section 174 of the Delaware General Corporation Law or any transaction from which the director derived an improper personal benefit.

        Further, the Company also previously entered into indemnification agreements with each of its executive officers and directors. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, expense advancement and reimbursement to the fullest extent permitted under the Delaware General Corporation Law.

        Company Stock Options and Restricted Stock.    All of our directors and named executive officers' stock options outstanding as of September 8, 2014, the last practicable date prior to the filing of this proxy statement, which are subject to accelerated vesting were out-of-the-money on such date. The following table sets forth, as of October 3, 2014, the number of unvested shares of restricted stock held by directors and executive officers of the Company that may become fully vested upon the Closing:

Name	Number of Unvested Shares of Restricted Stock to Fully Vest Upon Closing
Dennis Jilot	24,635
John A. Janitz	24,635
Robert M. Chiste	24,635
Andrew M. Leitch	24,635
Robert S. Yorgensen	—
Alan N. Forman	12,492
Joseph C. Radziewicz	—
Executive Officers and Directors as a Group	111,032

        New Equity Awards.    Following the execution of the Purchase Agreement and in furtherance of the Purchaser's desire to continue the employment and services of the Company's current executive officers and key technical personnel, the Company and the Purchaser discussed and, upon the recommendation of the Compensation Committee of the Company agreed, that the Company may take all appropriate or necessary actions to commit the Company to issue new stock options under the 2009 Plan, referred to as the New Equity Awards. The New Equity Awards will have a three year vesting schedule, shall be represented by a form of time-based stock option agreement in substantially the same form as currently used by the Company for its periodic grants to employees, and shall be issued (contingent upon the consummation of the Closing) with an exercise price equal to the closing price of the Company's common stock on the date of grant. It is anticipated that the New Equity Award will be issued as soon as practicable at least two business days following the payment of the Special Dividend and, if approved, the effectiveness or abandonment of the reverse stock split. Of the New Equity Awards, 1,550,000 stock options will be granted to named executive officers of the Company, with 985,000, 315,000, 250,000 stock options granted to each of Robert S. Yorgensen, Alan N. Forman and Joseph C. Radziewicz, respectively. The number of shares to be covered by the stock options representing the New Equity Awards shall be proportionately adjusted for the capital adjustment caused by the Share Issuance and the Special Dividend as well as the reverse stock split, if any, using the same ratios used for the adjustment to the number of shares reserved for issuance under the 2009 Plan as discussed above.

        Employment Agreement with Robert S. Yorgensen.    Robert S. Yorgensen is party to an agreement entered into with the Company on December 7, 2011 which provides, in relevant part, that upon a change in control (as defined in such agreement), and a subsequent termination of Mr. Yorgensen's employment within 12 months following such change in control for "good reason" (as defined in such agreement) by Mr. Yorgensen, or by the Company on account of its failing to renew such agreement or without "cause" (as defined in such agreement), Mr. Yorgensen is entitled to receive (i) a sum of 2.0 times his base salary; (ii) the continuation of COBRA benefits, life insurance benefits and outplacement services for up to 24 months; and (iii) a sum of 2.0 times any bonus payment he would have been eligible to receive for the performance year during which the termination date occurs.

        Deferred Compensation Arrangement with Robert S. Yorgensen.    Pursuant to an agreement between the Company and Mr. Yorgensen, upon the earlier of December 31, 2015, sale of the Company or the termination of employment for any reason, Mr. Yorgensen would be entitled to a payment based upon a formula agreed upon between the Company and Mr. Yorgensen. The payment is tied to distribution amounts Mr. Yorgensen would have received with respect to his former ownership in the Company's predecessor entity if the assets were sold at fair market value compared to the value of the Company's stock price. The Share Issuance would constitute a "sale" of the Company pursuant to the terms of the agreement. The amount of the potential bonus payment to Mr. Yorgensen is capped at $549,816. Based upon the terms of the Transaction, Mr. Yorgensen is expected to receive $203,636.

        Severance Agreements.    The Company entered into severance agreements, dated as of October 1, 2012, referred to as the Severance Agreements, with certain members of management, including each of Mr. Yorgensen, Joseph C. Radziewicz and Alan N. Forman, setting forth certain payments and benefits in the event of termination of employment. The Severance Agreements will remain in effect until October 1, 2017 and will automatically renew for one year periods unless the Company or the executive provides notice of termination as provided for in the Severance Agreements. However, the terms of each of the Severance Agreements provide, among other things, that, if the executive is terminated for any reason, the executive is entitled to his full base salary through the date of termination at the rate in effect immediately prior to such termination date, as well as all compensation and benefits due to the executive under the terms of the Company's benefit plans, programs and arrangements in effect immediately prior to the termination date.

        If an executive (other than Mr. Yorgensen) is terminated by the Company without "cause" (as such term is defined in the Severance Agreement) or if he terminates his employment with "good reason" (as such term is defined in the Severance Agreements), other than during a "change in control severance period" (as such term is defined in the Severance Agreement and below), the executive is entitled to receive the payments described above plus (i) the sum of 1.0 times his base salary; (ii) a pro rata portion of any bonus payment he would have been eligible to receive for the performance year during which the termination date occurs; (iii) up to 12 months of payments in the amount required for continuation of COBRA plans and other benefits; (iv) prepayment of all life insurance premiums for 12 months plus the transfer of ownership of all rights of ownership of such arrangements; (v) payments for outplacement services for up to 12 months; and (vi) the reimbursement of reasonable legal fees and expenses incurred by the executive in disputing in good faith issues relating to the termination of employment or obtaining or enforcing any benefit provided under the Severance Agreement. Mr. Yorgensen is entitled to the same benefits described above for the other executives, except he is eligible to receive a sum of 2.0 times his base salary in such event and the continuation of COBRA benefits, life insurance benefits and outplacement services for up to 24 months.

        If an executive (other than Mr. Yorgensen) is terminated by the Company without cause or if he terminates his employment with good reason during a change in control severance period, he is entitled to (i) the sum of 1.25 times his base salary; (ii) his target bonus for the performance year during which the termination date occurs; and (iii) the continued COBRA benefits, life insurance benefits, and outplacement services for up to 15 months and the reimbursement for reasonable legal fees described above. Mr. Yorgensen is entitled to the same benefits described above for the other executives, except he is eligible to receive a sum of 2.0 times his base salary and target bonus in such event and the continuation of COBRA benefits, life insurance benefits and outplacement services for up to

24 months. The change of control severance period is the period commencing 90 days prior to a "change in control" (as such term is defined in the Severance Agreements) and ending one year following a change in control.

        Performance Based Retention Awards.    In connection with the Company's exploration of strategic alternatives during 2013, the Company entered into retention agreements, dated as of July 18, 2013, referred to as the Retention Agreements, with certain members of senior management, including each of Messrs. Forman and Radziewicz, referred to collectively as the Retained Officers. The Retention Agreements were amended on July 7, 2014.

        The Retention Agreements provide for the payment of a retention bonus upon the closing of a "change of control transaction" (as defined in the Retention Agreements). Each Retained Officer will be entitled to a retention bonus so long as a change of control transaction closes on or before December 31, 2014 and the Retained Officer is employed by the Company at such time; provided however, that in the event that a Retained Officer's employment is terminated by the Company without "cause"(as defined in the Retention Agreements), or by the Retained Officer for "good reason" (as defined in the Retention Agreements), such Retained Officer shall be entitled to receive the retention bonus as if such Retained Officer's employment was not terminated.

        The retention bonus for Messrs. Forman and Radziewicz is $229,000 and $180,000, respectively.

        Potential Change of Control Payments to Named Executive Officers.    Pursuant to the terms of agreements with Messrs. Yorgensen, Forman and Radziewicz, each is entitled to certain compensation that would become payable under each named executive officer's agreements with the Company if there were a change of control (as defined in the applicable agreement) and there were a qualifying termination of employment. The Closing would constitute a change in control for purposes of these agreements; however, as of the date hereof, it is not anticipated that any named executive officer will experience a qualifying termination of employment.

        Robert S. Yorgensen.    If terminated for any reason, including in connection with a change of control, Mr. Yorgensen, or his estate, will be entitled to receive a lump sum comprised of (i) his annual base salary through the date of termination; (ii) any expenses owed to him pursuant to his employment agreement; (iii) any accrued vacation pay owed to him pursuant to his employment agreement; (iv) any amounts arising from his participation in, or benefits under, any employee benefit plans, programs or arrangements; and (v) any amounts which may be due to him under his restricted stock or stock option agreements with us.

        If Mr. Yorgensen is terminated by the Company without cause or if he terminates his employment with good reason during a change of control severance period, he is entitled to (i) the sum of 2.0 times his base salary; (ii) 2.0 times his target bonus for the performance year during which the termination date occurs; and (iii) the continued COBRA benefits, life insurance benefits, and outplacement services for up to 24 months. However, Mr. Yorgensen will only be entitled to such payments if he signs a release of all legal claims against the Company and certain related parties and he does not violate his agreement not to compete.

        Furthermore, pursuant to the terms of the 2009 Plan, if a change in control occurs, all unvested restricted stock held by Mr. Yorgensen will vest in full. The Company has also approved the acceleration and termination of Mr. Yorgensen's stock options prior to the Closing under the 2009 Plan, however all of Mr. Yorgensen's stock options are currently out-of-the-money. Additionally, based upon the effective valuation of the Transaction of $1.60 per share, Mr. Yorgensen would be entitled to a payment of $203,636 pursuant to the Company's agreement related to deferred compensation arrangements with Mr. Yorgensen.

        Assuming that the Closing occurred on October 6, 2014 and Mr. Yorgensen were to experience a qualifying termination of employment as of that date, he would be entitled to receive approximately $2,656,640 in cash and benefits under the terms of his agreements with the Company.

        Alan N. Forman.    If terminated for any reason, including in connection with a change in control, Mr. Forman, or his estate, will be entitled to receive a lump sum comprised of (i) his annual base salary through the date of termination; (ii) any expenses owed to him pursuant to his employment agreement; (iii) any accrued vacation pay owed to him pursuant to his employment agreement; (iv) any amounts arising from his participation in, or benefits under, any employee benefit plans, programs or arrangements; and (v) any amounts which may be due to him under his restricted stock or stock option agreements with us.

        If Mr. Forman is terminated by the Company without cause or if he terminates his employment with good reason during a change of control severance period, he is entitled to (i) the sum of 1.25 times his base salary; (ii) his target bonus for the performance year during which the termination date occurs; and (iii) the continued COBRA benefits, life insurance benefits, and outplacement services for up to 15 months. However, Mr. Forman will only be entitled to such payments if he signs a release of all legal claims against the Company and certain related parties and he does not violate his agreement not to compete.

        Furthermore, pursuant to the terms of the 2009 Plan, if a change in control occurs, all unvested restricted stock held by Mr. Forman will vest in full. The Company has also approved the acceleration and termination of Mr. Forman's stock options prior to the Closing under the 2009 Plan, however all of Mr. Forman's stock options are currently out-of-the-money.

        In addition, pursuant to the Retention Bonus Agreements described above, in the event that a change in control transaction closes by December 31, 2014, Mr. Forman is entitled to receive a retention bonus award equal to $229,000.

        Assuming that the Closing occurred on October 6, 2014 and Mr. Forman were to experience a qualifying termination of employment as of that date, he would be entitled to receive approximately $880,397 in cash and benefits under the terms of his agreements with the Company.

        Joseph C. Radziewicz.    If terminated for any reason, including in connection with a change in control, Mr. Radziewicz, or his estate, will be entitled to receive a lump sum comprised of (i) his annual base salary through the date of termination; (ii) any expenses owed to him pursuant to Company policy; (iii) any accrued vacation pay owed to him pursuant to Company policy; (iv) any amounts arising from his participation in, or benefits under, any employee benefit plans, programs or arrangements; and (v) any amounts which may be due to him under his stock option agreements with us.

        If Mr. Radziewicz is terminated by the Company without cause or if he terminates his employment with good reason during a change of control severance period, he is entitled to (i) the sum of 1.25 times his base salary; (ii) his target bonus for the performance year during which the termination date occurs; and (iii) the continued COBRA benefits, life insurance benefits, and outplacement services for up to 15 months. However, Mr. Radziewicz will only be entitled to such payments if he signs a release of all legal claims against the Company and certain related parties and he does not violate his agreement not to compete.

        The Company has also approved the acceleration and termination of Mr. Radziewicz's stock options prior to the Closing under the 2009 Plan, however all of Mr. Radziewicz's stock options are currently out-of-the-money.

        In addition, pursuant to the Retention Bonus Agreements described above, in the event that a change in control transaction closes by December 31, 2014, Mr. Radziewicz is entitled to receive a retention bonus award equal to $180,000.

        Assuming that the Closing occurred on October 6, 2014 and Mr. Radziewicz were to experience a qualifying termination of employment as of that date, he would be entitled to receive approximately $653,959 in cash and benefits under the terms of his agreements with the Company.

        Summary Table.    The table below summarizes the potential payments and value of benefits for each of the Company's named executive officers in connection with the Transaction, as required by Item 402(t) of Regulation S-K, assuming the Closing was consummated on October 6, 2014, the last practicable date prior to the filing of this proxy statement, and that each named executive officer experienced a qualifying termination of employment in connection with the Transaction (as discussed in more detail above) on such date. Certain of the amounts payable may vary depending on the actual dates of the Closing and any qualifying terminations of employment.

Golden Parachute Compensation

Name	Cash(1)($)	Equity(2)($)	Prerequisites/ Benefits(3)($)	Total ($)
Robert S. Yorgensen	1,913,636	637,670	105,334	2,656,640
Alan N. Forman	748,063	66,500	65,834	880,397
Joseph C. Radziewicz	588,125	—	65,834	653,959

(1)
Cash.    Represents the aggregate value of the following potential cash payments:

Name	Severance Payments(a)($)	Bonus-Related Payments(b)($)	Payments under Retention Agreement(c)($)	Payments under Deferred Compensation Arrangements(d)($)	Total ($)
Robert S. Yorgensen	950,000	760,000	—	203,636	1,913,636
Alan N. Forman	381,563	137,500	229,000	—	748,063
Joseph C. Radziewicz	300,125	108,000	180,000	—	588,125

(a)
Represents potential severance payments to be made under each individual's employment agreement, if applicable, or Severance Agreement. These arrangements are subject to a "double-trigger" mechanism because the amount of severance reported becomes payable upon a qualifying termination of employment during the applicable change in control severance period. Such amounts would be payable in a lump sum by the Company under the circumstances presented.

(b)
Represents potential bonus-related payments to be made under each individual's employment agreement, if applicable, or Severance Agreement. These arrangements are subject to a "double-trigger" mechanism because the amount of benefit reported becomes payable upon a qualifying termination of employment during the applicable change in control severance period. In the case of Mr. Yorgensen, any bonus-related payment payable pursuant to his employment agreement would be payable in a lump sum by the Company on April 30th of each of the two years following the year in which his termination occurs. The payment of any bonus is based on the assumption that the executive would have earned such bonus assuming his continued his employment through the end of such applicable year and fully satisfied his personal performance goals, if any.

(c)
Represents potential payments to be made under the Retention Agreements if a change in control occurs prior to December 31, 2014. These arrangements are subject to a "single-

  trigger" mechanism in that the value of this benefit will be realized upon the occurrence of a change of control, including the Share Issuance, prior to December 31, 2014, as long as the named executive officer remains employed by the Company on the date of the closing of a change in control, or if the named executive officer was terminated pursuant to a Covered Termination (as defined in the Retention Agreement). Such amount would be payable in a lump sum by the Company on the Closing Date.

(d)
Represents potential payments to be made under an agreement related to deferred compensation arrangements. These arrangements are subject to a "single-trigger" mechanism in that the value of this benefit will be realized upon the occurrence of a change of control, including the Share Issuance. Such amount would be payable within 60 days of any triggering event.
(2)
Equity.    Represents the aggregate payments to be made in respect of unvested equity incentive awards upon the consummation of the Share Issuance, as described in greater detail under "—Effect on Outstanding Stock Options and Shares of Restricted Stock" beginning on page 59. All outstanding restricted stock awards are subject to a "single-trigger" mechanism because the amounts are payable upon the consummation of the Share Issuance. All unvested stock options are subject to a "double trigger" mechanism because such options would only vest upon the occurrence of a change of control and either action by the Board of Directors or a qualifying termination of employment of the named executive officer during the applicable period following Closing. The Company approved the acceleration and termination of all unvested stock options prior to the Closing under the 2009 Plan, however all stock options are currently out-of-the-money. These amounts include the following values with respect to the outstanding unvested equity incentive awards that would become payable in connection with a change in control and under the circumstances presented:

Name	Stock Options(a)($)	Restricted Stock(b)(c)($)	Total ($)
Robert S. Yorgensen	—	637,670	637,670
Alan N. Forman	—	66,500	66,500
Joseph C. Radziewicz	—	—	—

(a)
As of September 8, 2014, all of the named executive officer's stock options outstanding were out-of-the-money on such date.

(b)
Upon a change of control, all unvested restricted stock held by the named executive officer will vest in full.

(c)
Calculated based on the closing price of our common stock on the NYSE on October 6, 2014 of $1.33 per share.
(3)
Perquisites/Benefits.    Represents the aggregate value of continued medical coverage, continued life insurance benefits and the provision of outplacement services. These arrangements are subject to a "double-trigger" mechanism because the value of these benefits are realized upon a qualifying termination of employment, whether or not such qualifying termination event occurs in connection with a change in control. These amounts include the following values with respect to the benefits that may be provided:

Name	Continued Medical and Life Insurance Benefits ($)	Outplacement Services ($)	Total ($)
Robert S. Yorgensen	41,334	64,000	105,334
Alan N. Forman	25,834	40,000	65,834
Joseph C. Radziewicz	25,834	40,000	65,834

Corporate Governance after the Closing

        Board Composition.    At the Closing, the size of the Board of Directors of the Company will be set at seven. Subject in each case to all fiduciary duties of the Board of Directors, the Board of Directors following the Closing will be comprised of: (i) four directors who will have been designated by the Purchaser and are reasonably acceptable to the Board of Directors, referred to as the Purchaser Directors, at least two of whom will be independent, as defined under applicable NYSE listing standards, and shall be eligible and qualified to serve on the Audit Committee of the Board of Directors and Compensation Committee of the Board of Directors, as determined in accordance with the rules and regulations of the SEC and applicable NYSE listing standards, (ii) one director who, as of the Closing, is also the President or Chief Executive Officer of the Company, referred to as the CEO Director, and (iii) two directors who are independent directors of the Company as of the date of the Purchase Agreement, referred to as the Continuing Directors. The term "Continuing Directors" shall also include any successors to any such Continuing Directors who take office after the Closing who are nominated, or proposed to the Nominating and Corporate Governance Committee of the Board of Directors for nomination, by the Special Committee of Continuing Directors (as described herein).

        In the event that the Purchaser, or any affiliate thereof that is a permitted transferee pursuant to the terms of the Purchase Agreement, continues to own all of the Purchased Shares at the time of the Company's filing of its definitive proxy statement for the Company's 2015 annual meeting of stockholders, any Purchaser Director who is then serving as a director shall be nominated for election as a director at the 2015 annual meeting of stockholders.

        The parties have agreed that, from the Closing until immediately prior to the 2017 annual meeting of stockholders, referred to as the 2017 Annual Meeting, all vacancies on the Board of Directors created by the cessation of service of a Continuing Director or a Purchaser Director, as the case may be, shall be filled by a nominee proposed to the Nominating and Corporate Governance Committee of the Board of Directors by the Special Committee of Continuing Directors or by the remaining Purchaser Directors or the Purchaser, as the case may be. Any director so nominated and approved shall be considered a Continuing Director or Purchaser Director, as applicable. Until the 2017 Annual Meeting, the Nominating and Corporate Governance Committee of the Board of Directors will nominate all Continuing Directors and Purchaser Directors then serving as director for election as directors at any stockholder meeting called for the election of directors. If, prior to the 2017 Annual Meeting, there is no Continuing Director then serving on the Board of Directors, the Purchaser and the CEO Director will cooperate to identify and elect two new independent directors, who shall be considered Continuing Directors. Additionally, the Purchaser has agreed to take all action necessary to vote any shares of common stock then held by it in favor of any nominee for director made pursuant to the terms of the Purchase Agreement.

        As of the date hereof, Mr. Yorgensen, as the current President and Chief Executive Officer of the Company, shall serve on the Board of Directors following the Closing as the CEO Director. Additionally, John A. Janitz and Andrew M. Leitch have each been designated by the Board of Directors to serve on the Board of Directors following the Closing as the Continuing Directors. For more information regarding Messrs. Janitz, Leitch and Yorgensen, please see the section entitled "Corporate Governance," "Director Compensation and Stock Ownership Guidelines," "Proposal No. 1—Election of Directors," "Executive Compensation," "Security Ownership of Certain Beneficial Owners and Management," "Section 16(a) Beneficial Ownership and Reporting Compliance" and "Certain Relationships and Related Person Transactions," included in the Company's Definitive Proxy Statement filed with the SEC on April 1, 2014 and incorporated herein by reference.

        Following their nomination by the Purchaser and the subsequent investigation and due diligence performed on each person, the Board of Directors has approved Andrew Africk, Eugene Cha, Qu

Chao and Xin (Cindy) Lin to serve as the Purchaser Directors. The biographies of each of the Purchaser Directors are set forth below, along with the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person is suitable to serve as a Purchaser Director.

  Zhenfa Energy-Affiliated Directors Nominated by the Purchaser

        Qu Chao, 38, has served as the General Manager of Zhenfa Chongqing Overseas Investment Co., Ltd. since January 2014 where he manages the company and focuses on finance management, investment and overseas business. Since 2012, Mr. Qu has served in a number of capacities with the Zhenfa Group as Chairman Assistant and Director of Finance & Invest Department of Zhenfa Energy between April 2012 and December 2013 and Director, Vice General Manager, and Chief Financial Officer of Zhenfa Energy between November 2012 and June 2014. As one of the founders of Zhenfa Energy, Mr. Qu developed the electricity investment business for Zhenfa Energy and also was responsible for the Zhenfa Energy's strategic cooperation relationship with First Solar. Between October 2009 and March 2012, Mr. Qu has served as the Chief Financial Officer in the renewable energy industry in China at CECEP (Jiangyin) Low Carbon Economy & Technology Development Co., Ltd. and Chief Financial Officer at China Energy Conservation and Environmental Protection Investment (Wuxi) Co., Ltd. between August 2008 and November 2011 Mr. Qu also has prior auditing experience in China having worked as Senior Auditor (responsible for assisting a public company) in Beijing Xinghua Certified Public Accountants Co., Ltd.

        Mr. Qu was selected to serve as a Purchaser Director on our Board of Directors pursuant to the terms of the Purchase Agreement with the Purchaser. Mr. Qu was selected to serve on our Board of Directors in light of his financial background and his experience in the renewable energy sector, particularly in China, as well has his relationship with the Zhenfa Energy, and its interests as the majority beneficial owner of our common stock.

        Xin (Cindy) Lin, 42, is currently President of the Purchaser, having served in this capacity since April 2013 and is responsible for leading Zhenfa Energy's activities in the U.S., including strategic business planning and development, project development and management, product marketing and sales, as well as Zhenfa Energy's investment and acquisition activities in U.S. Ms. Lin has also worked at Medtronic IT since August 2001, where she currently serves as senior principal IT developer, with a primary focus is in the area of business intelligence, data management and data analytics. In 2006, Ms. Lin founded L&B International LLC, a consulting firm focusing on providing consulting services in the area of renewable energy development, and is currently its President. Ms. Lin previously worked at the Bank of China in Beijing, China, where she was responsible for international trade settlement, issuance and payment of letters of credit, letters of guarantee and other financial instruments for export and import companies.

        Ms. Lin was selected to serve as a Purchaser Director on our Board of Directors pursuant to the terms of the Purchase Agreement with the Purchaser. Ms. Lin was selected to serve on our Board of Directors in light of her relationship with Zhenfa Energy, and its interests as the majority beneficial owner of our common stock, particularly her experience as the member of the Zhenfa Energy management team with the most familiarity with conducting business within the United States.

  Independent Directors Nominated by the Purchaser

        Andrew Africk, 48, is the founder of Searay Capital LLC, a private investment company. Mr. Africk founded Searay Capital in July 2013 after 21 years leading private equity and capital markets investments for Apollo Global Management LLC, referred to as Apollo, a leading global alternative asset manager with assets under management exceeding US $150 billion. As a Senior Partner at Apollo, Mr. Africk was responsible for investments in technology and communications and has over 22 years of experience financing, analyzing and investing in public and private companies. In July 2014, Mr. Africk was appointed to serve on the board of directors of Alliqua BioMedical where he serves on the audit committee. In the last five years, Mr. Africk has served on the board of directors for various public companies including Hughes Telematics, Inc. and Hughes Communications, Inc., where he served on the compensation and nomination committees. He also served on the board of directors of Parallel Petroleum, Inc., a private company. Mr. Africk serves on the Board of Overseers of the University of Pennsylvania School of Engineering, the UCLA Science Board, and is a Trustee of the Trinity School in New York City.

        Mr. Africk is a significant minority stockholder of the Company, owning approximately 7.5% of the Company's outstanding shares of common stock. Nevertheless, as a result of his independence from the Purchaser, Mr. Africk is one of two independent directors nominated by the Purchaser. Mr. Africk was selected to serve as a Purchaser Director on our Board of Directors pursuant to the terms of the Purchase Agreement with the Purchaser. Mr. Africk was selected to serve on our Board of Directors in light of his significant experience in making and managing private equity investments and extensive experience in financing, analyzing and investing in public and private companies, as well as his experience as a director of public and private companies, including service on audit, compensation and nominating committees.

        Eugene Cha, 58, currently serves as a non-executive director of Core Pacific Yamaichi Securities (HK) Co., Ltd., the first Taiwanese securities firm formed in Hong Kong. Mr. Cha also serves as an independent director at Founder Fubon Fund Management Co., Ltd., the first mutual fund joint venture formed between Chinese and Taiwanese companies, and an external supervisor at Xiamen Bank, the first Taiwanese invested commercial bank in China. From 1984 to 2006, Mr. Cha was a partner with the international law firm Cha & Cha LLP and focused his practice on international corporate finance and mergers and acquisitions. Mr. Cha has also served as an independent director from 2005 to 2008 at Dacheng Fund Management Co., Ltd and served as vice chairman of the YouChange PuRong Information Technology, Ltd., a social business created by Grameen Foundation USA, China Social Entrepreneur Foundation, and two financial companies designed to increase access to microfinance for millions of poor farmers in rural China. Mr. Cha has been a director, including past president, of the Chinese American Political Action Association in New York and also served as a Member of the National Assembly, Taiwan from1992 until 1996, where he was actively involved on the Constitutional Amendment Advisory Committee which ultimately amended the Constitution to allow direct election of the Taiwanese President, a major step in the modernization of the democratic process in Taiwan.

        Mr. Cha was selected to serve as a Purchaser Director on our Board of Directors pursuant to the terms of the Purchase Agreement with the Purchaser. Mr. Cha was selected to serve on our Board of Directors in light of his extensive experience as a director of various private companies in Asia and his significant legal expertise in international corporate finance and other corporate matters.

        Board Committees.    Through the 2017 Annual Meeting, the Board of Directors will have four standing committees: (i) an Audit Committee, (ii) a Nominating and Corporate Governance Committee, (iii) a Compensation Committee and (iv) a newly established Special Committee of Continuing Directors. Any other committee established by the Board of Directors following the Closing will be comprised of at least one Continuing Director.

        Effective as of and contingent upon the Closing, each of the Audit Committee and Nominating and Corporate Governance Committee will be comprised of three members, one of who will be a Continuing Director, and two of whom will be independent Purchaser Directors. The Compensation Committee will be comprised of two members, at least one of whom will be a Continuing Director and one of whom will be an independent Purchaser Director. In the event there is not a sufficient number of independent Purchaser Directors or Continuing Directors to effect the composition of the committees as described herein, the Board of Directors will exercise its discretion to make the appropriate appointment.

        As noted above, following the Closing, a new Special Committee of Continuing Directors will be established by the Board of Directors. This committee will be comprised of the Continuing Directors. The Special Committee of Continuing Directors will have the authority to, among other things, enforce all matters under the Purchase Agreement and other agreements ancillary thereto, including, but not limited to, the Sales Service Agreement and Registration Rights Agreement (as defined herein). The Special Committee of Continuing Directors will also have the power to select and appoint a cooperation committee under the Sales Service Agreement. Additionally, until the 2017 Annual Meeting, any transaction, arrangement or contract between the Company and the Purchaser and their respective affiliates and related parties, and any amendment, modification or waiver thereto, including the Purchase Agreement, the Sales Service Agreement and the Registration Rights Agreement, shall require the approval of the Special Committee of Continuing Directors. For additional information on the authority of the Special Committee of Continuing Directors, please see "—Corporate Governance After the Closing—Additional Corporate Governance Considerations" below.

        Effective as of and contingent upon the Closing, the standing committees will be comprised as follows: (i) the Audit Committee will consist of Messrs. Africk, Cha and Leitch, with Mr. Leitch serving as the Chairperson; (ii) the Nominating and Corporate Governance Committee will consist of Messrs. Africk, Cha and Janitz, with Mr. Janitz serving as Chairperson; (iii) the Compensation Committee will consist of Messrs. Africk and Janitz, with Mr. Janitz serving as Chairperson and (iv) the Special Committee of Continuing Directors will consist of Messrs. Janitz and Leitch.

        Executive Officers and Key Technical Personnel.    It is anticipated that the executive officers of the Company prior to the Closing shall remain the executive officers of the Company following the Closing. Unless otherwise consented to by the Purchaser and the Special Committee of Continuing Directors, from the Closing through the 2017 Annual Meeting, the Company will use its commercially reasonable efforts to continue the employment and services of its current executive officers and key technical personnel in their respective current positions.

        Standstill Agreement.    For a period of two years following the Closing, the Purchaser has agreed that, without the consent of the Special Committee of Continuing Directors, neither it nor any of its affiliates will acquire, offer to acquire or enter into any agreement to acquire, directly or indirectly, any further shares of common stock or other voting securities of the Company or direct or indirect rights or options to acquire any common stock or other voting securities of the Company or to take any action, individually or jointly with another entity or person, in taking any action that it could not take pursuant to the terms of the Purchase Agreement. Notwithstanding the above, the Purchaser may from time to time purchase shares of common stock in order to continue to maintain an ownership interest of up to an aggregate of 52% of the Company's issued and outstanding common stock, provided that this limited exception is not available to the Purchaser if it transfers or otherwise disposes of more than 20% of its common stock to a person other than an affiliate of the Purchaser.

        Unless and until the Closing occurs, the Purchaser shall be subject to the terms of a standstill provision set forth in a confidentiality agreement dated May 27, 2014 between the Company and an affiliate of the Purchaser for a period of two years from such date. Upon the Closing, such provision will be superseded by the relevant provision in the Purchase Agreement, which is described above.

        Additional Corporate Governance Considerations.    Unless otherwise consented to by the Purchaser and the Special Committee of Continuing Directors, from the Closing through the 2017 Annual Meeting, the Company will:

  •
  use commercially reasonable efforts to remain in compliance with NYSE continued listing standards; provided that if the Company is unable to remain in compliance with such standards,

    the Company will use commercially reasonable efforts to cause its common stock to be listed or quoted on another national securities exchange reasonably acceptable to the Purchaser;

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  continue to file all reports with the SEC under Sections 13 and/or 15(d) of the Exchange Act, even if the Company is not subject to such reporting requirements;

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  continue to carry on its business as a manufacturer of solar panel encapsulant products in the ordinary course consistent with past practice; and

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  use commercially reasonable effort to preserve substantially intact its present business organization.

Compensation of the Board Members after the Closing

        In connection with the Transaction, the Compensation Committee of the Board of Directors recommended to the Board of Directors, and the Board of Directors approved with the consent of the Purchaser, a new compensation policy, effective upon the Closing. The new compensation policy will be applicable to all of the Company's independent directors. Directors who are employees of the Company or employees of or affiliated with the Purchaser or Zhenfa Energy will not receive compensation for their service as members of either our Board of Directors or any committee thereof. Mr. Yorgensen, as the Company's President and Chief Executive Officer, and Ms. Lin and Mr. Qu, as employees of the Purchaser and Zhenfa Energy, respectively, will not receive any compensation for their service on the Board of Directors or any committee thereof.

        Contingent upon the Closing, the compensation for all independent directors of the Company subsequent to the Closing shall be as follows:

  •
  a base annual retainer of $31,500 in shares of the Company's common stock issued quarterly, in arrears which shares vest immediately upon issuance and will be pro-rated for any partial quarter;

  •
  shares of our common stock having a fair market value of $27,000; the first such award to be made immediately following the payment of the Special Dividend, and thereafter issued annually following the Company's annual meeting of stockholders and vest upon the earlier of (i) in the case of (x) the first grant made following the Closing, the first anniversary of the Company's 2014 annual meeting of stockholders, and (y) subsequent grants, the first anniversary of the date of issuance or (ii) the day before the date of the next annual meeting of stockholders, assuming continued service by such director, pro-rated for any partial quarter;

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  an annual payment of $25,000 in cash to the chair of the Audit Committee of the Board of Directors; $12,500 in cash to the chair of each of the Compensation Committee of the Board of Directors and Nominating and Corporate Governance Committee of the Board of Directors; and $10,000 to each member of the Special Committee of Continuing Directors, each payable quarterly in arrears and pro-rated for any partial quarter;

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  a fee of $1,200 in cash for each meeting of the Board of Directors and any committee thereof attended (up to eight Board of Directors meetings and eight meetings of each committee per year); and

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  a one-time grant of an option to purchase 200,000 shares of the Company's common stock to be issued as soon as practicable at least two business days following the payment of the Special Dividend and, if approved, the effectiveness or abandonment of the Reverse Stock Split. If the Company effects a reverse stock split, each stock option will be proportionately reduced by the ratio of the reverse stock split. For more information on this grant, see "Interests of Company Executive Officers and Directors in the Transaction—Company Stock Options and Restricted Stock" beginning on page 61.

        The Company will also reimburse all directors for reasonable expenses incurred to attend meetings of the Board of Directors or any committee thereof.

Certain United States Federal Income Tax Consequences

        The following is a summary of certain United States federal income tax consequences of the Share Issuance and Special Dividend generally applicable to beneficial holders of common stock. This summary is based on the Code, the Treasury Regulations promulgated thereunder and judicial and administrative interpretations thereof, in effect as of the date hereof, and all of which are subject to change at any time, possibly with retroactive effect. Any such change could affect the tax consequences described herein. The Company will not update, and has no obligation to update, this summary after the date hereof. The Company will not seek an opinion from counsel or a ruling from the Internal Revenue Service, referred to as the IRS, with respect to the United States federal income tax consequences summarized herein and accordingly there can be no assurance that the IRS will not challenge the tax treatment of the Share Issuance and/or the Special Dividend, potentially with adverse tax consequences.

        This summary addresses the United States federal income tax consequences of certain "United States persons," within the meaning of Section 7701(a)(30) of the Code, who hold their shares of Company stock as capital assets and who are not subject to special treatment under United States federal income tax laws; this summary does not address the United States federal income tax consequences of persons subject to special treatment under United States federal income tax laws, including without limitation partners in partnerships that hold Company stock, trusts and estates, foreign persons, and tax-exempt entities. This summary does not discuss all tax considerations that may be relevant to Company stockholders in light of their particular circumstances. Moreover, this summary does not address any state, local or foreign tax consequences or any estate, gift or any non-income tax consequences.

        Effect of the Share Issuance.    The Company anticipates that there will be no gain or loss recognized by Company stockholders with respect to the Share Issuance.

        Receipt of the Special Dividend.    The Special Dividend, together with the Share Issuance, have been structured to be the economic equivalent of the Purchaser acquiring 51% of the Company's outstanding common stock from all of its stockholders, with an additional distribution to stockholders (other than the Purchaser) of approximately $0.03 per share in cash. Notwithstanding this economic equivalence, the Company expects to be bound by the form of the Special Dividend for United States federal income tax purposes. There can be no assurance that the IRS will not seek to challenge the Company's tax treatment of the Share Issuance and/or the Special Dividend, potentially with adverse tax consequences.

        The following summary assumes that the Special Dividend will be respected as a distribution made by the Company to its stockholders and will not be recharacterized by the IRS as a deemed sale of Company stock by the Company stockholders. Accordingly, the Company expects that the Special Dividend will be treated as a distribution made by a corporation to a stockholder with respect to its stock under Section 301 of the Code, and therefore, such distribution will be treated as a taxable dividend to the extent of the Company's current and accumulated earnings and profits. Any amount in excess of a Company stockholder's ratable share of earnings and profits should be treated first as a non-taxable return of capital to the extent of such stockholder's basis in such stockholder's Company stock, and, thereafter, as gain from the sale or exchange of such stockholder's Company stock. Such gain, if any, will generally be long-term capital gain if a Company stockholder has held the Company stock upon which such distribution is paid for more than one year. Long-term capital gains of individual Company stockholders generally qualify for favorable United States federal income tax rates (currently a maximum 20% rate, plus a 3.8% surtax on net investment income for certain taxpayers).

Based on the Company's preliminary analysis of the Company's current and accumulated earnings and profits, it is anticipated that the Special Dividend will be treated as a taxable dividend. The taxable dividends of individual Company stockholders should generally qualify for favorable United States federal income tax rates (currently a maximum 20% rate, plus a 3.8% surtax on net investment income for certain taxpayers) if the individual Company stockholder has held the Company stock for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. The taxable dividends of corporate Company stockholders are generally eligible for a dividends received deduction if the corporate Company stockholder has held the Company stock for more than 45 days during the 91-day period beginning on the date 45 days before the ex-dividend date.

        The Special Dividend may constitute an "extraordinary dividend" within the meaning of Section 1059 of the Code. An "extraordinary dividend" is generally a distribution taxable as a dividend that equals or exceeds a threshold percentage (i.e., 10% in the case of common stock) of the stockholder's tax basis in its common stock; certain dividends distributed with respect to any share of stock must be aggregated in computing the threshold percentage. If a dividend is an extraordinary dividend with respect to an individual Company stockholder, such individual stockholder will be required to treat any loss on the subsequent sale of such stockholder's Company stock as long-term capital loss to the extent of the extraordinary dividend. If a dividend is an "extraordinary dividend" with respect to a corporate Company stockholder who has not held the Company stock for more than two years before the "dividend announcement date," such corporate stockholder may be required to reduce its tax basis in the Company stock by the "nontaxed portion" of the dividend, which for this purpose means the amount of the dividends received deduction, and, if the "nontaxed portion" exceeds such corporate stockholder's tax basis in the stock, such excess shall be treated as gain from the sale of such Company stock.

        Information Reporting and Backup Withholding.    Payments of the Special Dividend generally will be subject to both backup withholding and information reporting unless the beneficial owner submits appropriate documentation as may be requested by the Company or its agents, such as a properly completed Form W-9 certifying that the beneficial owner is exempt from backup withholding, or the stockholder otherwise establishes an exemption. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against such Company stockholder's United States federal income tax liability provided the required information is furnished to the Internal Revenue Service.

        The preceding discussion of certain material United States federal income tax consequences is for general information only and is not tax advice to any particular Company stockholder. Accordingly, each Company stockholder should consult its tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Share Issuance and the Special Dividend.

Headquarters

        After the Closing, the Company will continue to have its headquarters, principal executive offices and research and development laboratory in Connecticut.

No Appraisal Rights

        The Company's stockholders are not entitled to appraisal rights under Delaware law in connection with the Transaction.

Accounting Treatment

        The Share Issuance will be accounted for by an increase in cash and corresponding increase in common stock and additional paid-in capital. Direct costs associated with the stock issuance will reduce additional paid-in capital. The Special Dividend will be accounted for as an increase to accumulated deficit. Direct costs associated with the Special Dividend will be expensed as incurred to reduce earnings and increase accumulated deficit.

 REGULATORY MATTERS

        Under the Purchase Agreement, each of the Company and the Purchaser has agreed to cooperate fully and use its commercially reasonable efforts to take all actions and to do all things necessary, proper or advisable to consummate and make effective the Transaction, including the Share Issuance, including promptly making all material filings and notices required by any federal, state, local, municipal, foreign, international, multinational government, or any other administrative order, constitution, law, ordinance, regulation, statute or treaty necessary for consummation of the Transaction, including the Share Issuance.

        A condition to the Company's and the Purchaser's respective obligations to consummate the Share Issuance is that the parties shall have received notice from The Committee on Foreign Investment in the United States, referred to as CFIUS, that there are no unresolved national security concerns with respect to the Transaction. Additionally, a condition to the Company's obligation to consummate the Share Issuance is that Zhenfa Energy shall have received certain approvals of the Chinese government required to perform its obligations under the Purchase Agreement, the Guarantee Agreement and the other agreements entered into in connection with the Transaction and to consummate the Share Issuance, referred to as the Chinese Government Approvals. The Purchaser has informed the Company that, as of the date of this proxy statement, all of the required Chinese Government Approvals have been obtained. For more information, see "The Purchase Agreement—Conditions to Completion of the Share Issuance" beginning on page 93.

CFIUS Clearance

        Pursuant to Section 721 of Title VII of the Defense Production Act of 1950, as amended, 50 U.S.C. app. § 2170 et seq., referred to as Section 721, and 31 C.F.R. Part 800, CFIUS may conduct a national security review or investigation of a transaction by or with a foreign person that could result in control of any person engaged in interstate commerce in the United States.

        Section 721 does not require the parties to a transaction to submit a joint notice to CFIUS in order to initiate a review, but Section 721 encourages parties to do so. CFIUS may also unilaterally review a transaction regardless of whether the parties have filed a notice voluntarily. Absent clearance by CFIUS, the President of the United States retains the statutory authority to suspend or prohibit a transaction whether or not it has been consummated, thereby potentially triggering a divestment or unwinding in certain cases. Section 721 establishes strict timeframes for CFIUS review, setting forth an initial 30-day review period. If potential national security issues presented by a transaction cannot be resolved within the initial 30-day review period, CFIUS will conduct a further 45-day investigation of the transaction. The 45-day investigation period is presumed to be necessary where the acquiring entity is controlled by a foreign government or where the transaction will result in control of critical U.S. infrastructure by a foreign person. At the end of its review/investigation process, CFIUS will either: (1) determine that there are no unresolved national security concerns with the transaction as proposed; (2) determine that the transaction involves national security concerns that must be mitigated in order for the transaction to proceed; or (3) refer a transaction to the President of the United States for action within a subsequent 15-day period. In total, the CFIUS review process should not take more than 90 days, although in extraordinary circumstances, the parties may withdraw a joint notice and resubmit it in order to provide CFIUS with additional time to negotiate a mitigation agreement. CFIUS may also reject a filing or restart the clock in the event that the parties do not provide timely responses to CFIUS information requests during a review or investigation.

        The Company and the Purchaser have decided that it is in their mutual best interest to submit a joint voluntary notice to CFIUS and obtain CFIUS clearance for the Transaction. Such notice was submitted on October 6, 2014. Nevertheless, the Company cannot provide assurances that there will not be an issue in the CFIUS process, that the parties will avoid an investigation subsequent to the 30-day review, or that CFIUS will ultimately clear the transaction with or without imposing mitigation or conditions.

Chinese Government Approvals

        The Purchaser's acquisition of the Purchased Shares at Closing is subject to receipt of certain approvals from the Chinese government under applicable Chinese legal requirements and their current interpretations. Consistent with the terms and conditions of the applicable transaction documents, Zhenfa Energy has advised us that it is diligently working with other members of the Zhenfa Group to obtain these consents, collectively referred to as the Chinese Government Approvals, which include the following:

  •
  approval from the Industry Bureaus of Chongqing New North Zone Administration Committee;

  •
  approval of the Foreign Investment Division of Chongqing Foreign Trade and Economic Relations Commission; and

  •
  authorization from the Chongqing Administration of Foreign Exchange which is evidenced by a receipt of a Business Registration Certification.

        As noted above, the Purchaser has informed the Company that, as of the date of this proxy statement, all of the required Chinese Government Approvals have been obtained.

 THE COMPANIES

STR Holdings, Inc.

        The Company and its subsidiaries are providers of encapsulants to the photovoltaic module industry. We commenced operations in 1944 as a plastics and industrial materials research and development company. Based upon our expertise in polymer science, we evolved into a global provider of encapsulants to the solar industry. Encapsulant is a critical component used to protect and hold solar modules together.

        We were the first to develop ethylene-vinyl acetate based encapsulants for use in commercial solar module manufacturing. Over time, we have expanded our solar encapsulant business by investing in research and development and global production capacity.

        As of and for the six months ended June 30, 2014, the Company had total assets of $94.1 million, net sales of $20.6 million, total liabilities of $14.4 million, and total stockholders' equity of $79.6 million. Our common stock is listed on the New York Stock Exchange under the symbol "STRI."

        The Company's principal executive offices are located at 18 Craftsman Street, East Windsor, Connecticut 06088.

        This proxy statement incorporates important business and financial information about the Company from other documents that are not included in or delivered with this proxy statement. For a list of the documents incorporated by reference in this proxy statement, see "Where You Can Find More Information" beginning on page 118.

Zhen Fa New Energy (U.S.) Co., Ltd. and its Affiliates (including Zhenfa Energy Group Co. Ltd.)

        The Purchaser is a Nevada entity with its principal place of business in Arizona, which was formed in 2013 as part of the Zhenfa Group's expansion of its engineering, procurement, and construction business globally. While the Purchaser has been researching potential solar projects in the United States in which to invest, it has not completed any investments or begun any projects in the U.S. to date. The Purchaser is an indirect wholly owned subsidiary of Jiangsu Zhenfa, which is 98%-owned by its Chairman, Zha Zhengfa, who is a Chinese national. Jiangsu Zhenfa and its subsidiaries are not controlled by any Chinese governmental entity. Jiangsu Zhenfa is the parent company of approximately 60 entities, mostly within China and including subsidiaries in North America, Australia, Japan, Singapore, Turkey, Zimbabwe and Dubai; which, along with Jiangsu Zhenfa are referred to as the Zhenfa Group.

        Zhenfa Energy is a leading solar systems integrator, engineering, procurement, and construction business company and solar power station owner-operator within China. At the end of 2013, the Zhenfa Group had developed and installed approximately two gigawatts of solar power in China, including unique utility scale solar projects in which solar arrays are constructed and utilized in conjunction with fisheries in intertidal zones and agricultural projects in desertification areas. The Zhenfa Group holds Chinese patents in a self-adaptive sun tracking system for solar arrays that increases the efficiency of solar projects by up to 25% over fixed tracking systems, and in 2013 won a bid to construct a 13 megawatt ground mounted solar project in Canberra, Australia. Zhenfa Energy has commenced the initial phase of the project, but construction has yet to begin.

THE PURCHASE AGREEMENT

        The summary of the material terms of the Purchase Agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the Purchase Agreement, a copy of which, along with any exhibits relating thereto, is attached to this proxy statement as Annex A and which we incorporate by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the Purchase Agreement that is important to you. We encourage you to read the Purchase Agreement carefully and in its entirety.

        The Purchase Agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about the Company, the Purchaser or Zhenfa Energy. Such information can be found elsewhere in this proxy statement and in the other public filings the Company makes with the SEC, which are available without charge at www.sec.gov. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Purchaser, Zhenfa Energy or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Purchase Agreement, and subsequent developments or new information qualifying a representation or warranty may have been included in or incorporated by reference into this proxy statement.

        For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone or relied upon as characterizations of the actual state of facts or condition of the Company, the Purchaser, Zhenfa Energy or any of their respective subsidiaries or affiliates. Instead, such provisions or descriptions should be read only in conjunction with the other information provided elsewhere in this proxy statement or incorporated by reference into this proxy statement.

 The Share Issuance and Payment of the Purchase Price

        Subject to the terms and conditions of the Purchase Agreement, at the Closing, the Company will issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, an aggregate of 27,632,130 shares of the Company's authorized but unissued common stock for an aggregate purchase price of $21,663,590, or $0.784 per share.

        In connection with the execution of the Purchase Agreement, the Purchaser paid to the Company a deposit of $3,200,000. Prior to entering into the Purchase Agreement, the Purchaser previously paid to the Company $200,000 in connection with the continued negotiation of the Purchase Agreement. Upon the Closing, the Deposit and the Prior Payment will be credited against the Purchase Price.

        The Deposit, plus any accrued interest, and the Prior Payment, without any accrued interest, will be refundable to the Purchaser for any termination event or failure to consummate the Transaction other than as a result of a material inaccuracy in or breach of, or any failure to perform or comply with a representation, warranty, covenant, obligation or other provision of the Purchaser of the Purchase Agreement and/or by Zhenfa Energy of the Guarantee Agreement, in which case such amounts will be retained by the Company. If the Company fails to pay such amounts to the Purchaser when due in accordance with the terms of the Purchase Agreement, the Company shall pay to the Purchaser interest on such overdue amount, for a period commencing as of the date such overdue amount was originally required to be paid and ending on the date when such amount is paid to the Purchaser in full, at a rate per annum equal to six percent.

Closing of Share Issuance

        Unless otherwise agreed to by the parties to the Purchase Agreement, the parties are required to close the Share Issuance no later than the tenth business day after the satisfaction or waiver of the conditions to the Closing; provided that if the satisfaction or waiver of the conditions to the Closing occur less than ten business days prior to January 31, 2015, or such later date as the parties may mutually agree upon, the Closing shall be no later than January 31, 2015, or such later date as the parties may mutually agree. For more information, see "—Conditions to Completion of the Share Issuance" beginning on page 93.

Representations and Warranties

        In the Purchase Agreement, the Company has made representations and warranties to the Purchaser relating to, among other things:

  •
  due incorporation, good standing and qualification of the Company and its subsidiaries;

  •
  ownership of subsidiaries;

  •
  corporate authority to enter into the Purchase Agreement and consummate the transactions contemplated thereby;

  •
  capitalization;

  •
  absence of conflicts with the Company's organizational documents, laws, judgments, rules, regulations, orders, or certain contracts to which the Company is a party as a result of the Transaction or the creation of any liens as a result of the Transaction;

  •
  required regulatory filings, consents and approvals of governmental entities;

  •
  the absence of certain legal proceedings;

  •
  material contracts;

  •
  compliance with laws, regulations and court orders and permits;

  •
  environmental matters;

  •
  insurance matters;

  •
  interests of officers and directors;

  •
  the absence of certain specified payments, including, but not limited to, unlawful contributions to political activities and foreign or domestic government officials or employees;

  •
  internal controls and procedures of the Company;

  •
  accuracy and sufficiency of financial statements contained in or incorporated by reference in documents filed with the SEC and conformity of the financial statements with applicable accounting requirements and that the financial statements fairly present, in all material respects, the consolidated financial position of the Company;

  •
  solvency of the Company;

  •
  real property matters;

  •
  intellectual property matters;

  •
  the absence of undisclosed liabilities;

  •
  taxes;

  •
  employee benefit plans and labor and employment matters;

  •
  since March 31, 2014, the absence of any material adverse change or development;

  •
  the accuracy and sufficiency of documents filed with the SEC;

  •
  investment company matters;

  •
  inapplicability of takeover laws;

  •
  the accuracy of the information supplied by the Company for inclusion in this proxy statement;

  •
  the absence of any obligation to pay brokers' or other similar fees, except as otherwise disclosed; and

  •
  transactions with affiliates.

        In the Purchase Agreement, the Purchaser made representations and warranties relating to, among other things:

  •
  the sophistication of the Purchaser as it relates to making informed decisions to purchase the Purchased Shares and the ability of the Purchaser to bear the risk of such investment;

  •
  the acquisition of the Purchased Shares for investment only;

  •
  the valid existence and good standing of the Purchaser;

  •
  the corporate authority to enter into the Purchase Agreement and consummate the transactions contemplated thereby;

  •
  absence of conflicts with the Purchaser's organizational documents, laws, judgments, rules, regulations, or orders, as a result of the Transaction;

  •
  required regulatory filings, consents and approvals of governmental entities;

  •
  the Purchaser's ownership of common stock;

  •
  the absence of any obligation to pay brokers' or other similar fees;

  •
  the accuracy of the information supplied by the Purchaser for inclusion in this proxy statement;

  •
  the absence of certain legal proceedings; and

  •
  the availability of funds necessary to pay the Purchase Price.

        Significant portions of the representations and warranties of the Company, and to a lesser extent the Purchaser, are qualified as to "materiality" or "material adverse effect." For the purposes of the Purchase Agreement, a material adverse effect means, when used in connection with the Company, any event, state of facts, circumstance, development, change, effect or occurrence that is or would reasonably be expected to be, individually or in the aggregate, materially adverse to (i) the business, condition (financial or otherwise), assets, or results of operations of the Company and its subsidiaries taken as a whole, or (ii) the ability of the Company to consummate the Transaction or to perform any of its obligations under the Purchase Agreement, other than in the case of clause (i) or (ii) above, any event, state of facts, circumstances, development, change, effect or occurrence resulting from:

  (a)
  changes in general economic, regulatory or political conditions or in the securities, credit or financial markets in general;

  (b)
  general changes or developments in the business in which the Company and its subsidiaries operate, including any changes in applicable legal requirements affecting such business;

  (c)
  the negotiation, execution, announcement, existence or performance of the Purchase Agreement or the Transaction, including (i) any fees or expenses incurred in connection therewith, and (ii) the impact of the foregoing on relationships with customers, suppliers, employees and regulators;

  (d)
  the identity of Purchaser or any of its affiliates as the purchaser of the Purchased Shares;

  (e)
  compliance with the terms of, or the taking of any action expressly required to be taken by the Company pursuant to the Purchase Agreement or expressly consented to by the Purchaser after the date of the Purchase Agreement;

  (f)
  any acts of terrorism or war or any natural disaster or weather-related event;

  (g)
  changes in GAAP, or the interpretation thereof;

  (h)
  changes in the price or trading volume of our common stock (provided that this clause (h) shall not be construed as providing that the change, event, circumstance, development, occurrence or state of facts giving rise to such change in price or trading volume does not constitute or contribute to a material adverse effect on the Company);

  (i)
  any failure to meet internal or published projections, forecasts or revenue or earning predictions or any downward revisions for any period (provided that this clause (i) shall not be construed as providing that the change, event, circumstance, development, occurrence or state of facts giving rise to such failure does not constitute or contribute to a material adverse effect on the Company); or

  (j)
  any action, suit, investigation or proceeding made, brought or threatened by any holder of capital stock of the Company, on the holder's own behalf or on behalf of the Company on a derivative basis (other than any actions, suits, investigations or proceedings made, brought or threatened by any of the Company's officers or directors), arising out of or related to any of the transactions contemplated hereby, including those transactions contemplated by the Purchase Agreement;

except, in the case of the foregoing clause (a), (b) or (f), to the extent such changes or developments referred to therein would reasonably be expected to have a materially disproportionate negative impact on the Company and its subsidiaries, taken as a whole, compared to other comparable participants in the Company's industries.

Conduct of Business by the Company Prior to the Closing

        The Company has agreed that until the Closing, except as expressly contemplated or permitted by the Purchase Agreement or with the prior written consent of Purchaser (which consent may not be unreasonably withheld, conditioned or delayed), the Company and its subsidiaries will conduct business in the ordinary course consistent with past practice and use commercially reasonable efforts to preserve substantially intact its current business organization and capital structure, keep available the services of its current officers and employees and maintain its relationships with its suppliers, customers, landlords, creditors, licensors, licensees, employees and others having business dealings with them. The Company has further agreed generally to not take, and to not permit its subsidiaries to take, the following actions (subject in each case to the exceptions provided in the Purchase Agreement) prior to the Closing without the prior written consent of the Purchaser (which consent may not be unreasonably withheld, delayed or conditioned):

  •
  declare, set aside or pay any dividends on, or make any other distributions in respect of, any capital stock (other than the Special Dividend);

  •
  split, combine, or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock;

  •
  purchase, redeem or otherwise acquire any shares of capital stock of the Company or its subsidiaries or any other securities thereof or any rights, warrants, calls or options to acquire any shares or other securities;

  •
  take any action that would result in any change of any term of any debt security of the Company or any of its subsidiaries;

  •
  issue, deliver, sell, pledge or otherwise encumber any shares of its capital stock, any other equity or voting interests, any securities convertible into or exchangeable for, or any options, warrants, calls or rights to acquire or receive, any such shares, interests or securities or any phantom stock awards, stock appreciation rights or other rights that are linked in any way to the price of the common stock or the value of the Company or any part thereof;

  •
  amend the Company's organizational documents or other comparable charter or organizational documents or effect or become party to a merger, consolidation, share exchange, business combination, recapitalization or other similar transaction;

  •
  acquire by merger or consolidation, or by purchasing all or a substantial portion of the assets, or by purchasing all or a substantial equity or voting interest in, or by any other manner, all or substantial portion of any business or any entity or division thereof;

  •
  other than in the ordinary course of business consistent with past practice, acquire any material assets or license agreements thereof, or make any capital expenditures or incur any obligations or liabilities in connection therewith, except pursuant to existing contracts or that, in the aggregate, would not exceed $500,000 per fiscal year;

  •
  except in the ordinary course of business consistent with past practice, enter into, amend or terminate any material lease or sublease of real property or fail to exercise any right to renew any material lease or sublease of real property;

  •
  sell, grant a license in, or otherwise subject to any encumbrance or otherwise dispose of any of its material properties or assets, other than the sale of inventory and the granting of nonexclusive licenses in the ordinary course of business consistent with past practice;

  •
  repurchase, prepay or incur any indebtedness or guarantee any indebtedness of another person or issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Company or any of its subsidiaries, guarantee any debt securities of another person, enter into any "keep well" or other arrangement to maintain the financial condition of another person or entity, or enter into any arrangement having the economic effect of any of the foregoing;

  •
  make any loans, advances or capital contributions to, or investments in, any other person or entity, other than the Company or any direct or indirect wholly owned subsidiary;

  •
  waive, release, assign, pay, discharge, settle or satisfy any material claims or legal proceedings, including claims of stockholders or any stockholder litigation related to the Purchase Agreement or the Transaction or otherwise, other than those that (A) involve the payment of monetary damages equal to or less than the amount specifically reserved, if any, on the consolidated balance sheet of the Company as of December 31, 2013, (B) do not exceed $250,000 individually or in the aggregate or (C) if involve a non-monetary outcome, will not have a material effect on the continuing operations of the Company;

  •
  enter into any material contract, (A) except in the ordinary course of business consistent with past practice or to the extent automatically renewed or extended, (B) if consummation of the Transaction or compliance by the Company with the provisions of the Purchase Agreement will conflict with, or result in any violation or breach of, or default under, or give rise to a right of, or result in, termination, cancellation or acceleration or any obligation or to a loss of a material benefit under, or result in the creation of any encumbrance in or upon any properties or assets of the Company or any of its subsidiaries under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of such contract, or (C) that in any way purports to restrict the business activity of the Company or its subsidiaries or any of their affiliates or to limit the freedom of the Company or any of its subsidiaries or any of their affiliates to engage in any line of business or compete with any person or entity or in any geographic area;

  •
  amend, modify, change or terminate any material contract to which the Company or any of its subsidiaries is a party, or waive, release or assign any rights or claims thereunder, in each case other than in the ordinary course of business;

  •
  except as required by applicable law, adopt or enter into any collective bargaining agreement or other labor union contract applicable to the employees of the Company or any of its subsidiaries;

  •
  hire any new employee for a new position with an annual base salary in excess of $200,000, or engage any independent contractor whose engagement may not be terminated by the Company without penalty on 30 days' notice or less;

  •
  increase in any manner the compensation or benefits, or pay any bonus to, any executive officer or director of the Company or its subsidiaries;

  •
  increase in any manner the compensation or benefits, or pay any bonus to, any other employee, officer or independent contractor of the Company or its subsidiaries, except for such increases or bonuses that are paid to non-executive officers in the ordinary course of business consistent with past practice or to the extent required under any existing Company benefit plan or any contract or by applicable law;

  •
  except as required to comply with applicable law or any contract or Company benefit plan in effect on the date of the Purchase Agreement, (A) pay to any employee, officer, director or independent contractor of the Company or any subsidiary any benefit not provided for under any contract or Company benefit plan in effect on the date of the Purchase Agreement, (B) grant any awards under any Company benefit plan other than those disclosed to the Purchaser on the date of the Purchase Agreement, (C) take any action to fund any future payment of, or in any other way secure the payment of, compensation or benefits under any contract or Company benefit plan, (D) take any action to accelerate vesting or payment of any compensation or benefit under any contract or Company benefit Plan, (E) adopt, enter into or amend any Company benefit plan, or (F) make any material determination under any Company benefit plan that is not in the ordinary course of business consistent with past practice;

  •
  (A) fail to accrue a reserve in its books and records and financial statements in accordance with past practice for taxes payable by the Company or its subsidiaries, (B) settle or compromise any material legal proceeding relating to any tax for an amount that is greater than the reserve for such tax liability that is reflected in the financial statements of the Company or (C) make, change or revoke any material tax election;

  •
  change its fiscal year, revalue any of its material assets or make any material changes in financial or tax accounting methods, principles or practices, except as required by GAAP or other applicable legal requirements;

  •
  keep in full force all material insurance policies; or

  •
  authorize any of, or commit, resolve or agree to take any of, the foregoing actions.

Proxy Statement, Stockholder Meeting and Board Recommendation

        Within 120 days of the date of the Purchase Agreement (provided that such date may be extended if such extension is required in connection the receipt of, and response to SEC comments in connection with this proxy statement), the Company shall duly call and hold a Special Meeting of our stockholders for the purpose of obtaining their approval of the Share Issuance, the Reverse Stock Split Charter Amendment and any of the transactions contemplated by the Purchase Agreement that the stockholders are required to approve under applicable law or the Company's organizational documents. Subject to the right of our Board of Directors to effect a change in its recommendation (described in the section of this proxy statement entitled "—No Solicitation of Transactions; Change in Recommendation" beginning on page 83), we are obligated to include in this proxy statement the recommendation of our Board of Directors that our stockholders vote in favor of the Share Issuance proposal, the Reverse Stock Split Charter Amendment proposal and any other of the transactions contemplated by the Purchase Agreement that the stockholders are required to approve under applicable law or the Company's organizational documents, referred to as the Board Recommendation. Our Board of Directors is also responsible for ensuring that the Special Meeting is called, noticed, convened and held, and that all proxies solicited in connection with the Special Meeting are solicited in compliance with applicable law.

        After careful consideration and following the unanimous recommendation of the Board of Directors, our Board of Directors unanimously (i) determined that it is in the best interests of the Company and its stockholders for the Company to enter into the Purchase Agreement, (ii) declared it advisable for the Company to enter into the Purchase Agreement, (iii) approved the execution, delivery and performance by the Company of its obligations under the Purchase Agreement and the consummation of the Transaction, including the Share Issuance, and (iv) resolved to recommend that the stockholders of the Company approve the Share Issuance and the Reverse Stock Split Charter Amendment, and directed that such matter be submitted for consideration of the stockholders of the Company at the Special Meeting. Our Board of Directors unanimously recommends that the Company's stockholders vote "FOR" the approval of the Share Issuance proposal and "FOR" the approval of the Reverse Stock Split Reverse Stock Split Charter Amendment proposal.

 No Solicitation of Transactions; Change in Recommendation

        The Company has agreed that neither it nor its subsidiaries nor any of their respective officers, directors, employees, managers, agents, attorneys, accountants, advisors or representatives will, subject to certain exceptions:

  •
  solicit, initiate or knowingly encourage, induce or facilitate or take any other action designed to facilitate the submission of any inquiries, proposals or offers that constitute or that would reasonably be expected to lead to any acquisition proposal (as defined herein);

  •
  engage in any discussion or negotiations with, furnish any nonpublic information regarding the Company or any of its subsidiaries to, or otherwise cooperate with, any individual or entity in connection or in response to an acquisition proposal or an inquiry or indication of interest that would reasonably be expected to lead to an acquisition proposal;

  •
  release any individual or entity from, or waiver or permit to waive any provision of, any confidentiality, standstill or similar agreement with the Company or any of its subsidiaries;

  •
  approve, endorse or recommend any acquisition proposal; or

  •
  enter into any letter of intent or similar document or any contract contemplating or otherwise relating to any acquisition transaction (as defined herein).

        Notwithstanding anything described herein to the contrary, the Company is not prohibited from:

  •
  complying with Rule 14d-9 or Rule 14e-2(a) of the Exchange Act;

  •
  furnishing nonpublic information regarding the Company and its subsidiaries to a third party, pursuant to a customary and acceptable confidentiality agreement, or participate in discussions or negotiations with any third party in response to such party's bona fide written, unsolicited acquisition proposal, after the Board of Directors determines in good faith, after consultation with its outside legal counsel and financial advisors, that the relevant acquisition proposal constitutes, or would reasonably be expected to lead to, a superior proposal, but in each case only if:

  •
  the approval of the Company's stockholders with respect to the proposals relating to the Transaction have not yet been obtained;

  •
  as promptly as reasonably practicable (but in no event later than 24 hours), the Company provides to the Purchaser such nonpublic information it provided to such third party to the extent not previously provided to the Purchaser;

  •
  the Board of Directors of the Company determines in good faith, after consultation with its outside legal counsel and financial advisors, that the failure to take such action with respect to such acquisition proposal would be inconsistent with its fiduciary duties to the Company's stockholders under applicable law;

  •
  the Company is in compliance with the provisions regarding other proposals in the Purchase Agreement; and

  •
  the Company has furnished notice to the Purchaser in accordance with the terms of the Purchase Agreement.

        In the cases described above, the Company is required to notify the Purchase promptly (but in no event later than 24 hours) after receipt by the Company or any of its representatives of an acquisition proposal or a request for nonpublic information or for access to the business, properties, assets, books or records of the Company or any of its subsidiaries in connection with an acquisition proposal. The Company is also required to keep the Purchaser reasonably informed, on a current basis, of the status and details of any such acquisition proposal, indication or request and promptly (but in no event later than 24 hours) provide the Purchaser with copies of all written correspondence or communications sent or provided to or by the Company and its representatives in connection with any acquisition proposal.

        Notwithstanding the restrictions described above, the Company may waive the terms of a standstill agreement in effect as of the date of the Purchase Agreement if, and only if, the terms of such standstill agreement require the Company to invite the counterpart to submit an acquisition proposal, and if the other party to such standstill agreement expressly requests such waiver. The Company shall only grant such waiver to the extent necessary to enable such other party to submit a bona fide written, unsolicited acquisition proposal, and otherwise to enable the Company to take any other actions expressly permitted to be taken by the Company as described herein following the submission of a bona fide written, unsolicited acquisition proposal as if such standstill agreement were not in effect.

        Additionally, under the Purchase Agreement, the Company agreed that its Board of Directors, or any committee thereof, will not:

  •
  withdraw or modify, or adopt or propose a resolution to withdraw or modify, the Board Recommendation in a manner adverse to the Purchaser, or take any other action that is or becomes publicly disclosed and which can be reasonably interpreted to indicate that the Board of Directors or any committee thereof does not support the Purchase Agreement or does not believe that the Purchase Agreement and the Transaction, including the Share Issuance, are in the best interests of its stockholders;

  •
  fail to reaffirm, without qualification, its Board Recommendation, or fail to state publicly, without qualification, that the Purchase Agreement and the Transaction are in the best interests of the Company's stockholders within five business days following a request by the Purchaser;

  •
  fail to announce publicly that the Board of Directors recommends rejection of a tender or exchange offer relating to the securities of the Company within 10 business days after such tender or exchange offer commences;

  •
  fail to issue a press release announcing its opposition to an acquisition proposal within 10 business days after such acquisition proposal is publicly announced;

  •
  approve, endorse or recommend any other acquisition proposal; or

  •
  resolve or propose to take any of the foregoing action set forth above (and each of the foregoing actions described above, referred to as a Change in Recommendation).

        Notwithstanding the restrictions described above, prior to the approval of the required proposals set forth herein by our stockholders, our Board of Directors may effect a Change in Recommendation if the Board of Directors determines in good faith, after obtaining and taking into account the advice of an independent financial advisor and advice of outside legal counsel, that an unsolicited, bona fide written acquisition proposal that the Company received and was not withdrawn (that did not result from a breach of the Purchase Agreement or any confidentiality or standstill agreement to which the Company or any subsidiary is bound) constitutes, or would reasonably be expected to lead to, a superior proposal. At least five business days prior to any meeting of the Board of Directors at which the Board of Directors will consider and determine whether such acquisition proposal constitutes a superior proposal, the Company must provide the Purchaser with a written notice of such meeting, the reasons for such meeting, the terms and conditions of the offer that is the basis for any potential action by the Board of Directors (including a copy of any draft definitive agreement reflecting such offer). Once the Board of Directors determines that the acquisition proposal is a superior proposal, the Board of Directors shall not, within the five business days following notice to the Purchaser of such determination, make a Change in Recommendation. During the five business days after the Purchaser's receipt of such notice, at the request of the Purchaser, the Company must cooperate and negotiate in good faith with the Purchaser to make any amendments to the terms and conditions of the Purchase Agreement in such a manner that the offer that was determined to constitute a superior proposal no longer constitutes a superior proposal. At the end of the five business day period, if such offer has not been withdrawn and continues to constitute a superior proposal, after taking into account any such changes to the terms of the Purchase Agreement as may have been proposed by the Purchaser during that period, the Board of Directors must again determine in good faith, after obtaining and taking into account the advice of outside legal counsel, that, in light of such superior proposal, a Change in Recommendation is required in order for the Board of Directors to comply with its fiduciary obligations to the Company's stockholders under applicable law.

        In the event of revisions to the superior proposal, the Company must provide a new notice of such superior proposal to the Purchaser, and the provisions set forth above shall apply to revision.

        In addition, prior to the approval of the required proposals set forth herein by our stockholders, if an intervening event (as defined herein) occurs, then at least five business days prior to any meeting of the Board of Directors at which the Board of Directors will consider and determine whether such intervening event requires there to occur a Change in Recommendation, the Company will provide to the Purchaser a written notice of such meeting and the reasons for holding such meeting. During the five business days following such notice, at the request of the Purchaser, the Company must cooperate and negotiate in good faith with the Purchaser to make any amendments to the terms and conditions of the Purchase Agreement in such a manner that obviates the need for a Change in Recommendation to occur as a result of the intervening event. At the end of the five business day period, the Board of Directors must again determine in good faith, after obtaining and taking into account the advice of outside legal counsel, that, in light of such intervening event, a Change in Recommendation is required in order for the Board of Directors to comply with its fiduciary obligations to the Company's stockholders under applicable law.

        The term "acquisition proposal" means any unsolicited, bona fide written offer, proposal, inquiry, or indication of interest (other than an offer, proposal, inquiry, or indication of interest by the Purchaser or its affiliates) contemplating or otherwise relating to any acquisition transaction.

        The term "acquisition transaction" means any transaction or series of transactions involving: (a) any merger, consolidation, share exchange, business combination, issuance of securities, acquisition of securities, tender offer, exchange offer, or other similar transaction (i) in which the Company or any of its subsidiaries is a constituent corporation, (ii) in which an entity, individual or "group" (as defined in the Exchange Act and the rules promulgated thereunder) of entities or individuals directly or indirectly acquires beneficial or record ownership of securities representing more than 15% of the outstanding securities of any class of voting securities of the Company or any of its subsidiaries, or (iii) in which the Company or any of its subsidiaries issues or sells securities representing more than 15% of the outstanding securities of any class of voting securities of the Company or any of its subsidiaries, or (b) any sale (other than sales of inventory in the ordinary course of business), lease (other than in the ordinary course of business), exchange, transfer (other than sales of inventory in the ordinary course of business), license (other than nonexclusive licenses in the ordinary course of business), acquisition, or disposition of any business or businesses or assets that constitute or account for 15% or more of the consolidated net revenues, net income, or assets of the Company and its subsidiaries, taken as a whole (other than in connection with a liquidation or winding up of the business of the Company and its subsidiaries).

        The term "intervening event" means a material development or change in circumstances occurring or arising after the date of the Purchase Agreement that was neither known to the Company or any of its subsidiaries or any of their representatives nor reasonably foreseeable to the Company or any of its subsidiaries or any of their representatives as of the date of the Purchase Agreement.

        The Company has agreed to immediately cease and cause to be terminated any existing discussions with any entity or individual that relate to any acquisition proposal, and to request that any such individual or entity, or its agents and advisors, in possession of confidential information about the Company or its subsidiaries that was previously furnished on behalf of the Company or its subsidiaries to return or destroy such confidential information.

Efforts to Consummate the Transaction

        Subject to the terms and conditions of the Purchase Agreement, the Company and the Purchaser have each agreed to use their respective commercially reasonable efforts to:

  •
  take, or cause to be taken, all actions and to do all things necessary, proper or advisable in order to consummate and make effective the Transaction; and

  •
  to take all steps necessary to secure as promptly as practicable a conclusion from CFIUS that there are no unresolved national security concerns with respect to the Transaction.

        In addition, the Purchaser will use its commercially reasonable effort to take all action and to do all things necessary and proper, or advisable, in order to secure and maintain the Chinese Government Approvals required for the Purchaser to perform the Purchase Agreement and the other agreements in connection therewith and to consummate the Transaction. The Company has agreed to use commercially reasonable efforts to secure as soon as practicable any necessary approvals and consents of third parties for the consummation of the Transaction.

Directors' and Officers' Indemnification and Insurance

        The parties have agreed that the Company will provide for the continued indemnification (including advancement of expenses) of the current and former directors or officers of the Company and its subsidiaries, which we refer to collectively as the D&O Indemnified Parties, following the Closing for acts and omissions occurring prior to the Closing to the fullest extent permitted by applicable law, and, for a period of six years after the Closing, to assume all obligations of the Company and its subsidiaries to the D&O Indemnified Parties in respect of indemnification and exculpation from liabilities for acts and omissions occurring prior to the Closing as provided in the organizational and governing documents and any indemnification agreement of the Company and its subsidiaries. In addition, the Company has agreed to maintain in effect for six years after the Closing provisions in its certificate of incorporation and bylaws with respect to indemnification and advancement of expenses that are at least as favorable to the D&O Indemnified Parties as those contained in the certificate of incorporation and bylaws of the Company as currently in effect, which provisions shall not be amended, repealed or modified in any manner that would adversely affect the rights of the D&O Indemnified Parties thereunder, and to advance any expenses of any D&O Indemnified Party in connection with the foregoing to the fullest extent permitted under applicable law.

        For six years after the Closing, the Company will maintain for the benefit of the D&O Indemnified Parties, an insurance policy with respect to directors' and officers' liability insurance on terms and conditions no less favorable than those of the Company's directors' and officers' liability insurance policy as in effect on August 11, 2014. However, the Company shall not be required to pay an aggregate premium for such insurance policy in excess of 200% of the annual premium paid by Company for the last full fiscal year for such insurance. If the Company cannot obtain the insurance described previously for an amount less than or equal to 200% of the annual premium paid by the Company for the last full fiscal year for such insurance, the Company shall be required to obtain as much comparable insurance as possible for an annual premium equal to 200% of such annual premium paid. The surviving corporation's obligation to maintain such insurance policy may be satisfied by the Company purchasing a prepaid six year "tail" policy that contains terms and conditions no less favorable than those of Company's directors' and officers' liability insurance policy as in effect on August 11, 2014.

Indemnification of Purchaser

        All covenants, agreements, representations and warranties made by the parties in the Purchase Agreement will survive for a period of 12 months following the Closing Date.

        From and after the Closing Date, and subject to the terms, conditions and limitations set forth in the Purchase Agreement, the Company will indemnify, hold harmless and defend the Purchaser and its officers, directors and affiliates, referred to collectively as the Purchaser Indemnified Parties, against any adverse consequences (as defined herein) resulting from or arising out of a breach of the Company's representation or warranties (as of the date made or as of the Closing Date, as applicable) or covenants contained in the Purchase Agreement.

        The Company will not, however, be liable for any adverse consequences unless and until the aggregate amount of adverse consequences exceed $1.0 million. In this case, the Purchaser Indemnified Parties will be entitled to indemnification for all losses incurred by them that are in excess of this amount, subject to a limit on our maximum aggregate liability of $4.0 million, other than for claims for or based on willful material misconduct or intentional fraud by the Company.

        The indemnification discussed herein is the sole and exclusive remedy of the Purchaser Indemnified Parties.

        The term "adverse consequences" means all damages, costs, obligations, liabilities, losses, expenses and fees, including court costs and reasonable attorneys' fees and expenses, but does not include punitive, incidental, consequential and special damage, (subject to certain exceptions).

Employee Matters

        The Purchase Agreement contains covenants relating to certain employee matters. Under these covenants, the Company has agreed, among other things, to:

  •
  for a period of one year following the Closing Date, provide individuals who were employed by the Company or any subsidiary immediately prior to the Closing Date with compensation and benefits that are no less favorable in the aggregate as those provided under the Company benefit plan in effect at the Closing, subject to certain adjustments as determined by the Company from time to time;

  •
  continue to maintain and administer all Company benefit plans in accordance with their terms as in effect immediately prior to the Closing Date in accordance with their terms as in effect immediately prior to the Closing Date, subject to any amendment or termination that may be permitted by the Company benefit plan, applicable law or the Purchase Agreement; and

  •
  for a period of one year following the Closing Date, the Purchaser will cause the Company to pay to any Company employee as of the Closing Date severance benefits no less favorable than those that would have been provided to such employee under the Company's severance policy as in effect immediately prior to the Closing Date.

The Voting Agreements

        The following is a summary of the material terms and conditions of the Voting Agreements. This summary may not contain all the information about the Voting Agreements that is important to you and is qualified in its entirety by reference to the Voting Agreements attached as Exhibit D to the Purchase Agreement and incorporated by reference into this proxy statement. You are encouraged to read the Voting Agreements in their entirety.

        Concurrently with the execution of the Purchase Agreement, the Purchaser entered into voting agreements, referred to as Voting Agreements, with each of Robert S. Yorgensen, Alan N. Forman, Joseph C. Radziewicz, Dennis L. Jilot, Andrew M. Leitch, Robert M. Chiste, John A. Janitz, and Bryant M. Riley, each of whom, except for Mr. Riley, is referred to as a Securityholder, and with certain entities controlled by Mr. Riley, which are referred to as the Riley Entities. Mr. Riley and the Riley Entities are referred to collectively as the Riley Securityholders.

        In the Voting Agreements, the Securityholders and the Riley Securityholders agreed to vote, subject to certain exceptions, including, but not limited to, a Change in Recommendation, all of their shares of common stock:

  •
  in favor of all proposals submitted by the Company regarding the Transaction;

  •
  against any other acquisition proposal;

  •
  against any action, proposal, transaction or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Purchase Agreement; and

  •
  against any other action, proposal, transaction or agreement that would compete with or serve to interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Transaction.

        Under the Voting Agreements, each of the Securityholders and the Riley Securityholders agreed not to take any action that the Company is prohibited from taking pursuant to the non-solicitation and Board of Director recommendation provisions of the Purchase Agreement. For more information on these provisions, see "—No Solicitation of Transactions; Change in Recommendation" beginning on page 83.

        Each Securityholder and Riley Securityholder executing the Voting Agreement executed such agreements only in their capacity as an owner of our common stock. Nothing in the Voting Agreements limits or affects any actions taken by such person in his capacity as a director or officer of the Company, if applicable, to the extent the Voting Agreement could be construed to restrict the exercise by such party of his fiduciary duties in such capacity.

        In addition, except under limited circumstances, the Securityholders also agreed to not sell, transfer, pledge, assign or otherwise dispose of his shares of our common stock while the Voting Agreement is in effect. The Riley Securityholders are not subject to any transfer restrictions.

        The Voting Agreement terminates immediately upon the earlier of (i) the termination of the Purchase Agreement in accordance with its terms, (ii) the receipt of a termination notice from Purchaser, (iii) January 31, 2014, (iv) the Closing Date or (v) upon the occurrence of a Change in Recommendation.

        As of October 3, 2014, the record date for the Special Meeting, the Securityholders and Riley Securityholders beneficially owned, in the aggregate, 5,585,381 shares of common stock, which represented approximately 19.6% of the issued and outstanding shares of common stock on such date. No Securityholder or Riley Securityholder was paid any additional consideration in connection with the execution of the Voting Agreements.

Registration Rights Agreement

        The following is a summary of the material terms and conditions of the Registration Rights Agreement. This summary may not contain all the information about the Registration Rights Agreement that is important to you and is qualified in its entirety by reference to the form of Registration Rights Agreement attached as Exhibit B to the Purchase Agreement and incorporated by reference into this proxy statement. You are encouraged to read the form of Registration Rights Agreement in its entirety.

        In connection with, and as a condition to, the Closing, the Company and the Purchaser will enter into the Registration Rights Agreement, in the form attached as Exhibit B to the Purchase Agreement, that will, among other things, require the Company to register the Purchased Shares and certain other shares of our common stock held by Purchaser (and, to the extent they meet certain criteria, any permitted transferees), referred to as the Registrable Securities.

        Pursuant to the terms of the Registration Rights Agreement, at any time after 12 months from the Closing Date, the Purchaser will have the right to demand that the Company file a registration statement on Form S-3 (with no limit on the number of times such demand may be made), if the Company meets the requirements for using Form S-3, or otherwise a registration on Form S-1 (with a demand limit of five times), covering the sale from time to time of the Registrable Securities. The Company is not required to effect more than one demand registration during any 9-month period or register shares unless the number of shares being registered is at least 1,000,000 shares of common stock. Demand registration may be conducted as an underwritten offering.

        The Company will be obligated to file such registration statement as soon as practicable, but in no event later than 30 days following the date that demand for registration is made. The Company will be required to use commercially reasonable efforts to cause the registration to be declared effective by the SEC as soon as practicable after its filing, but in no event later 90 days of the date of such filing with the SEC. The Company is obligated to use commercially reasonable efforts to cause the registration statement to remain effective until all of the Registrable Securities have been sold pursuant to the registration statement or disposed of in accordance with the methods of distribution set forth in the Registration Rights Agreement. The Company will have the right in certain circumstances to postpone the filing of any registration statement or suspend the use of any effective registration statement for a reasonable period of time (not, in any event, to exceed 90 days in any 12-month period).

        Holders of Registrable Securities will also have a right, subject to certain terms and conditions, to participate in certain registration statements, including any offering thereunder, under the Securities Act that the Company files (other than a registration statement on (i) Form S-8 or Form S-4 or any successor forms thereto, or (ii) filed solely in connection with a dividend reinvestment plan or an employee benefit plan).

Sales Service Agreement

        The following is a summary of the material terms and conditions of the Sales Service Agreement. This summary may not contain all the information about the Sales Service Agreement that is important to you and is qualified in its entirety by reference to the Sales Service Agreement which is attached as Exhibit C to the Purchase Agreement and incorporated by reference into this proxy statement. You are encouraged to read the Sales Service Agreement in its entirety.

        The Agreement.    Concurrently with the execution of the Purchase Agreement, Specialized Technology Resources, Inc., a subsidiary of the Company, and Zhenfa Energy entered into a Sales Service Agreement. Pursuant to the terms of the Sales Service Agreement, Zhenfa Energy and its affiliates, referred to collectively as the Zhenfa Group, agreed to assist Specialized Technology Resources, Inc. and its affiliates, referred to collectively as the STR Group, in the marketing, sales and distribution of the STR Group's encapsulant and related products, referred to as the Products, to Chinese solar module manufacturers.

        Services Provided by Zhenfa Group.    Pursuant to the Sales Service Agreement, the Zhenfa Group will use commercially reasonable efforts to assist the STR Group with a number of endeavors, including, without limitation:

  •
  marketing, selling, and distributing the Products to Chinese solar module manufacturers and otherwise providing guidance to the STR Group in conducting business in China;

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  complying with Chinese law and obtaining lawful incentives, tax abatements, and other tax benefits with respect to the STR Group's operations in China;

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  securing raw materials from local Chinese suppliers on terms and conditions favorable to the STR Group;

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  hiring, training, and developing the STR Group's workforce in China;

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  shipping the Products to or from customers in China and importing and exporting raw materials and Products in and out of China;

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  obtaining debt financing in China, on terms favorable to the STR Group, to further the STR Group's manufacture and sale of the Products;

  •
  developing new Products and increasing production capacity and efficiency with respect to the manufacture of the Products; and

  •
  enhancing the STR Group's brand and promoting the sale and use of the Products, by assisting the STR Group in soliciting orders for the Products in China and in developing sales literature for the Products for use in China.

        Manufacturing Facility.    The Zhenfa Group will provide the STR Group with an option to lease, rent-free, a manufacturing facility of not less than 10,000 square meters in China for a period of at least five years. The STR Group shall have the option to extend the lease for an additional five year term, at a rental rate no higher than 50% of the fair rental value of the facility. Any lease entered into pursuant to this option will survive the termination of the Sales Service Agreement.

        Coordination Committee.    During the term of the Sales Service Agreement, the Zhenfa Group and the STR Group will maintain a coordination committee, referred to as the Coordination Committee, of no less than two individuals, and consisting of an even number of appointees from each of the Zhenfa Group and the STR Group, each of whom shall be a member of senior management of the appointing party. The Coordination Committee will meet at least once a month to discuss, on a non-binding, advisory basis, the actions to be taken by the Zhenfa Group in its performance of the services under the Sales Service Agreement, as well as to review opportunities available for the parties to expand their cooperative relationship.

        Intellectual Property Rights.    The STR Group will retain all intellectual property rights relating to the Products or manufacture of the Products, including any Products or manufacturing process developed pursuant to the Sales Service Agreement.

        Term and Termination.    The Sales Service Agreement will become automatically effective, without any further action by either party, on the Closing Date. If the Closing does not occur, the Sales Service Agreement shall be void ab initio and have no force and effect.

        The Sales Service Agreement has an initial term of two years and may be automatically extended for additional one-year periods unless terminated earlier in accordance with its terms. The Sales Service Agreement may be terminated by either party if: (i) either party provides 180 days prior written notice, (ii) either party breaches the Sales Service Agreement and fails to remedy such breach within 60 days of receipt of written notice of such breach or (iii) the Zhenfa Group ceases to own more than 10% of our common stock.

        Further, during the term of the Sales Service Agreement and for six months thereafter, the Zhenfa Group shall not provide any of the services provided to the STR Group under the Sales Service Agreement to any competitor of the STR Group.

Guarantee Agreement

        The following is a summary of the material terms and conditions of the Guarantee Agreement. This summary may not contain all the information about the Guarantee Agreement that is important to you and is qualified in its entirety by reference to the Guarantee Agreement attached as Exhibit C to the Purchase Agreement and incorporated by reference into this proxy statement. You are encouraged to read the Guarantee Agreement in its entirety.

        Guaranteed Obligations.    Concurrently with the execution of the Purchase Agreement, Zhenfa Energy entered into the Guarantee Agreement in favor of the Company. Under the Guarantee Agreement, and upon the receipt of the Chinese Government Approvals, which, the Purchaser has informed the Company, have already been obtained as of the date of this proxy statement, Zhenfa Energy has agreed to guarantee, absolutely and unconditionally, to the fullest extent permitted under applicable law, all of the obligations of the Purchaser under and pursuant to the terms of the Purchase

Agreement, including, but not limited to, payment of the Purchase Price and performance of all the covenants and agreements of the Purchaser set forth in the Purchase Agreement, including all covenants and agreements relating to the corporate governance of the Company and the election of directors. The obligations of Zhenfa Energy under the Guarantee Agreement are referred to as the Guaranteed Obligations.

        Remedies.    The Company's sole recourse against Zhenfa Energy or its affiliates is to bring an action pursuant to the Guarantee Agreement, provided that the Company may bring a claim against the Purchaser and its assignees pursuant to the Purchase Agreement. The Company may determine to bring a claim against Zhenfa Energy under the Guarantee Agreement to enforce the Guaranteed Obligations, irrespective of whether any action is brought against the Purchaser or any other person or whether the Purchaser or any other person is joined in the action under the Guarantee Agreement against Zhenfa Energy.

        Termination.    The Guarantee Agreement shall remain in full force and effect until terminated upon the earlier of the termination of the Purchase Agreement in accordance with its terms or the date that all of the Guaranteed Obligations have been indefeasibly performed and satisfied in full.

        Governing Law; Consent to Jurisdiction.    The Guarantee Agreement is governed by and construed in accordance with the laws of the State of Delaware and the federal law of the United States of America, without giving effect to any choice of law or conflict of law provision or rule that would require the application of law of any other jurisdiction. Any disputes arising under the Guarantee Agreement will be resolved through arbitration under the 2012 Rules of Arbitration of the International Chamber of Commerce, conducted before three arbitrators in London, England, provided that any actions or proceedings involving the internal governance of the Company are subject to exclusive jurisdiction in Delaware.

Certain Other Covenants

        The Purchase Agreement contains additional agreements between the Company and the Purchaser relating to, among other things:

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  cooperation in connection with the preparation of this proxy statement;

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  press releases and other public announcements relating to the Transaction and the Purchase Agreement;

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  Purchaser's access to the Company's premises, properties, personnel, book, records, contracts and documents of or pertaining to the Company between the date of the Purchase Agreement and the Closing (subject to applicable legal obligations and restrictions);

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  each party's obligation to keep information provided to such party confidential;

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  subject to certain restrictions, ensuring that no takeover laws are or become applicable to the Purchaser should the Purchaser elect to purchase additional shares of common stock after the Closing Date;

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  the Purchaser's agreement to not offer, sell, pledge, transfer or otherwise dispose of, or solicit any offers to do the same, any of the Purchased Shares except in compliance with the Securities Act; provided, however, that through the 2017 Annual Meeting, unless consented to by the Continuing Directors Committee, the Purchaser (or any subsequent permitted transferee) may not transfer any of the Purchased Shares or any other shares of common stock to (i) any affiliate of the Purchaser, including, but not limited to, Zhenfa Energy or (ii) any non-U.S. individual or entity;

  •
  the notification of certain developments, including receipt of material notices or other communications from any governmental body in connection with Chinese Government Approvals or the voluntary notice submitted to CFIUS;

  •
  cooperation, including the agreement to execute and deliver any instruments or documents and to take all further actions as may be reasonably requested, in connection with the carrying out of the intent of the provisions of the Purchase Agreement relating to the election of directors and corporate governance;

  •
  the agreement of the Company to take commercially reasonable efforts necessary to remain in compliance with the NYSE continued listing standards, and if the Company is unable to remain in compliance with such standards, to use commercially reasonable efforts to cause the common stock to be listed or quoted on another national securities exchange; and

  •
  the agreement by the Company to cause its financial advisors to deliver an opinion, dated the Closing Date, as to the Company's solvency with respect to its declaring, setting aside funds for and paying the Special Dividend.

Conditions to Completion of the Share Issuance

        Each party's obligation to effect the Share Issuance are subject to the satisfaction or waiver of mutual conditions, including the following:

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  receipt of stockholder approval of the Share Issuance proposal;

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  the absence of any law, injunction, judgment or ruling prohibiting the consummation of the Transaction or making the consummation of the Transaction illegal;

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  receipt of notice from CFIUS that that there are no unresolved national security concerns with respect to the Transaction;

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  the parties shall have performed and complied in all material respects with all covenants, agreements and conditions set forth in the Purchase Agreement required to be performed prior to or on the Closing Date, except, in the case of the Company, for such failures which have not or would not reasonably be expected to have, individually or in the aggregate, a material adverse effect;

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  the entry into any agreements contemplated by the Purchase Agreement that are applicable to such party;

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  receipt of an officer certificate(s) with regard to satisfaction of certain conditions and other matters; and

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  declaration by the Company of the Special Dividend.

        The obligations of the Purchaser to effect the Share Issuance is subject to the satisfaction or waiver of the following conditions:

  •
  (i) the representations and warranties of the Company relating to due authorization of the Purchase Agreement, capitalization, and broker's fees being true and correct in all material respects as of the date of the Closing Date, as though made on such date (except for those representations and warranties made as of a specific date, which shall be true and correct in all material respects as of such date), except where such failures to be true and correct in all respects would not, in the aggregate, have a material adverse effect, (ii) the representations and warranties of the Company relating to takeover statutes and certain private placement of securities matters being true and correct in all respects as of the Closing Date, as though made on such date (except for those representations and warranties made as of a specific date, which shall be true and correct as of such date), and (iii) all other representations and warranties of the Company being true and correct in all respects (without giving effect to any qualifications) as of the date of Purchase Agreement (except for those representations and warranties made as of a specific date, which shall be true and correct in all respects as of such date), except where such failures to be true and correct in all respects would not, in the aggregate, have a material adverse effect; and

  •
  subject to the terms of the Purchase Agreement, the Company shall have provided Purchaser with the requisite Board of Director resolutions and other documents effecting the appointment of the Purchaser Directors to the Board of Directors.

        The obligations of the Company to effect the Share Issuance are subject to the satisfaction or waiver of the following condition:

  •
  Zhenfa Energy shall have received the Chinese Government Approvals.

        The term "material adverse effect" has the meaning set forth in "—Representations and Warranties" beginning on page 78.

Termination of the Purchase Agreement

        The Purchase Agreement may be terminated any time before the Closing by the written consent of the Company and the Purchaser.

        The Purchase Agreement may also be terminated prior to the Closing by either the Company or the Purchaser if:

  •
  the Closing has not occurred (other than through the failure of a party seeking to terminate the Purchase Agreement to comply with its obligations under the Purchase Agreement) by January 31, 2015 (which date may be extended by the mutual agreement of the parties and is referred to as the Termination Date);

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  a court of competent jurisdiction or other governmental body issues a final and nonappealable law or order, or takes any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the Transaction;

  •
  the existence of a legal requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of a governmental body that makes consummation of the Transaction illegal or otherwise prohibits or prevents the consummation of the Transaction;

  •
  the Company's stockholder fail to give the necessary approvals at its meeting or any adjournments or postponements thereof; or

  •
  there is a material inaccuracy in, or the Company or the Purchaser materially breaches or fails to perform or comply with any of their respective warranties, covenants, obligations or any other provision of the Purchase Agreement, and such material inaccuracy, breach or failure to perform or comply would result in the failure to satisfy one or more conditions of the Transaction and such cannot be cured or has not been cured after 30 days written notice of such material inaccuracy, breach or failure to perform or comply from the other party.

        The Purchase Agreement may also be terminated prior to the Closing by the Purchaser under any of the following circumstances, collectively referred to as a Company Termination:

  •
  the Board of Directors fails to recommend that the stockholders approve the Share Issuance and other proposals required to be submitted by the Company;

  •
  the Board of Directors makes a Change in Recommendation;

  •
  the Board of Directors approves, endorses or recommends any other acquisition proposal;

  •
  the Company fails to include in the proxy statement sent to the Company's stockholders the Board Recommendation; or

  •
  the Company or any of its representatives materially violates or breaches its non-solicitation and Board Recommendation covenants.

        The Purchase Agreement may also be terminated prior to the Closing by the Company under any of the following circumstances, collectively referred to as a Purchaser Termination:

  •
  a material breach of any provision of the Guarantee Agreement has been committed by Zhenfa Energy, and such breach has not be waived by the Company and such cannot be cured or has not been cured after 30 days written notice of such material breach from the Company;

  •
  the Chinese Government Approvals have been (i) denied or (ii) not obtained by the later of January 15, 2015 or the date that is one business day prior to the date of the Special Meeting (which, the Purchaser has informed the Company, have already been obtained as of the date of this proxy statement); or

  •
  the Board of Directors determines to enter into a definitive agreement providing for the implementation of a superior proposal and the Company enters into such definitive agreement and pays a termination fee of $860,000 to Purchaser concurrently with such termination.

Effect of Termination

        If the Purchase Agreement is validly terminated, the Purchase Agreement, with the exception of certain sections thereof, will become null and void.

Termination Fees

        The Company has agreed to pay the Purchaser a termination fee of $860,000 (such amount to be reduced by the amount of any expenses of the Purchaser reimbursed by the Company as described below) if the Purchase Agreement is terminated by:

  •
  the Purchaser, pursuant to a Company Termination;

  •
  the Company, in order to accept and enter into a definitive agreement providing for the implementation of a superior proposal and the Company enters into such definitive agreement;

  •
  the Purchaser, if the Closing has not occurred prior to January 31, 2015 and (i) on or before the date of such termination an acquisition proposal has been publicly announced or disclosed and (ii) a definitive agreement relating to the acquisition proposal is entered into by the Company or an acquisition transaction is consummated within 12 months of terminating the Purchase Agreement; or

  •
  the Company or the Purchaser, if the Company's stockholders have failed to give the necessary approvals at the Special Meeting or any adjournments or postponements thereof and (i) on or before the date of such Special Meeting an acquisition proposal has been publicly announced or disclosed and (ii) a definitive agreement relating to the acquisition proposal is entered into by the Company or an acquisition transaction is consummated within 12 months of terminating the Purchase Agreement.

        The Company's sole and exclusive remedy in the event the Purchase Agreement is terminated by the Company following a material inaccuracy, breach or failure to perform or comply by the Purchaser of any of its warranties, covenants, obligations or any other provision of the Purchase Agreement that has not been waived by the Company or cured by the Purchaser is the right to retain the Deposit, together with accrued interest thereon, and all Prior Payments.

Expenses

        Other than as described below, all costs and expenses incurred in connection with the Purchase Agreement and the Transaction, including, without limitation, the fees, costs and expenses of advisors, accountants and legal counsel, will be paid by the party incurring such expense, whether or not the Closing occurs.

        Notwithstanding the foregoing, the Company is required to reimburse the Purchaser for its fees and expenses up to $500,000 in the aggregate if the Purchase Agreement is terminated by (i) the Purchaser, following a material inaccuracy, breach or failure to perform or comply by the Company of any of its warranties, covenants, obligations or any other provision of the Purchase Agreement that has not been waived by the Purchaser or cured by the Company or (ii) the Company or the Purchaser, if the Company's stockholders fail to give the necessary approvals at its Special Meeting or any adjournments or postponements thereof.

Amendments, Waivers

        The parties may:

  •
  at any time prior to the approval of the Company's stockholders, amend the Purchase Agreement in a writing signed by both parties;

  •
  after the approval of the Company's stockholders, amend or waive any provision of the Purchase Agreement, but no amendment or waiver that by applicable law or in accordance with the rules and regulations of the NYSE requires further approval of the Company's stockholders can be made without further approval by such stockholders; or

  •
  at any time before the Closing, (i) waive any inaccuracies in the representations and warranties of the other party contained in the Purchase Agreement, (ii) extend the time for performance of the obligations or other acts under the Purchase Agreement or (iii) waive compliance by the other party with any of the agreements or conditions contained in the Purchase Agreement, except those agreements or conditions that cannot be waived pursuant to applicable law or the rules and regulations of the NYSE.

Governing Law

        The Purchase Agreement is governed by and will be construed in accordance with the laws of the State of Delaware and the federal law of the United State of America, without regard to any choice of law provision.

Specific Performance

        The Company is not entitled to seek specific performance to enforce the Purchaser's obligations under the Purchase Agreement. As set forth above, the Company's only remedy under the Purchase Agreement is the right to retain the Deposit, together with accrued interest thereon, and all Prior Payments.

        Subject to the above limitation, prior to the Closing, the Purchaser is entitled to the issuance of an injunction or injunctions to prevent breaches of the Purchase Agreement by the Company and to enforce specifically the terms and provisions of the Purchase Agreement against the Company. Following the Closing, the Continuing Directors Committee, acting on behalf of the Company, will be entitled to an injunction or injunctions to prevent breaches of certain covenants and agreements of the

Purchaser, including those covenants and agreements relating to the corporate governance of the Company, by the Purchaser or any permitted transferee and to enforce specifically such terms and provisions against the Purchaser or any permitted transferee.

Language

        The Purchase Agreement, Registration Rights Agreement, Sales Service Agreement and Guarantee Agreement were each executed in both the English and Chinese language. If any conflict or other inconsistency between the two language versions exists, the version written in English will prevail.

THE REVERSE STOCK SPLIT CHARTER AMENDMENT

        The Company's Board of Directors has adopted a resolution unanimously approving and recommending to the stockholders for their approval an amendment to the Company's certificate of incorporation, effecting, at any time prior to 90 days after the Closing, referred to as the Amendment Time, a reverse split of all outstanding shares of our common stock at a specific ratio to be determined by the Board of Directors in its sole discretion within the range of one-for-two to one-for-five, inclusive, referred to as the Reverse Stock Split Charter Amendment. If this proposal is approved, the Board of Directors will have the authority, but not the obligation, in its sole discretion, and without any further action on the part of the stockholders, to select a reverse split ratio within this range and to effect, at any time prior to the Amendment Time, the reverse stock split by filing with the Secretary of State of the State of Delaware a certificate of amendment to the Company's certificate of incorporation. The Board of Directors will have the ability to decline to file the certificate of amendment if it subsequently determines that the reverse stock split is no longer in the best interests of the Company.

        If this proposal is approved and the Board of Directors selects the ratio for the reverse stock split, then all the outstanding shares of common stock on the date of the Reverse Stock Split Charter Amendment will automatically be converted into a smaller number of shares, at the ratio selected by the Board of Directors, as more fully described below. The ratio will be within the range of one-for-two to one-for-five, inclusive. The reverse stock split will not change the current par value of our common stock or change the current number of authorized shares of common stock. In order to approve the Reverse Stock Split Charter Amendment proposal, the affirmative vote of the majority of shares of our outstanding common stock entitled to vote on the proposal must be obtained.

        Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split Charter Amendment as that stockholder held immediately prior to the Reverse Stock Split Charter Amendment.

        The form of the proposed certificate of amendment to effect the reverse stock split is attached to this proxy statement as Annex B. The following discussion is qualified in its entirety by the full text of the certificate of amendment, which is hereby incorporated by reference. The Company is proposing that the Board of Directors have the discretion to select the reverse stock split ratio from within a range, rather than proposing that stockholders approve a specific ratio at this time, in order to give the Board of Directors the flexibility to implement a reverse stock split at a ratio that reflects the Board of Directors' then-current assessment of the factors described below under "—Determination of Reverse Stock Split Ratio" beginning on page 100. The Company will publicly announce the exact ratio selected. If the Board of Directors decides to implement a reverse stock split, the Company will file the certificate of amendment with the Secretary of State of the State of Delaware and the reverse stock split will be effective on the date and at the time that it is filed or at such later effective date and time as is specified therein.

Reasons for the Reverse Stock Split Charter Amendment

        The purpose of the Reverse Stock Split Charter Amendment is to maintain the per share market price of our common stock following the consummation of the Share Issuance and payment of the Special Dividend. As a result of these transactions, the number of shares of outstanding common stock will increase from approximately 26.6 million to approximately 54.2 million. The Company will use the entire proceeds of the Share Issuance together with a portion of the Company's working capital to fund the Special Dividend and expenses of the transaction. The Company therefore expects the per share trading price of its common stock to decrease following the Share Issuance and payment of the Special Dividend.

        Our common stock is currently listed on the NYSE. The continued listing requirements of the NYSE require, among other things, that the average closing price of the common stock for any 30 consecutive trading day period not fall below $1.00 per share. The Board of Directors intends to effect a reverse stock split if it believes that a decrease in the number of shares outstanding is likely to improve the trading price of the common stock and improve the likelihood that the Company will be allowed to maintain its listing on the NYSE following the consummation of the Share Issuance and payment of the Special Dividend.

        If the Reverse Stock Split Charter Amendment proposal is authorized by the stockholders, the Board of Directors will have the discretion to implement a reverse stock split one time, at any time prior to the Amendment Time, or effect no reverse stock split at all. The Board of Directors has submitted an exchange ratio range in order to give it flexibility to determine an exchange ratio that is appropriate to maintain the per share market price of our common stock following the consummation of the transaction. If the trading price of the common stock stays above $1.00 without implementation of the reverse stock split, the reverse stock split may not be necessary.

        The Board of Directors believes that maintaining the listing of the common stock on the NYSE is in the best interests of the Company and its stockholders. If the common stock were delisted from the NYSE, the Board of Directors believes that the liquidity in the trading market for our common stock could be adversely affected, which could reduce the trading price and increase the transaction costs of trading shares of the common stock. If the Reverse Stock Split Charter Amendment is approved by our stockholders and implemented by the Board of Directors, we expect to satisfy the $1.00 average per share closing price requirement for continued listing on the NYSE. However, despite the approval of the Reverse Stock Split Charter Amendment by our stockholders and the implementation of the Reverse Stock Split Charter Amendment by the Board of Directors, we cannot assure you that the market price of our common stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split Charter Amendment, that the market price of the post-split common stock can be maintained above $1.00 or that the common stock will not be delisted for other reasons.

        Even if the Company were to determine that it would not be able to maintain its listing on the NYSE, the Company may determine to effect the reverse stock split to meet the listing requirements of another exchange, or otherwise to increase the trading price of its common stock. The Board of Directors believes that a reverse stock split may enhance the acceptability of our common stock by the financial community and the investing public. The expected increased price level may encourage interest and trading in the common stock by institutional investors and funds that may be disinclined or prohibited from purchasing lower priced stocks. Additionally, a variety of policies and practices of broker-dealers discourage individual brokers from dealing in lower priced stocks, and brokers may be more inclined to transact in our shares if they trade at a higher per share price. In addition, the transaction costs (commissions, markups or markdowns) of lower priced stocks tend to represent a higher percentage of total share value than higher priced stocks, which can discourage ownership of lower priced stocks by both institutional and retail investors.

        We cannot assure you, however, that all or any of the anticipated beneficial effects on the trading market for our common stock will occur. The Board of Directors cannot predict with certainty what effect any specific reverse stock split will have on the market price of our common stock, particularly over the longer term. Some investors may view a reverse stock split negatively, which could result in a decrease in the market capitalization of our Company. Additionally, any improvement in liquidity due to increased institutional or brokerage interest or lower trading commissions may be offset by the lower number of outstanding shares. If a reverse stock split is implemented, some shareholders currently holding round lots of one hundred shares may as a result own an odd lot of less than one hundred shares. The sale of an odd lot may result in incrementally higher trading costs through certain brokers.

 Determination of Reverse Stock Split Ratio

        The ratio of the reverse stock split, if approved and implemented, will be between and including one-for-two and one-for-five, inclusive, as determined by the Board of Directors in its sole discretion. If the Board of Directors determines to proceed with the reverse stock split, the Company will publicly announce the exact ratio selected. In determining the reverse stock split ratio, the Board of Directors will consider numerous factors including:

  •
  the historical and projected performance of our common stock before and after the reverse stock split;

  •
  prevailing industry, general economic and market conditions;

  •
  the projected impact of the selected reverse stock split ratio on trading liquidity in our common stock and the Company's ability to continue its common stock's listing on the NYSE;

  •
  the Company's capitalization (including the number of shares of common stock issued and outstanding);

  •
  the prevailing trading price for our common stock and the volume level thereof; and

  •
  potential devaluation of the Company's market capitalization as a result of a reverse stock split.

        The purpose of asking for authorization to implement a reverse stock split at a ratio to be determined by the Board of Directors, as opposed to a ratio fixed in advance, is to give the Board of Directors the flexibility to take into account then-current market conditions and changes in price of our common stock and to respond to other developments that may be deemed relevant, when considering the appropriate ratio.

Board Discretion to Implement the Reverse Stock Split

        If the Reverse Stock Split Charter Amendment is approved by the stockholders, such amendment will be effected, if at all, only upon a determination by the Board of Directors that a reverse stock split (with an exchange ratio determined by the Board of Directors as described above) is in the best interests of the Company and its stockholders. Such determination shall be based upon certain factors, including existing and expected marketability and liquidity of the common stock, continuing to meet the listing requirements for the NYSE, prevailing market conditions and the likely effect on the market price of the common stock. Notwithstanding approval by the stockholders of the Reverse Stock Split Charter Amendment proposal, the Board of Directors may, in its sole discretion, determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect the reverse stock split and abandon it. If the Board of Directors fails to implement the reverse stock split by the Amendment Time, stockholder approval again would be required prior to implementing any subsequent reverse stock split.

Principal Effects of the Reverse Stock Split

        Our common stock is currently registered under the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of common stock under the Exchange Act. Following the reverse stock split, our common stock will continue to be traded on the NYSE under the symbol "STRI," subject to the Company's continued satisfaction of the NYSE listing requirements.

        A reverse stock split refers to a reduction in the number of outstanding shares of a class of a corporation's capital stock, which may be accomplished, as in this case, by reclassifying and combining all of our outstanding shares of common stock into a proportionately smaller number of shares. For example, if the Board of Directors decides to implement a one-for-two reverse stock split of our common stock, then a stockholder holding 1,000 shares of common stock before the reverse stock split would instead hold 500 shares of common stock immediately after the reverse stock split. Each stockholder's proportionate ownership of common stock would remain the same, except that stockholders that would otherwise receive fractional shares as a result of the reverse stock split will receive cash payments in lieu of fractional shares. For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to the reverse stock split would continue to hold approximately 2% of the voting power of the outstanding shares of common stock immediately after the reverse stock split. All shares of common stock will remain fully paid and non-assessable.

        The primary purpose of a reverse stock split of our common stock would be to combine the issued and outstanding shares of our common stock into a smaller number of shares so that our common stock would trade at a higher price per share than recent trading prices. Although we expect that a reverse stock split would result in an increase in the market price of our common stock, the reverse stock split may not increase the market price of our common stock in proportion to the reduction in the number of shares of common stock outstanding or result in the permanent increase in the market price, which is dependent upon many factors, including the Company's performance, prospects and other factors detailed from time to time in our reports filed with the SEC. The history of similar reverse stock splits for companies in like circumstances is varied. If a reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of the Company's overall market capitalization may be greater than would occur in the absence of a reverse stock split.

        In addition to increasing the market price of our common stock, a reverse stock split will also affect the presentation of stockholders' equity on the Company's balance sheet. Specifically, because the par value per share of common stock will not change, the reduction in the number of outstanding shares of common stock will cause the Company's stated capital account to be reduced, and our additional paid-in capital to be increased by the legally required equivalent amount. Total stockholders' equity will remain unchanged.

        The number of authorized shares of common stock will not be reduced as a result of the reverse stock split. Consequently, the number of authorized but unissued shares of common stock will increase as a result of the reverse stock split. The issuance of authorized but unissued shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of outstanding common stock. The authorized and unissued shares would be available from time to time for corporate purposes including raising additional capital by means of sales of stock or securities convertible into common stock, acquisitions of companies or assets, or other strategic transactions. The Company currently has no plan, arrangement or agreement to issue shares of common stock for any purpose, except for the issuance of the Purchased Shares and pursuant to our equity incentive plans.

Effect on Outstanding Stock Options and Shares of Restricted Stock

        The Reverse Stock Split Charter Amendment will affect the Company's outstanding equity awards if it is approved by our stockholders and the Board of Directors subsequently approves a reverse stock split. Pursuant to the 2009 Plan, in order to prevent dilution or enlargement of a participant's rights under the 2009 Plan as a result of a reverse stock split, the Board of Directors may substitute or adjust, in its sole discretion, the number and kind of shares or other securities that may be issued under the 2009 Plan, the number and kind of shares or other securities subject to outstanding awards under the 2009 Plan, and/or where applicable, the exercise price, base value or purchase price applicable to such awards.

        Our Board of Directors reviewed the outstanding equity awards in light of the aforementioned provisions of the 2009 Plan. As a result of this review, the parties have agreed that the Company will adjust the number of shares authorized for issuance under the 2009 Plan, as already adjusted to reflect the Share Issuance and the Special Dividend, by the same ratio as the reverse stock split (it being understood that the Company may defer any adjustments to the number of shares authorized for issuance under the 2009 Plan until after the decision is made in respect of the reverse stock split). For example, if the Company does not effect a reverse stock split, the number of shares available for issuance under the 2009 Plan will be 12,400,000 shares (as adjusted to reflect the capital adjustment caused by the Share Issuance and the Special Dividend), if the Company effects a one-for-two reverse stock split, the number of shares available for issuance under the 2009 Plan will revert to 6,200,000 shares, and if the Company effects a one-for-four reverse stock split, the number of shares available for issuance under the 2009 Plan will be reduced to 3,100,000 shares.

        Any such adjustment will be proportionately made to the number of shares covered by any stock options then outstanding using the same ratios used for the adjustment to the number of authorized shares for issuance under the 2009 Plan. For example, assuming a one-for- two reverse stock split is implemented following the Closing and an optionee then holds stock options to purchase 1,000 shares at an exercise price of $5.00 per share, on the effectiveness of the one-for-two reverse stock split, the number of shares subject to that option would be reduced to 500 shares and the exercise price would be proportionately increased to $10.00 per share.

Effect on Preferred Stock

        The Company's certificate of incorporation permits the Board of Directors to issue up to 20 million shares of one or more series of preferred stock, par value $0.01 per share. Currently, there are no shares of preferred stock issued or outstanding. The number of shares of preferred stock authorized to be issued under the Company's certificate of incorporation would remain unchanged as a result of the Reverse Stock Split Charter Amendment.

Cash Payment in Lieu of Fractional Shares

        No fractional shares of common stock will be issued in connection with the Reverse Stock Split Charter Amendment. If as a result of the Reverse Stock Split Charter Amendment, a stockholder of record would otherwise hold a fractional share, the stockholder will receive a cash payment in lieu of the issuance of any such fractional share equal to the fair value of our common stock at the effective time of the Reverse Stock Split Charter Amendment. Fair value of our common stock will be determined by multiplying (i) such fractional share interest to which the holder would otherwise be entitled by (ii) the closing sale price of the common stock on the trading day immediately prior to the effectiveness of the reverse stock split on (A) the NYSE or (B) if the principal exchange on which the common stock is then traded is other than the NYSE, such other exchange (in the case of either clause (A) or clause (B), as such price would be adjusted after giving effect to the reverse stock split). The receipt of cash in lieu of fractional shares will be subject to federal income tax, as described further in "—Certain United States Federal Income Tax Consequences" beginning on page 105. In addition, such stockholders will not be entitled to receive interest for the period of time between the effective time of the Reverse Stock Split Charter Amendment and the date they receive payment for the cashed-out shares.

        The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

        Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, sums due for fractional interests that are not timely claimed after the effectiveness of the reverse stock split may be required to be paid to the designated agent for each such jurisdiction. Thereafter, such stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

 Accounting Matters

        The par value of the shares of our common stock would not change as a result of the implementation of the Reverse Stock Split Charter Amendment. The Company's stated capital, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, would be reduced proportionately at the time at which the reverse stock split becomes effective. Correspondingly, the Company's additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share and book value per share will be increased as a result of the reverse stock split because there will be fewer shares of common stock outstanding. Prior periods' per share amounts will be recasted to reflect the reverse stock split.

Possible Disadvantages of a Reverse Stock Split

        Even though the Board of Directors believes that the potential advantages of a reverse stock split outweigh any disadvantages that might result, the following are some of the possible disadvantages of a reverse stock split:

  •
  the reduced number of outstanding shares of common stock resulting from the Reverse Stock Split Charter Amendment could adversely affect the liquidity of our common stock;

  •
  a reverse stock split could result in a significant devaluation of the Company's market capitalization and the trading price of its common stock, on an actual or an as-adjusted basis, based on the experience of other companies that have effected reverse stock splits;

  •
  a reverse stock split may leave certain stockholders with one or more "odd lots," which are stock holdings in amounts of less than 100 shares of common stock. These odd lots may be more difficult to sell than shares of common stock in even multiples of 100. Additionally, any reduction in brokerage commissions resulting from the reverse stock split, as discussed above, may be offset, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling odd lots created by the reverse stock split;

  •
  the Company cannot assure that the market price per share of its common stock after the reverse stock split will remain unchanged or increase in proportion to the reduction in the number of old shares of its common stock outstanding before the reverse stock split. Accordingly, the market price of our common stock following a reverse stock split may not exceed or remain higher than the market price prior to a reverse stock split. Further, we cannot assure you that the market price of our common stock after the reverse split will continue to attract institutional investors or that the price of common stock will satisfy their investing guidelines. As a result, we may not be able to maintain or improve the trading liquidity of our common stock;

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  a reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share market price does not increase in proportion to the reverse stock split ratio, then the value of the Company, as measured by its stock capitalization, will be reduced;

  •
  if a reverse stock split fails to maintain a trading price for our common stock above $1.00 per share, or we otherwise fail to satisfy the continued listing requirements, or any other listing requirements that the NYSE may apply to us in its broad discretion, our shares of common stock may be delisted from the NYSE. Although we will use commercially reasonable efforts to list our shares on an alternative exchange, we cannot assure you that we will be able to meet the listing requirements of an alternative exchange or that any listing application will be successful;

  •
  if the reverse stock split is effected and the market price of common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of the common stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares outstanding; and

  •
  if our shares are delisted from the NYSE and we are unable to list our shares on another national securities exchange, our common stock may be considered a penny stock under the regulations of the SEC and would therefore be subject to rules that impose additional sales practice requirements on broker-dealers who sell our securities. The additional burdens imposed upon broker-dealers may discourage broker-dealers from effecting transactions in our common stock, which could severely limit market liquidity of the common stock and any stockholder's ability to sell our securities in the secondary market. This lack of liquidity would also likely make it more difficult for us to raise capital in the future.

Implementation of the Reverse Stock Split Charter Amendment; Certificate of Amendment

        If the Company's stockholders approve this proposal, and the Board of Directors elects to effect a reverse stock split, the Company will file a certificate of amendment in substantially the form included as Annex B to this proxy statement. The certificate of amendment will become effective on the date and at the time that it is filed with the Secretary of State of the State of Delaware or at such later effective date and time as is specified therein.

Effect on Beneficial Holders of Common Stock

        The Company intends to treat shares of our common stock held by stockholders in "street name," through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of common stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in "street name." However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of our common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Effect on Registered Book-Entry Holders of Common Stock

        Some of the registered holders of our common stock may hold some or all of their shares electronically in book-entry form with the Company's transfer agent. These stockholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

        If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-reverse stock split shares or cash payment in lieu of any fractional share interest, if applicable. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder's address of record indicating the number of shares of common stock held following the reverse stock split.

        If a stockholder is entitled to a payment in lieu of any fractional share interest, a check will be mailed to the stockholder's registered address as soon as practicable after the reverse stock split becomes effective. By signing and cashing the check, stockholders will warrant that they owned the shares of common stock for which they received a cash payment. The cash payment is subject to applicable federal and state income tax and state abandoned property laws.

 Exchange of Stock Certificates

        As soon as practicable after the reverse stock split becomes effective, stockholders will be notified that the reverse split has been effected. The Company's transfer agent, Broadridge Corporate Issuer Solutions, Inc., will act as "exchange agent" for purposes of implementing the exchange of stock certificates, and will send to stockholders of record as of the effectiveness of the reverse stock split a letter of transmittal for purposes of surrendering to the exchange agent certificates representing pre-reverse stock split shares in exchange for certificates representing post-reverse stock split shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. From and after the reverse stock split becomes effective, any certificates formerly representing pre-reverse stock split shares which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing post-reverse stock split shares.

        STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

        Even if the stockholders approve the proposed amendment, the Board of Directors reserves the right not to effect the reverse stock split if in the opinion of the Board of Directors it would not be in the best interests of the Company and its stockholders.

No Appraisal Rights

        Under the Delaware General Corporation Law, stockholders will not be entitled to exercise appraisal rights in connection with a reverse stock split, and the Company will not independently provide stockholders with any such right.

Certain United States Federal Income Tax Consequences

        The following is a summary of certain United States federal income tax consequences of a reverse stock split, although, as described above, the Company may determine not to effect the reserve stock split, even if the Reverse Stock Split Charter Amendment is approved. This summary assumes that a reserve stock split does take place and is based on the Code, the Treasury Regulations promulgated thereunder and judicial and administrative interpretations thereof, in effect as of the date hereof, and all of which are subject to change at any time, possibly with retroactive effect. Any such change could affect the tax consequences described herein. The Company will not update, and has no obligation to update, this summary after the date hereof. The Company will not seek an opinion from counsel or a ruling from the IRS with respect to the United States federal income tax consequences summarized herein and accordingly there can be no assurance that the IRS will not challenge the tax treatment of any reverse stock split, potentially with adverse tax consequences.

        This summary addresses the United States federal income tax consequences only of certain "United States persons," within the meaning of Section 7701(a)(30) of the Code, who hold their shares of Company stock as capital assets and who are not subject to special treatment under United States federal income tax laws; this summary does not address the United States federal income tax consequences of persons subject to special treatment under United States federal income tax laws, including without limitation partners in partnerships that hold Company stock, trusts and estates, foreign persons, and tax-exempt entities. This summary does not discuss all tax considerations that may be relevant to Company stockholders in light of their particular circumstances. Moreover, this summary does not address any state, local or foreign tax consequences or any estate, gift or other non-income tax consequences.

        Exchange Pursuant to Reverse Stock Split.    The Company anticipates that no gain or loss would be recognized by a Company stockholder upon such stockholder's exchange of pre-reverse stock split shares for post-reverse stock, except to the extent of cash, if any, received in lieu of fractional shares. See "—Certain United States Federal Income Tax Consequences—Cash in Lieu of Fractional Shares" below. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split, including any fractional share deemed to have been received, would be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor, and the holding period of the post-reverse stock split shares would include the holding period of the pre-reverse stock split shares.

        Cash in Lieu of Fractional Shares.    A holder of pre-reverse stock split shares that receives cash in lieu of a fractional share of post-reverse stock split shares would generally be treated as having received such fractional share pursuant to the reverse stock split and then as having exchanged such fractional share for cash in a redemption by the Company. In general, this deemed redemption would be treated as a sale or exchange of the fractional share. The amount of any gain or loss would be equal to the difference between the ratable portion of the tax basis of the pre-reverse stock split shares exchanged in the reverse stock split that is allocated to such fractional share and the cash received in respect thereof. In general, any such gain or loss would constitute long-term capital gain or loss if the Company stockholder's holding period for such pre-reverse stock split shares exceeds one year at the time of the reverse stock split. Deductibility of capital losses by stockholders is subject to limitations.

        Information Reporting and Backup Withholding.    Payment of cash in lieu of fractional shares would be generally subject to both backup withholding and information reporting unless the beneficial owner submits appropriate documentation as may be requested by the Company or its agents, such as a properly completed Form W-9 certifying that the beneficial owner is exempt from backup withholding, or the stockholder otherwise establishes an exemption. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against such Company stockholder's United States federal income tax liability provided the required information is furnished to the Internal Revenue Service.

        The preceding discussion of certain material United States federal income tax consequences is for general information only and is not tax advice to any particular Company stockholder. Accordingly, each Company stockholder should consult its tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of any reverse stock split.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THIS PROPOSAL.

ADVISORY VOTE ON POTENTIAL PAYMENTS UNDER COMPENSATION ARRANGEMENTS

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that we provide our stockholders with the opportunity to vote to approve, on an advisory, non-binding basis, the "golden parachute" compensation arrangements for our named executive officers, as disclosed in the section of this proxy statement entitled "The Transaction—Interests of Company Executive Officers and Directors in the Transaction—Potential Change in Control Payments to Executive Officers" beginning on page 63. The Company is asking its stockholders to vote on the adoption of the following resolution:

          "RESOLVED, that the compensation that may be paid or become payable to the Company's named executive officers in connection with the Transaction, as disclosed in the table entitled "The Transaction—Interests of Company Executive Officers and Directors in the Transaction—Summary Table" on page 65 of this proxy statement, including the associated narrative discussion, and the agreements or understandings pursuant to which such compensation may be paid or become payable, are hereby APPROVED."

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THIS PROPOSAL.

        Although non-binding, the Board of Directors and the Compensation Committee value the opinions of our stockholders in regard to our philosophy, policies and practices related to executive officer compensation. To the extent there is a significant vote against this proposal, we will consider those stockholders' concerns in future compensation practices.

        The vote on Potential Payments Under Compensation Arrangements proposal and the vote on the Reverse Stock Split Charter Amendment proposal are votes separate and apart from the vote to approve the Share Issuance proposal. Accordingly, you may vote to approve the Potential Payments Under Compensation Arrangements and/or Reverse Stock Split Charter Amendment proposals and vote not to approve the Share Issuance proposal and vice versa. In addition, because the vote on Potential Payments Under Compensation Arrangements is advisory in nature only, it will not be binding on the Company. Accordingly, because the Company is contractually obligated to pay the compensation, such compensation will be payable, subject only to the conditions applicable thereto, if the Transaction is completed and regardless of the outcome of the advisory vote.

        The affirmative vote of the majority of the shares of our common stock present in person or represented by proxy and entitled to vote on such proposal at the Special Meeting at which a quorum is present will be required to approve the advisory resolution on the Potential Payments Under Compensation Arrangements. Abstentions and broker non-votes (if a properly executed proxy card is returned) will be counted towards a quorum. However, if you are a stockholder of record, and you fail to vote by proxy or by ballot at the Special Meeting, your shares will not be counted for purposes of determining a quorum.

        Failure to submit a proxy card or vote in person or a broker non-vote will not affect whether this matter has been approved. An abstention will have the same effect as a vote "AGAINST" this proposal.

 ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING

The Adjournment or Postponement Proposal

        If the number of shares of common stock present in person or represented by proxy at the Special Meeting voting in favor of the proposal to approve the Share Issuance proposal, the Reverse Stock Split Charter Amendment proposal and the Potential Payments Under Compensation Arrangements proposal set forth herein, referred to collectively as the Proposals, is insufficient to approve such Proposals at the time of the Special Meeting, then we intend to move to adjourn or postpone the Special Meeting in order to enable our Board of Directors to solicit additional proxies in respect of such proposals. In that event, we will ask our stockholders to vote only upon the adjournment or postponement proposal, and not any other Proposal.

        In this proposal, we are asking you to authorize the holder of any proxy solicited by our Board of Directors to vote in favor of granting discretionary authority to the proxy holder to adjourn or postpone the Special Meeting for the purpose of soliciting additional proxies. If our stockholders approve the adjournment or postponement proposal, we could adjourn or postpone the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies or authorized a proxy by using the Internet or a toll-free telephone number. Among other things, approval of the adjournment or postponement proposal could mean that, even if we had received proxies representing a sufficient number of votes against the approval of the one or more of the Proposals such that such Proposal(s) would be defeated, we could adjourn or postpone the Special Meeting without a vote on the approval of the such Proposal(s) and seek to obtain sufficient votes in favor of such Proposal(s). Additionally, we may seek to adjourn the Special Meeting if a quorum is not present at the Special Meeting.

Vote Required for Approval and Board Recommendation

        Approval of the proposal to adjourn or postpone the Special Meeting requires the affirmative vote of the holders of a majority of the shares of our common stock present and entitled to vote at the Special Meeting on this proposal, assuming a quorum is present. For the proposal to adjourn or postpone the Special Meeting, you may vote "FOR," "AGAINST" or "ABSTAIN." Abstentions will be counted as present for the purpose of determining whether a quorum is present at the Special Meeting, but will have the same effect as a vote against the proposal to adjourn or postpone the Special Meeting. Broker non-votes, if any, will be counted as present for the purpose of determining whether a quorum is present at the Special Meeting, but the failure to instruct your bank, broker or other nominee how to vote your shares will not have any effect on the adjournment or postponement proposal. No proxy will be voted in favor of the adjournment or postponement proposal unless it is specifically marked "FOR" the proposal to adjourn or postpone the Special Meeting.

        Our Board of Directors believes that, if the number of shares of common stock present in person or represented by proxy at the Special Meeting voting in favor of the Proposals is not a sufficient number of shares to approve such Proposals, it is in the best interests of the Company and its stockholders to enable our Board of Directors to continue to seek to obtain a sufficient number of additional votes in favor of such Proposals.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THIS PROPOSAL.

 THE SPECIAL MEETING

        Our Board of Directors is using this proxy statement to solicit proxies from stockholders of the Company who hold shares of our common stock on the record date for use at the Special Meeting. The Company is first mailing this proxy statement and accompanying form of proxy to Company stockholders on or about October 10, 2014.

Date, Time and Place

        The Special Meeting will be held on November 14, 2014 at 10:00 a.m., local time, at the Hartford/Windsor Marriott Airport Hotel located at 28 Day Hill Road, Windsor, Connecticut 06095.

Purpose of the Special Meeting

        At the Special Meeting, Company stockholders will be asked to approve:

  •
  the Share Issuance proposal;

  •
  the Reverse Stock Split Charter Amendment proposal;

  •
  the Potential Payments Under Compensation Arrangements proposal; and

  •
  the proposal regarding an adjournment or postponement of the Special Meeting, if necessary, to permit further solicitation of proxies in favor of the foregoing proposals.

Board Recommendation

        Our Board of Directors has determined that each of the Share Issuance and Reverse Stock Split Charter Amendment is advisable and in the best interests of the Company's stockholders. The Board of Directors recommends that the Company's stockholders vote:

  •
  "FOR" the Share Issuance proposal;

  •
  "FOR" the Reverse Stock Split Charter Amendment proposal;

  •
  "FOR" the Potential Payments Under Compensation Arrangements proposal; and

  •
  "FOR" the proposal to adjourn or postpone the Special Meeting, if necessary, to permit further solicitation of proxies in favor of the foregoing proposals.

Record Date; Shares Entitled to Vote

        The Company has fixed the close of business on October 3, 2014 as the record date for determining the Company's stockholders entitled to receive notice of and to vote at the Special Meeting. Only holders of record of common stock on the record date are entitled to receive notice of and vote at the Special Meeting, and any adjournment or postponement thereof.

        Each share of common stock is entitled to one vote on each matter brought before the meeting. On the record date, there were approximately 26,564,324 shares of common stock issued and outstanding, held by 12 holders of record. Shares of common stock held by the Company as treasury shares will not be entitled to vote.

Quorum Requirement

        Under Delaware law and the Company's bylaws, a quorum of Company's stockholders at the Special Meeting is necessary to transact business. The presence of holders representing a majority of the shares of common stock issued and outstanding on the record date entitled to vote at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting.

        All of the shares of common stock represented in person or by proxy at the Special Meeting, including abstentions, will be treated as present for purposes of determining the presence or absence of a quorum at the Special Meeting.

Stock Ownership of Directors and Executive Officers

        On October 3, 2014, the record date for the Special Meeting, the directors and executive officers of the Company and their respective affiliates, as a group, beneficially owned 3,408,111 shares of our common stock. These shares represent approximately 12.0% of the shares of our common stock outstanding on that date. The Company's executive officers, directors and certain significant stockholders have each executed a Voting Agreement with the Purchaser, which, subject to certain exceptions, obligates them to vote their shares of Company common stock "FOR" each of the proposals presented at the Special Meeting.

        When considering the Board of Directors' recommendations to vote in favor of each of the proposals presented at the Special Meeting, you should be aware that the executive officers and directors have financial interests in the Transaction that may be different from, or in addition to, the interests of the stockholders of the Company. See "The Transaction—Interests of Company Executive Officers and Directors in the Transaction" beginning on page 60.

Votes Required to Approve the Proposals

        Approval of the Company's proposals to be considered at the Special Meeting requires the vote percentages described below. You may vote for or against any of the proposals submitted at the Special Meeting or you may abstain from voting.

        Required Vote for Share Issuance.    In order to approve the Share Issuance proposal, the affirmative vote of the majority of total votes cast on the proposal must be obtained.

        Required Vote for Certificate of Amendment.    In order to approve the Reverse Stock Split Charter Amendment proposal, the affirmative vote of the majority of the outstanding shares of our common stock entitled to vote on the proposal must be obtained.

        Required Vote for Potential Payments Under Compensation Arrangements.    In order to approve the Potential Payments Under Compensation Arrangements proposal, the affirmative vote of the majority of the shares of our common stock present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal must be obtained.

        Required Vote for Adjournment or Postponement of Special Meeting.    In order to approve the proposal to permit the proxies to adjourn or postpone the Special Meeting, including for the purpose of soliciting additional proxies, the affirmative vote of the majority of shares of our common stock present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal must be obtained, regardless of whether a quorum is present.

        The votes on the Potential Payments Under Compensation Arrangements proposal and the Reverse Stock Split Charter Amendment proposal are votes separate and apart from the vote to approve the Share Issuance proposal. Because the vote on the Potential Payments Under Compensation Arrangements proposal is advisory in nature only, it will not be binding on the Company. Approval of the Share Issuance proposal is a condition to the completion of the Share Issuance. In connection with and as a condition to the Closing, the Board of Directors will declare the Special Dividend. If the Closing does not occur, the Board of Directors does not intend to declare the Special Dividend.

 Failure to Vote; Abstentions and Broker Non-Votes

        Subject to the foregoing, no vote will be cast on any proposal at the Special Meeting on behalf of any stockholder of record who does not cast a vote on such matter. However, if the stockholder properly submits a proxy prior to the Special Meeting, his or her shares of common stock will be voted as he or she directs. If he or she submits a proxy but no direction is otherwise made, the shares of common stock will be voted "FOR" the Share Issuance proposal, "FOR" the Reverse Stock Split Charter Amendment proposal, "FOR" the advisory, non-binding proposal on the Potential Payments Under Compensation Arrangements, and "FOR" the approval of any adjournments or postponements of the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of the foregoing proposals.

        Shares held by a stockholder who indicates on an executed proxy card that he or she wishes to abstain from voting will count toward determining whether a quorum is present and will be counted as votes cast and have the same effect as a vote "AGAINST" the Share Issuance proposal, the advisory, non-binding proposal on the Potential Payments Under Compensation Arrangements, the Reverse Stock Split Charter Amendment proposal, and the proposal to permit the proxies to adjourn or postpone the Special Meeting.

        A broker "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner signs and returns a proxy with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in "street name") but does not vote on a particular matter because the nominee does not have the discretionary voting power with respect to that matter and has not received instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters but not on non-routine matters. The proposals that Company stockholders are being asked to vote on at the Special Meeting are not considered routine matters and accordingly brokers or other nominees may not vote without instructions.

        If a broker non-vote occurs, the broker non-vote will count for purposes of determining a quorum. A broker non-vote is not a vote cast. The broker non-vote will not affect the outcome of the votes on the Share Issuance proposal or the advisory, non-binding proposal on the Potential Payments Under Compensation Arrangements. A broker non-vote will have the same effect as a vote "AGAINST" the Reverse Stock Split Charter Amendment proposal and will not be counted in the tabulation of the results of the proposal to permit the proxies to adjourn or postpone the Special Meeting.

Submission of Proxies

        If your common stock is held by a broker, bank or other nominee (i.e., in "street name"), you will receive instructions from that person or entity that you must follow in order to have your shares of common stock voted. If you give the broker instructions, your shares will be voted as you direct. If you do not give instructions, the broker will not vote your shares on any proposal at the Special Meeting, as set forth above.

        If you hold your common stock in your own name and not through your broker or another nominee, you may vote your shares at the Special Meeting or by proxy in one of three ways:

  •
  By using the Internet website and instructions listed on the proxy card;

  •
  By using the toll-free telephone number listed on the proxy card; or

  •
  By signing, dating and mailing the enclosed proxy card in the postage-paid envelope.

        Whichever of those methods you select to transmit your instructions, the proxy holders will vote your shares in accordance with those instructions. If you return a proxy card without specific voting instructions, your proxy will be voted by the proxy holders as recommended by the Board of Directors.

        Vote by Internet.    If you are a stockholder of record, you may also choose to submit your proxy on the Internet. The website for Internet proxy submission and the unique control number you will be required to provide are on the proxy card. Internet proxy submission is available 24 hours a day and will be accessible until 11:59 p.m., Eastern time, on November 13, 2014. If you are a beneficial owner, please refer to your proxy card or the information provided by your bank, broker, custodian or record holder for information on Internet proxy submission. As with telephone proxy submission, you will be given the opportunity to confirm that your instructions have been properly recorded. If you hold shares through a broker or other custodian, please check the voting form used by that firm to see if it offers Internet proxy submission. If you vote on the Internet, please note that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, for which you will be responsible. If you submit your proxy on the Internet, you do not need to return your proxy card.

        Vote by Telephone.    If you hold your common stock in your own name and not through your broker or another nominee, you can vote by telephone by following the instructions provided on the Internet voting site, or if you requested proxy material, by following the instructions provided with your proxy material and on your proxy card. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern time, on November 13, 2014. If you are a beneficial owner, please refer to your proxy card or the information provided by your bank, broker, custodian or record holder for information on telephone proxy submission. If you hold shares through a broker or other custodian, please check the voting form used by that firm to see if it offers telephone proxy submission. Easy-to-follow voice prompts allow you to vote your shares of stock and confirm that your instructions have been properly recorded. The Company's telephone voting procedures are designed to authenticate stockholders by using individual control numbers. If you vote by telephone, you do not need to return your proxy card.

        Vote by Mail.    A proxy card is enclosed for your use. To submit your proxy by mail, the Company asks that you sign and date the accompanying proxy and, if you are a stockholder of record, return it as soon as possible in the enclosed postage-paid envelope or pursuant to the instructions set out in the proxy card. If you are a beneficial owner, please refer to your proxy card or the information provided to you by your bank, broker, custodian or record holder. When the accompanying proxy is returned properly executed, the shares of common stock represented by it will be voted at the Special Meeting in accordance with the instructions contained therein.

        Voting in Person.    If you wish to vote in person at the Special Meeting, a ballot will be provided at the Special Meeting. However, if your shares are held in the name of your bank, broker, custodian or other record holder, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Special Meeting. You should allow yourself enough time prior to the Special Meeting to obtain this proxy from the holder of record.

Revocation of Proxies

        You may revoke your proxy at any time prior to the close of voting at the Special Meeting by doing any one of the following:

  •
  complete, sign, date and submit another proxy (a properly executed, valid proxy will revoke any previously submitted proxies);

  •
  re-vote by telephone or on the Internet;

  •
  provide written notice of revocation to our Corporate Secretary; or

  •
  attend the Special Meeting and vote in person.

 Solicitation of Proxies

        This solicitation is made on behalf of the Company's Board of Directors and the Company will pay the costs of soliciting and obtaining proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals. Proxies may be solicited, without extra compensation, by the Company's officers and employees in person or by mail, telephone, fax or other methods of communication. The Company has engaged Georgeson, Inc. to assist it in the distribution and solicitation of proxies at a fee of $15,000, plus reimbursement of out of pocket expenses. The Company will also reimburse brokers and other custodians, nominees and fiduciaries for their expenses in sending these materials to you and getting your voting instructions.

Householding

        Under SEC rules, a single set of annual reports and proxy statements may be sent to any household at which two or more Company stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses for the Company. Brokers with accountholders who are stockholders may be householding the Company's proxy materials. As indicated in the notice previously provided by these brokers to Company stockholders, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected Company stockholder. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. Company stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.

MARKET PRICE OF OUR COMMON STOCK

        Our common stock is listed for trading on the NYSE under the symbol "STRI." The following table sets forth, for the fiscal quarters indicated, the high and low sales prices per share as reported on the NYSE.

	Market Price Range
	High	Low
Fiscal Year Ending December 31, 2014:
Fourth Quarter (through October 6, 2014)	$1.48	$1.33
Third Quarter	1.75	0.80
Second Quarter	1.67	1.14
First Quarter	1.85	1.31
Fiscal Year Ended December 31, 2013:
Fourth Quarter	$2.69	$1.22
Third Quarter	2.79	1.61
Second Quarter	3.43	1.80
First Quarter	3.12	1.92
Fiscal Year Ended December 31, 2012:
Fourth Quarter	$3.10	$1.93
Third Quarter	4.73	2.91
Second Quarter	5.12	3.01
First Quarter	11.49	4.29

        On August 11, 2014, the last trading day prior to the date of the public announcement of our entering into the Purchase Agreement, the closing price of our common stock on the NYSE was $1.32 per share. On October 6, 2014, the last practicable trading day prior to the mailing of this proxy statement, the closing price of our common stock on the NYSE was $1.33 per share. You are encouraged to obtain current market quotations for our common stock.

        We have not declared or paid cash dividends on our common stock during the two most recent fiscal years. In connection, and as a condition to, the Closing, the Board of Directors will declare a Special Dividend to be paid to all stockholders, other than the Purchaser. If the Closing does not occur, the Board of Directors does not intend to declare the Special Dividend.

 SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Beneficial ownership of shares is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe based upon the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Percentage of beneficial ownership is based upon 26,564,324 shares of common stock outstanding as of October 3, 2014. Shares of common stock subject to options currently exercisable or exercisable within 60 days of October 3, 2014, ("presently exercisable stock options") are deemed to be outstanding and beneficially owned by the person holding the options for the purposes of computing the percentage of beneficial ownership of that person and any group of which that person is a member, but are not deemed outstanding for the purpose of computing the percentage of beneficial ownership for any other person. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares of common stock held by them. Unless otherwise indicated, the address for each holder listed below is STR Holdings, Inc., 18 Craftsman Road, East Windsor, CT 06088. The following table sets forth information regarding the beneficial ownership of shares of our common stock as of October 3, 2014 for:

Name of Beneficial Owner	Amount and Nature Of Ownership	Percent of class*
5% Stockholders
Zhen Fa New Energy (U.S.) Co. Ltd.(1)	8,210,116	30.9%
Zha Zhengfa(1)	8,210,116	30.9%
T. Rowe Price Associates, Inc.(2)	3,921,785	14.8%
Riley Investment Management, LLC(3)	2,177,270	8.2%
Lloyd I. Miller, III(4)	1,665,820	6.3%
BlackRock Institutional Trust Company, N.A.(5)	1,526,386	5.7%
Directors, Purchaser Nominees and Named Executive Officers
Andrew Africk(7)	1,666,925	6.3%
Robert S. Yorgensen(8)	1,263,736	4.6%
Dennis L. Jilot(6)(8)	1,171,429	4.3%
John A. Janitz(8)	442,020	1.7%
Alan N. Forman(8)	237,500	*
Joseph C. Radziewicz(8)	117,078	*
Robert M. Chiste	109,783	*
Andrew M. Leitch	66,565	*
Eugene Cha	—	*
Qu Chao	—	*
Xin (Cindy) Lin	—	*
Directors, Purchaser nominees and executive officers as a group	5,075,036	18.9%

*
Less than one percent of the outstanding shares of common stock

(1)
Based solely on a Schedule 13D filed with the SEC by the Purchaser and Mr. Zha Zhengfa on August 21, 2014. In connection with the execution of the Purchase Agreement and as an inducement to enter into the Purchase Agreement, the Purchaser entered into Voting Agreements with certain members of Company management and certain significant stockholders of the Company. The Purchaser reported it owns no shares of common stock. For purposes of Rule 13d-3 under the Exchange Act, however, as a result of entering into the Voting Agreements, the Purchaser and Zha Zhengfa, due to his 98% indirect ownership of the Purchaser, may be deemed to possess shared voting power over 8,210,116 shares of common stock that are beneficially owned by certain of Company management and the significant stockholders. The 8,210,116 shares of common stock over which the Purchaser and Mr. Zhengfa reported that they may be deemed to have shared voting represent approximately 30.9% of the shares of common stock outstanding. The Purchaser anticipates pledging the Purchased Shares at Closing on behalf of the Zhenfa Group as collateral in support of borrowings obtained under the Zhenfa Group credit line from the Chongqing Branch of the Export-Import Bank of China ("Exim"). Borrowings under that credit line are expected to be incurred to fund a portion of the Purchase Price. The Purchaser will retain all voting, and dispositive power over the pledged Purchased Shares. The principal business address of the Purchaser is 2422 W. Remington Place, Chandler, Arizona 85286. The principal business address of Mr. Zhengfa is 27th Floor, No. 4 Gemini Building, No. 12 North Qingfeng Road, Yubei District, Chongqing City, China.

(2)
Based solely upon a Form 13F filed with the SEC by T. Rowe Price Associates, Inc. on August 14, 2014. T. Rowe Price Associates, Inc. reported it had sole dispositive power over 3,921,785 shares and sole voting power over 688,885 shares. The principal business address of T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

(3)
Based solely upon a Schedule 13G filed with the SEC by Riley Investment Partners, LP, Riley Investment Management, LLC, B. Riley & Co., LLC, and Bryant R. Riley on August 29, 2014. Includes (i) 989,540 shares owned jointly by Mr. Riley and his wife, (ii) 188,000 shares held in custodial accounts for the benefit of Mr. Riley's family members, of which he is custodian, (iii) 5,128 restricted shares Mr. Riley received in his capacity as a director of the Company, (iv) 407,202 shares owned by Riley Investment Partners, LP of which Mr. Riley is the managing member of Riley Investment Management, LLC, its General Partner, (v) 487,400 shares owned by B. Riley & Co., LLC. of which Mr. Riley is the Chairman and (vi) 100,000 shares owned directly by the BRC Profit Sharing Plan, which as trustee of such plan, Mr. Riley may be deemed to beneficially own. The principal business address of the reporting persons is 111000 Santa Monica Boulevard, Suite 800, Los Angeles, California 90025. Mr. Riley resigned from the Board of Directors effective August 13, 2014.

(4)
Based solely upon a Schedule 13G filed with the SEC by Lloyd I. Miller, III on April 17, 2014. Mr. Miller reported he had sole voting and dispositive power over 1,665,820 shares. The principal business address of Mr. Miller is 222 Lakeview Avenue, Suite 160-365, West Palm Beach, Florida 33401.

(5)
Based solely upon a Form 13F filed with the SEC by BlackRock Institutional Trust Company, N.A. on August 6, 2014. BlackRock Institutional Trust Company, N.A. reported it had sole voting and dispositive power over 1,526,386 shares. The principal business address of BlackRock Institutional Trust Company, N.A. is 400 Hoard Street, San Francisco, California 94105.

(6)
Includes 101,824 shares of common stock held directly by Mr. Jilot, 321,656 shares of common stock held by The Dennis L. and Linda L. Jilot Family Trust and 67,816 shares that are held by Dennis L. Jilot, as Trustee of The Dennis L. Jilot Annuity Trust Agreement dated April 16, 2012. Mr. Jilot and Linda L. Jilot are co-trustees of The Dennis L. and Linda L. Jilot Family Trust and have equal voting and dispositive power over the shares of stock held by The Dennis L. and Linda L. Jilot Family Trust. Also includes 67,816 shares that are held by Linda L. Jilot, as Trustee of The Linda L. Jilot

  Annuity Trust Agreement dated April 16, 2012, referred to as the Linda L. Jilot Annuity Trust. Linda L. Jilot is Mr. Jilot's spouse. Mr. Jilot disclaims ownership of the shares held by Linda L. Jilot Annuity Trust, except to the extent of any pecuniary interests therein.

(7)
Based solely upon a Schedule 13G filed with the SEC by Andrew Africk on May 1, 2014. Mr. Africk reported he had sole voting and dispositive power over 1,666,925 shares. The principal business address of Mr. Africk is c/o Searay Capital LLC, 1 Lincoln Plaza, 35th Floor, New York, New York 10023.

(8)
Includes the following presently exercisable stock options as applicable: Mr. Jilot—612,317; Mr. Yorgensen—784,285; Mr. Forman—187,500; Mr. Radziewicz—117,078; Mr. Janitz—185,505; and all current directors and executive officers as a group—1,886,685.

 SUBMISSION OF STOCKHOLDER PROPOSALS

        Proposals of stockholders pursuant to Rule 14a-8 of the Exchange Act that are intended to be presented at the 2015 annual meeting of stockholders must be received by us at our executive offices in East Windsor, Connecticut, on or before January 1, 2015, to be eligible for inclusion in our proxy statement and form of proxy relating to that meeting and to be introduced for action at the meeting. In accordance with our bylaws, for business to be properly brought before a meeting, but not included in the proxy statement pursuant to Rule 14a-8 of the Exchange Act, a stockholder must submit a proposal, including nominations for the Board of Directors, not earlier than January 13, 2015 and not later than February 12, 2015. If the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after the anniversary of the prior year's annual meeting, to be timely, notice must be received no later than the close of business on the tenth day following the day on which notice of the annual meeting was mailed or publicly disclosed (which for this purpose shall include any and all filings of the Company made on the SEC's EDGAR system or any similar public database maintained by the SEC), whichever occurs first.

OTHER MATTERS

        At this time, we know of no other matters to be submitted to our stockholders at the Special Meeting or any adjournment or postponement of the Special Meeting. If any other matters properly come before the Special Meeting or any adjournment or postponement of the Special Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent in accordance with their best judgment.

WHERE YOU CAN FIND MORE INFORMATION

        The Company files reports, proxy statements and other information with the SEC under the Exchange Act. You may obtain copies of this information in person or by mail from the public reference room at the SEC, 100 F Street, N.E., Room 1024, Washington, D.C. 20549, at prescribed rates. You may obtain information on the operation of the public reference room by calling the SEC at (800) SEC-0330 or (202) 942-8090. The SEC also maintains an Internet website that contains reports, proxy statements and other information about issuers like the Company, which file electronically with the SEC. The address of that site is http://www.sec.gov.

        Statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to "incorporate by reference" into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Special Meeting:

  •
  Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on March 13, 2014;

  •
  Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, filed with the SEC on May 7, 2014;

  •
  Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, filed with the SEC on August 12, 2014;

  •
  Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 1, 2014;

  •
  Current Reports on Form 8-K, filed with the SEC on January 17, 2014, January 31, 2014, February 18, 2014, March 4, 2014, March 7, 2014, March 21, 2014, May 19, 2014, July 11, 2014, August 12, 2014, August 14, 2014, August 15, 2014 and October 2, 2014; and

  •
  The description of the common stock set forth in its Registration Statement on Form 8-A, filed with the SEC on November 5, 2009.

        Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference in this proxy statement.

        Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by written or telephonic request directed to the Company's Investor Relations department, 18 Craftsman Road, East Windsor, Connecticut 06088, telephone: (860) 763-7014, x7437, on the Company's website at www.strsolar.com or from the SEC through the SEC's website at the address provided above. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

        THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED OCTOBER 7, 2014. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A
Stock Purchase Agreement

ANNEX A

STOCK PURCHASE AGREEMENT

by

and between

STR HOLDINGS, INC.

AND

ZHEN FA NEW ENERGY (U.S.) CO., LTD.

Dated as of August 11, 2014

STOCK PURCHASE AGREEMENT

        This STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of August 11, 2014 ("Effective Date"), is made and entered into by and among STR Holdings, Inc., a Delaware corporation (the "Company"), and Zhen Fa New Energy (U.S.) Co., Ltd., a Nevada corporation (the "Purchaser") (each a "Party", and collectively, the "Parties").

RECITALS

        WHEREAS, the Company manufactures solar panel encapsulation;

        WHEREAS, the Purchaser is a U.S. Subsidiary of (Zhenfa Energy Group Co., Ltd.), a Chinese limited liability company (License Number: 500903000056264) specializing in the solar energy industry and photovoltaic power generation system construction, integration, and operation ("Parent");

        WHEREAS, the Company desires to issue and sell to the Purchaser an aggregate of 27,632,130 shares (the "Purchased Shares") of the authorized but unissued common stock, $0.01 par value per share, of the Company (the "Common Stock") at a price per share of $0.784 (the "Purchase Price"), representing an aggregate investment by the Purchaser in the Company of $21,663,590;

        WHEREAS, based on the number of shares of Common Stock outstanding as of July 31, 2014, the Purchased Shares would represent 51% of the total number of shares of Common Stock immediately following the Closing (as defined herein) under this Agreement;

        WHEREAS, the Parties have agreed that the aggregate Purchase Price for all of the Purchased Shares be funded in part by the deposit by the Purchaser of $3,200,000 (the "Deposit"), in United States dollars and in immediately available funds, to the Company on the Effective Date, which Deposit, together with $200,000 of Prior Payments (as defined herein) previously made by the Purchaser to the Company, shall be credited against such aggregate Purchase Price at the Closing or shall, subject to certain exceptions, be refunded to the Purchaser (together with accrued interest on the Deposit) if this Agreement shall be terminated prior to the Closing upon certain terms and conditions described in this Agreement;

        WHEREAS, as a condition to the consummation of the sale of the Purchased Shares, immediately prior to the Closing on the Closing Date (as defined herein), the Company shall declare a special dividend to be paid to the holders (other than the Purchaser) of all then-outstanding shares of Common Stock ("Stockholders") at the close of the Business Day (as defined herein) selected as the record date for the payment therefor in an amount equal to $0.85 per share ("Special Dividend");

        WHEREAS, based on the number of shares of Common Stock outstanding as of July 31, 2014, the Special Dividend would be paid in respect of an aggregate of 26,548,520 shares of Common Stock, representing an aggregate payment of $22,566,242, which amount shall be funded from the payment of the aggregate Purchase Price plus other available cash of the Company;

        WHEREAS, the combination of the aggregate Purchase Price and the aggregate amount of the Special Dividend implies an aggregate transaction value of $1.60 per share of Common Stock for the Company and its Stockholders;

        WHEREAS, in connection the sale of the Purchased Shares, the Parties desire to establish a strategic relationship which, among other things, would include an agreement for the Parent's assistance with the marketing, sales and distribution of the Company's encapsulant products to Chinese solar module manufacturers in substantially the form attached hereto as Exhibit A (the "Sales Services Agreement");

        WHEREAS, the Parties desire that the Company use commercially reasonable efforts to maintain the Company's continued compliance with the listing standards of the New York Stock Exchange ("NYSE") and in relation thereto have agreed that it would be in the best interests of the Company to request that its Stockholders approve a reverse split of its Common Stock, at a rate to be determined by the Board of Directors (as defined herein) following consultations with the Purchaser (the "Reverse Stock Split"), which Reverse Stock Split may be implemented following the Closing hereunder;

        WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to the Company's willingness to enter into this Agreement, Parent has provided a guarantee in favor of the Company (the "Guarantee"), which Guarantee provides, subject to the terms and conditions contained therein, for a guarantee by the Parent of certain obligations of the Purchaser under this Agreement to the extent expressly provided therein; and

        WHEREAS, the Company desires to sell and issue and the Purchaser desires to purchase the Purchased Shares, and the Parties desire to effect the other aspects of their strategic relationship on the terms and subject to the conditions set forth in this Agreement.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in this Agreement, the Parties agree as follows:

ARTICLE I
CERTAIN DEFINITIONS

        "Affiliate" of any Person means with respect to any Person, another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. For purposes of this definition, the term "control" (including the correlative terms "controlling," "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context requires otherwise, for purposes of this Agreement, neither the Parent nor the Purchaser shall be considered an "Affiliate" of the Company, and the Company shall not be considered an "Affiliate" of Parent or Purchaser.

        "Agreement" shall have the meaning set forth in the Preamble.

        "Acquisition Proposal" means any unsolicited bona fide written offer, proposal, inquiry, or indication of interest (other than an offer, proposal, inquiry, or indication of interest by the Purchaser or its Affiliates) contemplating or otherwise relating to any Acquisition Transaction.

        "Acquisition Transaction" means any transaction or series of transactions involving:

          (a)   Any merger, consolidation, share exchange, business combination, issuance of securities, acquisition of securities, tender offer, exchange offer, or other similar transaction (i) in which the Company or any of its Subsidiaries is a constituent corporation, (ii) in which a Person or "group" (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of securities representing more than fifteen percent (15%) of the outstanding securities of any class of voting securities of the Company or any of its Subsidiaries, or (iii) in which the Company or any of its Subsidiaries issues or sells securities representing more than fifteen percent (15%) of the outstanding securities of any class of voting securities of the Company or any of its Subsidiaries; or

          (b)   Any sale (other than sales of inventory in the ordinary course of business), lease (other than in the ordinary course of business), exchange, transfer (other than sales of inventory in the ordinary course of business), license (other than nonexclusive licenses in the ordinary course of business), acquisition, or disposition of any business or businesses or assets that constitute or account for fifteen percent (15%) or more of the consolidated net revenues, net income, or assets of the Company and its Subsidiaries, taken as a whole (other than in connection with a liquidation or winding up of the business of the Company and its Subsidiaries).

        "Board of Directors" means the board of directors of the Company.

        "Business Day" means any day other than those days on which banks in New York, New York are required or authorized to close.

        "CFIUS" shall mean the Committee on Foreign Investment in the United States.

        "Chinese Government Approvals" shall have the meaning set forth in Section 4.2(b).

        "Closing" shall have the meaning set forth in Section 2.3.

        "Closing Date" shall have the meaning set forth in Section 2.3.

        "Code" shall mean the United States Internal Revenue Code of 1986, as amended.

        "Common Stock" shall have the meaning set forth in the Recitals.

        "Company" shall have the meaning set forth in the Preamble.

        "Company Benefit Plans" means any employee welfare benefit plan (within the meaning of Section 3(1) of ERISA), employee pension benefit plan (within the meaning of Section 3(2) of ERISA), bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, restricted stock, phantom stock, stock appreciation right, change of control, retirement, vacation, severance, disability, death benefit, hospitalization, medical, worker's compensation, supplementary unemployment benefits, or other plan, arrangement, or understanding (whether or not in writing) or any employment agreement providing compensation or benefits to any current or former employee, officer, director, or independent contractor of the Company or any of its Subsidiaries or any beneficiary thereof or sponsored, entered into, maintained, or contributed to, as the case may be, by the Company or any of its Subsidiaries or their ERISA Affiliates or with respect to which the Company and its Subsidiaries or their ERISA Affiliates otherwise have any liabilities or obligations..

        "Company Contract" means any Contract: (a) to which the Company or any of its Subsidiaries is a party; (b) by which the Company or any of its Subsidiaries or any asset of the Company or any of its Subsidiaries is or may become bound or under which the Company or any of its Subsidiaries has, or may become subject to, any obligation; or (c) under which the Company or any of its Subsidiaries has or may acquire any right or interest.

        "Company IP" means all Intellectual Property owned, used or held for use by the Company or any of the Subsidiaries.

        "Company SEC Documents" shall mean the documents filed (but not "furnished") by the Company with the SEC pursuant to the Securities Act, Exchange Act, and the rules and regulations of the SEC since December 31, 2013.

        "Company Stock Options" shall have the meaning set forth in Section 3.5(b)(ii).

        "Confidentiality Agreement" means the confidentiality agreement entered into by and between the Company and Zhenfa New Energy Science & Technology Co., Ltd., an Affiliate of the Parent, on May 27, 2014.

        "Consent" means any approval, consent, ratification, permission, waiver, or authorization (including any Governmental Authorization).

        "Contamination" shall have the meaning set forth in Section 3.9(b)(ii).

        "Contemplated Transactions" shall mean the transactions contemplated in accordance with and subject to the terms of this Agreement and the other Transaction Agreements.

        "Continuing Director" shall have the meaning set forth in Section 5.1(a).

        "Continuing Directors Committee" shall have the meaning set forth in Section 5.1(a).

        "Contract" means any written, oral, or other agreement, contract, subcontract, lease, understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan, or commitment or undertaking of any nature.

        "Controlled Group Liability" means any and all liabilities under (i) Title IV of ERISA, (ii) Section 302 of ERISA, (iii) Sections 412 and 4971 of the Code, and (iv) corresponding or similar provisions of foreign laws or regulations, in each case, other than such liabilities that arise solely out of, or relate solely to, the Company Benefit Plans.

        "Copyrights" means all copyrights, copyrightable works, semiconductor topography and mask work rights, and applications for registration thereof, including all rights of authorship, use, publication, reproduction, distribution, performance transformation, moral rights, and rights of ownership of copyrightable works, semiconductor topography works, and mask works, and all rights to register and obtain renewals and extensions of registrations, together with all other interests accruing by reason of international copyright, semiconductor topography, and mask work conventions.

        "Department of Labor" means the United States Department of Labor.

        "Department of the Treasury" means United States Department of the Treasury.

        "Deposit" shall have the meaning set forth in the Recitals.

        "Designation Period" means a period of time ending at the close of business, Eastern Time, on the 15th Business Day following the date of this Agreement.

        "DGCL" means the Delaware General Corporate Law.

        "Director" means a member of the Board of Directors of the Company.

        "Disclosure Schedule" means a disclosure schedule that has been prepared by the Company and has been delivered by the Company to the Purchaser on the date of this Agreement.

        "EDGAR" means the computer system for the receipt, acceptance, review and dissemination of documents submitted to the SEC in electronic format.

        "Effective Date" shall have the meaning set forth in the Preamble.

        "Encumbrance" means any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest, or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset, and any restriction on the possession, exercise, or transfer of any other attribute of ownership of any asset).

        "Entity" means any corporation (including any nonprofit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company, or joint stock company), firm, society, or other enterprise, association, organization, or entity.

        "Environmental Law" shall have the meaning set forth in Section 3.9(b)(i).

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

        "ERISA Affiliate" means, with respect to any entity, trade, or business, any other entity, trade, or business that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade, or business, or that is a member of the same "controlled group" as the first entity, trade, or business pursuant to Section 4001(a)(14) of ERISA.

        "ESPP" shall have the meaning set forth in Section 6.3(e)(ii).

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Facilities" means any real property, leaseholds, or other interests currently or formerly owned or operated by the Company or any of its Subsidiaries and any buildings, plants, structures, or equipment (including motor vehicles, tank cars, and rolling stock) currently or formerly owned or operated by the Company or any of its Subsidiaries.

        "GAAP" means generally accepted accounting principles for financial reporting in the United States.

        "Governmental Authorization" means any: (a) permit, license, certificate, franchise, permission, variance, clearance, registration, qualification, or authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement; or (b) right under any Contract with any Governmental Body.

        "Governmental Body" means any: (a) nation, state, commonwealth, province, territory, county, municipality, district, or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign, or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body, or Entity and any court or other tribunal).

        "Guarantee" shall have the meaning set forth in the Recitals.

        "Hazardous Substance" shall have the meaning set forth in Section 3.9(b)(iv).

        "Intellectual Property" means collectively, all intellectual property and other similar proprietary rights in any jurisdiction throughout the world, whether owned, used, or held for use under license, whether registered or unregistered, including such rights in and to: (a) Trademarks, and the goodwill associated therewith, (b) Patents and inventions, invention disclosures, discoveries, and improvements, whether or not patentable, (c) Trade Secrets, and confidential information and rights to limit the use or disclosure thereof by any Person, (d) all works of authorship (whether copyrightable or not), Copyrights, and databases (or other collections of information, data works, or other materials), (e) software, including data files, source code, object code, firmware, mask works, application programming interfaces, computerized databases, and other software-related specifications and documentation, (f) designs and industrial designs, (g) Internet domain names, (h) rights of publicity and other rights to use the names and likeness of individuals, (i) moral rights, and (j) claims, causes of action, and defenses relating to the past, present, and future enforcement of any of the foregoing; in each case of (a) to (i) above, including any registrations of, applications to register, and renewals and extensions of, any of the foregoing with or by any Governmental Body in any jurisdiction.

        "IRS" shall mean the Internal Revenue Service.

        "Issued Patents" means all issued patents, reissued or reexamined patents, revivals of patents, utility models, certificates of invention, registrations of patents, and extensions thereof, regardless of country or formal name, issued by the United States Patent and Trademark Office and any other Governmental Body.

        "Knowledge" means, with respect to the Company, the actual knowledge of the chief executive officer, chief financial officer or the general counsel of the Company and its Subsidiaries, or with respect to the Purchaser, the actual knowledge of the chief executive officer and chief financial officer of Parent and the President of Purchaser.

        "Legal Proceeding" means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative, or appellate proceeding), hearing, inquiry, audit, examination, or investigation commenced, brought, conducted, or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

        "Legal Requirement" means any federal, state, local, municipal, foreign, or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling, or requirement issued, enacted, adopted, promulgated, implemented, or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of the NYSE).

        "License Agreement" means any Contract, whether written or oral, and any amendments thereto (including license agreements, sub-license agreements, consulting agreements, research agreements, development agreements, distribution agreements, consent to use agreements, customer or client contracts, coexistence, nonassertion or settlement agreements, but excluding sales of products in the ordinary course of business), pursuant to which any interest in, or any right to use or exploit, any Intellectual Property has been granted.

        "Lien" means any pledge, lien, charge, mortgage, encumbrance, or security interest of any kind or nature.

        "Material Adverse Effect" means any event, state of facts, circumstance, development, change, effect or occurrence that is or would reasonably be expected to be, individually or in the aggregate, materially adverse to (i) the business, condition (financial or otherwise), assets, or results of operations of the Company and its Subsidiaries taken as a whole, or (ii) the ability of the Company to consummate the Contemplated Transactions or to perform any of its obligations under the Agreement, other than in the case of clause (i) or (ii) above, any event, state of facts, circumstances, development, change, effect or occurrence resulting from (A) changes in general economic, regulatory or political conditions or in the securities, credit or financial markets in general, (B) general changes or developments in the business in which the Company and its Subsidiaries operate, including any changed in applicable Legal Requirements affecting such business, (C) the negotiation, execution, announcement, existence of performance of this Agreement or the Contemplated Transactions, including (x) any fees or expenses incurred in connection therewith, and (y) the impact of the foregoing on relationships with customers, suppliers, employees and regulators, (D) the identity of Purchaser or any of its Affiliates as the purchaser of the Purchased Shares, (E) compliance with the terms of, or the taking of any action expressly required to be taken by the Company pursuant to this Agreement or expressly consented to by the Purchaser after the date hereof, (F) any acts of terrorism or war or any natural disaster or weather-related event, (G) changes in GAAP or the interpretation thereof, (H) changes in the price or trading volume of the Common Stock (provided that this clause (H) shall not be construed as providing that the change, event, circumstance, development, occurrence or state of facts giving rise to such change in price or trading volume does not constitute or contribute to a Material Adverse Effect on the Company), (I) any failure to meet internal or published projections, forecasts or revenue or earning predictions or any downward revisions for any period (provided that this clause (I) shall not be construed as providing that the change, event, circumstance, development, occurrence or state of facts giving rise to such failure does not constitute or contribute to a Material Adverse Effect on the Company), or (J) any action, suit, investigation or proceeding made, brought or threatened by any holder of capital stock of the Company, on the holder's own behalf or on behalf of the Company on a derivative basis (other than any actions, suits, investigations or proceedings made, brought or threatened by any of the Company's officers or directors), arising out of or related to any of the transactions contemplated hereby, including those transactions contemplated by this Agreement, except, in the case of the foregoing clause (A), (B) or (F), to the extent such changes or developments referred to therein would reasonably be expected to have a materially disproportionate negative impact on the Company and its Subsidiaries, taken as a whole, compared to other comparable participants in the Company's industries.

        "Material Contract" shall have the meaning set forth in Section 3.7(a).

        "NYSE" shall have the meaning set forth in Recitals.

        "Off-Balance Sheet Arrangement" means off-balance sheet arrangements as defined in Item 303(a)(4) of Regulation S-K of the SEC.

        "Order" means any order, injunction, judgment, decree, ruling, stipulation, assessment, or arbitration award of any Governmental Body or arbitrator.

        "Parent" shall have the meaning set forth in the Recitals.

        "Party" or "Parties" shall have the meaning set forth in the Preamble.

        "Patents" means the Issued Patents and the Patent Applications.

        "Patent Applications" means all published or unpublished nonprovisional and provisional patent applications, reexamination proceedings, invention disclosures, and records of invention.

        "PBGC" means the Pension Benefit Guaranty Corporation, an independent agency of the U.S. Government created by ERISA.

        "Permitted IP Encumbrances" means (i) Encumbrances for Taxes, assessments and governmental charges or levies not yet due and payable or that are being contested in good faith and by appropriate proceedings and for which adequate accruals or reserves have been provided on the Company's financial statements; (ii) mechanics, carriers', workmen's, repairmen's, materialmen's or other liens or security interests that are incurred in the ordinary course of business for amounts which are not delinquent and, in each case that do not adversely affect in any material respect the current use of the applicable property or are being contested in good faith and by appropriate proceedings; (iii) non-exclusive licenses in the ordinary course of business; (iv) Encumbrances imposed by applicable Laws (other than any such Encumbrance imposed pursuant to Section 430(k) of the Code or by Section 303(k) of ERISA); (v) pledges or deposits to secure obligations under workers' compensation Laws or similar legislation or to secure public or statutory obligations; (vi) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business; and (vii) non-exclusive licenses relating to Intellectual Property granted in the ordinary course of business.

        "Person" means any individual, Entity, or Governmental Body.

        "Post-Closing Board" shall have the meaning set forth in Section 5.1(a).

        "Prior Payments" means all amounts paid prior to the date hereof to the Company pursuant to the terms of the certain letter agreement by and between the Company and the Parent dated as of June 19, 2014.

        "Proprietary Rights" means any: (a)(i) Issued Patents, (ii) Patent Applications, (iii) Trademarks, fictitious business names, and domain name registrations, (iv) Copyrights, (v) Trade Secrets, and (vi) all other ideas, inventions, designs, manufacturing and operating specifications, technical data, and other intangible assets, intellectual properties, and rights (whether or not appropriate steps have been taken to protect, under applicable Legal Requirements, such other intangible assets, properties, or rights); or (b) any right to use or exploit any of the foregoing.

        "Proxy Statement" means the proxy statement to be sent to the Company's stockholders in connection with the Company Stockholders Meeting.

        "Purchase Price" shall have the meaning set forth in Section 2.1.

        "Purchased Shares" shall have the meaning set forth in the Recitals.

        "Purchaser" shall have the meaning set forth in the Preamble.

        "Purchaser Disclosure Schedule" means a disclosure schedule that has been prepared by the Purchaser and has been delivered by the Purchaser to the Company on the date of this Agreement.

        "Registered Copyrights" means all Copyrights for which registrations have been obtained or applications for registration have been filed in the United States Copyright Office or any other Governmental Body.

        "Registered Trademarks" means all Trademarks for which registrations have been obtained or applications for registration have been filed in the United States Patent and Trademark Office or any other Governmental Body.

        "Registration Rights Agreement" means that certain registration rights agreement to be entered into on the Closing Date between the Company and the Purchaser in substantially the form attached hereto as Exhibit B.

        "Regulation S-K" means SEC Regulation S-K.

        "Regulation S-X" means SEC Regulation S-X.

        "Representatives" means officers, directors, employees, managers, agents, attorneys, accountants, advisors, and representatives of a Party or its Affiliates.

        "Reverse Stock Split" shall have the meaning set forth in the Recitals.

        "SEC" means the United States Securities and Exchange Commission.

        "Securities Act" means the Securities Act of 1933, as amended.

        "SOX" shall mean the Sarbanes-Oxley Act of 2002.

        "Special Dividend" shall have the meaning set forth in the Recitals.

        "Stockholders" shall have the meaning set forth in the Recitals.

        "Subsidiary" means an Entity of which another Person directly or indirectly owns, beneficially or of record, (a) an amount of voting securities or other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity's board of directors or other governing body, or (b) at least 50% of the outstanding equity or financial interests of such Entity.

        "Tax" means any tax (including any income tax, franchise tax, capital gains tax, gross receipts tax, value-added tax, surtax, excise tax, ad valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, withholding tax, or payroll tax), levy, assessment, duty (including any customs duty), or fee, and any related charge or amount (including any fine, penalty, or interest), imposed, assessed, or collected by or under the authority of any Taxing Authority responsible for the imposition of any such tax, levy, assessment, duty, or fee.

        "Tax Return" means any return (including any information return), report, statement, declaration, schedule, notice, notification, form, election, certificate, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Taxing Authority in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax (including estimated Taxes).

        "Tax Ruling" shall have the meaning set forth in Section 3.21(i).

        "Taxing Authority" means any Governmental Body responsible for the administration or collection of any Tax.

        "Trade Secrets" means all product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, research and development, manufacturing or distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs (including object code), computer software and database technologies, systems, structures and architectures (and related processes, formulae, composition, improvements, devices, know-how, inventions, discoveries, concepts, ideas, designs, methods, and information), and any other information, however documented, that is a trade secret within the meaning of the applicable trade-secret protection Legal Requirements.

        "Trademarks" means all (a) trademarks, service marks, marks, logos, insignias, designs, names, or other symbols, (b) applications for registration of trademarks, service marks, marks, logos, insignias, designs, names, or other symbols, and (c) trademarks, service marks, marks, logos, insignias, designs, names, or other symbols for which registrations has been obtained.

        "Transaction Agreements" means the Registration Rights Agreement and the Sales Services Agreement.

ARTICLE II
SALE AND PURCHASE

        Section 2.1    Purchase and Sale of the Purchased Shares.     At the Closing, subject to the terms and conditions herein set forth and in reliance upon the respective representations and warranties of the Parties set forth herein, the Company hereby agrees to issue and sell, transfer and deliver the Purchased Shares to the Purchaser, and the Purchaser hereby agrees to purchase the Purchased Shares, at a price equal to $0.784 per share, representing an aggregate Purchase Price of $21,663,590.

        Section 2.2    Deliveries upon Execution of This Agreement.     In connection with the execution of this Agreement by the Parties:

          (a)    Deposit.    On the Effective Date, Purchaser shall deliver the Deposit, in United States dollars and in immediately available funds, to the Company, to such interest-bearing account as the Company may designate. The Company shall invest the Deposit in a commercial money market account and shall promptly provide the Purchaser with confirmation of the investments made. The Company shall not commingle the Deposit with any other funds. All interest accruing on the Deposit shall be deemed to be for the account of the Purchaser, and paid to the Purchaser upon Closing. Upon Closing, the Parties shall consider the Deposit as a credit reducing the amount of the Purchase Price otherwise owing to the Company pursuant to Section 2.1 hereof. Upon the occurrence of any Termination Event or any other failure to consummate the Contemplated Transactions, other than as a result of a Breach by Purchaser of this Agreement and/or a Breach by the Parent of the Guarantee as a result of which this Agreement is terminated by the Company pursuant to Section 10.1(a) hereof, the Deposit, together with accrued interest thereon, and all Prior Payments, without interest, shall be returned to the Purchaser no later than the tenth Business Day following the termination of this Agreement, by wire transfer of immediately available funds to such account as the Purchaser may designate. If the Company fails to pay the Deposit, together with accrued interest thereon, and all Prior Payments, without interest, when due in accordance with this Section 2.2(a), the Company shall pay to the Purchaser interest on such overdue amount (for the period commencing as of the date such overdue amount was originally required to be paid and ending on the date such overdue amount is actually paid to the Purchaser in full) at a rate per annum equal to six percent (6%). Upon the occurrence of any Termination Event or any other failure to consummate the Contemplated Transactions as a result of a Breach by Purchaser of this Agreement and/or a material inaccuracy in or breach of, or any failure to perform or comply with a representation, warranty, covenant, obligation or other provision of the Guarantee by the Parent, the Deposit, together with accrued interest thereon, and all Prior Payments, without interest, shall be retained by the Company.

          (b)    Execution of Sales Services Agreement.    On the Effective Date, the Parties shall execute the Sales Services Agreement.

        Section 2.3    The Closing.     Subject to the terms and conditions contained herein, the closing of the purchase and sale of the Purchased Shares by the Purchaser under this Agreement (the "Closing") shall take place at 10:00 a.m. (Eastern Time) on the tenth Business Day following the satisfaction or waiver of the conditions set forth herein (such date, the "Closing Date"), at the offices of Polsinelli PC, 900 Third Avenue, 21st Floor, New York, New York, 10036, or such other time and place as the Parties may mutually determine; provided, however, that if the satisfaction or waiver of the conditions set forth herein shall occur less than ten Business Days prior to January 31, 2015 (or such later date as the parties may have mutually agreed upon pursuant to Section 10.1(d) herein), the Closing Date shall be no later than January 31, 2015 (or such later date as the parties may have mutually agreed upon pursuant to Section 10.1(d) herein).

        Section 2.4    Deliveries At Closing.

          (a)    Company Deliverables.    At the Closing, the Company shall deliver to the Purchaser:

              (i)  Stock certificates representing the Purchased Shares (or appropriate evidence of book-entry registration of the Purchased Shares in the name of Purchaser that are in book-entry form); and

             (ii)  The Registration Rights Agreement and the various other agreements, certificates, instruments and documents referred to in Article VI and VIII below in a form and substance reasonably acceptable to the Purchaser.

          (b)    Purchaser Deliverables.    At the Closing, the Purchaser shall deliver to the Company:

              (i)  The aggregate Purchase Price (minus the Deposit and any Prior Payments, each of which shall be credited against the Purchase Price) in United States dollars and in immediately available funds, to the Company, to such account as the Company may designate, by wire transfer in accordance with the Company's written instructions; and

             (ii)  The Registration Rights Agreement and the various other agreements, certificates, instruments, documents and items referred to in Article VI and VII below in a form and substance reasonably acceptable to the Company.

ARTICLE III
REPRESENTATIONS AND WARRANTIES AND COVENANTS OF THE COMPANY

        Except as disclosed in (i) the Company SEC Documents prior to the date of this Agreement (excluding any risk factor disclosure and disclosure of risks included in any "forward-looking statements" disclaimer or other statements included in such Company SEC Documents to the extent that they are predictive or forward-looking in nature) or (ii) the corresponding sections or subsections of the Disclosure Schedule, the Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

        Section 3.1    Organization.

          (a)    The Company.    The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware, its jurisdiction of incorporation, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the Company's properties owned, leased or operated by it or the nature of its business makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect on the Company. The Company has all requisite corporate power and authority to own, use and lease its properties and to carry on its business as it is now being conducted as described in the Company's SEC Documents.

          (b)    Subsidiaries.    Disclosure Schedule 3.1(b) lists each of the Company's subsidiaries ("Subsidiaries") and includes the name of the Subsidiary, its jurisdiction of incorporation or organization, and capitalization, including the percentage ownership held directly or indirectly by the Company and any other equity holder of subsidiary. Each of the Company's Subsidiaries set forth in Disclosure Schedule 3.1(b) is duly organized, validly existing and in good standing under the laws of the state of its jurisdiction of incorporation, is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the Subsidiary's properties or the nature of its business makes such qualification necessary, except where the failure to be so qualified or in good standing would not have Material Adverse Effect. Each Subsidiary has all requisite corporate power and authority to own, use and lease its properties and to carry on its business as it is now being conducted. Except as indicated on Disclosure Schedule 3.1(b), each Subsidiary is wholly owned by the Company.

        Section 3.2    Due Authorization.     The Company has all requisite corporate power and authority to execute and deliver this Agreement and each of the Transaction Agreements, to perform its obligations hereunder and thereunder and, subject to receipt of Stockholder approval, to consummate the Contemplated Transactions. The execution, delivery and performance of this Agreement, the Contemplated Transactions, and each of the Transaction Agreements have been duly and validly authorized by all necessary corporate action on the part of the Company (other than receipt of Stockholder approval. This Agreement and each of the Transaction Agreements have been duly and validly executed and delivered by the Company, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) (the "Enforceability Exception").

        Section 3.3    Non-Contravention.     The execution, delivery, and performance of the Contemplated Transactions and each of the Transaction Agreements will not, subject to obtaining Stockholder approval:

          (a)   Conflict with any provision of the certificate of incorporation or bylaws of Company;

          (b)   Require any consent, waiver, approval, order, authorization or permit of, or registration, filing with or notification to, any Governmental Body of the United States, other than such as have been made or obtained, except for (i) necessary filings with the SEC, (ii) such consents, approvals, orders, authorizations and regulations, declarations and filings as may be required under applicable state securities or blue sky laws, (iii) Stockholder approval of the Contemplated Transactions, (iv) a conclusion by CFIUS that there are no issues of national security sufficient to warrant further review of the Agreement, the Contemplated Transactions and related Transaction Agreements, (v) a filing with the State of Connecticut Department of Energy and Environmental Protection with respect to the 10 Water Street, Enfield, Connecticut facility within 10 days after the Closing, and (vi) such other approvals, waivers, authorizations, permits or and registrations that, if not obtained or made, would not have a Material Adverse Effect;

          (c)   Result in any violation of or the breach of or constitute a default (with or without notice or lapse of time or both) under, or give rise to any right of termination, forfeiture, cancellation or acceleration, transfer fees or guaranteed payments or a loss of a material benefit under, or require a consent, waiver or approval under any of the terms, conditions or provisions of any Material Contract filed as an exhibit to the Company SEC Documents, except for any such conflicts, violations, breaches, defaults, terminations, cancellations or accelerations, transfer fees or guaranteed payments or a loss of a material benefit under that, individually or in the aggregate, would not have a Material Adverse Effect;

          (d)   To the Knowledge of the Company after conducting reasonable inquiry, conflict with or violate the provisions of any order, writ, injunction, judgment, decree, statute, rule or regulation applicable to Company or any Subsidiary or any of their properties or assets, except for such conflicts or violations which would not result in a Material Adverse Effect; or

          (e)   Result in the creation of any lien, encumbrance, claim, security interest or restriction upon any material properties or assets or on any shares of capital stock of the Company or any of its Subsidiaries under any Material Contract except which would not result in a Material Adverse Effect.

        Section 3.4    Consents.     The Company has or will have by the Closing Date given any notice to or obtained any Consent from any third party required in connection with the execution and delivery of this Agreement or the consummation or performance, execution, delivery and performance of the Contemplated Transactions under the Transaction Agreements, except where the failure to provide such notices or obtain such Consent would not result in a Material Adverse Effect.

        Section 3.5    Capitalization.     As of July 31, 2014:

          (a)   The authorized capital stock of the Company consists of 200 million shares of Common Stock and 20 million shares of preferred stock ("Preferred Stock").

          (b)

              (i)  26,548,520 shares of Common Stock are issued and outstanding, all of which have been duly authorized and validly issued, and are fully paid and nonassessable and have been issued in compliance with all applicable federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities;

             (ii)  3,654,963 shares of Common Stock are reserved for issuance upon the exercise of outstanding stock options granted pursuant to the Company's employee stock plans (the "Company Stock Options"),

            (iii)  3,722 shares of Common Stock are held in the treasury of the Company,

            (iv)  1,764,410 shares of Company Common Stock are reserved for issuance pursuant to Company Stock Options not yet granted or other Company Benefit Plans, and

          (c)   No shares of Preferred Stock are issued and outstanding.

          (d)   There are no bonds, debentures, notes, or other indebtedness or, except for the Common Stock, other securities of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote.

          (e)   Except as set forth in Disclosure Schedule 3.5(e), there are no outstanding subscriptions, options, rights, warrants, convertible securities, stock appreciation rights, phantom equity, or other agreements or commitments obligating Company to issue, transfer, sell, redeem, repurchase or otherwise acquire any shares of its capital stock of any class.

          (f)    No preemptive right, co-sale right, registration right, right of first refusal or other similar right exists with respect to the issuance and sale of the Purchased Shares and there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.

          (g)   The Purchased Shares to be sold pursuant to the Agreement have been duly authorized, and when issued and paid for in accordance with the terms of the Agreement, will be duly and validly issued, fully paid and nonassessable and will have been issued in compliance with all applicable federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.

        Section 3.6    Legal Proceedings.

          (a)   To the Knowledge of the Company, there is no pending Legal Proceeding (i) that has been commenced by or against the Company or any of its Subsidiaries that could individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (ii) that challenges, or that would reasonably be expected to have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions.

          (b)   To the Knowledge of the Company, no Legal Proceeding that if pending would be required to be disclosed under the preceding paragraph has been threatened.

          (c)   There are no orders, injunctions, judgments, decrees, rulings, stipulations, assessments, or arbitration awards of any Governmental Body or arbitrator outstanding against the Company or any of its Subsidiaries that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

        Section 3.7    Contracts; No Defaults.

          (a)   The Company has made available to the Purchaser copies of each Material Contract, except to the extent any such agreement has been filed without redaction and with all schedules and exhibits prior to the date of this Agreement as an exhibit to a Company SEC Document that is publicly available on EDGAR. For purposes of this Agreement, "Material Contract" means each Company Contract (including any amendment thereto) in effect as of the date hereof that:

              (i)  Constitutes a material contract (as such term is defined in Item 601(b)(10) of Regulation S-K);

             (ii)  Is a joint venture, alliance or partnership agreement that is material to the conduct of the business of the Company and its Subsidiaries, taken as a whole;

            (iii)  Evidences, governs, or relates to indebtedness for borrowed money or creating any guaranty or suretyship obligation of the Company or any of its Subsidiaries in an amount in excess of $200,000;

            (iv)  Other than purchases and sales of goods and services in the ordinary course of business consistent with past practices, involves aggregate annual (based on the twelve (12) month period ended December 31, 2013) payments of cash by or to the Company or any of its Subsidiaries in excess of $500,000;

             (v)  Relates to an acquisition or divestiture and contains currently surviving "earn-out" or other contingent obligations that obligate the Company or any of its Subsidiaries to make payments, or would reasonably be expected to result in payments, in excess of $200,000;

            (vi)  That purports to restrict materially the business activity of the Company or any of its Subsidiaries or any of their Affiliates or to limit materially the freedom of the Company or any of its Subsidiaries or any of their Affiliates to engage in any line of business or to compete with any Person or in any geographic area or to hire or retain any Person;

           (vii)  Is an employment, severance, bonus, indemnification or consulting contract with any current executive officer of the Company or any member of the Board (other than a Company Benefit Plan);

          (viii)  Relates to the acquisition, transfer, development, sharing, or license of any Proprietary Rights (except for any Contract pursuant to which (A) any Proprietary Rights are licensed to the Company or any of its Subsidiaries under any third- party software license generally available to the public, or (B) any Proprietary Rights are licensed by the Company to any Person on a nonexclusive basis);

            (ix)  Constitutes, incorporates, or relates to any warranty, indemnity, or similar obligation, except for standard product warranties substantially identical to the standard forms of customer contracts previously delivered by the Company to the Purchaser; or

             (x)  (A) to which any Governmental Body is a party or under which any Governmental Body has any rights or obligations, or (B) directly or indirectly benefits any Governmental Body (including any subcontract or other Contract between the Company or any of its Subsidiaries and any contractor or subcontractor to any Governmental Body).

          (b)   Each Material Contract is valid and in full force and effect, and is enforceable in accordance with its terms, except as would not have a Material Adverse Effect; provided, however, that such enforcement may be subject to the Enforceability Exception.

          (c)   Except as set forth in Disclosure Schedule 3.7(c):

              (i)  Neither the Company nor any of its Subsidiaries has violated or breached in any respect, or committed any default under, any Material Contract where such breach or default would reasonably be expected to have a Material Adverse Effect; and, to the Knowledge of the Company, no other Person has violated or breached in any respect, or committed any default under where such breach or default would reasonably be expected to have a Material Adverse Effect; and

             (ii)  Neither the Company nor any of its Subsidiaries has received any notice or other communication regarding any actual or possible material violation or breach of, or default under, any Material Contract.

        Section 3.8    Compliance with Legal Requirements, Governmental Authorizations.

          (a)   The Company and its Subsidiaries are in compliance with each Legal Requirement that is or was applicable to any of them or to the conduct or operation of their business or the ownership or use of any of their assets except for instances of non-compliance that, individually and in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

          (b)   Neither the Company nor any of its Subsidiaries has received any written notice or, to the Knowledge of the Company, any other communication from any Governmental Body or any other Person regarding (i) any actual, alleged, possible, or potential violation of, or failure to comply with, any Legal Requirement that has not heretofore been cured and for which there is no remaining liability, or (ii) any actual, alleged, possible, or potential obligation on the part of the Company or any of its Subsidiaries to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

        Section 3.9    Environmental and Safety Laws.

          (a)   Except as set forth in the Company SEC Reports or Disclosure Schedule 3.9(a):

              (i)  The Company and its Subsidiaries are, and at all times have been, in compliance, in all material respects, with applicable Environmental Laws, including, without limitation, having all permits, licenses and other approvals and authorizations necessary under applicable Environmental Laws for the operation of their respective businesses as currently conducted;

             (ii)  To the Knowledge of the Company after conducting reasonably inquiry, none of the properties currently or formerly owned, leased or operated by the Company or any of its Subsidiaries ("Facilities") contain any Contamination requiring investigation or remediation under applicable Environmental Laws;

            (iii)  To the Knowledge of the Company after conducting reasonably inquiry, there are no civil, criminal or administrative actions, suits, demands, claims, hearings, investigations or proceedings pending or threatened, against the Company or any of its Subsidiaries alleging violation of any Environmental Law, a Release of Hazardous Substances from the Facilities, or arising from the off-site disposal, treatment, storage, or transportation of Hazardous Substances from the Company's or any of its Subsidiaries' operations;

            (iv)  Neither the Company nor any of its Subsidiaries has received any notice, demand, letter, claim, or request for information, and neither the Company nor any of its Subsidiaries is aware of any pending or threatened notice, demand, letter, claim, or request for information, alleging that the Company or any of its Subsidiaries may be in violation of, liable under, or have obligations under any Environmental Law;

             (v)  Neither the Company nor any of its Subsidiaries is subject to any Orders or other arrangements with any Governmental Body or to any indemnity or other agreement with any third party relating to liability or obligation under any Environmental Law or relating to Hazardous Substances;

            (vi)  Neither the Company nor any of its Subsidiaries has generated, stored, treated, disposed of, released, transported or arranged for transportation of any Hazardous Substance in violation of any applicable Environmental Law from the Facilities, which violation remains outstanding;

           (vii)  There are no sites or locations at which either the Company or any of its Subsidiaries is currently undertaking any investigative, remedial, response or corrective action as required by Environmental Laws or a Governmental Body;

          (viii)  None of the Facilities are listed in the National Priorities List or any other list, schedule, log, inventory, or record maintained by any Governmental Body with respect to sites from which there is or has been a Release of any Hazardous Substance or any Contamination;

            (ix)  There are currently no above-ground or underground storage tanks at the Facilities, nor have there been above-ground or underground storage tanks at the Facilities; and

             (x)  To the Knowledge of the Company after conducting reasonably inquiry, there are no Liens against any of the Facilities arising under any Environmental Law.

          (b)   As used in this Agreement:

              (i)  "Environmental Law" means any foreign or United States, federal, state, or local law, statute, rule, or regulation or the common law relating to the environment or occupational health and safety, including any statute, regulation, administrative decision, or order pertaining to (A) treatment, storage, disposal, generation, and transportation of industrial, toxic, infectious, biological, radioactive, or hazardous materials or substances or solid, medical, mixed, or hazardous waste, (B) air, water, and noise pollution, (C) groundwater and soil contamination, (D) the release or threatened release into the environment of industrial, toxic, infectious, biological, radioactive, or hazardous materials or substances, or solid, medical, mixed, or hazardous waste, including emissions, discharges, injections, spills, escapes, or dumping of pollutants, contaminants, or chemicals, (E) the protection of wildlife, marine life, and wetlands, including all endangered and threatened species, (F) storage tanks, vessels, containers, abandoned or discarded barrels, and other closed receptacles, (G) health and safety of employees and other persons, or (H) manufacturing, processing, using, distributing, treating, storing, disposing, transporting, or handling of materials regulated under any law as pollutants, contaminants, toxic, infectious, biological, radioactive, or hazardous materials or substances or oil or petroleum products or solid, medical, mixed, or hazardous waste.

             (ii)  "Contamination" means the presence of, or Release on, under, from, or to, any property of any Hazardous Substance, except the routine storage and use of Hazardous Substances from time to time in the ordinary course of business, in compliance with Environmental Laws and in compliance with good commercial practice.

            (iii)  "Release" or "Released" means the spilling, leaking, disposing, discharging, emitting, depositing, injecting, leaching, escaping, or any other release, however defined, and whether intentional or unintentional, of any Hazardous Substance. The term "Release" shall include any threatened release.

            (iv)  "Hazardous Substance" means any substance that is (A) listed, classified, regulated, or which falls within the definition of a "hazardous substance," "hazardous waste," or "hazardous material" pursuant to any Environmental Law, (B) any petroleum product or by-product, asbestos-containing material, lead-containing paint, pipes or plumbing, PCBs, radioactive materials, or radon, or (C) any other substance which is the subject of regulatory action by any Governmental Body pursuant to any Environmental Law.

          (c)   Disclosure Schedule 3.9(c) sets forth a complete and correct list of all documents (whether in hard copy or electronic form) that contain any environmental, human health and safety, or natural resources reports, investigations, or audits relating to the Facilities (whether conducted by or on behalf of the Company, any of its Subsidiaries, or a third party, and whether done at the initiative of the Company or any of its Subsidiaries or directed by a Governmental Body or other third party) which were issued or conducted during the past five (5) years and of which the Company or any of its Subsidiaries has possession or to which the Company or any of its Subsidiaries has access. A complete and correct copy of each such document has been delivered to the Purchaser.

        Section 3.10    Insurance.     Except as would not have a Material Adverse Effect, (a) all insurance policies maintained by the Company and its Subsidiaries are in full force and effect and all premiums due and payable thereon have been paid, (b) neither the Company nor any of its Subsidiaries is in breach or default of any of such insurance policies, and neither the Company nor any of its Subsidiaries has taken any action, or failed to take any action, which, with notice or the lapse of time, would constitute such a breach or default or permit termination or modification of any of such insurance policies and (c) such insurance policies are sufficient for compliance with (i) all Legal Requirements applicable to the conduct of the Company's business as described in the Company SEC Documents and (ii) the express requirements of all Contracts to which the Company or its Subsidiaries are parties or otherwise bound. The Company has heretofore made available to the Purchaser true, correct and complete copies of all material insurance policies maintained by or on behalf of the Company except to the extent any such policy has been filed without redaction and with all schedules and exhibits prior to the date of this Agreement as an exhibit to a Company SEC Document that is publicly available on EDGAR. Neither the Company nor any of its Subsidiaries has received any written notice from or on behalf of any insurance carrier issuing policies or binders relating to or covering the Company or any of its Subsidiaries that there will be a cancellation or nonrenewal of existing policies or binders, or that alteration of any equipment or any improvements to real estate occupied by or leased to or by the

Company or any of its Subsidiaries, purchase of additional equipment, or material modification of any of the methods of doing business, will be required.

        Section 3.11    Interests of Officers and Directors.     None of the officers or directors of the Company or any of its Subsidiaries or any of their respective Affiliates (other than the Company and its Subsidiaries) has any interest in any property, real or personal, tangible or intangible, used in or pertaining to the business of the Company and its Subsidiaries, or in any supplier, distributor, or customer of the Company and its Subsidiaries, or any other relationship, Contract, or understanding with the Company and its Subsidiaries, except as disclosed in the Company SEC Documents filed prior to the date hereof and except for the normal rights of a Stockholder and rights under the Company Benefit Plans and the Company Stock Options.

        Section 3.12    Compliance with U.S. Foreign Corrupt Practices Act and Other Applicable Anticorruption Laws.     Neither the Company nor any Subsidiary of the Company nor, to the Knowledge of the Company, any director, officer, agent or employee of the Company or any Subsidiary of the Company has, on behalf of the Company or any Subsidiary of the Company (i) used any funds of the Company for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, or (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended (the "FCPA"), or any other federal, foreign, or state anti-corruption or anti-bribery Law or similar Legal Requirement applicable to the Company or any Subsidiary of the Company. The Company and each of its Subsidiaries have instituted and maintained policies, procedures, and controls designed to ensure continued compliance with all such federal, foreign or state anticorruption or anti-bribery laws and with all similar Legal Requirements, domestic and foreign.

        Section 3.13    Internal Controls.

          (a)   The Company and its Subsidiaries have implemented and maintain a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) that comply with the requirements set forth in the Exchange Act and is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP.

          (b)   Since the filing of the Company's most recent annual report on Form 10-K with the SEC:

              (i)  There have not been any changes in the Company's and its Subsidiaries' internal controls over financial reporting that have materially affected, or are reasonably likely to materially affect, the Company's and its Subsidiaries' internal controls over financial reporting;

             (ii)  All significant deficiencies and material weaknesses in the design or operation of the Company's and its Subsidiaries' internal controls over financial reporting which are reasonably likely to adversely affect the Company's and its Subsidiaries' ability to record, process, summarize, and report financial information have been disclosed to the Company's outside auditors and the audit committee of the Board of Directors; and

            (iii)  There has not been any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's and its Subsidiaries' internal controls over financial reporting.

        Section 3.14    Financial Statements.

          (a)   Each of the financial statements (including, in each case, any notes thereto) contained or incorporated by reference in the Company SEC Documents complied in all material respects with the rules and regulations of the SEC as of the date of the filing of such reports, was prepared in accordance with GAAP, and fairly presents the consolidated financial position of the Company and its consolidated Subsidiaries as at the respective dates thereof and their consolidated results of operations and consolidated cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein including the notes thereto) in conformity with GAAP (except, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto).

          (b)   Neither the Company nor any of its Subsidiaries has or is subject to any Off-Balance Sheet Arrangement.

        Section 3.15    Company Solvency.     The Company is, and after giving effect to this Agreement, the Contemplated Transactions, and the Transaction Agreements, will be solvent which, for purposes of this Section 3.15 shall mean that the present fair salable value of the property and assets of the Company is greater than the amount that will be required to pay the Company's debts and liabilities as they become absolute and matured.

        Section 3.16    Reserved.

        Section 3.17    Reserved.

        Section 3.18    Title to Properties and Assets; Liens, Etc.     The Company has good and valid title to its properties and tangible assets, including the properties and assets reflected in the most recent balance sheet included in the financial statements of the Company and the related notes contained in the Company's SEC Documents, and, except as would not have a Material Adverse Effect, has a valid leasehold interest in its material leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent, (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company, and (c) those that have otherwise arisen in the ordinary course of business. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

        Section 3.19    Intellectual Property.

          (a)   All Issued Patents and Registered Trademarks, and any applications therefor, are set forth in Disclosure Schedule 3.19(a)(1). To the Knowledge of the Company, the Company and its Subsidiaries own or hold rights to all Company IP necessary for its business as currently conducted, free and clear of all Encumbrances (except for Encumbrances that would not reasonably be expected to have a Material Adverse Effect on the Company); provided that neither the preceding representation and warranty nor any other representation or warranty in this Agreement shall be deemed to constitute a representation or warranty with respect to infringement or other violation of Proprietary Rights of third parties, which are addressed exclusively in Section 3.19(f), below.

          (b)   To the Knowledge of the Company, the Issued Patents and Registered Trademarks are valid, subsisting, and enforceable.

          (c)   Except as set forth in Disclosure Schedule 3.19(c), to the Knowledge of the Company, no person or entity is infringing, misappropriating, or otherwise violating any rights of the Company or any of its Subsidiaries with regard to Company IP.

          (d)   To the Knowledge of the Company, the Company and its Subsidiaries own all Trade Secrets necessary for the conduct of the Company's business as currently conducted, free and clear of all Encumbrances other than Permitted IP Encumbrances. The Company and its Subsidiaries have taken commercially reasonable actions to protect the confidentiality of their Trade Secrets and other confidential information. To the Knowledge of the Company, none of the Company's or its Subsidiaries' employees claims any ownership rights in any Trade Secrets or works of authorship used by the Company, or is under any contract or other agreement, or is subject to any judgment, decree or order of any court or administrative agency, that materially interferes with the performance of their duties to the Company or its Subsidiaries.

          (e)   The consummation of the Contemplated Transactions and compliance by the Company with the provisions of this Agreement will not result in the termination, cancellation, loss, or impairment of any Company IP, nor to the Knowledge of the Company require the payment of additional amounts or the consent of any third party in respect of, or result in the creation of any encumbrance in or upon any Company IP except as set forth in Disclosure Schedule 3.19(e).

          (f)    Except as set forth in Disclosure Schedule 3.19(f), neither the Company nor its Subsidiaries have received any communications alleging that the Company has violated any of the Proprietary Rights of any other Person, nor, to the Knowledge of the Company, is there any basis for such an allegation.

        Section 3.20    No Undisclosed Liabilities.     Except as set forth in Disclosure Schedule 3.20, as of the date hereof, the Company and its Subsidiaries have no liabilities or obligations of any nature (whether absolute, accrued, contingent, determined, determinable, choate, inchoate, or otherwise) required to be disclosed in a balance sheet prepared in accordance with GAAP, except for (a) liabilities or obligations reflected or reserved against in the consolidated balance sheet of the Company and its Subsidiaries as of March 31, 2014, or in the footnotes thereto, set forth in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2014, (b) current liabilities incurred in the ordinary course of business, consistent with past practice, since March 31, 2014, (c) liabilities and obligations incurred in connection with the Contemplated Transactions, this Agreement and the Transaction Agreements, or (d) liabilities or obligations of any nature which would not, individually or in the aggregate, reasonably be expected to exceed $500,000 in the aggregate.

        Section 3.21    Taxes.

          (a)    Tax Returns Filed.    Except as would not have, individually or in the aggregate, a Material Adverse Effect on the Company, as of the date of this Agreement, (i) the Company and its Subsidiaries have filed, or have caused to be filed on its behalf, all Tax Returns that are or were required to be filed by or with respect to any of them, either separately or as a member of a group of corporations, pursuant to applicable legal requirements (taking into account any extensions), (ii) all such Tax Returns (taking into account any amendments thereto) are true, complete and correct, and (iii) all Taxes shown to be due on such Tax Returns have been paid, except Taxes being contested in good faith or for which adequate reserves have been established.

          (b)    Withholdings.    The Company and each of its Subsidiaries have complied with all applicable Legal Requirements relating to the payment and withholding of Taxes (including withholding and reporting requirements under the (Code) or Code Sections 1441, 1442, 3121, 3402, and 3406 and similar provisions under any other Legal Requirements) and have, within the times and in the manner prescribed by applicable Legal Requirements, withheld from employee wages and paid over to proper Governmental Body all material amounts required to be so withheld and paid.

          (c)    Audits.    Except as set forth on Disclosure Schedule 3.21(c), there are no Audits with respect to any Taxes of the Company or any of its Subsidiaries currently in progress and no written notice from any Taxing Authority, that has not been previously resolved, has been received by the Company or any of its Subsidiaries as of the date hereof that any Audit is pending, proposed or asserted with regard to any Taxes or Tax Returns of the Company or any of its Subsidiaries. Each deficiency assessed with respect to any completed audit or examination relating to Taxes has been paid or is being contested in good faith or has been reserved for on the books of the Company. "Audit" means any audit, examination or similar administrative or court proceeding or controversy with respect to Taxes by a Taxing Authority.

          (d)    Tax Reporting.    The consolidated balance sheet of the Company and its Subsidiaries contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 reflects an adequate reserve (determined in accordance with GAAP) (excluding any reserves for deferred Taxes established to reflect timing differences between book and Tax income) for all Taxes payable by the Company and its Subsidiaries for all taxable periods and portions thereof accrued as of the date of such balance sheet (except with respect to matters contested in good faith or for which adequate reserves have been established in accordance with GAAP).

          (e)    Encumbrances.    No Encumbrances for Taxes exist with respect to any assets or properties of the Company or any of its Subsidiaries, except for statutory liens for Taxes not yet due and payable

          (f)    Tax Related Agreements.    Disclosure Schedule 3.21(f) lists, and the Company has delivered to the Purchaser copies of, any Tax Sharing Agreement, to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound. "Tax Sharing Agreement" shall mean all binding existing agreements or arrangements (whether or not written) that provide for the allocation, apportionment, sharing, indemnification, or assignment of any material Tax liability or benefit (excluding any indemnification or similar agreement or arrangement pertaining to the sale or lease of assets or subsidiaries and any advance pricing agreement, closing agreement or other agreement relating to Taxes).

          (g)    Statutes of Limitation.    Neither the Company nor any of its Subsidiaries has executed any outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns.

          (h)    Power of Attorney.    No power of attorney currently in force (other than powers of attorney authorizing employees of the Company or any of its Subsidiaries to act on behalf of the Company or any of its Subsidiaries) has been granted by the Company or any of its Subsidiaries concerning any Taxes or Tax Return.

          (i)    Tax Rulings.    Neither the Company nor any of its Subsidiaries has received or applied for a Tax Ruling. Neither the Company nor any of its Subsidiaries has entered into a Closing Agreement with any Governmental Body that would have a continuing effect after the Closing Date. "Tax Ruling" means a written ruling of a Governmental Body relating to Taxes. "Closing Agreement" means a written and legally binding agreement with a Governmental Body relating to Taxes.

          (j)    Change in Accounting Method.    Except as included in the determination of deferred income Tax, otherwise accrued or reserved for on the financial statements of the Company (or the notes thereto), or included in the Company SEC Reports filed as of the date hereof, neither the Company nor any of its Subsidiaries is required to include in income any adjustment pursuant to Section 481 of the Code by reason of a voluntary change in accounting method initiated by the Company or any of its Subsidiaries, and the IRS has not proposed in writing any such change in accounting method.

          (k)    Other Jurisdictions.    No written claim has ever been made by a Governmental Body in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that such entity is or may be subject to taxation by that jurisdiction.

          (l)    The Company has made available to the Purchaser complete and correct copies of all Tax Returns, and any amendments thereto, filed by or on behalf of, or which include, the Company or any of its Subsidiaries, for all taxable periods that have ended within the last five (5) years.

        Section 3.22    Employee Benefits.

          (a)   Except as set forth in Disclosure Schedule 3.22(a), in the last five (5) years, there has not been:

              (i)  Any adoption or material amendment by the Company or any of its Subsidiaries of any collective bargaining agreement or Company Benefit Plan, or

             (ii)  Any adoption of, or amendment to, or change in employee participation or coverage under, any Company Benefit Plans which would materially increase the expense of maintaining such Company Benefit Plans above the level of the expense incurred in respect thereof for the fiscal year ended on December, 2013.

          Except as set forth in Disclosure Schedule 3.22(a), neither the execution and delivery of this Agreement nor the consummation of the Contemplated Transactions will (either alone or in conjunction with any other event) result in or, cause the accelerated vesting or delivery of, or increase the amount or value of, any payment or benefit to any current or former employee, officer, director, or independent contractor of the Company and its Subsidiaries.

          (b)   Disclosure Schedule 3.22(b) includes a complete and correct list of all Company Benefit Plans.

          (c)   With respect to each Company Benefit Plan, the Company has delivered to the Purchaser a complete copy, if applicable, of: (i) each writing (or a written description of such Company Benefit Plan if not in writing) constituting a part of such Company Benefit Plan, including all plan documents (and amendments thereto), benefit schedules, trust agreements, insurance Contracts, administrator or service agreements, and other funding vehicles; (ii) the three most recent annual reports (Form 5500 Series) and accompanying schedule(s), if any; (iii) the current summary plan description and any material modifications thereto, if any; (iv) the three most recent annual financial reports and related accountant's opinions, if any; (v) the three most recent actuarial reports, if any; (vi) any correspondence with the IRS, Department of Labor, or the PBGC regarding any Company Benefit Plan; (vii) any discrimination tests for each Company Benefit Plan for the three most recent Plan years; and (viii) the most recent determination letter from the IRS, if any.

          (d)   Disclosure Schedule 3.22(d) identifies each Company Benefit Plan that is intended to be a "qualified plan" within the meaning of Section 401(a) of the Code ("Qualified Company Benefit Plans"). Except as set forth in Disclosure Schedule 3.22(d), the IRS has issued a currently effective determination letter (determined in accordance with Revenue Procedure 2007-44, or such future guidance issued by the IRS) with respect to each Qualified Company Benefit Plan that has not been revoked, and, to the Knowledge of the Company, there are no existing circumstances or any events that have occurred that could reasonably be expected to adversely affect the qualified status of any Qualified Company Benefit Plan or the related trust. Except as set forth in Disclosure 3.22(d), no Company Benefit Plan is intended to meet the requirements of Section 501(c)(9) of the Code.

          (e)   Except as set forth in Disclosure Schedule 3.22(e), all contributions required to be made to any Company Benefit Plan by applicable legal requirements or by any plan document or other contractual undertaking, and all premiums due or payable with respect to insurance policies funding any Company Benefit Plan, for any period through the date hereof have been timely made or paid in full or (in accordance with the Code and ERISA), to the extent not required to be made or paid on or before the date hereof, have been fully reflected on the financial statements contained in the Company's SEC Documents.

          (f)    Except as set forth in Disclosure Schedule 3.22(f), all Company Benefit Plans currently comply and, and for the preceding three (3) years, have complied and have administered, in form and operation, in all material respects in accordance with their terms and with all applicable legal requirements, including ERISA and the Code and, in the case of a Company Benefit Plan that is an employee pension benefit plan, the requirements of Sections 401(a) and 501(a) of the Code, and no event has occurred that could reasonably be expected to cause any such Company Benefit Plan to fail to comply with such requirements and no notice has been issued by any Governmental Body questioning or challenging such compliance.

          (g)   Except as set forth in Disclosure Schedule 3.22(g), each Plan that constitutes a "Group Health Plan" (as defined in Section 607(1) of ERISA or Code Section 4980B(g)(2)), including any plans of current and former affiliates which are required to be taken into account under Code Sections 4980B and 414(t) or Sections 601-608 of ERISA, has been operated in material compliance with applicable Legal Requirements, including the continuation coverage requirements of Section 4980B of the Code and Section 601 of ERISA and the portability and nondiscrimination requirements of Code Sections 9801 and 9802 and Sections 701-707 of ERISA, to the extent such requirements are applicable, and neither the Company nor any of its Subsidiaries has any material liability for life, health, medical, or other welfare benefits in respect of former employees or beneficiaries or dependents thereof, except for health continuation coverage as required by Section 4980B of the Code or part 6 of title I of ERISA .

          (h)   Except as set forth in the Company SEC Documents or alternatively, in Disclosure Schedule 3.22(h), no Company Benefit Plan (i) is or has, within the preceding six (6) years, been subject to title IV or Section 302 of ERISA or Section 412 or 4971 of the Code, (ii) is or has, within the preceding six (6) years, been a "Multiemployer Plan" within the meaning of Section 4001(a)(3) of ERISA, or (iii) is or has, within the preceding six (6) years, been a plan that has two or more contributing sponsors at least two of whom are not under common control, within the meaning of section 4063 of ERISA or Section 413(c) of the Code (a "Multiple Employer Plan").

          (i)    Except as set forth in Disclosure Schedule 3.22(i), all Company Benefit Plans covering foreign employees of the Company and its Subsidiaries materially comply with applicable legal requirements and are fully funded and/or book reserved to the extent required by applicable law.

          (j)    Except as set forth in Disclosure Schedule 3.22(j), there are no pending or, to the Knowledge of the Company, threatened claims (other than claims for benefits in the ordinary course), lawsuits, or arbitrations which have been asserted or instituted against the Company Benefit Plans, any fiduciaries thereof with respect to their duties to the Company Benefit Plans, or the assets of any of the trusts under any of the Company Benefit Plans which would reasonably be expected to result in any material liability to the Company or any of its Subsidiaries, the PBGC, the Department of the Treasury, the Department of Labor, or any Multiemployer Plan.

          (k)   Disclosure Schedule 3.22(k) contains a complete and correct list as of the date of this Agreement of all loans and advances made by the Company or any of its Subsidiaries to any employee, director, consultant, or independent contractor, other than routine travel and expense advances made to employees in the ordinary course of business. The Company and its Subsidiaries have not, since March 31, 2014, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Company and no such loans extended or made prior thereto remain outstanding. Disclosure Schedule 3.22(k) identifies any extension of credit maintained by the Company and its Subsidiaries to which the second sentence of Section 13(k)(1) of the Exchange Act applies.

          (l)    Except as set forth in Disclosure Schedule 3.22(l), each Company Benefit Plan that is a "nonqualified deferred compensation plan" (within the meaning of Section 409A(d)(1) of the Code) has, for the preceding three (3) years, been operated in material compliance with Section 409A of the Code, and the Treasury Regulations issued under Section 409A of the Code, and any subsequent guidance relating thereto, and no additional tax under Section 409A(a)(1)(B) of the Code has been or could reasonably be expected to be incurred by a participant in any such Company Benefit Plan, and, to the Knowledge of the Company, no employee of the Company or any of its Subsidiaries is entitled to any gross-up or otherwise entitled to indemnification by the Company and its Subsidiaries, for any violation of Section 409A of the Code.

          (m)  Except as set forth in Disclosure Schedule 3.22(m), neither the Company nor any of its Subsidiaries has used the services of workers provided by third-party contract labor suppliers, temporary employees, "Leased Employees" (as that term is defined in Section 414(n) of the Code), or individuals who have provided services as independent contractors, to an extent that would reasonably be expected to result in the disqualification of any of the Company Benefit Plans or the imposition of material penalties or excise Taxes with respect to any of the Company Benefit Plans by the IRS, the Department of Labor, or the PBGC.

        Section 3.23    No Material Adverse Change.     Except as set forth in the Company SEC Documents or other information provided to the Purchaser in writing by the Company prior to the Effective Date in contemplation of the Contemplated Transactions, since March 31, 2014, there has not been:

          (a)   Any change or development that would be reasonably likely to have a Material Adverse Effect;

          (b)   Any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of Company, or any repurchase, redemption or other acquisition by the Company or any of its Subsidiaries of any outstanding shares of capital stock or other securities of, or other ownership interests in, Company or any of its Subsidiaries; or

          (c)   Any damage, destruction or casualty loss, whether or not covered by insurance, that individually or in the aggregate would be reasonably likely to have a Material Adverse Effect.

        Section 3.24    Reporting Status.     The Company has filed or furnished (as applicable) all forms, documents, proxy statements and reports with the SEC required to be filed prior to the date hereof by the Company during the twelve months preceding the date of this Agreement. As of their respective filing dates or, if amended or supplemented prior to the date of this Agreement, as of the date of the last such amendment or supplement, such Company SEC Documents complied in all material respects with, the applicable requirements of Securities Act and the Exchange Act as the case may be and the applicable rules and regulations of the SEC promulgated thereunder, and the information contained therein did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        Section 3.25    No Manipulation of Stock.     The Company has not taken and will not, in violation of applicable law, take, any action outside the ordinary course of business designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Purchased Shares.

        Section 3.26    Investment Company.     None of the Company or any of its Subsidiaries is an "Investment Company", within the meaning of the Investment Company Act of 1940, as amended.

        Section 3.27    Takeover Statutes.     No "fair price," "moratorium," "control share acquisition," "business combination" or other similar anti-takeover statute or regulation (including Section 203 of the DGCL) enacted under any federal, state, local or foreign laws applicable to the Company is applicable to this Agreement, the Contemplated Transactions, and the Transaction Agreements. The Board of Directors has taken all actions so that the restrictions contained in Section 203 of the DGCL applicable to a "business combination" (as defined in such Section 203) will not apply to the execution, delivery or performance of this Agreement, the Contemplated Transactions, and the Transaction Agreements.

        Section 3.28    Private Placement.     The Company has not taken any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Purchased Shares, as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was within the exemptions from the provisions of Section 5 of the Securities Act.

        Section 3.29    Full Disclosure.     None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Proxy Statement will, at the time the Proxy Statement is mailed to the Stockholders of the Company or at the time of the Stockholders meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder.

        Section 3.30    Broker's Fees.     No broker, finder or investment banker is entitled to any brokerage, finder or other fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of the Company, aside from GreenTech Capital Advisors Securities, LLC, a true and correct copy of the Company's engagement letter with respect to which has been previously provided to the Purchaser.

        Section 3.31    Advisors.     The Company has reviewed with its own legal and tax advisors the federal, state, local and foreign legal and tax consequences of the Contemplated Transactions. With respect to such matters, the Company has relied solely on such advisors and not on any statements or representations of the Purchaser or any of their respective agents, written or oral.

        Section 3.32    Transactions with Affiliates.     Except as disclosed in any Company SEC Reports, there are no transactions, or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed transactions, or series of related transactions, between the Company or any of its Subsidiaries, on the one hand, and the Company's Affiliates (other than the Company's Subsidiaries) on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act.

        Section 3.33    No Other Representations.     Except for the representations and warranties contained in this Article III, neither the Company nor any other Person acting on behalf of the Company makes any representation or warranty, express or implied, with respect to the Company, its Subsidiaries or with respect to any other information provided to the Purchaser in connection with the Contemplated Transactions. Neither the Company nor any other Person will have or be subject to any liability or indemnification obligation to the Purchaser or any other Person resulting from the distribution to the Purchaser, or the Purchaser's use of, any such information, including any information, documents, projections, forecasts or other estimates, plans or budgets of future revenues, expenses or expenditures, future results of operations (or any component thereof) of the Company or any of its Subsidiaries or the future business, operations or affairs of the Company or any of its Subsidiaries made available to the Purchaser in certain "data rooms" (electronic or otherwise) or management presentations in expectation of the Contemplated Transactions, unless any such information is expressly included in a representation or warranty contained in this Article III.

ARTICLE IV
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER

        Section 4.1    Representations, Warranties and Covenants of the Purchaser.     The Purchaser represents and warrants to, and covenants with, the Company that:

          (a)   The Purchaser, taking into account the personnel and resources of its Affiliates that the Purchaser can practically bring to bear on the purchase of the Purchased Shares contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Purchased Shares, including investments in securities issued by the Company;

          (b)   The Purchaser or its counsel, accountants or other investment advisers have requested, received, reviewed and considered all information deemed relevant by them, including the Company SEC Documents, in making an informed decision to purchase the Purchased Shares;

          (c)   The Purchaser is acquiring the Purchased Shares in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Purchased Shares or any arrangement or understanding with any other persons regarding the distribution of such Purchased Shares;

          (d)   The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Purchased Shares except in compliance with the Securities Act, and the rules and regulations promulgated thereunder; provided, however, that through the date of the 2017 annual meeting of Stockholders of the Company (the "2017 Annual Meeting"), no transfer of any of the Purchased Shares or any other shares Common Stock may be made by Purchaser or any subsequent transferees of Purchaser who are subject to the terms of this Agreement, to (i) any Affiliate of the Purchaser expressly including, but not limited to, Parent, or (ii) any Person who is holding the shares directly or indirectly by, on behalf or for the benefit of the Purchaser or any Affiliate of Purchaser (including any agreement or understanding with the Purchaser or any such Affiliate within the meaning of Section 13d-3 of the Exchange Act), which is not a U.S. entity, unless otherwise consented to by the Continuing Directors Committee; and provided further, that any permitted transferee under the terms of this Agreement agrees to take and hold the Purchased Shares subject to the applicable provisions and upon the applicable conditions specified in this Agreement, and, as a condition precedent to the Company's recognizing such transfer, each transferee or assignee shall agree in writing to be subject to each of the terms of this Agreement, including the covenants and agreements set forth in Article V hereof, by executing and delivering to the Company such documents and instruments as the Continuing Directors Committee may reasonably request. Any proposed sale, transfer or pledge of the Purchased Shares or any other shares of Common Stock not made in compliance with the requirements of this Agreement shall be null and void ab initio, shall not be recorded on the books of the Company or its transfer agent and shall not be recognized by the Company. For the avoidance of doubt, a permitted transferee shall include any bona fide third party purchaser with no relationship to the Purchaser as described above.

          (e)   The Purchaser acknowledges that certificates representing such Purchaser's Purchased Shares shall bear the following legends:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR

    SUCH SECURITIES UNDER THE ACT, AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNLESS SUCH OFFER, SALE, TRANSFER OR HYPOTHECATION IS IN COMPLIANCE WITH THE REQUIREMENTS OF RULE 144 PROMULGATED UNDER THE ACT OR SUCH OTHER EXEMPTION FROM REGISTRATION.

            THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

          (f)    The Purchaser has conducted its own independent review and analysis of the business, assets, condition, operations and prospects of the Company and its Subsidiaries, and the Purchaser acknowledges that it has been provided access to the properties, premises and records of the Company and its Subsidiaries for this purpose. In entering into this Agreement, the Purchaser has relied solely upon its own investigation and analysis, and the Purchaser acknowledges that, except for the representations and warranties of the Company expressly set forth in Article III, none of the Company or its Subsidiaries nor any of their respective Representatives makes any representation or warranty, either express or implied, as to the accuracy or completeness of any of the information provided or made available to the Purchaser or any of its Representatives. Without limiting the generality of the foregoing, none of the Company or its Subsidiaries nor any of their respective Representatives or any other Person has made a representation or warranty to the Purchaser with respect to (a) any projections, estimates or budgets for the Company or its Subsidiaries or (b) except as expressly and specifically covered by a representation or warranty set forth in Article III, any material, documents or information relating to the Company or its Subsidiaries made available to the Purchaser or its Representatives in any "data room" (electronic or otherwise), confidential memorandum or otherwise.

        Section 4.2    Additional Covenants.

          (a)   None of the information supplied or to be supplied by or on behalf of the Purchaser for inclusion in the Proxy Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by or on behalf of the Purchaser for inclusion or incorporation by reference in the Proxy Statement will, at the time the Proxy Statement is mailed to the Stockholders of the Company or at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (b)   Purchaser Disclosure Schedule 4.2(b) sets forth a description of each and every applicable Government Authorization required under Chinese Legal Requirements or interpretations thereof necessary for the Purchaser to enter into and perform its obligations under this Agreement and the Contemplated Transactions and for the Parent to perform its obligations under the Guarantee (the "Chinese Government Approvals"). The Purchaser agrees that it shall use its commercially reasonable efforts to take all actions and to do all things necessary, proper, or advisable in order to secure and maintain the Chinese Government Approvals required for the Purchaser to execute, deliver and perform this Agreement and the other Transaction Agreements and to consummate the Contemplated Transactions. The Parties shall promptly advise each other of the receipt of any material notice or other communication from any Governmental Body, or any Person on behalf of any Governmental Body, in connection with the Chinese Government

  Approvals. Further, upon the request of a Party hereto, the non-requesting Party shall promptly provide to the requesting Party an update on the status of the Chinese Government Approvals.

        Section 4.3    Further Representations, Warranties and Covenants of the Purchaser.     The Purchaser further represents and warrants to, and covenants with, the Company that:

          (a)   The Purchaser is a corporation or limited partnership, as applicable, validly existing and in good standing under the laws of the jurisdiction of its organization;

          (b)   The Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and each of the Transaction Agreements, as applicable, to perform its obligations hereunder and thereunder and, to consummate the Contemplated Transactions. The execution, delivery and performance of this Agreement and the consummation of the Contemplated Transactions have been duly and validly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly and validly executed and delivered by the Purchaser, and, assuming the due authorization, execution and delivery hereof by the Company, constitutes a valid and binding obligation of the Purchaser enforceable against each of the Purchaser in accordance with its terms, except as enforceability may be limited by the Enforceability Exception;

          (c)   The execution and delivery of the Agreement, the purchase of the Purchased Shares to be acquired by the Purchaser under the Agreement, and the performance by the Purchaser of its obligations hereunder will not:

              (i)  Conflict with any provision of the charter, bylaws or other similar organizational documents of the Purchaser;

             (ii)  Require any consent, waiver, approval, order, authorization or permit of, or registration, filing with or notification to, any regulatory body, administrative agency, or other Governmental Body of the United States, other than such as have been made or obtained and except for a conclusion by CFIUS that there are no issues of national security sufficient to warrant further review of the Agreement, the Contemplated Transactions and related Transaction Agreements; or

            (iii)  Conflict with or violate the provisions of any order, writ, injunction, judgment, decree, statute, rule or regulation applicable to the Purchaser.

        Section 4.4    Share Ownership.     As of the date of this Agreement, neither the Purchaser nor any of its Affiliates owns, directly or indirectly, beneficially (as such term is used in Rule 13d-3 promulgated under the Exchange Act) or of record, any capital stock or other securities of the Company or any options, warrants or other rights to acquire capital stock or other securities of, or any other economic interest (through derivative securities or otherwise) in, the Company except with respect to the Purchaser pursuant to this Agreement.

        Section 4.5    Broker's Fees.     Neither the Purchaser nor any of its Affiliates has taken any action, and there is no arrangement made by or on behalf of the Purchaser or its Affiliates, that might result in the Company agreeing or becoming obligated to pay any brokerage, finder or other fee or commission in connection with the Contemplated Transactions.

        Section 4.6    Legal Proceedings.

          (a)   To the Knowledge of the Purchaser, there is no pending Legal Proceeding that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions.

          (b)   To the Knowledge of the Purchaser, no Legal Proceeding that if pending would be required to be disclosed under the preceding paragraph has been threatened.

          (c)   There are no orders, injunctions, judgments, decrees, rulings, stipulations, assessments, or arbitration awards of any Governmental Body or arbitrator outstanding against the Purchaser that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions.

        Section 4.7    Financing.     The Purchaser will have at Closing sufficient funds to pay the Purchase Price (less the Deposit and the Prior Payments, which shall be credited against the Purchase Price at the Closing in accordance with the terms hereof) and of the fees and expenses of the Purchaser related to the Contemplated Transactions.

        Section 4.8    Guarantee.     Concurrently with the execution of this Agreement, the Purchaser has delivered to the Company the Guarantee, duly executed by the Parent, in the form attached as Exhibit C to this Agreement. As of the Effective Date and as of the Closing Date, the Parent has and will have sufficient funds or binding written capital commitments to satisfy its obligations under the Guarantee.

ARTICLE V
ADDITIONAL AGREEMENTS

        Section 5.1    Board of Director Representation; Committee Composition.     Subject in each case to all fiduciary duties applicable to the Board of Directors, all committees thereof, all Directors (however nominated, designated, appointed or elected) and the Purchaser:(a) On or before the Closing, the Board of Directors shall cause the number of Directors that will comprise the full Board of Directors immediately following the Closing to consist of seven (7) Directors (the "Post-Closing Board"). Subject to the immediately following sentence, the Parties intend that the Post-Closing Board shall consist of (i) up to four (4) Directors designated by Purchaser prior to the expiration of the Designation Period and reasonably acceptable to the Board of Directors (the "Purchaser Directors"), at least two (2) of whom shall be independent (as defined under applicable NYSE listing standards) and shall be eligible and qualified to serve on the Audit Committee of the Board of Directors and the Compensation Committee of the Board of Directors (such eligibility determined in accordance with the rules and regulations of the SEC and the applicable NYSE listing standards), (ii) one (1) Director who, as of the Closing Date, is also the president or chief executive officer of the Company (the "CEO Director"), and (iii) two (2) Continuing Directors (as defined below). If the Purchaser does not timely designate one or more of the four (4) Purchaser Directors prior to the expiration of the Designation Period, the Board of Directors may designate additional incumbent Directors (the "Additional Incumbent Directors") to serve on the Post-Closing Board until the first date following the date on which the Company shall have filed with the SEC its Annual Report on Form 10-K for the 2014 fiscal year as of which all such remaining Purchaser Director(s) shall have been designated by the Purchaser and approved for election by the Continuing Directors Committee (as defined below) and the full Board of Directors (such date, the "Replacement Date"); provided, however, that the Replacement Date shall in no event be later than 120 days after the end of the Company's 2014 fiscal year; and provided further that the right of the Purchaser to designate the remaining Purchaser Directors on the Replacement Date shall be subject to the Purchaser (or any Affiliate of the Purchaser which is a permitted transferee of Purchased Shares from the Purchaser pursuant to Section 4.1(d) hereof) continuing to own all of the Purchased Shares on the Replacement Date. On the Replacement Date, each Additional Incumbent Director shall tender his or her resignation, to be effective upon the election to the Board of Directors of all such remaining Purchaser Directors by the Board of Directors. In the event that the Purchaser (or any Affiliate of the Purchaser which is a permitted transferee of Purchased Shares from the Purchaser pursuant to Section 4.1(d) hereof) continues to own all of the Purchased Shares at the time of the Company's filing of its definitive proxy for its 2015 annual meeting of Stockholders (the "2015 Annual Meeting"), any Purchaser Director who is then serving as a director shall be nominated by the Nominating and Corporate Governance Committee of the Board of Directors for election as a Director at the 2015

Annual Meeting. The term "Continuing Directors" shall for purposes of this Agreement mean those Directors of the Company as of the date hereof, other than the CEO Director, each of which shall meet the independence and committee eligibility criteria set forth in the second preceding sentence, selected to be Directors of the Company on the Post-Closing Board by the Board of Directors immediately following the expiration of the Designation Period, as well as any successors to any such Continuing Directors who take office after the Closing who are nominated, or proposed to the Nominating and Corporate Governance Committee of the Board of Directors for nomination, by the Continuing Directors Committee. For the avoidance of doubt, from the Closing Date until immediately prior to the 2017 Annual Meeting, all vacancies on the Board of Directors created by the cessation of service of a Continuing Director or a Purchaser Director, as applicable, shall be filled by a nominee proposed to the Nominating and Corporate Governance Committee of the Board of Directors by the Continuing Directors Committee (and such nominee shall thereafter be deemed to be a Continuing Director for all purposes of this Agreement) or by the remaining Purchaser Directors or the Purchaser (and such nominee shall thereafter be deemed to be a Purchaser Director for all purposes of this Agreement), respectively, and the Nominating and Corporate Governance Committee of the Board of Directors shall nominate all Continuing Directors and Purchaser Directors then serving as Directors for election as Directors at any Stockholder meeting called for the election of Directors; provided, however, that at any time from the Closing Date prior to the 2017 Annual Meeting on which no Continuing Director is then serving on the Board of Directors, the Purchaser and the CEO Director shall cooperate to identify and elect two (2) new Directors meeting the aforementioned independence and committee eligibility criteria applicable to Continuing Directors, whereupon such newly elected Directors shall be deemed to be Continuing Directors for all purposes of this Agreement. On or before the Closing, the Board of Directors shall appoint a committee, designated the "Continuing Directors Committee," which shall comprise the Continuing Directors, and which shall be empowered with all rights enumerated herein for the Continuing Directors Committee and the Continuing Directors, and with all necessary and the exclusive rights and authority to represent the Company in enforcing all matters under this Agreement, the Contemplated Transactions and the related Transaction Agreements. Without limiting the foregoing, such rights shall include the power and authority to take all actions required or permitted under the terms of this Agreement and the related Transaction Agreements with respect to the interests and rights of the Company including, without limitation, the appointment of the Coordination Committee, as defined and set forth in the Sales Services Agreement. Prior to the 2017 Annual Meeting, any amendment of or change to this Section 5.1, or any amendment to the Company's certificate of incorporation or bylaws which would affect or conflict with this provision, shall require the consent of the Continuing Directors Committee. Purchaser shall take all action necessary to vote any shares of Common Stock then held by it in favor of any nominee for Director made pursuant to this Section 5.1(a).

          (b)   Notwithstanding anything herein to the contrary, from the Closing through the date of the 2017 Annual Meeting, the parties shall use their good faith efforts to ensure that Board of Directors shall at all times consist of a majority of Directors who shall be considered independent, as defined under applicable NYSE listing standards. At least three Directors, including both independent Purchaser Directors designated by Purchaser, shall, at all times, be eligible and qualified to serve on the Audit Committee of the Board of Directors and the Nominating and Corporate Governance Committee of the Board of Directors, and at least one of the independent Directors designated by Purchaser shall, at all times, be eligible and qualified to serve on the Compensation Committee of the Board of Directors (such eligibility determined in accordance with the rules and regulations of the SEC and the applicable NYSE listing standards). The Parties hereby confirm their agreement that, following the Closing through the date of the 2015 Annual Meeting, two independent Purchaser Directors (provided that there are then two such directors) then serving on the Board of Directors shall be appointed to serve on the Audit Committee of the Board of Directors and the Nominating and Corporate Governance Committee of the Board of

  Directors, along with one independent Continuing Director, and one independent Purchaser Director and one independent Continuing Director shall be appointed to serve on the Compensation Committee of the Board of Directors; provided, however, that in the event there are not sufficient independent Purchaser Directors or Continuing Directors to effect the foregoing appointments, the Board of Directors shall nevertheless exercise its discretion to make appropriate appointments to such committees such that the Audit Committee and the Nominating and Corporate Governance Committee shall comprise exactly three (3) members, and the Compensation Committee of the Board of Directors shall comprise exactly two (2) members, in each case comprised of members meeting all applicable independence and eligibility criteria as described herein. In addition, until the 2017 Annual Meeting, each other committee appointed by the Board of Directors shall comprise at least one Continuing Director, and a Continuing Director shall be appointed as chair of all standing committees.

          (c)   Each of the independent Directors shall be entitled to receive reasonable and customary fees for his or her service as a director (which fees shall be set by the Board of Directors from time to time). Each of the independent Directors shall be entitled to be reimbursed by the Company for his or her reasonable out-of-pocket expenses incurred in connection with the performance of his or her duties as a director of the Company.

          (d)   The Parties shall take all necessary action pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder in order to fulfill the obligations under this Section 5.1 and shall include in the Proxy Statement such information with respect to the Purchaser Directors and any other information as is required under Section 14(f) and Rule 14f-1 in order to fulfill its obligations under this Section 5.1. No later than 15 Business Days following the date hereof, the Purchaser shall provide to the Company in writing, and the Purchaser shall be responsible for, any information with respect to the Purchaser, its officers and Affiliates and the Purchaser Directors required by Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder.

        Section 5.2    Future Purchases.     Subject to any limitations set forth in Section 5.5 hereof, if the Purchaser should elect to purchase additional shares of Common Stock after the Closing Date, the Company agrees to take all necessary corporate and other action if any, to ensure that the restrictions of section 203 of the DGCL shall not apply.

        Section 5.3    Waiver of Receipt of Special Dividend by Purchaser.     Upon the issuance of the Purchased Shares to the Purchaser, the Purchaser shall waive, and by executing this Agreement the Purchaser hereby knowingly, voluntarily and intentionally does waive, its right as a stockholder of the Company to participate in the Special Dividend the Company will declare on or about the Closing Date in an amount equal to $0.85 per share, which shall be funded in whole or in part from the aggregate Purchase Price. Without limiting the foregoing, the Purchaser agrees to promptly notify the Company in the event it inadvertently receives any portion of the Special Dividend, to hold any such receipt of the Special Dividend in trust and to promptly return any such receipt to the Company. The Purchaser hereby acknowledges that the Company is relying on this waiver to its detriment as a condition to entering into this Agreement and proceeding with the Contemplated Transactions.

        Section 5.4    Transactions with Affiliates.     From the Effective Date through the date of the 2017 Annual Meeting, any transactions, arrangements or Contracts between the Company and the Purchaser and their respective Affiliates and related parties, including without limitation this Agreement and the other Transaction Agreements, and any amendments, modifications or waivers thereto, shall be subject to the prior approval of the Continuing Directors Committee on behalf of the Company.

        Section 5.5    Standstill Agreement.

          (a)   Unless and until the Closing occurs, the standstill agreement set forth in Section 10 of the Confidentiality Agreement shall continue in full force and effect. Upon Closing, the standstill agreement set forth in this Section 5.5 shall supersede Section 10 of the Confidentiality Agreement. If the Closing shall not occur, Section 10 of the Confidentiality Agreement shall remain in full force and effect.

          (b)   Unless approved in advance by the Continuing Directors Committee, the Purchaser agrees that neither it nor any of its Affiliates, for a period of two (2) years after the Closing Date, will (i) acquire, offer to acquire or enter into any agreement to acquire, directly or indirectly, by purchase or otherwise, record or beneficial ownership (within the meaning of Section 13(d)(3) of the Exchange Act and the regulations promulgated thereunder) of any additional voting securities of the Company or direct or indirect rights or options to acquire (through purchase, exchange, conversion or otherwise) voting securities of the Company; or (ii) take any action individually or jointly with any partnership, limited partnership, syndicate, or other group or assist any other Person, corporation, entity or group in taking any action it could not take individually under the terms of this Agreement.

          (c)   Notwithstanding anything to the contrary contained in Section 5.5(b), the Purchaser shall have the right to purchase shares of Common Stock from time to time in order to continue to beneficially own up to an aggregate of 52% of the issued and outstanding Common Stock, and may own an amount in excess of such percentage to the extent resulting from actions taken by the Company or any other Stockholder (for example a repurchase of Common Stock by the Company or the forfeiture of unvested restricted Common Stock awards upon the departure of a Company employee in accordance with the terms of a Company Benefit Plan or award agreement related thereto); provided, however, that such percentage shall be reduced by the percentage of their shares of Common Stock which the Purchaser or any of its Affiliates transfer, assign or otherwise dispose of to any Person other than an Affiliate of the Purchaser; and, provided, further, this Section 5.5(c) shall not apply if the Purchaser or any of its Affiliates shall have transferred, assigned or otherwise disposed of greater than 20% of their shares of Common Stock to any Person other than an Affiliate of the Purchaser.

        Section 5.6    Continued Listing; Reporting Obligations.     Unless otherwise consented to by Purchaser and the Continuing Directors Committee, from the Effective Date through the date of the 2017 Annual Meeting:

          (a)   the Company will use commercially reasonable efforts necessary to remain in compliance with the NYSE continued listing standards. If after using commercially reasonable efforts, the Company is unable to remain in compliance with the NYSE continued listing standards, the Company will use commercially reasonable efforts to cause the Common Stock to become listed or quoted on another national securities exchange reasonably acceptable to the Purchaser;

          (b)   the Company shall continue to file all reports with the SEC under Sections 13 and/or 15(d) of Exchange Act, even if the Company may not be subject to the reporting requirements under Sections 13 and/or 15(d) of Exchange Act;

          (c)   the Company shall continue to carry on its business as a manufacturer of solar panel encapsulant products in the ordinary course consistent with past practice; and

          (d)   the Company will use commercially reasonable efforts to preserve substantially intact its present business organization, and to continue the employment and services of its current executive officers and key technical personnel in their respective current positions.

        Section 5.7    Further Assurances.     At any time or from time to time after the Effective Date, the Parties agree to cooperate with each other, and at the request of any other Party, to execute and deliver any further instruments or documents and to take all such further action as the other Party may reasonably request in order to evidence or effectuate and to otherwise carry out the intent of the Parties under this Article V.

ARTICLE VI
PRE-CLOSING COVENANTS

        Section 6.1    General.     Each Party to this Agreement shall use its commercially reasonable efforts to take all actions and to do all things necessary, proper, or advisable in order to consummate and make effective the Contemplated Transactions.

        Section 6.2    Notices and Consents.     The Company shall use its commercially reasonable efforts to secure as soon as practicable any necessary approvals and consents of third parties for the consummation of the Contemplated Transactions.

        Section 6.3    Conduct of Business.     During the period from the Effective Date and continuing until the earlier of the termination of this Agreement or the Closing Date, except as expressly contemplated or permitted by this Agreement or with the prior written consent of Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed) or as required by applicable Legal Requirements, the Company and each of its Subsidiaries shall carry on its business in the ordinary course consistent with past practice. The Company will use commercially reasonable efforts to (x) preserve substantially intact its present business organization and capital structure, and keep available the services of its current officers and employees the Company's business organization and that of each Subsidiary intact and (y) maintain its relations and goodwill with all suppliers, customers, landlords, creditors, licensors, licensees, employees, and other Persons having business relationships with the Company and each of its Subsidiaries. Without limiting the generality of the foregoing, and except for matters set forth on Disclosure Schedule 6.3 or as expressly contemplated or permitted by this Agreement or with the prior written consent of Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed) or as required by applicable Legal Requirements, the Company agrees that from the Effective Date to the earlier of the termination of this Agreement or the Closing Date, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, do or agree to do, any of the following:

          (a)   (A) declare, set aside, or pay any dividends (other than declaring the Special Dividend as contemplated herein) on, or make any other distributions (whether in cash, stock, or property) in respect of, any of its capital stock or other equity or voting interests, except for dividends by a direct or indirect wholly owned Subsidiary of the Company to its parent, (B) split, combine, or reclassify any of its capital stock or other equity or voting interests (other than in connection with the Reverse Stock Split at a rate to be determined by the Board of Directors following consultation with the Purchaser), or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for shares of its capital stock or other equity or voting interests, (C) purchase, redeem, or otherwise acquire any shares of capital stock or any other securities of the Company or any of its Subsidiaries or any options, warrants, calls, or rights to acquire any such shares or other securities (other than any Company Stock Options or shares of restricted stock pursuant to forfeiture conditions relating thereto or to satisfy tax withholding requirements) or (D) take any action that would result in any change of any term (including any conversion price thereof) of any debt security of the Company or any of its Subsidiaries;

          (b)   Issue, deliver, sell, pledge, or otherwise encumber any shares of its capital stock, any other equity or voting interests or any securities convertible into, or exchangeable for, or any options, warrants, calls, or rights to acquire or receive, any such shares, interests, or securities or any stock appreciation rights, phantom stock awards, or other rights that are linked in any way to the price of the Common Stock or the value of the Company or any part thereof (other than (x) the issuance of shares of Common Stock upon the exercise of Company Stock Options or rights under the employee stock purchase program (the "ESPP") in accordance with their present terms and (y) the granting of rights that may arise under the terms of the ESPP, to the extent required by Legal Requirements or any contract or Company Benefit Plan in effect on the Effective Date and disclosed in Disclosure Schedule 3.22(c) ;

          (c)   Amend or propose to amend its certificate of incorporation or bylaws (or similar organizational documents) or effect or become a party to any merger, consolidation, share exchange, business combination, recapitalization, or similar transaction;

          (d)   Acquire by merger or consolidation, or by purchasing all or a substantial portion of the assets of, or by purchasing all or a substantial equity or voting interest in, or by any other manner, all or a substantial portion of any business or any Entity or division thereof;

          (e)   Other than in the ordinary course of business consistent with past practice, acquire any material assets or a License Agreements therefor, or make any capital expenditures, or incur any obligations or liabilities in connection therewith, except pursuant to existing Contracts or that, in the aggregate, would not exceed $500,000 per fiscal year;

          (f)    Except in the ordinary course of business consistent with past practice, enter into, amend, or terminate any material lease or sublease of real property (whether as a lessor, sublessor, lessee, or sublessee) or fail to exercise any right to renew any material lease or sublease of real property;

          (g)   Sell, grant a license in, or otherwise subject to any Encumbrance or otherwise dispose of any of its material properties or assets, other than the sale of inventory and the granting of nonexclusive licenses in the ordinary course of business consistent with past practice;

          (h)   Repurchase, prepay, or incur any indebtedness or guarantee any indebtedness of another person or issue or sell any debt securities or options, warrants, calls, or other rights to acquire any debt securities of the Company or any of its Subsidiaries, guarantee any debt securities of another person, enter into any "keep well" or other agreement to maintain the financial condition of another Person, or enter into any arrangement having the economic effect of any of the foregoing;

          (i)    Make any loans, advances, or capital contributions to, or investments in, any other Person, other than the Company or any direct or indirect wholly owned Subsidiary of the Company;

          (j)    (A) waive, release, assign, pay, discharge, settle, or satisfy any material claims or Legal Proceeding (including claims of stockholders and any stockholder litigation relating to this Agreement, or any other Contemplated Transactions or otherwise), other than those that (i) involve the payment of monetary damages equal to or lesser than the amounts specifically reserved, if any, with respect thereto on the consolidated balance sheet of the Company and its Subsidiaries as of December 31, 2013 included in the Company's SEC Documents or that do not exceed $250,000 individually or in the aggregate, or (ii) if involving any non-monetary outcome, will not have a material effect on the continuing operations of the Company;

          (k)   Enter into any Material Contract:

              (i)  Except in the ordinary course of business consistent with past practice or the extent automatically renewed or extended;

             (ii)  If consummation of the Contemplated Transactions or compliance by the Company with the provisions of this Agreement will conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time or both) under, or give rise to a right of, or result in, termination, cancellation, or acceleration of any obligation or to a loss of a material benefit under, or result in the creation of any Encumbrance in or upon any of the properties or assets of the Company or any of its Subsidiaries under, or give rise to any increased, additional, accelerated, or guaranteed rights or entitlements under, any provision of such Contract; or

            (iii)  That in any way purports to restrict the business activity of the Company or any of its Subsidiaries or any of their Affiliates or to limit the freedom of the Company or any of its

    Subsidiaries or any of their Affiliates to engage in any line of business or to compete with any Person or in any geographic area.

          (l)    Amend, modify, change, or terminate any Material Contract to which the Company or any of its Subsidiaries is a party, or waive, release, or assign any rights or claims thereunder, in each case other than in the ordinary course of business;

          (m)  Except as required by applicable Legal Requirements, adopt or enter into any collective bargaining agreement or other labor union Contract applicable to the employees of the Company or any of its Subsidiaries;

          (n)   Hire any new employee for a new position with an annual base salary in excess of $200,000, or engage any independent contractor whose engagement may not be terminated by the Company without penalty on thirty (30) days' notice or less;

          (o)   Increase in any manner the compensation or benefits of, or pay any bonus to, any executive officer or director of the Company or any of its Subsidiaries, except for such increases or bonuses set forth on Disclosure Schedule 6.3(o);

          (p)   Increase in any manner the compensation or benefits of, or pay any bonus to, any other employee, officer or independent contractor of the Company or any of its Subsidiaries, except for such increases or bonuses that are paid to non-executive officers of the Company in the ordinary course of business consistent with past practice or to the extent required under existing Company Benefit Plans or any Contract or by applicable Legal Requirements;

          (q)   Except as required to comply with Legal Requirements or any Contract or Company Benefit Plan in effect on the date of this Agreement:

              (i)  Pay to any employee, officer, director, or independent contractor of the Company or any of its Subsidiaries any benefit not provided for under any Contract or Company Benefit Plan in effect on the date of this Agreement,

             (ii)  Grant any awards under any Company Benefit Plan other than those that were disclosed to Purchaser prior to the date of this Agreement (including the grant of Company Stock Options, stock appreciation rights, stock-based or stock-related awards, performance units or restricted stock or restricted stock units or the removal of existing restrictions in any Contract or Company Benefit Plan or awards made thereunder),

            (iii)  Take any action to fund any future payment of, or in any other way secure the payment of, compensation or benefits under any Contract or Company Benefit Plan,

            (iv)  Take any action to accelerate the vesting or payment of any compensation or benefit under any Contract or Company Benefit Plan,

             (v)  Adopt, enter into, or amend any Company Benefit Plan other than offer letters entered into with new employees in the ordinary course of business consistent with past practice that provide, except as required by applicable Legal Requirements, for "at will employment" with no severance benefits, or

            (vi)  Make any material determination under any Company Benefit Plan that is not in the ordinary course of business consistent with past practice;

          (r)   (A) fail to accrue a reserve in its books and records and financial statements in accordance with past practice for Taxes payable by the Company or any of its Subsidiaries, (B) settle or compromise any material Legal Proceeding relating to any Tax (other than with respect to any Tax liability arising from any Audit disclosed on Disclosure Schedule 3.21(c)), for an amount that is greater than the reserve for such Tax liability that is reflected in the financial statements of the Company, or (C) make, change, or revoke any material Tax election;

          (s)   Except as required by GAAP or applicable Legal Requirements, change its fiscal year, revalue any of its material assets, or make any material changes in financial or Tax accounting methods, principles, or practices;

          (t)    Take any action (or omit to take any action) if such action (or omission) would, or would be reasonably likely to result in (A) any representation and warranty of the Company set forth in this Agreement that is qualified as to materiality becoming untrue (as so qualified) or (B) any such representation and warranty that is not so qualified becoming untrue in any material respect;

          (u)   Keep in full force all material insurance policies referred to in Section 3.10; and

          (v)   Authorize any of, or commit, resolve, or agree to take any of, the foregoing actions.

        Section 6.4    Preservation of Business.     The Company shall use commercially reasonable efforts to keep its business and properties substantially intact, including its present operations, including without limitation the Company's research and development function, physical facilities, working conditions, insurance policies, and relationships with lessors, licensors, suppliers, customers, and employees, including without limitation its existing executive management team and its key technical employees.

        Section 6.5    Access and Investigation.     The Company shall permit Representatives of the Purchaser to have full access, during normal business hours and with reasonable advance notice and in a manner so as not to interfere with the normal business operations of the Company, such reasonable access to all premises, properties, personnel, books, records (including Tax Records), Contracts, and documents of or pertaining to the Company. During the period from the Effective Date through the Closing Date or the earlier termination of this Agreement in accordance with Article X hereof, the Company shall, and shall cause the Representatives of the Company and its Subsidiaries to, (i) provide the Purchaser and its Representatives with reasonable access to the Representatives of the Company and its Subsidiaries, personnel and assets, books, records, Tax Returns, work papers, and other documents, and additional financial, operating, and other data and information regarding the Company and its Subsidiaries, and provide copies thereof to the Purchaser, in each case as the Purchaser may request and (ii) cause its officers to confer regularly with the Purchaser concerning the status of the Company's business as the Purchaser may request. In addition, the Company shall promptly provide the Purchaser with (A) all material operating and financial reports prepared by the Company and its Subsidiaries for the Company's management, including copies of the unaudited monthly consolidated financial statements; and (B) any other written reports or other written materials reasonably requested by the Purchaser. Notwithstanding anything herein to the contrary, the Company shall not be required to provide any access to any information or documents (i) which it reasonably determines upon advice of counsel that it may not provide to the Purchaser and its Representatives by reason of applicable Legal Requirements, (ii) which the Company or any Subsidiary is required to keep confidential by reason of contract or agreement with third parties, (iii) which it reasonably determines upon advice of counsel would constitute a waiver of the attorney-client privilege or other privileges held by the Company or (iv) other than as expressly set forth in Section 6.8 hereof, all copies of minutes or deliberations of the Board of Directors or any presentations, board packages or other materials provided to the Board of Directors in connection with the Contemplated Transactions or any alternative transaction(s). The Parties will use their commercially reasonable efforts to make appropriate substitute arrangements under circumstances in which the restrictions of the proceeding sentence apply. Prior to the Effective Date, the Purchaser shall not, and shall cause its Representatives not to, use any of the information acquired pursuant to this Section 6.5 for any purpose unrelated to this Agreement or the Contemplated Transactions. No investigation by the Purchaser or its Representatives shall affect the representations, warranties, covenants or agreements of the Parties set forth herein. All information obtained pursuant to this Section 6.5 shall be kept confidential in accordance with the Confidentiality Agreement.

        Section 6.6    Notification.

          (a)   During the period from the Effective Date through the Closing Date or the earlier termination of this Agreement in accordance with Article X hereof, each Party shall promptly, but in any event no less than one (1) Business Day following any such event, notify the other Parties in writing of:

              (i)  The discovery of any event, condition, fact, or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes a material inaccuracy in any representation or warranty made by such Party in this Agreement as of the date of this Agreement;

             (ii)  The discovery of any event, condition, fact, or circumstance that occurs from the date of the Agreement to the Closing Date that causes or constitutes a Material Adverse Change;

            (iii)  Any material breach of any covenant under this Agreement;

            (iv)  Any event, condition, fact, or circumstance that would make the timely satisfaction of any of the conditions set forth in Article VII impossible or unlikely; and

             (v)  (A) any notice or other communication from any Person alleging that the Consent of such Person is or may be required in connection with the Contemplated Transactions, and (B) any Legal Proceeding or material claim threatened, commenced, or asserted against or with respect to such Party or any of its Affiliates or the Contemplated Transactions.

          (b)   No notification given pursuant to this Section 6.6 shall limit or otherwise affect any of the representations, warranties, covenants, or obligations of the Parties contained in this Agreement.

        Section 6.7    Confidentiality; Publicity.     Any information or document (including without limitation this Agreement or any of the other Transaction Agreements) that either Party hereto provides to the other Party or that a Party develops based on any such information or document in the course of completing the Contemplated Transactions, in each case with the exception of information or documents that are publicly available, will be treated as confidential and proprietary and will not be disclosed to any third party, except as set forth in this Section 6.7. Notwithstanding the foregoing, nothing in this Section 6.7 shall (A) prevent either Party from the disclosure of information contemplated in this Section 6.7 received from the other Party if disclosed after obtaining the prior consent of the other Party, (B) prevent the cooperation and coordination between the Parties to comply with any Legal Requirements including the Securities Act, the Exchange Act, and the applicable rules and regulations of the SEC, (C) prevent the issuance of any press release or public statement by the Parties announcing this Agreement, the Contemplated Transactions, or the Transaction Agreements or (D) any other actions deemed necessary by the Parties to effect the Contemplated Transactions. The Parties shall consult with each other before issuing any press release or otherwise making any public statements about this Agreement, the Contemplated Transactions, or the Transaction Agreements. None of the Parties shall issue any such press release or make any such public statement prior to such consultation, except to the extent required by Legal Requirements or the NYSE requirements, in which case that Party shall use its commercially reasonable efforts to consult with the other Parties before issuing any such release or making any such public statement.

        Section 6.8    No Solicitation.

          (a)   Subject to the remainder of this Section 6.8, from the Effective Date until the Closing Date, the Company agrees that it shall not, and that it shall cause its Subsidiaries or any Representative of the Company or any of its Subsidiaries not to, (i) solicit, initiate, or knowingly encourage, induce, or facilitate or take any other action designed to facilitate the submission of any inquiries, proposals or offers that constitute or that would reasonably be expected to lead to any Acquisition Proposal, (ii) engage in any discussions or negotiations with, furnish any nonpublic information regarding the Company or any of its Subsidiaries to, or otherwise cooperate with, any Person in connection with or in response to an Acquisition Proposal or an inquiry or indication of interest that would reasonably be expected to lead to an Acquisition Proposal, (iii) approve, endorse, or recommend any Acquisition Proposal or (iv) enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Acquisition Transaction (other than an acceptable confidentiality agreement containing customary limitations on the use and disclosure of all nonpublic written and oral information furnished to such Person by or on behalf of the Company and containing terms no less favorable to the Company than the terms of the Confidentiality Agreement). Notwithstanding anything herein to the contrary, the Company may waive the terms of a standstill agreement in effect as of the date of this Agreement if and only if the terms of such standstill agreement require the Company to invite the counterparty to submit an Acquisition Proposal, and if the other party to such standstill agreement expressly requests such a waiver then the Company shall grant such a waiver solely to the extent necessary to enable such other party to submit a bona fide written, unsolicited Acquisition Proposal in accordance with the terms of this Agreement, and otherwise to enable the Company to take any other actions, and only such actions, expressly permitted to be taken by the Company pursuant to this Section 6.8 following the submission by such other party of a bona fide written unsolicited Acquisition Proposal as if such standstill agreement were not in effect.

          (b)   Notwithstanding anything to the contrary contained in Section 6.8(a), if at any time following the date of this Agreement and prior to obtaining Stockholder approval of the Contemplated Transactions (but in no event after obtaining the Stockholder approval), (i) the Company has received a bona fide written, unsolicited Acquisition Proposal that did not otherwise result from a breach of this Section 6.8 or any standstill or similar agreement, from a third party and (ii) the Board of Directors determines in good faith (after consultation with its outside legal counsel and financial advisors) that such Acquisition Proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal, then the Company may, subject to compliance with Section 6.8(c), (A) furnish nonpublic information regarding the Company and its Subsidiaries to the third party making such Acquisition Proposal and (B) participate in discussions or negotiations with the third party making such Acquisition Proposal regarding such Acquisition Proposal; provided, however, that the Company (x) will not, and will cause its Representatives not to, disclose any nonpublic information to such third party without entering into an acceptable confidentiality agreement containing customary limitations on the use and disclosure of all nonpublic written and oral information furnished to such Person by or on behalf of the Company and containing terms no less favorable to the Company than the terms of the Confidentiality Agreement and (y) will as promptly as reasonably practicable (but in no event later than 24 hours) after it is provided to such third party provide to the Purchaser any nonpublic information concerning the Company or its Subsidiaries provided to such third party which was not previously provided to Purchaser; and provided, further, that the Company will not take any of the actions described in (A) or (B) above unless and until the Board of Directors determines in good faith, after consultation with its outside legal counsel and financial advisors, that the failure to take that action would be inconsistent with its fiduciary duties to the Company Stockholders under applicable law. The Board of Directors shall not take any of the actions referred to in clauses (A) and (B) of the preceding sentence unless the Company shall have delivered to the Purchaser a prior written notice advising the Purchaser that it intends to take such action at least one (1) Business Day prior to taking such action. Without limiting the generality of the foregoing, the Company acknowledges and agrees that any violation of or the taking of any action inconsistent with any of the restrictions set forth in the preceding two sentences by any Representative of the Company or any of its Subsidiaries, whether or not such Representative is purporting to act on behalf of the Company or any of its Subsidiaries, shall be deemed to constitute a breach of this Section 6.8(a) by the Company.

          (c)   During the period from the Effective Date to the Closing Date, the Company shall notify the Purchaser promptly (and in no event later than 24 hours) after receipt by the Company or any Representative of any Acquisition Proposal, or of any request for nonpublic information relating to the Company or any of its Subsidiaries or for access to the business, properties, assets, books or records of the Company or any of its Subsidiaries by any Person in connection with an Acquisition Proposal. The Company shall provide such notice orally and in writing and shall identify the Person making, and the terms and conditions of, any Acquisition Proposal, indication or request. The Company shall keep the Purchaser reasonably informed, on a current basis, of the status and details of any such Acquisition Proposal, indication or request and promptly (but in no event later than 24 hours) provide the Purchaser with copies of all written correspondence or communications sent or provided to or by the Company and its Representatives in connection with any Acquisition Proposal.

          (d)   On the Effective Date, the Company shall immediately cease and cause to be terminated any existing discussions with any Person that relate to any Acquisition Proposal and shall request that any such Person (or its agents and advisors) in possession of confidential information about the Company or its Subsidiaries that was previously furnished to such Person by or on behalf of the Company or any of its Subsidiaries to return or destroy all such information.

          (e)   Except as provided in Section 6.8(a), the Company agrees not to release or permit the release of any Person from, or to waive or permit the waiver of any provision of, any confidentiality, "standstill," or similar agreement to which the Company or any of its Subsidiaries is a party, and will use its commercially reasonable efforts to enforce or cause to be enforced each such agreement at the request of the Purchaser.

          (f)    Nothing set forth in this Section 6.8 shall prohibit the Company or the Board of Directors, directly or indirectly through its Representatives, from taking and disclosing to the Company's Stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or complying with the provisions of Rule 14d-9 promulgated under the Exchange Act (or any similar communication to the Company Stockholders) or (ii) making any "stop, look and listen" communication to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any similar communication to the Company's Stockholders) if the Board of Directors determines in good faith, after consultation with its outside legal counsel and financial advisors, that the failure to do so would be inconsistent with its fiduciary duties to the Company's Stockholders under applicable law; provided that this Section 6.8(f) shall not be deemed to permit the Board or any committee thereof to make a Change in Recommendation in the Proxy Statement or take any of the actions referred to in Section 6.8(b), except to the extent permitted by Section 6.11(c)(i) or Section 6.11(c)(ii).

        Section 6.9    Investment Company Act.     The Company agrees to take such steps as shall be necessary to ensure that it will not become an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

        Section 6.10    Proxy Statement.

          (a)   As promptly as practicable, and in no event later than forty-five (45) days after the Effective Date, the Company shall prepare a draft of the Company Proxy Statement relating to the Company Stockholder Meeting. The Company shall provide the Purchaser with a reasonable opportunity to review and comment on such draft, and once such draft is in a form reasonably acceptable to each of the Parties, the Company shall file the Company Proxy Statement with the SEC in preliminary form. As promptly as possible, and in no event later than 15 Business Days following the Effective Date, the Purchaser shall furnish to the Company all information concerning itself, its officers, its Affiliates and the Purchaser Directors that is required to be included in the Company Proxy Statement or that is customarily included in proxy statements prepared in connection with transactions of the type contemplated by this Agreement, and the Purchaser shall cause its Representatives to cooperate with Representatives of the Company in the preparation of the Proxy Statement and to assist and cooperate with the resolution of any comments the SEC or its staff may provide.

          (b)   The Company shall use its commercially reasonable efforts to (i) respond to any comments on the Proxy Statement or requests for additional information from the SEC as soon as practicable after receipt of any such comments or requests, and (ii) cause the Proxy Statement to be mailed to the Stockholders as promptly as practicable after the date of this Agreement. The Company shall promptly (A) notify the Purchaser upon the receipt of any such comments or requests and (B) provide the Purchaser and its Representatives with copies of all correspondence between the Company and its Representatives, on the one hand, and the SEC and its staff, on the other hand. If at any time prior to the Company Stockholders Meeting, any information relating to the Company, the Purchaser or any of its Affiliates or Representatives should be discovered by the Company or Parent which should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the Party which discovers such information shall promptly notify the other parties, and an appropriate amendment or supplement describing such information shall be filed with the SEC and, to the extent required by Legal Requirement, disseminated to the Stockholders. Notwithstanding the foregoing, prior to responding to any comments or requests of the SEC or the filing or mailing of the Proxy Statement (or any amendment or supplement thereto), the Company (x) shall provide the Purchaser and its Representatives with a reasonable opportunity to review and comment on any drafts of the Proxy Statement and related correspondence and filings and (y) shall include in such drafts, correspondence and filings all comments reasonably proposed by or on behalf of the Purchaser.

          (c)   The Proxy Statement shall include the Board Recommendation unless the Board of Directors has withdrawn, modified or amended the Board Recommendation in accordance with Section 6.11(b).

        Section 6.11    Company Stockholder Approval.

          (a)   The Company shall take all action necessary under all applicable Legal Requirements to call, give notice of, and hold a meeting of the holders of Common Stock to vote on proposals to approve the issuance and sale of the Purchased Shares, the Reverse Stock Split, and any other of the Contemplated Transactions that require Stockholder approval under applicable Legal Requirements or the Company's certificate of incorporation or bylaws at the Company Stockholders Meeting (the "Company Stockholders Meeting"), shall submit such proposals to such holders at the Company Stockholders Meeting, and shall not submit any other proposal to such holders in connection with the Company Stockholders Meeting (other than a proposal relating to executive compensation as may be required by Rule 14a-21(c) under the Exchange Act) without the prior written consent of the Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed). The Company (in consultation with the Purchaser) shall set a single record date for persons entitled to notice of, and to vote at, the Company Stockholders Meeting and shall not change such record date (whether in connection with the Company Stockholders Meeting or any adjournment or postponement thereof) without the prior written consent of the Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed). The Company Stockholders Meeting shall be held on a date selected by the Company in consultation with the Purchaser within one hundred twenty (120) days of the Effective Date; provided, however that the date may be extended if such extension is required in connection with the receipt of, and response to, SEC comments. Subject to Section 6.11(c), the Proxy Statement shall include the recommendation of the Board of Directors that the Stockholders vote to approve the Contemplated Transactions including, but not limited to, the issuance and sale of the Purchased Shares, the Reverse Stock Split, and any other of the Contemplated Transactions that require Stockholder approval under applicable Legal Requirements or the Company's certificate of incorporation or bylaws at the Company Stockholders Meeting (the recommendation of the Board of Directors being referred to as the "Board Recommendation"). The Company shall ensure that all proxies solicited in connection with the Company Stockholders Meeting are solicited in compliance with all applicable Legal Requirements.

          (b)   Subject to Section 6.11(c), neither the Board of Directors nor any committee thereof shall: (i) withdraw or modify the Board Recommendation in a manner adverse to the Purchaser, or adopt or propose a resolution to withdraw or modify the Board Recommendation in a manner adverse to the Purchaser or take any other action that is or becomes disclosed publicly and which can reasonably be interpreted to indicate that the Board of Directors or any committee thereof does not support this Agreement or does not believe that this Agreement and the transactions contemplate hereby are in the best interests of the Stockholders; (ii) fail to reaffirm, without qualification, the Board Recommendation, or fail to state publicly, without qualification, this Agreement and the Contemplated Transactions are in the best interests of the Company's Stockholders, within five (5) Business Days after the Purchaser requests in writing that such action be taken; (iii) fail to announce publicly, within ten (10) Business Days after a tender offer or exchange offer relating to securities of the Company shall have been commenced, that the Board of Directors recommends rejection of such tender or exchange offer; (iv) fail to issue, within ten (10) Business Days after an Acquisition Proposal is publicly announced, a press release announcing its opposition to such Acquisition Proposal; (v) approve, endorse, or recommend any Acquisition Proposal; or (vi) resolve or propose to take any action described in clauses (i) through (v) of this sentence (each of the foregoing actions described in clauses (i) through (vi) of this sentence being referred to as a "Change in Recommendation").

          (c)   Notwithstanding anything to the contrary contained in Section 6.11(b), at any time prior to the adoption of this Agreement by the Required Stockholder Vote, the Board of Directors may effect, or cause the Company to effect, as the case may be, a Change in Recommendation:

              (i)  If: (A) after the date of this Agreement, an Acquisition Proposal to effect a transaction of the type referred to in the definition of the term Superior Proposal is made to the Company and is not withdrawn; (B) such unsolicited, bona fide, written offer was not obtained or made as a direct or indirect result of a breach of (or any action inconsistent with) this Agreement, the Confidentiality Agreement, or any "standstill" or similar agreement under which the Company or any of its Subsidiaries has any rights or obligations; (C) at least five (5) Business Days prior to any meeting of the Board of Directors at which the Board of Directors will consider and determine whether such offer is a Superior Proposal, the Company provides the Purchaser with a written notice specifying the date and time of such meeting, the reasons for holding such meeting, the terms and conditions of the offer that is the basis of the potential action by the Board of Directors (including a copy of any draft definitive agreement reflecting the offer), and the identity of the Person making the offer; (D) the Board of Directors determines in good faith, after obtaining and taking into account the advice of an independent financial advisor and the advice of outside legal counsel, that such offer constitutes, or would reasonably be expected to lead to, a Superior Proposal; (E) the Board of Directors does not effect, or cause the Company to effect, a Change in Recommendation at any time within five (5) Business Days after the Purchaser receive written notice from the Company confirming that the Board of Directors has determined that such offer is a Superior Proposal; (F) during such five (5) Business Day period, if requested by the Purchaser, the Company engages in good faith negotiations with the Purchaser to amend this Agreement in such a manner that the offer that was determined to constitute a Superior Proposal no longer constitutes a Superior Proposal; (G) at the end of such five (5) Business Day period, such offer has not been withdrawn and continues to constitute a Superior Proposal (taking into account any changes to the terms of this Agreement proposed by the Purchaser as a result of the negotiations required by clause "(F)" or otherwise); and (H) the Board of Directors determines in good faith, after obtaining and taking into account the advice of outside legal counsel, that, in light of such Superior Proposal, a Change in Recommendation is required in order for the Board of Directors to comply with its fiduciary obligations to the Company's Stockholders under applicable Legal Requirements (it being understood that in the event of any revisions to the terms of a Superior Proposal, the provisions of this Section 6.11(c)(i) shall apply to such revised offer as if it were a new offer hereunder); or

             (ii)  If: (A) a material development or change in circumstances occurs or arises after the date of this Agreement that was neither known to the Company or any of its Subsidiaries or any of their Representatives nor reasonably foreseeable to the Company or any of its Subsidiaries or any of their Representatives as of the date of this Agreement (such material development or change in circumstances being referred to as an "Intervening Event"); (B) at least five (5) Business Days prior to any meeting of the Board of Directors at which the Board of Directors will consider and determine whether such Intervening Event requires the Board of Directors to effect, or cause the Company to effect, a Company Change in Recommendation, the Company provides the Purchaser with a written notice specifying the date and time of such meeting and the reasons for holding such meeting; (C) during such five (5) Business Day period, if requested by the Purchaser, the Company engages in good faith negotiations with the Purchaser to amend this Agreement in a manner that obviates the need for the Board of Directors to effect, or cause the Company to effect, a Change in Recommendation as a result of such Intervening Event; and (D) the Board of Directors determines in good faith, after obtaining and taking into account the advice of outside legal counsel, that, in light of such Intervening Event, a Change in Recommendation is required in order for the Board of Directors to comply with its fiduciary obligations to the Stockholders under applicable Legal Requirements.

        Section 6.12    Cooperation; Regulatory Filings.

          (a)   The Parties shall cooperate fully with each other and shall use commercially reasonable efforts to take, or cause to be taken, all actions necessary to consummate the Contemplated Transactions.

          (b)   The Company shall make all material filings and notices required by any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, regulation, statute, or treaty, including, without limitation all requisite filings with the SEC, necessary for the consummation of the Contemplated Transactions, and shall promptly submit any additional information requested with such filings and notices that are related to this Agreement and the Contemplated Transactions. The Purchaser will cooperate with the Company with respect to any material filing required by applicable Legal Requirements in connection with the Contemplated Transactions.

        Section 6.13    CFIUS Notice Filings.     The Parties will use commercially reasonable efforts to prepare and submit a voluntary notice ("Voluntary Notice") and any requested subsequent filings to CFIUS under Section 721 of title VII of the Defense Production Act of 1950, as amended, with regard to the Contemplated Transactions. The Parties will promptly provide each other with all information necessary to complete the preparation and submission of the Voluntary Notice and respond to any inquiries from CFIUS or any other interested Governmental Body. The Parties shall use commercially reasonable efforts to take all steps necessary to secure as promptly as practicable a conclusion from

CFIUS that there are no issues of national security sufficient to warrant further review of the Contemplated Transactions. The Parties shall promptly advise each other of the receipt of any material notice or other communication from any Governmental Body, or any Person on behalf of any Governmental Body, in connection with the Voluntary Notice. Further, upon the request of a Party hereto, the non-requesting Party shall promptly provide to the requesting Party an update on the status of the Voluntary Notice.

        Section 6.14    Continued Listing on a National Securities Exchange.     The Company will use commercially reasonable efforts necessary to remain in compliance with the NYSE continued listing standards. If after using commercially reasonable efforts, the Company is unable to remain in compliance with the NYSE continued listing standards, the Company will use commercially reasonable efforts to cause the Common Stock to become listed or quoted on another national securities exchange.

        Section 6.15    Voting Agreements.     The Company shall endeavor in good faith to cause each of its executive officers within the meaning of Rule 3b-7 of the Exchange Act and the Directors as of the Effective Date to enter into a voting agreement ("Voting Agreement") substantially in the form attached hereto as Exhibit D.

        Section 6.16    Employees; Benefit Plans.

          (a)   For a period of one year following the Closing Date (the "Continuation Period"), the Company shall provide employees (other than those employees covered by a collective bargaining agreement) who are employed by the Company or its Subsidiaries as of the Closing Date ("Active Employees") with compensation and benefits that are no less favorable in the aggregate as those provided under the Company Benefit Plans in effect at the Closing Date; provided, however, that nothing herein shall prevent the amendment or termination of any specific plan, program or arrangement, require that the Company provide or permit investment in the securities of the Company or interfere with the Company's right or obligation to make such changes as are necessary to comply with Legal Requirements. Notwithstanding anything to the contrary in this Agreement, nothing herein shall preclude the Company from terminating the employment of any Active Employee for any reason for which the Company could have terminated such person prior to the Closing Date.

          (b)   The Company shall continue to maintain and administer all Company Benefit Plans (including, without limitation, any severance, change of control, retention, and similar plans and agreements) in accordance with their terms as in effect immediately prior to the Closing Date, subject to any amendment or termination thereof that may be permitted by such Company Benefit Plans, Legal Requirements, and this Agreement. Notwithstanding the foregoing, nothing in this Section 6.16(b) shall preclude the Company from terminating any Company Benefit Plan prior to the Closing Date. During the Continuation Period, the Purchaser shall cause the Company to provide all Active Employees who suffer a qualifying termination of employment with severance benefits no less favorable than those that would have been provided to such Active Employees under the Company's severance policy as in effect immediately prior to the Closing Date.

          (c)   The Parties acknowledge and agree that all provisions contained herein with respect to employees of the Company are included for the mutual benefit of the Parties, and shall not create any right in any other Person, including any employees, former employees, participants or former participants in any Company Benefit Plans or any beneficiary thereof, or any other third parties. In addition, except as expressly provided herein, nothing contained herein, expressed or implied, is intended to confer upon any employee of the Company any right to employment or continued employment with the Company or any of its Subsidiaries, or any rights under any Company Benefit Plan, including severance benefits, by reason of this Agreement.

        Section 6.17    Directors' and Officers' Indemnification and Insurance.

          (a)   The Company shall cause all rights to indemnification, advancement of expenses and exculpation now existing in favor of any present or former director or officer of the Company or any of its Subsidiaries (the "D&O Indemnified Parties") as provided in the certificate of incorporation or bylaws (or similar organizational documents) or in agreements between a D&O Indemnified Party and the Company or one of its Subsidiaries, in each case, in effect on the Effective Date to continue in full force and effect for a period of not less than six (6) years after the Closing Date, and the Company shall not amend, repeal or otherwise modify any provision in any manner that would adversely affect the rights of such D&O Indemnified Party thereunder for any acts or omissions occurring prior to the Effective Date.

          (b)   After the Closing Date, the Company shall indemnify all D&O Indemnified Parties to the fullest extent permitted by Legal Requirements with respect to all acts and omissions arising out of or relating to their services as directors or officers of the Company or its Subsidiaries occurring prior to the Closing Date.

          (c)   The Company shall (i) maintain in effect for at least six (6) years after the Closing Date, if available, the current policies of directors' and officers' liability insurance maintained by the Company (provided that the Company may substitute therefor policies of at least the same coverage containing terms and conditions which are not less advantageous) or (ii) obtain as of the Closing Date "tail" insurance policies with a claims period of at least six (6) years from the Closing Date with at least the same coverage and amounts containing terms and conditions which are no less advantageous, in each case, with respect to claims arising out of or relating to events which occurred before or at the Closing Date so long as the Company is not required to pay an annual premium in excess of 200% of the last annual premium paid by the Company for such insurance prior to the date of this Agreement (such 200% amount being the "Maximum Premium"). The Company represents that such annual premium amount is set forth in Disclosure Section 3.10. If Company is unable to obtain the insurance described in the prior sentence for an amount less than or equal to the Maximum Premium, the Company shall instead obtain as much comparable insurance as possible for an annual premium equal to the Maximum Premium.

          (d)   The Company shall pay all reasonable expenses, including reasonable attorneys' fees, that may be incurred by any indemnitee and/or D&O Insured Party in enforcing the indemnity and other obligations provided hereunder or other applicable indemnification obligation referenced to herein. The covenants contained in this Section 6.17 are intended to be for the benefit of, and shall be enforceable by, each of the D&O Indemnified Parties and their respective heirs and legal representatives and shall not be deemed exclusive of any other rights to which a D&O Indemnified Party is entitled, whether pursuant to Legal Requirements, contract or otherwise.

          (e)   In the event that the Company or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all its properties and assets to any Person, the Company shall use commercially reasonable efforts to cause proper provisions to be made so that the successors and assigns of the Company assume the obligations set forth in this Section 6.17.

          (f)    The obligations of the Company under this Section 6.17 shall not be terminated or modified in such a manner as to materially and adversely affect any indemnitee and/or D&O Insured Party to whom this Section 6.17 applies without the express written consent of such affected indemnitee and D&O Insured Party. It is expressly agreed that the indemnitees and/or D&O Insured Parties to whom this Section 6.17 applies shall be third party beneficiaries of this Section 6.17.

        Section 6.18    Special Dividend.     Immediately prior to Closing on the Closing Date, the Company shall declare the Special Dividend in an amount equal to $0.85 per share, which shall be funded in whole or in part from the aggregate Purchase Price.

        Section 6.19    No Control.     Nothing contained in this Agreement is intended to give the Purchaser, directly or indirectly, the right to control or direct the Company's or its Subsidiaries' operations prior to the Closing Date. Prior to the Closing Date, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries' operations.

        Section 6.20    Solvency Opinion.     The Company shall cause its financial advisor to deliver an opinion, dated as of the Closing Date, as to the Company's solvency with respect to its declaring, setting aside funds for and paying the Special Dividend.

ARTICLE VII
CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATION TO CLOSE

        The Purchaser's obligation to consummate the transactions to be performed by it in connection with the Closing are subject to satisfaction of the following conditions, any one or more of which may be waived by the Purchaser:

        Section 7.1    Performance.     The Company shall have performed and complied in all material respects with all covenants, agreements, and conditions contained herein that are required to be performed or complied with prior to or on the Closing Date, except for such failures to perform or comply which has not had and would not reasonably be expected to have, whether individually or in the aggregate, a Material Adverse Effect.

        Section 7.2    Representations and Warranties.

          (a)   Other than the representations and warranties set forth in Sections 3.2 (Due Authorization), 3.5 (Capitalization), 3.27 (Takeover Statutes), 3.28 (Private Placement), and 3.30 (Broker's Fees), the representations and warranties of the Company set forth in this Agreement shall be true and correct in all respects, without regard to any materiality or Material Adverse Effect qualifications contained in them, as of the date hereof (except for representations and warranties made as of a specified date, which shall be true and correct in all respects as of that specified date), unless the failure or failures of all such representations and warranties to be so true and correct in all respects would not, in the aggregate, have a Material Adverse Effect;

          (b)   The representations and warranties set forth in Sections 3.2 (Due Authorization), 3.5 (Capitalization) and 3.30 (Broker's Fees) shall be true and correct in all material respects as of the Closing Date, as though made on and as of the Closing Date (except for representations and warranties made as of a specified date, which shall be true and correct in all material respects as of that specified date); and

          (c)   The representations and warranties set forth in Sections 3.27 (Takeover Statutes), and 3.28 (Private Placement) shall be true and correct in all respects as of the date hereof and as of the Closing Date, as though made on and as of the Closing Date (except for representations and warranties made as of a specified date, which shall be true and correct in all respects as of that specified date).

        Section 7.3    No Order.     No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any Legal Requirement (including any injunction or other order, whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Contemplated Transactions illegal or otherwise prohibiting the consummation of the Contemplated Transactions.

        Section 7.4    Stockholder Approval.     The Stockholders of the Company shall have approved the Contemplated Transactions including, but not limited to, the issuance and sale of the Purchased Shares, and any other of the Contemplated Transactions that require Stockholder approval under applicable Legal Requirements or the Company's certificate of incorporation or bylaws. For the avoidance of doubt, approval of the Reverse Stock Split by the Stockholders of the Company shall not be a condition precedent to Purchaser's obligation to close.

        Section 7.5    CFIUS Conclusion.     The Parties shall have received notice from CFIUS that the Contemplated Transactions do not present issues of national security sufficient to warrant further review.

        Section 7.6    Board Appointment.     Subject to Section 5.1(a) herein, the Purchaser shall have received the requisite resolutions and other documentation effecting the appointment of the Purchaser's designees to the Board of Directors.

        Section 7.7    Company Certificates.     The Purchaser shall have received one or more certificates from an executive officer of the Company to the effect that each of the conditions set forth in Sections 7.1 and 7.2 above have been satisfied and certifying as to copies and the effectiveness of the Company's certificate of incorporation, bylaws and stockholder resolutions approving this Agreement and the Contemplated Transactions.

        Section 7.8    Transaction Agreements.     The Company shall have entered into the Transaction Agreements applicable to it.

        Section 7.9    Special Dividend.     The Company shall have declared the Special Dividend.

ARTICLE VIII
CONDITIONS PRECEDENT TO COMPANY'S OBLIGATION TO CLOSE

        The Company's obligation to complete the issuance and sale of the Purchased Shares to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company:

        Section 8.1    Performance.     The Purchaser shall have performed and complied in all material respects with all agreements and conditions contained herein required to be performed or complied by it prior to or on the Closing Date.

        Section 8.2    No Order.     No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any Legal Requirement (including any injunction or other order, whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Contemplated Transactions illegal or otherwise prohibiting the consummation of the Contemplated Transactions.

        Section 8.3    CFIUS Conclusion.     The Parties shall have received notice from CFIUS that the Contemplated Transactions do no present issues of national security sufficient to warrant further review.

        Section 8.4    Chinese Government Approvals.     The Parent shall have received the Chinese Government Approvals set forth on Purchaser Disclosure Schedule 4.2(b) required to enter into and perform its obligations under this Agreement, the Guarantee and the other Transaction Agreements and to consummate the Contemplated Transactions.

        Section 8.5    Officer's Certificate.     The Company shall have received a certificate from an officer of the Purchaser to the effect that the condition set forth in Section 8.1 hereof has been satisfied.

        Section 8.6    Transaction Agreements.     The Purchaser shall have entered into the Transaction Agreements applicable to it.

        Section 8.7    Special Dividend.     The Company shall have declared the Special Dividend.

        Section 8.8    Stockholder Approval.     The Stockholders of the Company shall have approved the Contemplated Transactions including, but not limited to, the issuance and sale of the Purchased Shares, and any other of the Contemplated Transactions that require Stockholder approval under applicable Legal Requirements or the Company's certificate of incorporation or bylaws. For the avoidance of doubt, approval of the Reverse Stock Split by the Stockholders of the Company shall not be a condition precedent to the Company's obligation to close.

ARTICLE IX
SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS; INDEMNIFICATION

        Section 9.1    Survival of Representations and Warranties and Agreements.     All covenants, agreements, representations and warranties made by the Parties herein shall survive the execution of this Agreement, the delivery to the Purchaser of the Purchased Shares being purchased and the payment therefor for a period of twelve (12) months after the Closing Date. This Section 9.1 shall not limit any covenant or agreement of the Parties to this Agreement which, by its terms, expressly contemplates performance after such 12-month period.

        Section 9.2    Indemnification Provisions.

          (a)    Indemnification.    From and after the Closing Date, and subject to the limitations in Section 9.6, the Company (the "Indemnifying Party") will indemnify, hold harmless, and defend the Purchaser and its officers, directors, and Affiliates (the "Indemnified Party" or, collectively the "Indemnified Parties") against any Adverse Consequences (as defined below) which the Indemnified Party may suffer resulting from or arising out of a breach of any of Company's representations or warranties (as of the date made or as of the Closing Date) or covenants contained in this Agreement;, provided that the Indemnified Party makes a written claim for indemnification against the Indemnifying Party pursuant to Section 9.3 below during the period set forth in Section 9.1 above.

        Section 9.3    Matters Involving Third Parties.

          (a)   If any third party notifies the Indemnified Party with respect to any matter (a "Third-Party Claim") that may give rise to a claim for indemnification against the Indemnifying Party under this Article IX, then the Indemnified Party shall promptly notify the Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party is thereby prejudiced.

          (b)   The Indemnifying Party will have the right to defend the Indemnified Party against the Third-Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within fifteen (15) days after the Indemnified Party has given notice of the Third-Party Claim that the Indemnifying Party will defend against the Third-Party Claim, (ii) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third-Party Claim, (iii) the Third-Party Claim involves only money damages and does not seek an injunction or other equitable relief against the Indemnified Party, (iv) settlement of, or an adverse judgment with respect to, the Third-Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice adverse to the continuing business interests or the reputation of the Indemnified Party, and (v) the Indemnifying Party vigorously prosecutes and defends against the Third-Party Claim.

          (c)   So long as the Indemnifying Party is conducting the defense of the Third-Party Claim in accordance with Section 9.3(b) above, (i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third-Party Claim subject to the Indemnifying Party's right to direct the defense, (ii) the Indemnified Party will not consent to the entry of any judgment on or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the Indemnifying Party (not to be unreasonably withheld), and (iii) the Indemnifying Party will not consent to the entry of any judgment on or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the Indemnified Party (not to be unreasonably withheld) unless the Indemnified Party receives a full release with respect to such Third-Party Claim and any monetary damages are paid in full by the Indemnifying Party.

          (d)   In the event the Indemnifying Party does not assume control of the defense of any Third-Party Claim, (i) the Indemnified Party may defend against the Third-Party Claim, and (ii) the Indemnified Party may consent to the entry of any judgment on or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the Indemnifying Party. Notwithstanding anything to the contrary contained herein, the Indemnifying Party will have no indemnification obligations with respect to any claim which has been or will be settled by the Indemnified Party without the prior written consent of the Indemnifying Party.

        Section 9.4    Adverse Consequences.     For purposes of this Article IX, "Adverse Consequences" means all damages, costs, obligations, liabilities, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses; provided, however, that Adverse Consequences shall exclude punitive, incidental, consequential and special damages (except to the extent included in damages paid by or on behalf of the Indemnified Party in respect of any Third Party Claim).

        Section 9.5    No Other Indemnification Provisions.     Except as otherwise provided in Section 10.4(a) herein, the foregoing indemnification provisions are the sole and exclusive remedy for any and all claims an Indemnified Party hereto may have from and after the Closing Date with respect to a breach of any representation, warranty and covenant made by the Company pursuant to this Agreement, and the Indemnified Party will not have any other entitlement, remedy or recourse, whether in contract, tort or otherwise; it being agreed that all of such other remedies, entitlements and recourse are expressly waived and released by the Parties to the fullest extent permitted by law. Notwithstanding anything to the contrary contained herein, an Indemnified Party shall be entitled to any statutory, equitable or common law remedy in addition to the foregoing indemnification provisions for any and all claims for or based on willful material misconduct or intentional fraud by Indemnifying Party.

        Section 9.6    Limitation on Indemnification; Mitigation.     Notwithstanding anything to the contrary in this Article IX, an Indemnifying Party shall not have any liability pursuant to Section 9.2 with respect to Adverse Consequences unless and until the aggregate amount of Adverse Consequences exceeds $1,000,000 in the aggregate, whereupon the Indemnifying Party shall be liable for only such portion of the Adverse Consequences exceeding such amount. In no event shall an Indemnifying Party have liability pursuant to Section 9.2 in excess of $4,000,000 in the aggregate. Each Person entitled to indemnification under this Article IX shall be required to take commercially reasonable steps to mitigate such person's damages.

ARTICLE X
TERMINATION; REMEDIES

        Section 10.1    Termination Events.     This Agreement may, by notice given prior to or at the Closing, be terminated:

          (a)    Breach.    (i) By the Purchaser or the Company, if a material Breach of any provision of this Agreement has been committed by the other Party which would cause any of the conditions set forth in Articles VII or VIII, as the case may be, not to be satisfied, or (ii) by the Company, if a material breach of any provision of the Guarantee has been committed by the Parent, and such breach has not been waived by the Company or, if such breach is capable of being cured, shall not have been cured within thirty (30) days after written notice thereof shall have been received by the Parent of such breach; and such Breach has not been waived by the non-breaching Party or, if such breach is capable of being cured, shall not have been cured within thirty (30) days after written notice thereof shall have been received by the breaching Party of such Breach; provided that the right to terminate this Agreement pursuant to this Section 10.1(a) shall not be available to the non-breaching Party if at such time the breaching Party would be entitled to terminate this Agreement pursuant to this Section 10.1(a) or if the non-breaching Party is otherwise in material Breach of its obligations hereunder. For purposes of this Section 10.1(a), a "Breach" of a representation, warranty, covenant, obligation, or other provision of this Agreement or any certificate delivered pursuant to this Agreement will be deemed to have occurred if there is or has been any material inaccuracy in or breach of, or any failure to perform or comply with, such representation, warranty, covenant, obligation, or other provision.

          (b)    Failure of Condition.

              (i)  Reserved.

             (ii)  by the Purchaser or the Company if (i) a court of competent jurisdiction or other Governmental Body shall have issued a final and non-appealable Order, or shall have taken any other action, having the effect of permanently restraining, enjoining, or otherwise prohibiting the Contemplated Transactions, or (ii) a Legal Requirement shall be in effect that makes consummation of the Contemplated Transactions illegal or otherwise prohibits or prevents the consummation of the Contemplated Transactions;

            (iii)  by the Purchaser or the Company, if (A) the Company Stockholders Meeting (including any adjournments thereof) shall have been held and completed and (B) the Contemplated Transactions that require Stockholder approval under applicable Legal Requirements or the Company's certificate of incorporation or bylaws shall not have been approved at such meeting by the required Stockholder vote;

            (iv)  by the Purchaser if (A) the Board shall have failed to recommend that the Stockholders vote to approve the Contemplated Transactions that require Stockholder approval under applicable Legal Requirements or the Company's certificate of incorporation or bylaws, (B) there shall have occurred a Change in Recommendation, (C) the Board shall have approved, endorsed, or recommended any Acquisition Proposal, (D) the Company shall have failed to include the Board Recommendation in the Proxy Statement or (E) the Company, or any of its Subsidiaries or any Representative of the Company or any of its Subsidiaries, shall have materially violated or breached any of the provisions set forth in Section 6.8 or Section 6.11;

             (v)  Reserved;

            (vi)  by the Company, if the Chinese Government Approvals have (x) been denied or (y) not been obtained by the later of January 15, 2015 or the date that is one Business Day prior to the date of the Company Stockholders Meeting; or

           (vii)  by the Company, if the Board has determined to enter into a definitive agreement providing for the implementation of a Superior Proposal, to the extent permitted by, and subject to the terms and conditions of, this Agreement, and, concurrently with such termination, the Company enters into a definitive agreement providing for the implementation of a Superior Proposal and pays the Termination Fee to Purchaser required under Section 10.3(b).

          (c)    Mutual Consent.    By mutual written consent of the Parties; or

          (d)    Time.    By either Party if the Closing has not occurred (other than through the failure of the Party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) by January 31, 2015, or such later date as the parties may agree upon.

        Section 10.2    Effect of Termination.

          (a)   Each Party's right of termination under Section 10.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 10.1, all further obligations of the Parties under this Agreement will terminate, except that the obligations in Sections 6.7, 10.2, and 10.3 will survive any such termination.

          (b)   Notwithstanding any other provision of this Agreement to the contrary, the Parties agree and acknowledge that the Company's sole and exclusive remedy in the event this Agreement is terminated by the Company in accordance with Section 10.1(a) hereof following a material Breach by the Purchaser that has not been waived by the Company or cured by the Purchaser shall be the right to retain the Deposit, together with accrued interest thereon from the Effective Date, and all Prior Payments.

        Section 10.3    Expenses; Termination Fees.

          (a)   Except as set forth in this Section 10.3, all costs and expenses incurred in connection with this Agreement and the Contemplated Transactions (including, without limitation, the fees, costs and expenses of its advisers, accountants and legal counsel) shall be paid by the Party incurring such expenses, whether or not the Contemplated Transactions are consummated; provided however that the Company shall make a nonrefundable cash payment to the Purchaser, in an amount equal to the aggregate amount of all fees and expenses that have been paid or that may become payable by or on behalf of the Purchaser in connection with the preparation and negotiation of this Agreement, the Contemplated Transactions, and the Transaction Agreements (the "Expense Reimbursement") if this Agreement is terminated by the Purchaser in accordance with either Section 10.1(a) or by either the Company or the Purchaser pursuant to Section 10.1(b)(iii) hereof. Any Expense Reimbursement required under this Section 10.3(a) shall be paid by the Company by wire transfer of immediately available funds to such account as the Purchaser may designate within ten (10) Business Days after such termination by the Purchaser. Notwithstanding the foregoing, in no event shall the Company be obligated to make any Expense Reimbursements in excess of $500,000 in the aggregate under this Section 10.3(a); and provided further that, in no event shall the Company be required to make any Expense Reimbursements under this Section 10.3(a) following any termination of this Agreement pursuant to Section 10.1(b)(iii) hereof if on or before the date of the Company Stockholders Meeting Parent shall not have received the Chinese Government Approvals or any such Chinese Government Approvals shall have been denied.

          (b)   The Company agrees to pay the Purchaser (or its designees) $860,000 (the "Termination Fee") if this Agreement is terminated:

              (i)  by the Purchaser pursuant to Section 10.1(b)(iv);

             (ii)  by the Company pursuant to Section 10.1(b)(vii);

            (iii)  by either Party pursuant to Section 10.1(d) and, (A) on or before the date of any such termination an Acquisition Proposal shall have been publicly announced or disclosed, and (B) a definitive agreement is entered into by the Company with respect to an Acquisition Transaction or an Acquisition Transaction is consummated within twelve (12) months of such termination of the Agreement; or

            (iv)  by either Party pursuant to Section 10.1(b)(iii) and (A) on or before the date of the Company Stockholders Meeting an Acquisition Proposal shall have been publicly announced or disclosed, and (B) a definitive agreement is entered into by the Company with respect to an Acquisition Transaction or an Acquisition Transaction is consummated within twelve (12) months of such termination of the Agreement.

          (c)   Any Termination Fee required to be paid pursuant to any of Sections 10.3(b)(i)-(iii) shall be paid by the Company by wire transfer of immediately available funds to such account as the Purchaser may designate within ten (10) Business Days after termination by the Purchaser or the Company, as the case may be, and any Termination Fee required to be paid pursuant to Section 10.3(b)(iv) shall be paid by the Company by wire transfer of immediately available funds to such account as the Purchaser may designate within ten (10) Business Days after the date the Company enters into a definitive agreement providing for, or consummates, such Acquisition Transaction. Any Termination Fee required to be paid pursuant to this Section 10.3(b) shall be reduced by the amount of any Expense Reimbursement made by the Company pursuant to Section 10.3(a) hereof.

          (d)   If the Company fails to pay when due any amount payable under this Section 10.3, then (i) the Company shall reimburse the Purchaser for all costs and expenses (including fees of counsel) incurred in connection with the enforcement by the Purchaser of its rights under this Section 10.3, and (ii) the Company shall pay to the Purchaser interest on such overdue amount (for the period commencing as of the date such overdue amount was originally required to be paid and ending on the date such overdue amount is actually paid to the Purchaser in full) at a rate per annum equal to three-percent (3%) over the "prime rate" (as published in The Wall Street Journal) in effect on the date such overdue amount was originally required to be paid.

          (e)   The Parties acknowledge that the agreements contained in this Section 10.3 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, the Parties would not enter into this Agreement.

        Section 10.4    Enforcement of Agreement.

          (a)    Specific Performance.    Subject to Section 10.2(b), the Parties to this Agreement agree that irreparable damage would occur in the event that certain of the provisions of this Agreement were not performed by the Parties in accordance with their specific terms or were otherwise Breached. It is accordingly agreed that, subject in each case to Section 11.11 hereof, (i) prior to the Closing hereunder, the Purchaser shall be entitled to an injunction or injunctions, without the necessity of posting bond, to prevent Breaches of this Agreement by the Company and to enforce specifically the terms and provisions of this Agreement against the Company; (ii) following the Closing hereunder, the Continuing Directors Committee, acting on behalf of the Company, shall be entitled to an injunction or injunctions, without the necessity of posting bond, to prevent Breaches of Section 4.1(d) and Article V of this Agreement by the Purchaser (or any permitted transferee of Purchased Shares, as applicable), and to enforce specifically only such terms and provisions against the Purchaser (or any permitted transferee of Purchased Shares, as applicable); and (iii) except as provided in the foregoing clauses (i) and (ii) of this Section 10.4(a), no Party shall be entitled to pursue any action for specific performance or otherwise seek equitable relief pursuant to this Agreement. In connection with any action for specific performance or to otherwise seek equitable relief against it pursuant to the immediately preceding sentence of this Section 10.4(a), each of the Parties hereto hereby waives (and agrees not to assert) (i) any defenses in any action for specific performance, including the defense that a remedy at law would be adequate and (ii) any requirement under any Legal Requirements for the other Party to post a bond or other security as a prerequisite to obtaining equitable relief.

          (b)    Limitation of Liabilities.

            (i)    No Consequential or Indirect Damages.    Except as otherwise provided in Section 10.3 or this Section 10.4(b), in no event shall the Parties be liable under this Agreement to any other Party or any third party for any consequential, incidental, indirect, exemplary, special or punitive damages, including any damages for business interruption, loss of use, revenue or profit, whether arising out of Breach, tort (including negligence) or otherwise, regardless of whether such damages were foreseeable and whether or not the breaching Party was advised of the possibility of such damages.

             (ii)  In no event shall (A) any of the officers, directors, employees, agents, consultants, investment bankers, legal advisors or representatives (each solely in their capacity as such) of the Company or any of their respective Affiliates shall have any personal liability or obligation to the Purchaser or any of its Affiliates arising out of, relating to or otherwise in connection with this Agreement, any other Transaction Document or any of the Contemplated Transactions, or in respect of any statement, representation, warranty or assurance of any kind made by the Company, in each case regardless of the form of action (including breach of warranty, breach of contract, tort, negligence, strict liability, statutory or otherwise); or (B) any of the officers, directors, employees, agents, consultants, investment bankers, legal advisors or representatives (each solely in their capacity as such) of the Purchaser or any of its Affiliates shall have any personal liability or obligation to the Company or any of its Affiliates arising out of, relating to or otherwise in connection with this Agreement, any other Transaction Document or any of the Contemplated Transactions, or in respect of any statement, representation, warranty or assurance of any kind made by the Purchaser, in each case regardless of the form of action (including breach of warranty, breach of contract, tort, negligence, strict liability, statutory or otherwise).

ARTICLE XI
GENERAL PROVISIONS

        Section 11.1    Entire Agreement.     This Agreement and the documents and instruments and other agreements among the Parties hereto as contemplated by or referred to herein, including the Transaction Documents and the Disclosure Schedules, constitute the entire agreement between the Parties hereto with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings, and agreements, whether written or oral, with respect hereto.

        Section 11.2    Disclosure Schedules.     All capitalized terms not defined in the Disclosure Schedules shall have the meanings assigned to them in this Agreement. Each representation and warranty of a party in this Agreement is made and given, and the covenants are agreed to, subject to the disclosures and exceptions set forth on such party's Disclosure Schedule. The disclosure of any matter in any section of the Disclosure Schedule shall be deemed to be a disclosure for all purposes of this Agreement and all other sections of the Disclosure Schedule to which such disclosure reasonably would be inferred. The listing of any matter on the Disclosure Schedule shall expressly not be deemed to constitute an admission, or to otherwise imply, that any such matter is material, is required to be disclosed under this Agreement or falls within relevant minimum thresholds or materiality standards set forth in this Agreement. No disclosure in the Disclosure Schedule relating to any possible breach or violation of any Contract or Legal Requirement shall be construed as an admission or indication that any such breach or violation exists or has actually occurred. In no event shall the listing of any matter in the Disclosure Schedule be deemed or interpreted to expand the scope of the representations, warranties and/or covenants set forth in this Agreement.

        Section 11.3    Notices.     All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent via facsimile, with confirmation, mailed by registered or certified mail, return receipt requested, or delivered by an express courier, with confirmation, to the parties at the following addresses or at such other address for a Party as shall be specified by like notice:

          (a)   If to the Company, to:

      STR Holdings, Inc.
      18 Craftsman Road
      East Windsor, Connecticut 06088
      Attention: Alan N. Forman, SVP and General Counsel
      E: Alan.Forman@STRHoldings.com

      Copy to Counsel:

      Philip Flink
      Brown Rudnick LLP
      One Financial Center
      Boston, MA 02111
      F: (617) 289-0427
      E: pflink@brownrudnick.com

              or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

          (b)   If to the Purchaser:

      Zhen Fa New Energy (U.S.) Co., Ltd.
      2422 W. Remington Place
      Chandler, AZ 85286

      Attention: Cindy Lin (Lin Xin), President
      Copy Attention to: Zha Zhengfa, Chairman
      E: linxin@zhenfa.com

      Copy to Counsel:

      Karen Dickinson
      Polsinelli PC
      One East Washington St., Suite 1200
      Phoenix, AZ 85004-2568
      F: (602) 532-7447
      E: kdickinson@polsinelli.com

              or to such other person at such other place as the Purchaser shall designate to the Company in writing.

        Section 11.4    Headings.     The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

        Section 11.5    Assignment.     This Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective heirs, representatives, successors and assigns.

        Section 11.6    Waiver of a Jury Trial.     EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THE

PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE CONTEMPLATED TRANSACTIONS.

        Section 11.7    Severability.     In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        Section 11.8    Rules of Construction; Attorney-Client Privilege.     The Parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and therefore waive the application of any law, rule, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document. Additionally, all communications involving attorney-client confidences between the Company and its Affiliates, on the one hand, and Brown Rudnick LLP, on the other hand, relating to the negotiation, documentation and consummation of the Contemplated Transactions shall be deemed to be attorney-client confidences that belong solely to the Company and its Affiliates (and not the Purchaser). Accordingly, and notwithstanding anything to the contrary in this Agreement or the Transaction Documents, the Purchaser or its Affiliates shall not have access to any such communications or to the files of Brown Rudnick LLP relating to such engagement from and after the Closing Date. Without limiting the generality of the foregoing, from and after the Closing Date, (a) the Company and its Affiliates (and not the Purchaser and its Affiliates) shall be the sole holders of the attorney-client privilege with respect to such engagement, and the Purchaser shall not be a holder thereof, (b) to the extent that files of Brown Rudnick LLP in respect of such engagement constitute property of the client, only the Company and its Affiliates (and not the Purchaser or its Affiliates) shall hold such property rights and (c) Brown Rudnick LLP shall have no duty whatsoever to reveal or disclose any such attorney-client communications or files to the Purchaser or any of its Affiliates by reason of any attorney-client relationship between Brown Rudnick LLP and the Purchaser or otherwise. Notwithstanding the foregoing, in the event that a dispute arises between the Parties and a third party (other than a party to this Agreement or any of their respective Affiliates) after the Closing, the Purchaser (including on behalf of its Affiliates) may assert the attorney-client privilege to prevent disclosure of confidential communications by Brown Rudnick LLP to such third party; provided, however, that neither the Purchaser nor any of its Affiliates may waive such privilege without the prior written consent of the Company.

        Section 11.9    No Third-Party Beneficiary.     Except as set forth herein, the terms and provisions of this Agreement are intended solely for the benefit of each Party hereto and their respective heirs, representatives, successors and assigns, and it is not the intention of the Parties to confer upon any other person or entity any rights or remedies.

        Section 11.10    Amendment; Waiver.     This Agreement may not be amended except by an instrument in writing signed by the Parties hereto. Any agreement on the part of a Party hereto to the waiver of any provision of this Agreement shall be valid only if set forth in an instrument in writing signed on behalf of such party; provided, however, that after receipt of Stockholder approval, if any such amendment or waiver shall by applicable Legal Requirement or in accordance with the rules and regulations of NYSE require further approval of the Stockholders, the effectiveness of such amendment or waiver shall be subject to the approval of the Stockholders.

        Section 11.11    Governing Law; Consent to Jurisdiction.

          (a)   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and the federal law of the United States of America; without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the Legal Requirements of any other jurisdiction.

          (b)   EACH OF THE PURCHASER AND THE COMPANY HERETO CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW CASTLE IN THE STATE OF DELAWARE AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS INVOLVING ONLY SUCH PARTIES RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE LITIGATED ONLY IN SUCH COURTS. EACH OF THE PURCHASER AND THE COMPANY HERETO ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF SUCH COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT OR THE CONTEMPLATED TRANSACTIONS. EACH OF THE PURCHASER AND THE COMPANY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT THE ADDRESS SPECIFIED IN THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE FIFTEEN (15) CALENDAR DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF THE PURCHASER OR THE COMPANY TO SERVE ANY SUCH LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

          (c)   In the event that any proceeding, suit or action is instituted to enforce any provision in this Agreement, the prevailing Party in such dispute shall be entitled to recover from the losing Party all fees, costs, and expenses of enforcing any right of such prevailing Party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

        Section 11.12    Language and Version.     This Agreement may be executed in both English and Chinese. If any conflict or other inconsistency between the two language versions shall exist, the version written in English shall prevail. Without limiting the foregoing, all references to "$" shall mean U.S. dollars.

        Section 11.13    Counterparts.     This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. This Agreement or any counterpart may be executed and delivered by facsimile copies or delivered by electronic communications by portable document format (.pdf), each of which shall be deemed an original.

[The balance of this page is intentionally blank. Signature page follows.]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

STR HOLDINGS, INC.
By:	/s/ ROBERT S. YORGENSEN
	Name:	Robert S. Yorgensen
	Title:	President and Chief Executive Officer
ZHEN FA NEW ENERGY (U.S.) CO., LTD.
By:	/s/ CINDY LIN
	Name:	Cindy Lin
	Title:	President

EXHIBIT A

Sales Service Agreement

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SALES SERVICE AGREEMENT

        This Sales Service Agreement (this "Agreement") is made as of the 11th day of August, 2014, by and (Zhenfa Energy Group Co., Ltd.), a Chinese limited liability company (License Number: 500903000056264) ("Zhenfa") and Specialized Technology Resources, Inc., a Delaware corporation ("STR", and together with Zhenfa, the "Parties", and each individually a "Party"). "Affiliate" of any Party means another entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Party; provided, however, that for purposes of this Agreement the Parties shall not be deemed to be Affiliates.

Background

        a.     Simultaneously with the execution of this Agreement, STR Holdings, Inc., a Delaware corporation and the parent corporation of STR ("Holdings"), and Zhenfa entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), pursuant to which Holdings has agreed to sell, and Zhen Fa New Energy (U.S.) Co., Ltd., an Affiliate of Zhenfa, has agreed to purchase, shares of common stock of Holdings (the "Purchased Shares") constituting a majority interest in the common stock of Holdings in accordance with the terms and conditions set forth therein (such purchase and sale to be referred to herein as the "Transaction").

        b.     Zhenfa and its Affiliates (the "Zhenfa Group") specialize in photovoltaic system designs, supplying of materials, contracting and project finance, including the engineering, procurement and construction ("EPC") of integrated solar projects in China and other countries.

        c.     In connection with the sale of the Purchased Shares, the Parties desire to establish a strategic relationship whereby the Zhenfa Group would, among other things, assist STR and its Affiliates (collectively, the "Company") in the marketing, sales and distribution of the Company's encapsulant products to Chinese solar module manufacturers.

        d.     Upon the closing of the Transaction, the Zhenfa Group and the Company wish to work together to expand the Company's business in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, subject to the foregoing, the mutual covenants and agreements set forth herein, and other consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

        1.    Effective Date.

        As set forth in the Stock Purchase Agreement, the closing of the Transaction (the "Transaction Closing Date") will be subject to certain conditions to closing, including the receipt by the Company of stockholder approval of the Transaction. This Agreement shall become automatically effective, without any further action by either Party, upon the Transaction Closing Date. Thereafter this Agreement shall continue until terminated pursuant to Section 5 hereof. If the Transaction Closing Date does not occur, this Agreement shall become void ab initio and have no force and effect.

        2.    Zhenfa Group Assistance.

        The Zhenfa Group hereby agrees, from and after the Transaction Closing Date, and for so long as this Agreement shall remain in effect (the "Term"), as follows:

          (a)    Marketing and Sales; Branding.    The Zhenfa Group agrees to use commercially reasonable efforts to assist the Company with the marketing, sales and distribution of the Company's encapsulant and related products (as such products may be modified by the Company from time to time, the "Products") to Chinese solar module manufacturers, and to otherwise provide guidance to the Company in conducting business in China (the "Territory").

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          (b)    Manufacturing Facilities.    The Zhenfa Group agrees to provide the Company with an option to lease a manufacturing facility of not less than 10,000 square meters located in either Wuxi, Jiangsu Province, China or Zhangjiangang, Jiangsu Province, China, as mutually agreed by the Parties, in broom clean, move-in condition rent free for a period of at least five (5) years. The Company may elect to exercise this option by providing written notice to the Zhenfa Group at any time within two (2) years of the Transaction Closing Date. If the Company exercises this option and wishes to remain after the initial five (5) year term, the Zhenfa Group agrees to provide an option to extend the lease of such facility for a second term of five (5) years with rent at a rate no higher than fifty (50%) of the fair rental value for such facility. For the avoidance of doubt, the option to lease set forth in this Section 2(b) shall not survive the termination of this Agreement; provided, however, that any lease entered into pursuant to this Section 2(b) shall be governed by the terms thereof and survive the termination of this Agreement in accordance with the terms thereof.

          (c)    Government Relations.    The Zhenfa Group agrees to use commercially reasonable efforts to assist the Company with complying with Chinese law (it being understood that maintaining such compliance shall be the sole responsibility of the Company) and obtaining lawful incentives and tax abatements or other lawful tax benefits with respect to the Company's operations in the Territory.

          (d)    Raw Materials.    The Zhenfa Group agrees to use commercially reasonable efforts to assist the Company in securing raw materials from local Chinese suppliers on terms and conditions favorable to the Company.

          (e)    Hiring and Training Personnel.    The Zhenfa Group agrees to use commercially reasonable efforts to assist the Company in hiring, training and developing its workforce in the Territory.

          (f)    Coordination Committee.    During the Term, the Parties agree to maintain a coordination committee (the "Coordination Committee") of no less than two (2) individuals, which shall be composed of an equal number of appointees of the Zhenfa Group and the Company, each of whom shall be a member of senior management of the appointing Party. The Coordination Committee shall meet at least once a month to review and agree on the specific actions to be taken by the Zhenfa Group pursuant to Sections 2(a), 2(c)—2(e), and Section 3 of this Agreement, and the level of effort requested by STR from the Zhenfa Group relating to such actions together with such other information as either Party may reasonably request. The Coordination Committee shall also be available to review opportunities for the Zhenfa Group and the Company to expand their cooperation for their mutual benefit. It is understood that the Coordination Committee shall be advisory only and shall not have the power or authority to bind either Party.

          (g)    Exclusive Assistance.    During the Term and for a period of six (6) months thereafter, the Zhenfa Group shall not market, sell or distribute encapsulant products (except for services rendered to the Company hereunder) or such other products as the Parties may mutually agree, nor shall it assist any third party, in the marketing, sales or distribution, of any encapsulant products, or such other products as the Parties may mutually agree, sold by the Company within or outside the Territory, or provide any other assistance described in this Agreement to any competitor of the Company.

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        3.    Responsibilities of the Zhenfa Group.

          (a)    Promotion of Products.    The Zhenfa Group will use its commercially reasonable efforts to enhance the Company's brand and to promote and maximize the sale and use of the Products in the Territory. In furtherance of but without limiting the foregoing, the Zhenfa Group agrees to:

    (i)
    be available to assist the Company in soliciting orders for the Products within the Territory, and otherwise advise the Company of any sales leads or potential customers for Products within or outside the Territory;

    (ii)
    promote the sales of the Products to suppliers of the Zhenfa Group in compliance with the policies, procedures, warranties, and prices established by the Company from time-to-time, and in compliance with laws as set forth in Section 9 below; and

    (iii)
    assist the Company in developing sales catalogs and other literature for the Products for use in the Territory and in distributing such information to its suppliers and other potential customers within the Territory.

          (b)    Shipping; Import/Export.    The Zhenfa Group will use commercially reasonable efforts to assist the Company with (i) the shipping of the Products to (and if necessary from) customers within the Territory, and (ii) the import and export of raw materials and Products in and out of the Territory.

          (c)    Financing.    The Zhenfa Group will use commercially reasonable efforts to assist the Company in obtaining, on the terms favorable to the Company, debt financing in the Territory to further the Company's manufacture and sale of Products.

          (d)    Product Development.    The Zhenfa Group, as an experienced developer of solar projects, shall use commercially reasonable efforts to assist the Company in developing new and better Products.

          (e)    Production Capacity.    The Zhenfa Group will use commercially reasonable efforts to assist the Company in increasing its production capacity and efficiency with respect to its manufacture of the Products.

          (f)    Trade Shows.    If requested by the Company, the Zhenfa Group will assist the Company in presentations at trade shows within the Territory and in other sales promotional campaigns within the Territory.

          (g)    Credit and Collection.    The Zhenfa Group will furnish to the Company, from time to time, any information which it may have from time to time relative to the credit standing of a prospective customer of the Products; will use its commercially reasonable efforts to assist the Company, upon its request, with any collections for Products sold in the Territory; and shall remit to the Company any amounts paid by its customer to the Zhenfa Group, inadvertently or otherwise.

          (h)    Local Assistance.    The Zhenfa Group shall provide the Company with such assistance as mutually agreed by the Parties to assist the Company in obtaining all required licenses, permits or other governmental authorizations relating to the manufacturing, marketing, sales and distribution of the Products within the Territory, including but not limited to any export or import license or permit.

        4.    Acceptance of Orders.

        It is understood and agreed that all orders for Products, whether within or outside the Territory, are subject to acceptance or rejection, in the sole discretion of the Company. The Zhenfa Group understands that it is granted only the authority to assist the Company in obtaining orders for Products.

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In no case is the Zhenfa Group expressly or impliedly authorized to accept orders on behalf of the Company or to enter into written or oral contracts or agreements of any nature on behalf of the Company. For the avoidance of doubt, this Agreement does not address or otherwise provide for the purchase or sale of Products, including without limitation to the Zhenfa Group, and any such purchase or sale, or any terms related thereto, shall be provided for in a separate agreement.

        5.    Term and Termination.

        This Agreement shall have an initial term of two (2) years from the Transaction Closing Date and thereafter shall be automatically extended for additional one (1) year periods unless terminated by either Party by at least one hundred and eighty (180) days' written notice prior to the expiration of the initial term or any subsequent term; provided, however, that this Agreement may be terminated:

          (a)   By either Party, if the other party breaches any of its obligations under this Agreement and fails to remedy such breach within sixty (60) days after written notice of such breach is provided to such other party.

          (b)   By either Party, if the Zhenfa Group shall cease to own more than ten percent (10%) of the common stock of the Company.

        It is specifically understood by the Parties that if one Party shall duly exercise its right of termination under this Section 5, the only rights of the other Party shall be those specified in Section 6 hereof, and that neither Party shall be entitled to any compensation or claim for goodwill or other loss, cost or expense which either of them may suffer or claim to have suffered by reason of termination of this Agreement.

        6.    Rights Following Termination.

          (a)   In the event of termination, the Zhenfa Group shall promptly return to the Company or its designee all sales literature, brochures, technical information, price lists, samples, evaluation units and other materials supplied by the Company to the Zhenfa Group without charge. Each Party shall also return or destroy all Confidential Information relating to this Agreement, as set forth in certain confidentiality agreement between the Parties, dated May 27, 2014, which continues in full force and effect (the "NDA").

          (b)   The rights and obligations of the Parties set forth in Sections6, 7, 11, 14, and 15 shall survive any termination of this Agreement.

        7.    Proprietary Rights and Confidentiality.

          (a)   Except as expressly set forth in Section 8, neither this Agreement nor any sale of Products shall be construed as granting to the Zhenfa Group any license or right in or to any patent, copyright, trademark or other proprietary right of the Company.

          (b)   Each Party hereby acknowledges and agrees that it is subject to the NDA (as amended by the Stock Purchase Agreement), and further agrees to maintain the confidentiality of, and not disclose to others, any confidential or proprietary information of the other Party which it may now have or may hereafter obtain, including without limitation specifications, technical reports, customer lists and product plans relating to the other Party's business or products.

          (c)   The Zhenfa Group understands and agrees that unless otherwise expressly agreed to in writing by the Parties, all inventions and other intellectual property rights relating to the Products or the manufacture thereof, including Products or manufacturing processes that may be developed pursuant to this Agreement, including without limitation the right to own all patents, trademarks, copyrights, and related applications with respect thereto (collectively, "Intellectual Property"), shall be owned exclusively by the Company, and the Zhenfa Group hereby agrees to assign to the Company all right, title and interest it may have to all such Intellectual Property. Provided,

A-1-5

  however, that the foregoing obligations shall not apply to any manufacturing processes or other Intellectual Property owned or controlled by Zhenfa relating to products or services not substantially similar to the Products. Without limiting the foregoing, the Zhenfa Group agrees to assist the Company, at Company's expense, to obtain and enforce patents on any applicable Intellectual Property described above in the Territory and any other countries the Company selects, and will execute any related documents, including, without limitation, application papers or letters, patent assignments, affidavits and oaths of facts within its knowledge, and to assign its right, title, and interest in and to such inventions and related patents to the Company or its designee. The Zhenfa Group further agrees to do any other things the Company reasonably requests to convey to, or vest in, the Company the rights, titles, benefits, and privileges intended to be conveyed in the Intellectual Property described above, at Company's expense. For the avoidance of doubt, the obligations under this Section with respect to the assignment of inventions and other Intellectual Property rights developed during the Term of this Agreement, including the further assurances with respect thereto, shall continue after the termination of this Agreement.

        8.    Trademarks.

        The Zhenfa Group shall conduct its business under its own name. The Zhenfa Group shall not use any trademarks or tradenames of the Company in any manner, except as authorized in writing by the Company or in connection with the use of literature supplied by the Company, and the Company hereby grants a license to the Zhenfa Group to use the trademarks and tradenames solely as described in this Section. The Zhenfa Group shall discontinue such usage upon the termination of this Agreement.

        9.    Compliance with Laws.

        In the performance of its respective obligations under this Agreement, each Party shall, and shall cause their Affiliates to comply strictly with all applicable laws, regulations, orders and government policies in any jurisdiction applicable to either such Party, including without limitation, all export laws, as well as the United States of America Foreign Corrupt Practices Act of 1977, as amended (the "FCPA"), and the U.K. Bribery Act, 2010 (the "Bribery Act") and the anti-bribery provisions included in the PRC Criminal Law and the Chinese Anti-Unfair Competition law and all implementing regulations (the "PRC Anti-Bribery Laws"). Without limiting the foregoing, each Party agrees that (i) neither it, nor any of its officers, directors employees, agents, affiliates or other representatives, will in connection with the obligations or activities contemplated under this Agreement: pay, offer or promise to pay, or authorize the payment of, any money, or give or promise to give, or authorize the giving of, any services or anything else of value, either directly or through a third party, to any official or employee of any governmental authority or instrumentality, or of a public international organization, or of any agency or subdivision thereof, or to any political party or official thereof or to any candidate for political office for the purpose of: (A) influencing any act or decision of that person in his official capacity, including a decision to fail to perform his official functions with such governmental agency or instrumentality or such public international organization or such political party; (B) inducing such person to use his influence with such governmental agency or instrumentality or such public international organization or such political party to affect or influence any act or decision thereof; or (C) securing any improper advantage; (ii) that it is aware of and familiar with the provisions of the FCPA, the Bribery Act, and the PRC Anti-Bribery Laws; and (iii) that neither it, nor any of its officers, directors, employees, agents, affiliates or other representatives has performed any action or made any payment (including promises to take action or to make payments) in violation of, or that might cause the Company or the Zhenfa Group to be in violation of, the FCPA, the Bribery Act, or the PRC Anti-Bribery Laws. Each Party hereby agrees to cooperate with the other Party in assuring compliance with the provisions of this Section 9.

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        10.    Relationship Between Parties.

        The Zhenfa Group and the Company are independent contractors, and this Agreement shall not be deemed to constitute either Party the partner, joint venturer, franchisee, servant, employee, or agent of the other. Neither Party shall have the authority to act for or to bind the other in any way, to make representations or warranties or to execute agreements on behalf of the other Party, or to represent that a Party is in any way responsible for the acts or omissions of the other Party. Without limiting the foregoing, the Zhenfa Group shall have no authority to alter any of the terms or conditions of any standard forms or other agreements of the Company with purchasers of Products.

        11.    Notices.

        All notices, including notices of address change, required or permitted to be given under this Agreement shall be in writing and deemed to have been received (a) when received if hand delivered, or (b) three business days after being sent by an internationally recognized overnight delivery service. Notices shall be addressed to the Parties at the addresses set forth below, or at such other address as may be given in writing by either party to the other in accordance with this Section 11. In addition to the other provisions set forth in this Section 11, any notice or communication to the Parties may be made via electronic transmission (email or fax) and shall be deemed to have been received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgment).

        If to the Company:

    STR Holdings, Inc.
    18 Craftsman Road
    East Windsor, Connecticut 06088
    Attention: General Counsel
    F: 860 758 7416
    E: alan.forman@STRHoldings.com

    Copy to Counsel:

    Philip Flink
    Brown Rudnick LLP
    One Financial Center
    Boston, MA 02111
    F: (617) 289-0427
    E: pflink@brownrudnick.com

        If to the Zhenfa Group:

    Zhenfa Energy Group Co., Ltd.
    27th Floor, No. 1 Building
    12 North Qingfeng
    Yubei District
    Chongqing
    China
    Attention: Zha Zhengfa, Chairman
    F: (86) 023 63016609

    with a copy to counsel (which shall not constitute notice):
    Polsinelli PC
    One East Washington St., Suite 1200
    Phoenix, AZ 85004-2568
    Attention: Karen Dickinson
    F: (602) 532-7447
    E: kdickinson@polsinelli.com

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        12.    Assignability.

        Each Party acknowledges that the Party is entering into this Agreement in reliance upon the personal reputation, qualifications and abilities of the other Party, and accordingly, neither Party may assign its rights or obligations under this Agreement, either voluntarily or by operation of law, except with the prior written consent of the other Party. Notwithstanding the foregoing, neither Party shall be bound by the obligations in this Section upon assignment of this Agreement to an Affiliate of such Party

        13.    Expenses.

        Unless otherwise agreed in writing by the Parties prior to the incurrence thereof, each of the Parties will pay all costs and expenses incurred by it in connection with its business and the performance of its obligations under this Agreement and will be solely responsible for the acts and expenses of its employees and agents. Notwithstanding the foregoing, no Party shall have any obligation to incur any third party costs and expenses unless the other Party agrees to reimburse such Party for such costs and expenses. Reimbursement of such costs and expenses shall be subject to receipt by the reimbursing Party of appropriate documentation, such documentation to be mutually agreed by the Parties, evidencing such costs and expenses.

        14.    No Warranties.

        NEITHER PARTY NOR ANY OF ITS AFFILIATES, OR THEIR RESPECTIVE EMPLOYEES, REPRESENTATIVES, OR AGENTS, MAKES ANY WARRANTIES WHATSOEVER AND DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

        15.    Miscellaneous.

          (a)   This Agreement shall not be binding upon either Party until it has been executed by a duly authorized officer of such Party, and upon the Transaction Closing Date.

          (b)   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and the federal law of the United States of America, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

          (c)   The Parties hereby agree that any disputes arising under this Agreement which cannot be settled amicably shall be required to be resolved through arbitration as set forth in this Section 15(c). In any such case, the Parties hereto agree that any and all disputes which cannot be settled amicably, including any ancillary claims of any Party arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including without limitation disputes regarding the validity, scope and enforceability of this arbitration provision) shall be finally settled by arbitration under the 2012 Rules of Arbitration of the International Chamber of Commerce (the "ICC Rules 2012") conducted before three (3) arbitrators in London, England. Zhenfa Group shall appoint one (1) arbitrator, the Company shall appoint one (1) arbitrator, and such two (2) arbitrators shall appoint the third arbitrator. If the two (2) party appointed arbitrators fail to agree on the selection of a third arbitrator within thirty (30) days of the receipt of the request for arbitration, the International Chamber of Commerce shall make the appointment of the third arbitrator in accordance with the ICC Rules 2012. The proceedings shall be in the English language, on the understanding that necessary translation shall be done from or to Chinese. The arbitrators shall not have powers or authority to change or alter the express conditions or provisions of this Agreement, and shall not take any decisions ex aequo et bono. Performance under this Agreement

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  shall continue if reasonably possible during any arbitration proceedings. Except as required by law or as may be reasonably required in connection with ancillary judicial proceedings to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm or challenge an arbitration award, the arbitration proceedings, including any hearings, shall be confidential, and the Parties shall not disclose any awards, any materials produced in the proceedings created for the purpose of the arbitration, or any documents produced by another party in the proceedings not otherwise in the public domain. In the event arbitration occurs, the Parties agree that the arbitration award shall be final and binding. All awards may, if necessary, be enforced by any court having jurisdiction in the same manner as a judgment in such court.

          (d)   In the event that any arbitration proceeding, suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs, and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

          (e)   If this Agreement is executed in both English and Chinese; the English version shall prevail if there is any conflict or other inconsistencies between the two language versions. Without limiting the foregoing, all references to "$" shall mean U.S. dollars.

          (f)    This Agreement constitutes the entire understanding between the Parties relating to the subject matter of this Agreement and supersedes all prior writings, negotiations or understandings with respect thereto. No modification or addition to this Agreement shall have any effect unless it is set forth in writing and signed by both of the Parties; provided, however, that to be valid any waiver, amendment, change or other modification to this Agreement signed by the Company during the Term shall be approved by a majority of the Continuing Directors (as such term is defined in the Stock Purchase Agreement).

          (g)   The waiver by either Party of any breach of any provision of this Agreement shall not be construed as a continuing waiver of such breach or as a waiver of other breaches of the same or of other provisions of this Agreement.

          (h)   This Agreement may be executed by facsimile or electronic signature in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same document.

          (i)    Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          (j)    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (k)   Neither Party shall be liable for damages resulting from delays in performance hereunder caused by circumstances or events beyond either Party's reasonable control, including, but not limited to, labor disputes, inability to procure export licenses, legally imposed travel restrictions, natural catastrophe, war, civil disturbance, shortages in materials or labor, delays in receipt of materials, or products from subcontractors.

        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Zhenfa Energy Group Co., Ltd.
/s/ ZHA ZHENGFA
Name:	Zha Zhengfa
Title:	Chairman
SPECIALIZED TECHNOLOGY RESOURCES, INC.
/s/ ROBERT S. YORGENSEN
Name:	Robert S. Yorgensen
Title:	President and Chief Executive Officer

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EXHIBIT B

Form of Registration Rights Agreement

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REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of                         , 2014, by and between STR Holdings, Inc., a Delaware corporation (the "Company"), and Zhen Fa New Energy (U.S.) Co., Ltd., a Nevada corporation (the "Stockholder"). Each of the Company and the Stockholder may be referred to in this Agreement as a "Party," and, collectively, as the "Parties." Capitalized terms used but not otherwise defined herein have the meanings assigned such terms in Section 9 of this Agreement.

        A.    The Company and the Stockholder are parties to that certain Stock Purchase Agreement, dated as of August 11, 2014 (the "Purchase Agreement"), pursuant to which the Stockholder is purchasing an aggregate of 27,632,130 shares of Common Stock of the Company (the "Purchased Shares").

        B.    In connection with the transactions contemplated by the Purchase Agreement, and pursuant to the terms of the Purchase Agreement, the Parties desire to enter into this Agreement in order to grant to the Stockholder and certain of its permitted transferees certain demand and piggyback registration rights covering the Purchased Shares, all in accordance with the terms and conditions set forth below.

        NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Stockholder hereby agree as follows:

        1.    Demand Registrations.

          (a)    Short-Form Registrations.    At any time after twelve (12) months following the date hereof, each Holder may request registration under the Securities Act of all or any portion of its Registrable Securities on Form S-3 or any successor form (each, a "Short-Form Registration"), which may, if so requested, be a "shelf" registration under Rule 415 under the Securities Act. Each request for a Short-Form Registration shall specify the number of Registrable Securities requested to be registered.

          (b)    Long-Form Registrations.    At any time that a Holder is then eligible to request registration under the Securities Act of all or any portion of its Registrable Securities but where Short-Form Registration pursuant to Section 1(a) of this Agreement is not available to be used by the Company in respect of such proposed registration, but in no event earlier than twelve (12) months following the date hereof, each Holder shall be entitled to request a registration on Form S-1 or any similar form (each, a "Long-Form Registration")A registration shall not count as one of the permitted Long-Form Registrations unless and until a registration statement relating thereto has become effective under the Securities Act and each requesting Holder is able to register and sell at least fifteen percent (15%) of its Registrable Securities thereunder.

          (c)    Priority on Demand Registration.    Holders shall have the right to request that a Demand Registration be effected as an underwritten offering at any time, subject to this Section 1 by delivering to the Company a notice setting forth such request and the number of Registrable Securities sought to be disposed of by such Holder in such underwritten offering. All Holders proposing to participate in such underwriting shall (i) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting by a Majority-in-Interest of the Registrable Securities included in such offering, which underwriter(s) shall be reasonably acceptable to the Company, provided that, with respect to such underwriting agreement or any other documents reasonably required under such agreement, (A) no Holder shall be required to make any representation or warranty with respect to or on behalf of the Company or any other stockholder of the Company and (B) the liability of any Holder shall be limited as provided in Section 6(b) hereof, and (ii) complete and execute all questionnaires, powers-of-attorney,

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  indemnities, opinions and other documents required under the terms of such underwriting agreement. If the managing underwriter(s) for an underwritten offering advise(s) the Company and the Holders in writing that the dollar amount or number of Registrable Securities which the Holders desire to sell, taken together with all other Common Stock or other securities which the Company desires to sell and the Common Stock or other securities, if any, as to which registration has been requested pursuant to written contractual piggyback registration rights held by other stockholders of the Company, if any, who desire to sell or otherwise, exceeds the maximum dollar amount or maximum number of securities that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the "Maximum Threshold"), then the Company shall include in such registration: (1) first, the Registrable Securities (pro rata in accordance with the number of Registrable Securities which such Holders have requested be included in such underwritten offering, regardless of the number of Registrable Securities or other securities held by each such Person) that can be sold without exceeding the Maximum Threshold; (2) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (1), the Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; (3) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (1) and (2), the Common Stock or other securities for the account of other Persons that the Company is obligated to register pursuant to written contractual arrangements, if any, with such Persons and that can be sold without exceeding the Maximum Threshold; and (4) fourth, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (1), (2) and (3), the Common Stock that other stockholders desire to sell that can be sold without exceeding the Maximum Threshold to the extent that the Company, in its sole discretion, wishes to permit such sales pursuant to this clause (4).

          A request for an underwritten offering may be withdrawn by Holders of a majority of the Registrable Securities proposed to be included in such offering prior to the consummation thereof, and, in such event, such withdrawal shall not be treated as a request for an underwritten offering which shall have been effected pursuant to the immediately preceding paragraph. In no event will a Demand Registration count as a Demand Registration unless at least fifty percent (50%) of all Registrable Securities requested to be registered in such Demand Registration by the Holders initiating such Demand Registration are, in fact, registered in such registration.

          (d)   The Company shall not be obligated to effect (i) more than five Long-Form Registrations, (ii) more than one Demand Registration (including any underwritten offering) during any nine-month period or (iii) any Demand Registration unless the number of Registrable Securities sought to be registered on such Registration Statement is at least 1,000,000 shares (subject to adjustment for any stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization); provided, however, that if the aggregate amount of Registrable Securities shall be less than 1,000,000 shares (subject to adjustment for any stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization) the Company shall, upon request by the Holders, register such amount of Registrable Securities on one Registration Statement.

          (e)   If the filings contemplated herein are not permitted under the rules and regulations promulgated by the Securities and Exchange Commission or by any Commission Guidance, then within thirty (30) days after a written request by one or more Holders to register for resale any additional Registrable Securities owned by such Holders that have not been registered for resale on a "shelf" Registration Statement, the Company shall file a Registration Statement similar to the Registration Statement then effective (each, a "Follow-On Registration Statement"), to register for

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  resale 100%, or such portion as permitted by Commission Guidance (provided that the Company shall use commercially reasonable efforts to advocate with the Securities and Exchange Commission for the registration of all or the maximum number of the Registrable Securities as permitted by Commission Guidance), of such additional Registrable Securities. The Company shall give written notice of the filing of the Follow-On Registration Statement at least twenty-five (25) days prior to filing the Follow-On Registration Statement to all Holders (the "Follow-On Registration Notice") and shall include in such Follow-On Registration Statement all such additional Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after sending the Follow-On Registration Notice. Notwithstanding the foregoing, the Company shall not be required to file a Follow-On Registration Statement (i) if it has filed a Follow-On Registration Statement within the prior six-month period, or (ii) if the aggregate amount of additional Registrable Securities requested to be registered on such Follow-On Registration Statement is less than 1,000,000 shares (subject to adjustment for any stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization). The Company shall use commercially reasonable efforts to cause such Follow-On Registration Statement to be declared effective as promptly as practicable after filing such Follow-On Registration Statement.

          (f)    Notwithstanding any other provision of this Agreement, if any Commission Guidance sets forth a limitation of the number of Registrable Securities to be registered on a particular Registration Statement (notwithstanding the Company's commercially reasonable efforts to advocate with the Securities and Exchange Commission for the registration of all or a greater number of Registrable Securities), then, unless otherwise directed in writing by a Holder as to its Registrable Securities, the amount of Registrable Securities to be registered on such Registration Statement will be reduced pro rata among the Holders based on the total number of unregistered Registrable Securities held by such Holders.

        2.    Piggyback Registrations.

          (a)    Right to Piggyback.    Whenever the Company proposes to register any of its securities under the Securities Act, and the registration form proposed to be used may be used to register the resale of Registrable Securities (each, a "Piggyback Registration"), the Company shall give prompt written notice (in any event at least ten (10) Business Days prior to the anticipated filing date of the Registration Statement relating to such registration) to each Holder of its intention to effect such a registration and shall use its commercially reasonable efforts to include in such registration all Registrable Securities with respect to which the Company has received a written request from each Holder for inclusion therein within five (5) Business Days following such Holder's receipt of the Company's notice. All Holders proposing to distribute their securities through a Piggyback Registration that involves an underwriter(s) shall enter into an underwriting agreement in reasonable and customary form with the underwriter(s) selected for such Piggyback Registration, provided that with respect to such underwriting agreement or any other documents reasonably required under such agreement, (i) no Holder shall be required to make any representation or warranty with respect to or on behalf of the Company or any other stockholder of the Company and (ii) the liability of any Holder shall be limited as provided in Section 6(b) hereof and (iii) each Holder shall complete and execute all questionnaires, powers-of-attorney, indemnities, opinions and other documents reasonably required under the terms of such underwriting agreement. No registration effected under this Section 2 shall relieve the Company of its obligations to effect a Demand Registration required by Section 1. If at any time after giving notice of its intention to register any Company securities pursuant to this Section 3(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give

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  notice to all of the Holders participating in such Piggyback Registration and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.

          (b)    Reduction of Offering.    If the managing underwriter(s) for a Piggyback Registration that is to be an underwritten offering advises the Company and the Holders that in their opinion the dollar amount or number of Common Stock or other securities which the Company desires to sell, taken together with Common Stock or other securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with third parties, if any, the Registrable Securities as to which registration has been requested under this Section 2, and the Common Stock or other securities as to which registration has been requested pursuant to the written contractual piggyback registration rights of other stockholders of the Company, exceeds the Maximum Threshold, then the Company shall include in any such registration:

              (i)  If the registration is undertaken for the Company's account: (A) first, the Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold, and (ii) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (A), the Registrable Securities and the Common Stock or other securities proposed to be sold for the account of other Persons that the Company is obligated to register pursuant to any written contractual piggyback registration rights with such Persons and that can be sold without exceeding the Maximum Threshold (pro rata in accordance with the number of Registrable Securities and Common Stock or other securities which such Holders and other Persons have requested be included in such underwritten offering, regardless of the number of Registrable Securities and Common Stock or other securities held by each such Holder or other Person), and

             (ii)  If the registration is a "demand" registration undertaken at the demand of one or more Persons other than the Company and any Holder, (A) first, the Common Stock or other securities for the account of such demanding Persons that can be sold without exceeding the Maximum Threshold; (B) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (A), the Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; and (C) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (A) and (B), the Registrable Securities and the Common Stock or other securities proposed to be sold for the account of other Persons that the Company is obligated to register pursuant to any written contractual piggyback registration rights with such Persons and that can be sold without exceeding the Maximum Threshold (pro rata in accordance with the number of Registrable Securities and Common Stock or other securities which such Holders and other Persons have requested be included in such underwritten offering, regardless of the number of Registrable Securities and Common Stock or other securities held by each such Holder or other Person).

          (c)    Selection of Underwriters.    If any Piggyback Registration is an underwritten primary offering, the investment banker(s) and manager(s) for the offering shall be selected by the Company.

        3.    Market Standoff Agreement.

          (a)   The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the period beginning on the date the Company receives a request for an underwritten offering from any Holder and continuing until sixty (60) days after the commencement of an underwritten offering, unless the underwriters managing the registered public offering otherwise agree after consultation with a Majority-in-Interest, and (ii) shall cause each executive officer and director of the Company and each holder of its Common Stock, or any securities convertible into or exchangeable or

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  exercisable for such Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

          (b)   Each Holder of Registrable Securities agrees that in connection with any public offering of the Company's equity securities, or any securities convertible into or exchangeable or exercisable for such securities, and upon the request of the managing underwriter(s) in such offering, such Holder shall not, without the prior written consent of such managing underwriter(s), during the period commencing on the date that is ten (10) days prior to the consummation of such offering and continuing until sixty (60) days after the commencement of an underwritten offering, (i) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, hedge the beneficial ownership of or otherwise dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, exercisable for or exchangeable for shares of Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 3(b) shall not apply to sales of Registrable Securities to be included in such offering pursuant to Sections 1 and 2, and shall be applicable to the holders of Registrable Securities only if all executive officers and directors of the Company and each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for such Common Stock, purchased from the Company at any time after the date of this Agreement are subject to the same restrictions. Each holder of Registrable Securities agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. Notwithstanding anything to the contrary contained in this Section 3(b), each holder of Registrable Securities shall be released, pro rata, from any lock-up agreement entered into pursuant to this Section 3(b) in the event and to the extent that the managing underwriter or the Company permit any discretionary waiver or termination of the restrictions of any lock-up agreement pertaining to any executive officer, director or other holder of Common Stock.

        4.    Registration Procedures.

          (a)   Whenever the Holder has requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the Holder's intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

              (i)  (A) prepare and file with the Securities and Exchange Commission a Registration Statement with respect to such Registrable Securities as soon as reasonably practicable, but in any event within thirty (30) days following the date of a demand for registration pursuant to Section 1(a) or Section 1(b) of this Agreement, as applicable, and (B) use commercially reasonable efforts to cause such Registration Statement (1) to become effective as soon as practicable, and in any event within ninety (90) days, following the date of filing such Registration Statement (provided that before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company shall furnish to one counsel selected by Holders of a majority of the Registrable Securities proposed to be included therein copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel) and (2) to remain effective and in compliance with the provisions of the Securities Act until all Registrable Securities (and any other securities, if

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    applicable) covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn;

             (ii)  respond to written comments received from the Securities and Exchange Commission upon a review of any Registration Statement in a timely manner;

            (iii)  notify each Holder of the effectiveness of each Registration Statement filed hereunder; by 9:30 a.m. (New York time) on the second Business Day following such effectiveness, file with the Securities and Exchange Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement; and prepare and file with the Securities and Exchange Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith, and otherwise take such actions, as may be necessary to keep such Registration Statement effective until the earlier of (A) the date as of which each Holder may sell all of the Registrable Securities covered by such Registration Statement pursuant to Rule 144 under the Securities Act without limitation, restriction or condition thereunder, and (B) the date on which all of such Registrable Securities have been disposed of by each Holder, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

            (iv)  furnish to each Holder such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as the Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by each Holder;

             (v)  if applicable, use commercially reasonable efforts to register or qualify the shares covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable each Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder (provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

            (vi)  notify each Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, as expeditiously as possible following the happening of such event, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

           (vii)  without limiting any obligations of the Company under the Purchase Agreement, use its commercially reasonable efforts to (x) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (y) secure a designation and quotation of all of the Registrable Securities covered by each Registration Statement on the OTC Bulletin Board;

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          (viii)  provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

            (ix)  enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

             (x)  make available for inspection by any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

            (xi)  otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company's first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and which requirement will be deemed satisfied if the Company timely files complete and accurate information on Forms 10-Q and 10-K and Current Reports on Form 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

           (xii)  in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such Registration Statement for sale in any jurisdiction, the Company shall use commercially reasonable efforts promptly to obtain the withdrawal of such order;

          (xiii)  use commercially reasonable efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Securities;

          (xiv)  permit any Holder who, in the reasonable judgment of the Company upon the advice of counsel, might be deemed to be an underwriter or controlling person of the Company, and, if applicable, any underwriter, a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the Holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least ten percent (10%) of the securities covered by such Registration Statement); and

           (xv)  cooperate with each Holder and any broker or dealer through which any such Holder proposes to sell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by such Holder.

          (b)   Each Holder has requested that any Registrable Securities be registered pursuant to this Agreement shall deliver to the Company such requisite information with respect to itself and its Registrable Securities as the Company may reasonably request for inclusion in the Registration Statement (and the prospectus included therein) as is necessary to comply with all applicable rules and regulations of the Securities and Exchange Commission, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement furnished by or regarding the Holder or its plan of distribution.

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          (c)   The Holders shall not effect sales of the shares covered by the Registration Statement (i) prior to the withdrawal of any stop order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the registration or qualification of any Registrable Securities included in the Registration Statement for sale in any jurisdiction where such shares had previously been registered or qualified or (ii) after receipt of facsimile or other written notice from the Company instructing such Holders to suspend sales to permit the Company to correct or update the Registration Statement or prospectus until such Holder receives copies of a supplemented or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any required post-effective amendment has become effective.

          (d)   At any time during the term of this Agreement, the Company may determine, in the good faith judgment of its Board of Directors, after consultation with the Company's legal counsel, that offers and sales under the Registration Statement shall be suspended if (i) it is in the best interests of the Company not to disclose the existence of material facts surrounding any proposed or pending acquisition, disposition, strategic alliance or financing transaction involving the Company, the existence of which the Company has a bona fide business purpose for keeping confidential and the nondisclosure of which in the Registration Statement would reasonably be expected to cause the Registration Statement to fail to comply with applicable disclosure requirements. Immediately upon making such a determination, the Company shall give notice of such determination to the Holders of such Registrable Securities, upon receipt of which each such Holder agrees that it will immediately discontinue offers and sales of Registrable Securities under the Registration Statement until such Holder receives copies of a supplemented or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective; provided, that the Company may delay, suspend or withdraw the Registration Statement for such reason for no more than two times during any twelve (12) consecutive month period and the duration of any such delay, suspension or withdrawal shall not exceed ninety (90) days in the aggregate in any twelve (12) consecutive month period.

        5.    Registration Expenses.     All expenses (other than Selling Expenses) incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and independent certified public accountants, underwriters (excluding fees, discounts and commissions) and other persons retained by the Company, and reasonable fees and expenses of one counsel for the Holders in connection with any Demand Registration or Piggyback Registration (all such expenses being herein called "Registration Expenses"), shall be borne by the Company. The Company shall not be liable for any Selling Expenses. As used herein, the term "Selling Expenses" shall mean, collectively, any selling commissions, discounts or brokerage fees. Selling Expenses shall be borne by the respective seller thereof, in proportion to the respective number of shares of Registrable Securities sold by each of them.

        6.    Holder's Obligations.     Each Holder covenants and agrees that, in the event the Company informs such Holder in writing that it does not satisfy the conditions specified in Rule 172 and, as a result thereof, such seller is required to deliver a prospectus in connection with any disposition of Registrable Securities, it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement, and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

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        7.    Indemnification.

          (a)   The Company shall indemnify, to the extent permitted by applicable law, each Holder, its officers, directors, partners, managers, members, investment managers, employees, affiliates, agents and representatives, and each Person who controls each Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including reasonable legal expenses) arising out of or based upon (i) any untrue or alleged untrue statement of material fact contained in (or incorporated by reference therein) any Registration Statement, free writing prospectus, prospectus or preliminary prospectus, filing under any state securities (or blue sky) law or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement, or (iii) any breach or violation of this Agreement; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent that (A) such claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in (or incorporated by reference therein) any Registration Statement, free writing prospectus, prospectus or preliminary prospectus, filing under any state securities (or blue sky) law or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact in reliance upon and in conformity with information furnished to the Company by or on behalf of such indemnified party or its Affiliates specifically for use therein, or (B) such claim is related to the use by a Holder or underwriter, if any, of an outdated or defective prospectus after such party has received written notice from the Company that such prospectus is outdated or defective. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b)   Each Holder shall, severally and not jointly, to the extent permitted by applicable law, indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of Section 15 the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, against any losses, claims, damages, liabilities and expenses (including reasonable legal expenses) arising out of or based upon any untrue or alleged untrue statement of material fact contained in (or incorporated by reference therein) the Registration Statement, free writing prospectus, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements herein not misleading, but only to the extent that such untrue statement or omission was made in reliance upon and in conformity with any information furnished in writing to the Company by such Holder or its representatives by or on behalf of such Holder expressly for use therein; provided that each Holder shall be liable under this Section 6(b) of this Agreement (and otherwise) for only up to the amount of net amount of proceeds actually received by each Holder as a result of the sale of Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation.

          (c)   Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless, in the Company's reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. After written notice

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  from the indemnifying party to the indemnified party of its election to assume the defense of such claim, the indemnifying party shall not be subject to any liability for any settlement subsequently made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of the Company, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which case the indemnifying party shall be liable for the fees and expenses of one additional firm of attorneys with respect to the indemnified parties. The indemnifying party shall keep the indemnified party reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect to such claim. No indemnifying party shall, without the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release from all liability with respect to such claim.

          (d)   The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, partner, manager, member, investment manager, employee, affiliate, agent, representative or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the indemnified party against the indemnifying party or others, and (ii) any liabilities to which the indemnifying party may be subject pursuant to the law.

          (e)   If the indemnification provided for in this Section 7 of this Agreement is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any losses, claims, damages or liabilities referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation, and (ii) contribution by each Holder shall be limited in amount to the net amount of proceeds actually received by such Holder from the sale of such Registrable Securities pursuant to the applicable Registration Statement, less the amount of any damages that such Holder has otherwise been required to pay in connection with such sale.

        8.    Reports under the Exchange Act.     With a view to making available to the each Holder the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the Securities and Exchange Commission that may at any time permit a Holder to sell securities of the Company to the public without registration ("Rule 144"), at all times during which there are Registrable Securities outstanding that have not been previously (i) sold to or through a broker or dealer or underwriter in a public distribution or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof, in the case of either clause (i) or clause (ii) in such a manner that, upon the consummation of such sale, all transfer restrictions and restrictive legends with respect to such shares are removed upon the consummation of such sale, the Company agrees to use its commercially reasonable efforts to:

          (a)   make and keep public information available, as those terms are understood and defined in Rule 144;

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          (b)   file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Exchange Act, so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

          (c)   furnish to each Holder so long as such Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144 and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit each Holder to sell such securities pursuant to Rule 144 without registration.

        9.    Preservation of Rights.     Without the prior written consent of a Majority-in-Interest, the Company shall not, on or after the date of this Agreement, (i) grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted hereunder, or (ii) enter into any agreement, take any action, or permit any change to occur, with respect to its securities that is inconsistent with or violates or subordinates the rights expressly granted to each Holder in this Agreement, such as (A) affecting the ability of each Holder to include the Registrable Securities in a registration undertaken pursuant to this Agreement or (B) affecting the marketability of such Registrable Securities in any such registration (including effecting a stock split or a combination of shares).

        10.    Definitions.

        "Affiliate" means (i) any Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such other Person, (ii) any executive officer or general partner of such other Person and (iii) any legal entity for which such Person acts as executive officer or general partner, and "control" for these purposes means the direct or indirect power to direct or cause the direction of the management and policies of another Person, whether by operation of law or regulation, through ownership of securities, as trustee or executor or in any other manner.

        "Business Day" means any day on which the principal offices of the Securities and Exchange Commission in Washington, DC are open to accept filings.

        "Commission Guidance" means (i) any publicly available written guidance or rule of general applicability of the Securities and Exchange Commission staff or (ii) written comments, requirements or requests of the Securities and Exchange Commission staff to the Company in connection with the review of a Registration Statement.

        "Common Stock" means the common stock, par value $0.01 per share, of the Company, and includes all securities of the Company issued or issuable with respect to such securities by way of a stock split, stock dividend, or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, or other corporate reorganization.

        "Continuing Directors" has the meaning ascribed to such term in the Purchase Agreement.

        "Demand Registration" means a Short-Form Registration or a Long-Form Registration.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

        "FINRA" means the Financial Industry Regulatory Authority, and any agency or authority succeeding to the functions thereof.

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        "Holder" means (i) the Stockholder in its capacity as a holder of record of Registrable Securities, (ii) any Affiliate of the Stockholder that is a direct or indirect transferee of Registrable Securities from the Stockholder or any subsequent Holder and (iii) any direct or indirect transferee of transfer of not less than twenty percent (20%) of the initial number of Registrable Securities issued to the Stockholder at the closing of the Purchase Agreement from the Stockholder or any subsequent Holder.

        "Majority-in-Interest" means Holders of more than fifty percent (50%) of the Registrable Securities.

        "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).

        "Registrable Securities" means (i) the Purchased Shares and any other shares of Common Stock held by each Holder, whether on the date of this Agreement or thereafter, and (ii) any other shares of Common Stock issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that in the case of a Permitted Assignee, "Registrable Securities" shall not include any securities of the Company held by such Permitted Assignee that were not transferred to such Permitted Assignee in a Permitted Assignment. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise, in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (A) a Registration Statement covering such securities has been declared effective by the Securities and Exchange Commission and such securities have been disposed of pursuant to such effective Registration Statement, (B) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (C) such securities are eligible for sale without registration pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act without limitation thereunder on volume or manner of sale, (D) such securities are otherwise transferred and such securities may be resold without subsequent registration under the Securities Act, (E) such securities shall have ceased to be outstanding, or (F) the stock certificates or evidences of book-entry registration relating to such securities have had all restrictive legends removed.

        "Registration Statement" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus, amendments, and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

        "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

        "Securities and Exchange Commission" means the United States Securities and Exchange Commission, and any governmental body or agency succeeding to the functions thereof.

        11.    Miscellaneous.

          (a)    Remedies.    Each Party shall be entitled to enforce its rights under any provision of this Agreement specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by applicable law. The Parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Party may, in its sole discretion, apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific

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  performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (b)    Termination.    All rights and obligations of the Company hereunder other than pursuant to Sections 5 and 7 hereof shall terminate on the date on which no Registrable Securities are outstanding.

          (c)    Amendments and Waivers.    Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only upon the prior written consent of the Company, a Majority-in-Interest and any Holder that would be materially and disproportionately affected by such an amendment or waiver. Notwithstanding anything herein to the contrary, any amendment, modification or waiver prior to the 2017 Annual Meeting of Stockholders of the Company will require the prior written consent of a majority of the Continuing Directors, if any, on behalf of the Company. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          (d)    Assignment; No Third Party Beneficiaries.    This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of the Holders hereunder may be freely assigned or delegated by such Holder in conjunction with and to the extent of (i) any transfer of Registrable Securities to any Affiliate of Stockholder, or (ii) any transfer of not less than twenty percent (20%) of the initial number of Registrable Securities issued to the Stockholder at the closing (a "Permitted Assignment") under the Purchase Agreement to any Person (such Person, a "Permitted Assignee") (subject to any contractual obligation of such Holders to the contrary). This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the Parties and their respective permitted successors and assigns; provided, however, that no such transfer or assignment shall be binding upon or obligate the Company to any such assignee, and no such assignee shall be deemed a Holder hereunder, unless and until the Company shall have received written notice of such transfer or assignment as herein provided and a written agreement of the assignee to be bound by the provisions of this Agreement. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Section 7 and this Section 11(d).

          (e)    Severability.    Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (f)    Counterparts.    This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each Party to this Agreement and delivered to the other Party, it being understood that all Parties need not sign the same counterpart. Signatures delivered by electronic methods shall have the same effect as signatures delivered in person.

          (g)    Descriptive Headings.    The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (h)    Governing Law; Waiver of Jury Trial.    This Agreement shall be governed by and construed in accordance with the internal laws of New York applicable to parties residing in New York, without regard applicable principles of conflicts of law. Each Party irrevocably consents to the exclusive jurisdiction of any court located within New York County, New York, in connection

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  with any matter based upon or arising out of this Agreement or the matters contemplated hereby and it agrees that process may be served upon it in any manner authorized by the laws of the State of New York for such Persons and waives and covenants not to assert or plead any objection which it might otherwise have to such jurisdiction and such process. EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12(h).

          (i)    Notices.    All notices and other communications hereunder shall be in writing and shall be deemed duly delivered: (i) upon receipt if delivered personally; (ii) three (3) Business Days after being mailed by registered or certified mail, postage prepaid, return receipt requested; (iii) one (1) Business Day after it is sent by commercial overnight courier service; or (iv) upon transmission if sent via facsimile or electronic mail with confirmation of receipt to the Parties to this Agreement at the addresses set forth in the Purchase Agreement (or at such other address for a Party as shall be specified upon like notice).

          (j)    Rules of Construction.    The Parties agree that they have each been represented by counsel during the negotiation, preparation and execution of this Agreement (or, if executed following the date hereof by counterpart, have been provided with an opportunity to review the Agreement with counsel) and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

          (k)    Interpretation.    This Agreement shall be construed in accordance with the following rules: (i) the terms defined in this Agreement include the plural as well as the singular; (ii) all references in the Agreement to designated "Sections" and other subdivisions are to the designated sections and other subdivisions of the body of this Agreement; (iii) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms; (iv) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision; and (v) the words "includes" and "including" are not limiting.

          (l)    Language and Version.    This Agreement may be executed in both English and Chinese. If any conflict or other inconsistency between the two language versions shall exist, the version written in English shall prevail.

[Remainder of page intentionally left blank. Signature Pages Follow.]

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        IN WITNESS WHEREOF, the Parties have executed this Registration Agreement on the date first above written.

COMPANY:
STR Holdings, Inc.
By:
Name:
Title:
STOCKHOLDER:
Zhen Fa New Energy (U.S.) Co., Ltd.
By:
Name:
Title:

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EXHIBIT C

Guarantee Agreement

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GUARANTEE AGREEMENT

        This Guarantee Agreement, dated as of August 11, 2014 (this "Guarantee"), of (Zhenfa Energy Group Co., Ltd.), a Chinese limited liability company (License Number:  500903000056264) (the "Guarantor"), in favor of STR Holdings, Inc., a Delaware corporation (the "Guaranteed Party") (each individually a "Party" and, collectively, the "Parties"). Reference is hereby made to the Stock Purchase Agreement by and between the Guaranteed Party and Zhen Fa New Energy (U.S.) Co., Ltd., a Nevada corporation and an indirect wholly owned subsidiary of the Guarantor ("Purchaser"), dated as of the date hereof (the "Purchase Agreement"). Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Purchase Agreement.

        1.    Guarantee.     The Guarantor hereby guarantees to the Guaranteed Party, on the terms and subject to the conditions set forth herein, all of the obligations of Purchaser under and pursuant to the terms of the Purchase Agreement, including, but not limited to, (i) payment of the Purchase Price and (ii) performance of all covenants and agreements set forth in such Purchase Agreement, including all covenants and agreements set forth in Article V therein, subject, in each case, to the terms and conditions of such obligations of Purchaser set forth in the Purchase Agreement (collectively, the "Guaranteed Obligations"). The Guarantor shall not have any obligation or liability to any Person under this Guarantee or the Purchase Agreement (whether at law, in equity, in contract, in tort or otherwise) other than as expressly set forth herein or therein, as the case may be.

        2.    Terms of Guarantee.

          (a)   This Guarantee is one of payment and performance, not collection, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce the Guarantee, irrespective of whether any action is brought against Purchaser or any other Person or whether Purchaser or any other Person is joined in any such action or actions; provided, however, that the Guaranteed Party expressly agrees and acknowledges that it may not seek to enforce the Guarantee in respect of any Guaranteed Obligation if or to the extent that the Guaranteed Party were not then entitled under the terms of the Purchase Agreement to seek to enforce such Guaranteed Obligation directly against the Purchaser. The Guarantor reserves the right to assert any and all defenses which Purchaser may have under the Purchase Agreement or any other agreement entered into, under or in connection with, the Contemplated Transactions with respect to the Guaranteed Obligations.

          (b)   The liability of the Guarantor under this Guarantee shall, to the fullest extent permitted under applicable Legal Requirements, be absolute and unconditional, irrespective of:

              (i)  any change in the corporate existence, structure or ownership of Purchaser, or any insolvency, bankruptcy, reorganization, liquidation or other similar proceeding of Purchaser or affecting any of their assets;

             (ii)  any change in the manner, place or terms of payment or performance, or any change or extension of the time of payment or performance of, renewal or alteration of, any of the Guaranteed Obligations, any liability incurred directly or indirectly in respect thereof, or any amendment or waiver of or any consent to any departure from the terms of the Purchase Agreement or the Transaction Documents, in each case, made in accordance with the terms thereof;

            (iii)  the existence of any claim, set-off or other right that the Guarantor may have at any time against Purchaser, whether in connection with the Guaranteed Obligations or otherwise; or

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            (iv)  any lack or limitation of status or power, incapacity, disability or other legal limitation of Purchaser in respect of any Guaranteed Obligations.

          (c)   In the event that any payment to the Guaranteed Party in respect of any Guaranteed Obligations is rescinded or otherwise must be (and is) returned to the Guarantor for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to the Guaranteed Obligations as if such payment had not been made.

          (d)   To the fullest extent permitted by applicable Legal Requirements, the Guarantor hereby expressly waives any and all rights or defenses related to this Guarantee arising by reason of any applicable Legal Requirements, including those which would otherwise require any election of remedies by the Guaranteed Party. The Guarantor waives promptness, diligence, notice of acceptance of this Guarantee and of the Guaranteed Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of the incurrence of any Guaranteed Obligations and all other notices of any kind, all defenses which may be available by virtue of any stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of Purchaser or any other Person interested in the Contemplated Transactions, and all suretyship defenses generally (other than willful misconduct or fraud, and defenses to the payment of the Guaranteed Obligations that are available to Purchaser under the Purchase Agreement or any other agreement entered into, under or in connection with, the Contemplated Transactions, which defenses shall be available to the Guarantor with respect to the Guaranteed Obligations, or breach by the Guaranteed Party of this Guarantee). The Guarantor acknowledges that it will receive substantial direct and indirect benefits from consummation of the Contemplated Transactions and that the waivers set forth in this Guarantee are knowingly made in contemplation of such benefits.

          (e)   The Guarantor hereby covenants and agrees that it shall not institute, and shall cause its Affiliates to not institute, any Legal Proceeding or bring any other claim asserting that this Guarantee or any term or condition set forth herein is illegal, invalid or unenforceable in accordance with its terms.

        3.    Sole Remedies.     The Guaranteed Party agrees that with respect to its rights hereunder it has and shall have no right of recovery against the Guarantor or any of its Affiliates or any former, current or future, direct or indirect director, officer, employee, agent or Affiliate of any of the foregoing, any former, current or future, direct or indirect holder of any equity interests or securities of the foregoing (whether such holder is a limited or general partner, member, stockholder, securityholder or otherwise), any former, current or future assignee of any of the foregoing or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, securityholder, Affiliate, controlling Person or Representative or assignee of any of the foregoing other than Purchaser or its assignees under the Purchase Agreement (any such Person or entity, other than the Guarantor or Purchaser or their assignees under the Purchase Agreement, a "Related Person"), whether by or through attempted piercing of the corporate, limited liability company or limited partnership veil, by or through a claim by or on behalf of Purchaser against the Guarantor or any Related Person, or otherwise, except for its rights against the Guarantor under this Guarantee and pursuant to the terms and subject to the conditions hereof. Recourse against the Guarantor under this Guarantee shall be the sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) of the Guaranteed Party and all of its Affiliates against the Guarantor and any Related Person (other than the Purchaser) in respect of the Guaranteed Obligations and/or any breach, loss or damage arising under, or in connection with, the Purchase Agreement or the Contemplated Transactions. The Guaranteed Party hereby covenants and agrees that it shall not institute, and shall cause its Affiliates not to institute, any Legal Proceeding or bring any other claim arising under, or in connection with, the Purchase Agreement or the Contemplated Transactions, against the Guarantor or any Related Person (other than the Purchaser), except for claims of the Guaranteed Party against the Guarantor under this Guarantee. Nothing set

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forth in this Guarantee shall confer or give to any Person other than the Guaranteed Party any rights or remedies against any Person, including the Guarantor, except as expressly set forth herein. The Guaranteed Party acknowledges that the Guarantor is agreeing to enter into this Guarantee in reliance on the provisions set forth in this Section 3. This Section 3 shall survive termination of this Guarantee.

        4.    Representations and Warranties.     The Guarantor hereby represents and warrants that:

          (a)   The Guarantor is a corporation, limited liability company, or limited partnership, as applicable, validly existing and in good standing under the laws of the jurisdiction of its organization.

          (b)   The Guarantor has all requisite corporate power and authority, limited liability company power and authority, or limited partnership power and authority, as applicable, to execute and deliver this Guarantee and to perform its obligations hereunder. The execution, delivery and performance of this Guarantee has been duly and validly authorized by all necessary action on the part of the Guarantor. This Guarantee has been duly and validly executed and delivered by the Guarantor, and, assuming the due authorization, execution and delivery hereof by the Guaranteed Party, constitutes a valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to the Enforceability Exception.

          (c)   The execution and delivery of the Guarantee and the performance by the Guarantor of its obligations hereunder will not: (i) conflict with any provision of the charter, bylaws or other similar organizational documents of the Guarantor; (ii) require any consent, waiver, approval, order, authorization or permit of, or registration, filing with or notification to, any regulatory body, administrative agency, or other Governmental Body of the United States or China, other than such as have been made or obtained and except for the receipt of Chinese Government Approvals; or (iii) conflict with or violate the provisions of any order, writ, injunction, judgment, decree, statute, rule or regulation applicable to the Guarantor.

          (d)   Neither the Guarantor nor any of its Affiliates has taken any action, and there is no arrangement made by or on behalf of the Guarantor or its Affiliates, that might result in the Guaranteed Party agreeing or becoming obligated to pay any brokerage, finder or other fee or commission in connection with the Contemplated Transactions.

          (e)   To the Knowledge of the Guarantor (i) there is no pending Legal Proceeding that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated hereby or the Contemplated Transactions and (ii) no Legal Proceeding that if pending would be required to be disclosed under Section 4(e)(i) above has been threatened. There are no orders, injunctions, judgments, decrees, rulings, stipulations, assessments, or arbitration awards of any Governmental Body or arbitrator outstanding against the Guarantor that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of its obligations hereunder or the Contemplated Transactions.

          (f)    As of the date hereof, neither the Guarantor nor any of its Affiliates owns, directly or indirectly, beneficially (as such term is used in Rule 13d-3 promulgated under the Exchange Act) or of record, any capital stock or other securities of the Guaranteed Party or any options, warrants or other rights to acquire capital stock or other securities of, or any other economic interest (through derivative securities or otherwise) in the Guaranteed Party except, with respect to the Purchaser pursuant to the Purchase Agreement.

          (g)   The Guarantor has, and will cause the Purchaser to have at Closing, sufficient funds to pay the Purchase Price (less the Deposit and the Prior Payments, which shall be credited against the Purchase Price at the Closing in accordance with the terms hereof) and of the fees and expenses of the Purchaser related to the Contemplated Transactions.

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        5.    Regulatory Filings.

          (a)    Chinese Government Approvals.    The Guarantor will use its commercially reasonable efforts to obtain the Chinese Government Approvals (the "Chinese Approvals"). The Guarantor shall promptly notify the Guaranteed Party when Guarantor obtains all of the Chinese Government Approvals.

          (b)    CFIUS.    The Parties will use their commercially reasonable efforts to take all steps necessary to secure as promptly as practicable a conclusion from CFIUS that there are not issues of national security sufficient to warrant further review of the Contemplated Transactions (the "CFIUS Approval," and together with the Chinese Approvals, the "Regulatory Approvals").

          (c)    Cooperation.    The Parties shall promptly advise each other of the receipt of (i) any material notice or other communication from any Governmental Body, or any Person on behalf of any Governmental Body, in connection with the Regulatory Approvals or (ii) any determination by a Party that additional material Regulatory Approvals may be required as a result of a change in Legal Requirements or interpretation thereof. Further, upon the request of a Party hereto, the non-requesting Party shall promptly provide to the requesting Party an update on the status of any such Regulatory Approvals.

        6.    Standstill Agreement.     Guarantor hereby covenants and agrees to comply in all respects with the standstill agreement as set forth in Section 5.5(a) and (b) of the Purchase Agreement and incorporated herein by reference. For purposes of this Section 6, the use of the defined term "Purchaser" in Sections 5.5(a) and (b) of the Purchase Agreement shall also be deemed to mean and include the Guarantor. This Section 6 shall be binding upon the Guarantor whether or not Chinese Government Approvals are obtained and shall survive termination of this Guarantee.

        7.    Conditions to Effectiveness.     Upon execution of this Guarantee, and prior to the receipt of Chinese Government Approvals, Guarantor's only obligations under this Guarantee shall be to comply with Sections 5(a) and (b) and 6 herein. If and when Guarantor obtains all of the Chinese Government Approvals, Guarantor shall immediately and automatically, without further notice, be bound to the remainder of its stated obligations in this Guarantee.

        8.    Termination.     This Guarantee shall terminate and the Guarantor shall have no further obligation under this Guarantee (other than Section 3 and Sections 10 through 19, all of which shall survive such termination) as of the earliest to occur of (i) the valid termination of the Purchase Agreement in accordance with its terms in any circumstances or (ii) the date that all Guaranteed Obligations have been indefeasibly performed and satisfied in full.

        9.    Continuing Guarantee.     Except to the extent terminated pursuant to the provisions of Section 8 hereof, this Guarantee is a continuing one and shall remain in full force and effect until the satisfaction in full of the Guaranteed Obligations, shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of, and be enforceable by, the Guaranteed Party. This Guarantee may not be assigned by the Guaranteed Party without the prior written consent of the Guarantor. All obligations to which this Guarantee applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance on the terms of this Section 9.

        10.    Entire Agreement.     This Guarantee constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the Parties hereto with respect to the subject matter hereof.

        11.    Amendments and Waivers.     No amendment or waiver of any provision of this Guarantee shall be valid and binding unless it is in writing and signed, in the case of an amendment, by the Guarantor and the Guaranteed Party or, in the case of waiver, by the Party against whom the waiver is to be effective. Notwithstanding the foregoing, no failure or delay by any Party in exercising any right

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hereunder shall operate as a waiver of rights, nor shall any single or partial exercise of such rights preclude any other or further exercise of such rights or the exercise of any other right hereunder. Any agreement on the part of a Party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party. Subject in each case to the limitations set forth in Section 2(a) hereof, each and every right, remedy and power hereby granted to the Guaranteed Party or allowed the Guaranteed Party by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Guaranteed Party at any time or from time to time.

        12.    Counterparts.     This Guarantee may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each Party hereto and delivered to the other Parties. This Guarantee or any counterpart may be executed and delivered by facsimile copies or delivered by electronic communications by portable document format (.pdf), each of which shall be deemed an original.

        13.    Notices.     All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent via facsimile, with confirmation, mailed by registered or certified mail, return receipt requested, or delivered by an express courier, with confirmation, to the Parties at the following addresses or at such other address for a Party as shall be specified by like notice:

        if to the Guaranteed Party, to:

    STR Holdings, Inc.
    18 Craftsman Road
    East Windsor, Connecticut 06088
    Attention: Alan N. Forman, Senior Vice President and General Counsel
    F: (860) 758 7416
    E: alan.forman@STRHoldings.com

        with a copy to counsel (which shall not constitute notice):

    Brown Rudnick LLP
    One Financial Center
    Boston, MA 02111
    Attention: Philip Flink
    F: (617) 289-0427
    E: pflink@brownrudnick.com

        or to such other person at such other place as the Guaranteed Party shall designate to the Guarantor in writing; and

        if to the Guarantor, to:

    Zhenfa Energy Group Co., Ltd.
    27th Floor, No. 1 Buildings
    12 North Qingfeng
    Yubei District
    Chongqing
    China
    Attention: Zha Zhengfa, Chairman
    F: (86) 023 63016609

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        with a copy to counsel (which shall not constitute notice):

    Polsinelli PC
    One East Washington St., Suite 1200
    Phoenix, AZ 85004-2568
    Attention: Karen Dickinson
    F: (602) 532-7447
    E: kdickinson@polsinelli.com

        or to such other person at such other place as the Guarantor shall designate to the Guaranteed Party in writing.

        14.    Governing Law; Consent to Jurisdiction; Arbitration.

          (a)   This Guarantee shall be governed by and construed in accordance with the laws of the State of Delaware and the federal law of the United States of America; without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the Legal Requirements of any other jurisdiction.

          (b)   The Parties hereby agree that any disputes arising under this Agreement which cannot be settled amicably shall be required to be resolved through arbitration as set forth in this Section 14(b). In any such case, the Parties hereto agree that any and all disputes which cannot be settled amicably, including any ancillary claims of any Party arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Guarantee (including without limitation disputes regarding the validity, scope and enforceability of this arbitration provision) shall be finally settled by arbitration under the 2012 Rules of Arbitration of the International Chamber of Commerce (the "ICC Rules 2012") conducted before three (3) arbitrators in London, England. The Guarantor shall appoint one (1) arbitrator, the Guaranteed Party shall appoint one (1) arbitrator, and such two (2) arbitrators shall appoint the third arbitrator. If the two (2) Party appointed arbitrators fail to agree on the selection of a third arbitrator within thirty (30) days of the receipt of the request for arbitration, the International Chamber of Commerce shall make the appointment of the third arbitrator in accordance with the ICC Rules 2012. The proceedings shall be in the English language, on the understanding that necessary translation shall be done from or to Chinese. The substantive law governing the dispute shall be the laws of the State of Delaware. The arbitrators shall not have powers or authority to change or alter the express conditions or provisions of this Guarantee, and shall not take any decisions ex aequo et bono. Performance under this Guarantee shall continue if reasonably possible during any arbitration proceedings. Except as required by law or as may be reasonably required in connection with ancillary judicial proceedings to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm or challenge an arbitration award, the arbitration proceedings, including any hearings, shall be confidential, and the Parties shall not disclose any awards, any materials produced in the proceedings created for the purpose of the arbitration, or any documents produced by another party in the proceedings not otherwise in the public domain. In the event arbitration occurs, the Parties agree that the arbitration award shall be final and binding. All awards may, if necessary, be enforced by any court having jurisdiction in the same manner as a judgment in such court.

          (c)   In the event that any arbitration proceeding, suit or action is instituted to enforce any provision in this Guarantee, the prevailing Party in such dispute shall be entitled to recover from the losing Party all fees, costs, and expenses of enforcing any right of such prevailing Party under or with respect to this Guarantee, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

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          (d)   For the avoidance of doubt, the Parties hereto agree that all actions or proceedings involving the internal governance of the Company, including without limitation actions or proceedings involving Article V of the Purchase Agreement, are subject to exclusive jurisdiction in Delaware as provided by Section 11.11(b) of the Purchase Agreement and are not subject to arbitration as set forth in Section 14(b) hereof.

        15.    No Assignment.     Neither this Guarantee nor any of the rights, interests or obligations hereunder shall be assigned by the Parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other Party, and any attempt to make any such assignment without such consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

        16.    No Third Party Beneficiaries.     This Guarantee is not intended to, and does not, confer upon any Person other than the Parties hereto any rights or remedies hereunder.

        17.    Severability.     In case any provision contained in this Guarantee should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        18.    Headings.     The headings contained in this Guarantee are for convenience purposes only and shall not in any way affect the meaning or interpretation hereof.

        19.    Language and Version.     This Guarantee may be executed in both English and Chinese. If any conflict or other inconsistency between the two language versions shall exist, the version written in English shall prevail.

[The remainder of this page is intentionally left blank]

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        IN WITNESS WHEREOF, the Guarantor has caused this Guarantee Agreement to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

ZHENFA ENERGY GROUP CO., LTD.
By:	/s/ ZHA ZHENGFA
	Name:	Zha Zhengfa
	Title:	Chairman

        IN WITNESS WHEREOF, the Guaranteed Party has caused this Guarantee Agreement to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

STR HOLDINGS, INC.
By:	/s/ ROBERT S. YORGENSEN
	Name:	Robert S. Yorgensen
	Title:	President and Chief Executive Officer

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EXHIBIT D

Voting Agreements

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VOTING AGREEMENT
MANAGEMENT SECURITYHOLDERS

        THIS VOTING AGREEMENT (this "Agreement"), dated August 11, 2014, is by and among                (the "Securityholder"), a securityholder of STR Holdings, Inc., a Delaware corporation ("the Company"), and Zhen Fa New Energy (U.S.) Co., Ltd., a Nevada corporation ("Purchaser").

        WHEREAS, Purchaser and the Company propose to enter into a Stock Purchase Agreement (the "Purchase Agreement") pursuant to which, among other things, Purchaser will purchase from the Company 27,632,130 shares of Common Stock (the "Purchased Shares");

        WHEREAS, the approval by the stockholders of the Company of the issuance of the Purchased Shares and certain other aspects of the Contemplated Transactions is a condition precedent to the consummation of the Contemplated Transactions; and

        WHEREAS, as an inducement to and in consideration for the willingness of the Purchaser to enter into the Purchase Agreement, the Securityholder has agreed to enter into this Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Purchase Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

        Section 1.    Certain Definitions.     For purposes of this Agreement:

          (a)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (b)   "Option" means, with respect to any security, any option, warrant, call, subscription, commitment or other contract representing the right to purchase or otherwise receive any such security or any interest in such security.

          (c)   The Securityholder shall be deemed to "Own" or to have acquired "Ownership" of a security if the Securityholder (i) is the record holder of such security or (ii) is the "beneficial owner" (within the meaning of Rule 13d-3 under the Exchange Act) of such security; provided, however, that the Securityholder shall not be deemed to "Own" or to have acquired "Ownership" of any security issuable pursuant to an Option until the actual issuance of such securities (for purposes of clarity, the Securityholder shall, however, be deemed to "Own" such Option).

          (d)   "Restricted Shares" means the shares of restricted stock of the Company issued under the Company Benefit Plans.

          (e)   "Shares" means (i) all shares of Common Stock (including any Restricted Shares) Owned by the Securityholder as of the date of this Agreement and (ii) all additional shares of Common Stock (including additional Restricted Shares) of which the Securityholder acquires Ownership during the period from the date of this Agreement until the termination of this Agreement (including through the exercise, vesting or settlement of an Option).

          (f)    "Subject Securities" means (i) all securities of the Company (including all Shares and all Options to acquire any securities of the Company) Owned by the Securityholder as of the date of this Agreement and (ii) all additional securities of the Company (including additional Shares and additional Options to acquire any securities of the Company) of which the Securityholder acquires Ownership during the period from the date of this Agreement through the termination of this Agreement.

          (g)   The Securityholder shall be deemed to "Transfer" a security if (i) the Securityholder transfers, assigns, sells, gift-overs, pledges or otherwise disposes (whether by sale, merger, consolidation, liquidation, dissolution, dividend, distribution or otherwise) of such security or any

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  interest in such security, (ii) the Securityholder grants any Option for such security or for any interest in such security or (iii) the Securityholder consents to any of the foregoing.

        Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Purchase Agreement.

        Section 2.    Representations and Warranties of the Securityholder.     The Securityholder hereby represents and warrants to Purchaser as follows:

          (a)   Securityholder is the Owner of the Shares and Options indicated on the Schedule I of this Agreement, which are free and clear of any liens, adverse claims, charges or other encumbrances (except as such encumbrances arising under securities laws or for such liens, adverse claims, charges or other encumbrances as would not prohibit Securityholder's compliance with its obligations pursuant to this Agreement or for such Subject Securities held in prime brokerage accounts or any encumbrances created under any Company Benefit Plan or related agreement). To Securityholder's knowledge, Securityholder does not beneficially own any securities of the Company other than the Shares and Options indicated on Schedule I of this Agreement. Securityholder has full power and authority to make, enter into and carry out the terms and conditions under this Agreement. The execution and delivery of this Agreement by Securityholder do not, and Securityholder's performance of its obligations under this Agreement will not: (a) conflict with or violate any order, decree or judgment applicable to Securityholder or to the Subject Securities; or (b) result in any breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any encumbrance on, any of the Subject Securities pursuant to any agreement to which Securityholder is a party or by which Securityholder is bound or affected, except in each case as would not prohibit Securityholder's compliance with its obligations pursuant to this Agreement.

          (b)   This Agreement has been executed and delivered by the Securityholder, and, assuming due authorization, execution and delivery by Purchaser, constitutes a valid and binding obligation of the Securityholder enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

          (c)   There is no action, proceeding or investigation pending or, to the Securityholder's knowledge, threatened against the Securityholder that questions the validity of this Agreement or any action taken or to be taken by the Securityholder in connection with this Agreement.

        Section 3.    Representations and Warranties of Purchaser.     Purchaser hereby represents and warrants to the Securityholder as follows:

          (a)   Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Purchaser has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby. Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

          (b)   This Agreement has been duly authorized, executed and delivered by Purchaser, and, assuming due authorization, execution and delivery by the Securityholder, constitutes a valid and binding obligation of Purchaser enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

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          (c)   The execution and delivery of this Agreement and the consummation by Purchaser of the transactions contemplated hereby will not (i) result in a violation of, a default under or conflict with (A) the organizational documents of Purchaser or (B) any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which Purchaser is a party or by which Purchaser or its assets are bound or (ii) violate, or require any consent, approval, or notice under any judgment, order, decree, statute, law, rule or regulation applicable to Purchaser.

        Section 4.    Transfer of the Subject Securities.     Prior to the termination of this Agreement, the Securityholder shall not: (a) Transfer any of the Subject Securities (except as may be specifically required by court order); (b) grant any proxy, power-of-attorney or other authorization or consent with respect to any of the Subject Securities; (c) deposit any of the Subject Securities into a voting trust or enter into a voting agreement or arrangement with respect to any of the Subject Securities; (d) create or permit to exist any Encumbrance with respect to the Subject Securities; or (e) take any other action that would in any way restrict, limit or interfere with the performance of such Securityholder's obligations hereunder or the transactions contemplated hereby. Notwithstanding anything to the contrary set forth in this Agreement, Securityholder may Transfer any or all of the Subject Securities by will, operation of law or to any Person who, as a condition to and part of such Transfer, executes and delivers a counterpart to this Agreement or otherwise agrees in writing (in a form and substance reasonably satisfactory to the Purchaser) to join in, be bound by and comply with this Agreement with respect to such Subject Shares.

        Section 5.    Covenant to Vote.     The Securityholder hereby agrees that at any meeting of the stockholders of the Company, however called, and in any written action by consent of stockholders of the Company, unless there shall have occurred a Change in Recommendation in accordance with (and not in breach of) Section 6.11 of the Purchase Agreement or otherwise directed in writing by Purchaser, the Securityholder shall cause the Shares (if any) to be voted and, to the fullest extent legally permitted, cause holders of record of the Subject Securities to vote:

          (a)   in favor of approval of all proposals submitted by the Company for the approval of the Contemplated Transactions by the Company's Stockholders; and

          (b)   against any Acquisition Proposal;

          (c)   against any action, proposal, transaction or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Purchase Agreement; and

          (d)   against any other action, proposal, transaction or agreement that would compete with or serve to interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Contemplated Transactions;

provided, however, that nothing in this Agreement shall be deemed to restrict, prohibit or limit the ability of the Securityholder, in his or her capacity as an officer or director of the Company, from taking any action on behalf of the Company that is expressly permitted by the Purchase Agreement.

        Notwithstanding the foregoing, nothing in this Agreement shall limit or restrict the Securityholder from voting the Subject Securities in Securityholder's sole discretion on any matter other than those matters referred to herein. All rights, ownership and economic benefits of and relating to the Subject Securities shall remain vested in and belong to Securityholder, and neither Purchaser nor any other Person shall have any authority to exercise any power or authority to direct Securityholder in the voting of any of the Subject Securities, except as otherwise specifically provided herein, or in the performance of Securityholder's duties or responsibilities as a stockholder of the Company.

        Section 6.    Capacity as Securityholder.     The parties agree and acknowledge that Securityholder is signing this Agreement solely in Securityholder's capacity as an Owner of the Subject Securities.

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Nothing in this Agreement shall limit or affect any actions taken by Securityholder in his or her capacity as a director or officer of the Company, to the extent this Agreement could be construed to restrict the exercise by Securityholder of his or her fiduciary duties in such capacity.

        Section 7.    No Solicitation.     The Securityholder shall not take any action that the Company is prohibited from taking pursuant to Section 6.8 or 6.11 of the Purchase Agreement, in each case with the limitations and exceptions of such provisions that are applicable to the Company or its board of directors being similarly applicable to such Securityholder.

        Section 8.    Acquisition of Additional Subject Securities.     The Securityholder agrees, while this Agreement is in effect, to promptly notify Purchaser of the number of any additional Subject Securities of which the Securityholder acquires Ownership, if any, after the date hereof. Any such Subject Securities shall be subject to the terms of this Agreement as though Owned by the Securityholder on the date hereof.

        Section 9.    Proxy Statement.     The Securityholder hereby authorizes the Company and Purchaser to disclose in any report, filing, announcement or disclosure made with the SEC or otherwise and in the Company Proxy Statement the Securityholder's identity and ownership of the Subject Securities and the nature of Securityholder's obligation under this Agreement, provided that Securityholder is provided with a reasonable opportunity to review such disclosure in advance of it being made.

        Section 10.    Further Assurances.     The Securityholder shall, upon request of Purchaser, execute and deliver any additional documents and take such further actions as may reasonably be deemed by Purchaser to be necessary or desirable to carry out the provisions hereof. Without limiting the generality or effect of the foregoing or any other obligation of Securityholder hereunder, Securityholder hereby authorizes Purchaser to deliver a copy of this Agreement to the Company and hereby agrees that the Company may rely upon such delivery as conclusively evidencing the agreements and understandings set forth herein.

        Section 11.    Termination.     This Agreement, and all rights and obligations of the parties hereunder shall terminate on the earlier of: (a) the date the Purchase Agreement is terminated in accordance with its terms; (b) the delivery of written notice of termination hereof by Purchaser; (c) January 31, 2015; (d) the Closing Date or (e) the occurrence of a Change in Recommendation pursuant to Section 6.11 of the Purchase Agreement; provided, however, that (i) nothing herein shall relieve any party from liability for any breach hereof and (ii) this Section 11, Section 6, Section 12 and Section 14 shall survive any termination of this Agreement.

        Section 12.    Expenses.     All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses.

        Section 13.    Stop Transfer Order; Legend.     In furtherance of this Agreement, concurrently herewith, the Securityholder hereby authorizes the Company to notify the Company's transfer agent that there is a stop transfer order with respect to the Subject Securities (and that this Agreement places limits on the voting and transfer of such Subject Securities).

        Section 14.    Miscellaneous.

          (a)    Notices.    All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by a nationally recognized overnight courier service, such as Federal Express (providing proof of delivery), to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          If to the Securityholder, at the address set forth on Schedule I hereto.

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          If to Purchaser, to:

    Zhen Fa New Energy (U.S.) Co., Ltd.
    2422 W. Remington Place
    Chandler, AZ 85286

    Attention: Cindy Lin (Lin Xin), General Manager
    Copy Attention to: Zha Zhengfa, Chairman
    E: linxin@zhenfa.com

    Copy to Counsel:
    Karen Dickinson
    Polsinelli PC
    One East Washington St., Suite 1200
    Phoenix, AZ 85004-2568
    F: (602) 532-7447
    E: kdickinson@polsinelli.com

  or to such other person at such other place as Purchaser shall designate to the Securityholder in writing.

          (b)    Headings.    The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          (c)    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be considered one and the same agreement and shall become effective when a counterpart hereof shall have been signed by each of the parties and delivered to the other parties.

          (d)    Entire Agreement.    This Agreement, together with the Purchase Agreement and any other documents and instruments referred to herein and therein, constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof and thereof. This Agreement is not intended and does not confer upon any Person other than the parties hereto any rights hereunder.

          (e)    Governing Law; Venue; Service of Process.    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof. EACH PARTY HERETO CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE COURT LOCATED WITHIN THE COUNTY OF NEW CASTLE IN THE STATE OF DELAWARE AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE LITIGATED ONLY IN SUCH COURTS. EACH PARTY HERETO ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF SUCH COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF SUCH COURT IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT THE ADDRESS SPECIFIED IN THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE FIFTEEN (15) CALENDAR DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF EITHER PARTY HERETO TO

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  SERVE ANY SUCH LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

          (f)    Assignment.    Neither this Agreement nor any of the rights and obligations of the parties hereunder may be assigned by Purchaser, on the one hand, or the Securityholder, on the other hand, without the prior written consent of the other, except that Purchaser may assign any of its rights or obligations to any of Purchaser's Subsidiaries without the prior written consent of the Securityholder. Notwithstanding the foregoing, each of the parties shall remain liable for all of their respective obligations under this Agreement, irrespective of any such assignment. Subject to the first sentence of this Section 14(f), this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and no other Person shall have any right, obligation or benefit hereunder. Any attempted assignment or transfer in violation of this Section 14(f) shall be void.

          (g)    Severability of Provisions.    If any term or provision of this Agreement is invalid, illegal or incapable of being enforced by rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions are fulfilled to the extent possible.

          (h)    Specific Performance.    The Securityholder acknowledges that money damages would be an inadequate remedy for any breach of this Agreement by the Securityholder and that the obligations of the Securityholder shall be enforceable by Purchaser through injunctive or other equitable relief.

          (i)    Amendment.    No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

          (j)    Language and Version.    This Agreement may be executed in both English and Chinese. If any conflict or other inconsistency between the two language versions shall exist, the version written in English shall prevail.

[Signature Page Follows]

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        IN WITNESS WHEREOF, Purchaser and the Securityholder have caused this Agreement to be duly executed and delivered as of the date first written above.

SECURITYHOLDER
/s/ DENNIS L. JILOT
	Name:	Dennis L. Jilot
	Title:	Director
ZHEN FA NEW ENERGY (U.S.) CO., LTD.
By:	/s/ CINDY LIN
	Name:	Cindy Lin
	Title:	President

[Signature page to Voting Agreement]

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 SCHEDULE I

Securityholder's address:

Common Stock Held of Record or Beneficially Owned		Options and Exercise Prices			Additional Subject Securities Owned
Shares Directly Owned:		Options		Exercise Price
Shares Vested:	68,137	402,812		$10.00
Shares Unvested	24,635	Vested:	402,812
		Unvested:	0
Shares Indirectly Owned(1):
		209,505		$12.81
Dennis Jilot	67,816	Vested:	209,505
GRAT(2)		Unvested:	0
Jilot Family Trust(3)	947,500
Total Shares:	1,108,088
(1)
All such shares are vested as of the date hereof.

(2)
Held by Dennis L. Jilot, as Trustee of The Dennis L. Jilot GRAT No. 2 Trust Agreement dated April 16, 2012.

(3)
Held by The Dennis L. and Linda L. Jilot Family Trust, of which Mr. Jilot is a co-trustee and beneficiary.

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        IN WITNESS WHEREOF, Purchaser and the Securityholder have caused this Agreement to be duly executed and delivered as of the date first written above.

SECURITYHOLDER
/s/ JOHN A. JANITZ
	Name:	John A. Janitz
	Title:	Director
ZHEN FA NEW ENERGY (U.S.) CO., LTD.
By:	/s/ CINDY LIN
	Name:	Cindy Lin
	Title:	President

[Signature page to Voting Agreement]

A-4-10

 SCHEDULE I

Securityholder's address:

Common Stock Held of Record or Beneficially Owned		Options and Exercise Prices			Additional Subject Securities Owned
Shares Vested:	222,828	Options		Exercise Price
Shares Unvested:	24,635	185,505		$10.00
		Vested:	185,505
Total Shares:	247,463	Unvested:	0

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        IN WITNESS WHEREOF, Purchaser and the Securityholder have caused this Agreement to be duly executed and delivered as of the date first written above.

SECURITYHOLDER
/s/ ROBERT M. CHISTE
	Name:	Robert M. Chiste
	Title:	Director
ZHEN FA NEW ENERGY (U.S.) CO., LTD.
By:	/s/ CINDY LIN
	Name:	Cindy Lin
	Title:	President

[Signature page to Voting Agreement]

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 SCHEDULE I

Securityholder's address:

Common Stock Held of Record or Beneficially Owned		Options and Exercise Prices	Additional Subject Securities Owned
Shares Vested:	74,775
Shares Unvested:	25,956
Total Shares:	100,731

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        IN WITNESS WHEREOF, Purchaser and the Securityholder have caused this Agreement to be duly executed and delivered as of the date first written above.

SECURITYHOLDER
/s/ ANDREW M. LEITCH
	Name:	Andrew M. Leitch
	Title:	Director
ZHEN FA NEW ENERGY (U.S.) CO., LTD.
By:	/s/ CINDY LIN
	Name:	Cindy Lin
	Title:	President

[Signature page to Voting Agreement]

A-4-14

 SCHEDULE I

Securityholder's address:

Common Stock Held of Record or Beneficially Owned		Options and Exercise Prices	Additional Subject Securities Owned
Shares Vested:	32,878
Shares Unvested:	24,635
Total Shares:	57,513

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        IN WITNESS WHEREOF, Purchaser and the Securityholder have caused this Agreement to be duly executed and delivered as of the date first written above.

SECURITYHOLDER
/s/ ROBERT S. YORGENSEN
	Name:	Robert S. Yorgensen
	Title:	President and Chief Executive Officer
ZHEN FA NEW ENERGY (U.S.) CO., LTD.
By:	/s/ CINDY LIN
	Name:	Cindy Lin
	Title:	President

[Signature page to Voting Agreement]

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 SCHEDULE I

Securityholder's address:

Common Stock Held of Record or Beneficially Owned		Options and Exercise Prices			Additional Subject Securities Owned
Shares Vested:	479,451	Options		Exercise Price
Shares Unvested:	0	350,000		$1.59
		Vested:	0
Total Shares:	479,451	Unvested:	350,000
		285,000		$3.10
		Vested:	71,250
		Unvested:	213,750
		441,010		$10.00
		Vested:	441,010
		Unvested:	0
		200,755		$12.81
		Vested:	200,755
		Unvested:	0

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        IN WITNESS WHEREOF, Purchaser and the Securityholder have caused this Agreement to be duly executed and delivered as of the date first written above.

SECURITYHOLDER
/s/ ALAN N. FORMAN
	Name:	Alan N. Forman
	Title:	Senior Vice President, General Counsel and Secretary
ZHEN FA NEW ENERGY (U.S.) CO., LTD.
By:	/s/ CINDY LIN
	Name:	Cindy Lin
	Title:	President

[Signature page to Voting Agreement]

A-4-18

 SCHEDULE I

Securityholder's address:

Common Stock Held of Record or Beneficially Owned		Options and Exercise Prices			Additional Subject Securities Owned
Shares Vested:	35,426	Options		Exercise Price
Shares Unvested:	14,574	190,000		$1.59
		Vested:	0
Total Shares:	50,000	Unvested:	190,000
		125,000		$3.10
		Vested:	31,250
		Unvested:	93,750
		125,000		$23.06
		Vested:	125,000
		Unvested:	0

A-4-19

        IN WITNESS WHEREOF, Purchaser and the Securityholder have caused this Agreement to be duly executed and delivered as of the date first written above.

SECURITYHOLDER
/s/ JOSEPH C. RADZIEWICZ
	Name:	Joseph C. Radziewicz
	Title:	Vice President, Chief Financial Officer and Chief Accounting Officer
ZHEN FA NEW ENERGY (U.S.) CO., LTD.
By:	/s/ CINDY LIN
	Name:	Cindy Lin
	Title:	President

[Signature page to Voting Agreement]

A-4-20

 SCHEDULE I

Securityholder's address:

Common Stock Held of Record or Beneficially Owned	Options and Exercise Prices			Additional Subject Securities Owned
	Options		Exercise Price
	150,000		$1.59
	Vested:	0
	Unvested:	150,000
	100,000		$3.10
	Vested:	25,000
	Unvested:	75,000
	67,078		$10.00
	Vested:	67,078
	Unvested:	0

A-4-21

VOTING AGREEMENT
SIGNIFICANT STOCKHOLDER

        THIS VOTING AGREEMENT (this "Agreement"), dated August 11, 2014, is made by and between the entities and individuals identified on Schedule I attached hereto (collectively, the "Securityholder"), each of which is a securityholder of STR Holdings, Inc., a Delaware corporation (the "Company"), and Zhen Fa New Energy (U.S.) Co., Ltd., a Nevada corporation ("Purchaser").

        WHEREAS, Purchaser and the Company propose to enter into a Stock Purchase Agreement (the "Purchase Agreement") pursuant to which, among other things, Purchaser will purchase from the Company 27,632,130 shares of Common Stock (the "Purchased Shares");

        WHEREAS, the approval by the stockholders of the Company of the issuance of the Purchased Shares and certain other aspects of the Contemplated Transactions is a condition precedent to the consummation of the Contemplated Transactions; and

        WHEREAS, as an inducement to and in consideration for the willingness of the Purchaser to enter into the Purchase Agreement, the Securityholder has agreed to enter into this Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Purchase Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

        Section 1.    Certain Definitions.     For purposes of this Agreement:

          (a)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (b)   "Option" means, with respect to any security, any option, warrant, call, subscription, commitment or other contract representing the right to purchase or otherwise receive any such security or any interest in such security.

          (c)   The Securityholder shall be deemed to "Own" or to have acquired "Ownership" of a security if the Securityholder (i) is the record holder of such security or (ii) is the "beneficial owner" (within the meaning of Rule 13d-3 under the Exchange Act) of such security; provided, however, that the Securityholder shall not be deemed to "Own" or to have acquired "Ownership" of any security issuable pursuant to an Option until the actual issuance of such securities (for purposes of clarity, the Securityholder shall, however, be deemed to "Own" such Option).

          (d)   "Restricted Shares" means the shares of restricted stock of the Company issued under the Company Benefit Plans.

          (e)   "Shares" means all shares of Common Stock of the Company.

        Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Purchase Agreement.

        Section 2.    Representations and Warranties of the Securityholder.     The Securityholder hereby represents and warrants to Purchaser as follows:

          (a)   The Securityholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Securityholder has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby. The Securityholder has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

          (b)   This Agreement has been duly executed and delivered by the Securityholder, and, assuming due authorization, execution and delivery by Purchaser, constitutes a valid and binding obligation of the Securityholder enforceable in accordance with its terms, subject to the effects of

A-4-22

  bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

          (c)   The execution and delivery of this Agreement and the consummation by the Securityholder of the transactions contemplated hereby will not (i) result in a violation of, a default under or conflict with (A) the organizational documents of the Securityholder or (B) any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which such Securityholder is a party or by which the Securityholder or the Securityholder's assets (including the Subject Securities) are bound or (ii) violate, or require any consent, approval, or notice under any judgment, order, decree, statute, law, rule or regulation applicable to the Securityholder.

          (d)   There is no action, proceeding or investigation pending or, to the knowledge of the Securityholder, threatened against the Securityholder that questions the validity of this Agreement or any action taken or to be taken by the Securityholder in connection with this Agreement.

        Section 3.    Representations and Warranties of Purchaser.     Purchaser hereby represents and warrants to the Securityholder as follows:

          (a)   Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Purchaser has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby. Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

          (b)   This Agreement has been duly authorized, executed and delivered by Purchaser, and, assuming due authorization, execution and delivery by the Securityholder, constitutes a valid and binding obligation of Purchaser enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

          (c)   The execution and delivery of this Agreement and the consummation by Purchaser of the transactions contemplated hereby will not (i) result in a violation of, a default under or conflict with (A) the organizational documents of Purchaser or (B) any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which Purchaser is a party or by which Purchaser or its assets are bound or (ii) violate, or require any consent, approval, or notice under any judgment, order, decree, statute, law, rule or regulation applicable to Purchaser.

        Section 4.    Covenant to Vote.     The Securityholder hereby agrees that at any meeting of the Stockholders of the Company, however called, and in any written action by consent of stockholders of the Company, unless there shall have occurred a Change in Recommendation in accordance with (and not in breach of) Section 6.11 of the Purchase Agreement or otherwise directed in writing by Purchaser, the Securityholder shall cause the Shares (if any) that it Owns and is entitled to vote as of the record date for such meeting or consent to vote:

          (a)   in favor of approval of all proposals submitted by the Company for the approval of the Contemplated Transactions by the Company's Stockholders;

          (b)   against any Acquisition Proposal;

          (c)   against any action, proposal, transaction or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Purchase Agreement; and

A-4-23

          (d)   against any other action, proposal, transaction or agreement that would compete with or serve to interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Contemplated Transactions;

provided, however, that nothing in this Agreement shall be deemed to restrict, prohibit or limit the ability of any officer, partner or director of the Securityholder, in his or her capacity as an officer or director of the Company, from taking any action on behalf of the Company that is expressly permitted by the Purchase Agreement.

        Notwithstanding the foregoing, nothing in this Agreement shall limit or restrict the Securityholder from (i) voting the Subject Securities in Securityholder's sole discretion on any matter other than those matters referred to herein, or (ii) transferring or otherwise disposing of any Shares to a third party free of all liens, encumbrances or other obligations under this Agreement, including without limitation, the covenant to vote under Section 4 hereof , it being understood that this Agreement is only an Agreement of the undersigned to vote such Shares that it Owns, if any, as of the applicable record date as provided herein. All rights, ownership and economic benefits of and relating to the Subject Securities shall remain vested in and belong to Securityholder, and neither Purchaser nor any other Person shall have any authority to exercise any power or authority to direct Securityholder in the voting of any of the Subject Securities, except as otherwise specifically provided herein, or in the performance of Securityholder's duties or responsibilities as a stockholder of the Company.

        Section 5.    Capacity as Securityholder.     The parties agree and acknowledge that Securityholder is signing this Agreement solely in Securityholder's capacity as an Owner of the Subject Securities. Nothing in this Agreement shall limit or affect any actions taken by any officer, partner or director of the Securityholder, in his or her capacity as a director or officer of the Company, to the extent this Agreement could be construed to restrict the exercise by such individual of his or her fiduciary duties in such capacity.

        Section 6.    No Solicitation.     The Securityholder shall not, and shall not authorize or permit its representatives to, take any action that the Company is prohibited from taking pursuant to Section 6.8 or 6.11 of the Purchase Agreement, in each case with the limitations and exceptions of such provisions that are applicable to the Company or its board of directors being similarly applicable to such Securityholder.

        Section 7.    Acquisition of Additional Subject Securities.     The Securityholder agrees, while this Agreement is in effect, to promptly notify Purchaser of the number of any additional Subject Securities of which the Securityholder acquires Ownership, if any, after the date hereof. Any such Subject Securities shall be subject to the terms of this Agreement as though Owned by the Securityholder on the date hereof.

        Section 8.    Proxy Statement.     The Securityholder hereby authorizes the Company and Purchaser to disclose in any report, filing, announcement or disclosure made with the SEC or otherwise and in the Company Proxy Statement the Securityholder's identity and ownership of the Subject Securities and the nature of Securityholder's obligation under this Agreement, provided that Securityholder is provided with a reasonable opportunity to review such disclosure in advance of it being made.

        Section 9.    Further Assurances.     The Securityholder shall, upon request of Purchaser, execute and deliver any additional documents and take such further actions as may reasonably be deemed by Purchaser to be necessary or desirable to carry out the provisions hereof. Without limiting the generality or effect of the foregoing or any other obligation of Securityholder hereunder, Securityholder hereby authorizes Purchaser to deliver a copy of this Agreement to the Company and hereby agrees that the Company may rely upon such delivery as conclusively evidencing the agreements and understandings set forth herein.

A-4-24

        Section 10.    Termination.     This Agreement, and all rights and obligations of the parties hereunder shall terminate on the earlier of: (a) the date the Purchase Agreement is terminated in accordance with its terms; (b) the delivery of written notice of termination hereof by Purchaser to Securityholder; (c) January 31, 2015; (d) the Closing Date or (e) the occurrence of a Change in Recommendation pursuant to Section 6.11 of the Purchase Agreement; provided, however, that (i) nothing herein shall relieve any party from liability for any breach hereof and (ii) this Section 10, Section 5, Section 11 and Section 12 shall survive any termination of this Agreement.

        Section 11.    Expenses.     All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses.

        Section 12.    Miscellaneous.

          (a)    Notices.    All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by a nationally recognized overnight courier service, such as Federal Express (providing proof of delivery), to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          If to the Securityholder, at the address set forth on Schedule I hereto.

          If to Purchaser, to:

    Zhen Fa New Energy (U.S.) Co., Ltd.
    2422 W. Remington Place
    Chandler, AZ 85286

    Attention: Cindy Lin (Lin Xin), General Manager
    Copy Attention to: Zha Zhengfa, Chairman
    E: linxin@zhenfa.com

    Copy to Counsel:
    Karen Dickinson
    Polsinelli PC
    One East Washington St., Suite 1200
    Phoenix, AZ 85004-2568
    F: (602) 532-7447
    E: kdickinson@polsinelli.com

  or to such other person at such other place as Purchaser shall designate to the Securityholder in writing.

          (b)    Headings.    The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          (c)    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be considered one and the same agreement and shall become effective when a counterpart hereof shall have been signed by each of the parties and delivered to the other parties.

          (d)    Entire Agreement.    This Agreement, together with the Purchase Agreement and any other documents and instruments referred to herein and therein, constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof and thereof. This Agreement is not intended and does not confer upon any Person other than the parties hereto any rights hereunder.

A-4-25

          (e)    Governing Law; Venue; Service of Process.    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof. EACH PARTY HERETO CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE COURT LOCATED WITHIN THE COUNTY OF NEW CASTLE IN THE STATE OF DELAWARE AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE LITIGATED ONLY IN SUCH COURTS. EACH PARTY HERETO ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF SUCH COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF SUCH COURT IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT THE ADDRESS SPECIFIED IN THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE FIFTEEN (15) CALENDAR DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF EITHER PARTY HERETO TO SERVE ANY SUCH LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

          (f)    Assignment.    Neither this Agreement nor any of the rights and obligations of the parties hereunder may be assigned by Purchaser, on the one hand, or the Securityholder, on the other hand, without the prior written consent of the other, except that Purchaser may assign any of its rights or obligations to any of Purchaser's Subsidiaries without the prior written consent of the Securityholder. Notwithstanding the foregoing, each of the parties shall remain liable for all of their respective obligations under this Agreement, irrespective of any such assignment. Subject to the first sentence of this Section 12(f), this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and no other Person shall have any right, obligation or benefit hereunder. Any attempted assignment or transfer in violation of this Section 12(f) shall be void.

          (g)    Severability of Provisions.    If any term or provision of this Agreement is invalid, illegal or incapable of being enforced by rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions are fulfilled to the extent possible.

          (h)    Specific Performance.    The Securityholder acknowledges that money damages would be an inadequate remedy for any breach of this Agreement by the Securityholder and that the obligations of the Securityholder shall be enforceable by Purchaser through injunctive or other equitable relief.

          (i)    Amendment.    No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

          (j)    Language and Version.    This Agreement may be executed in both English and Chinese. If any conflict or other inconsistency between the two language versions shall exist, the version written in English shall prevail.

[Signature Page Follows]

A-4-26

        IN WITNESS WHEREOF, Purchaser and the Securityholder have caused this Agreement to be duly executed and delivered as of the date first written above.

SECURITYHOLDER:
By:	/s/ BRYANT R. RILEY
	Name:	Bryant R. Riley
	Title:	Director
ZHEN FA NEW ENERGY (U.S.) CO., LTD.
By:	/s/ CINDY LIN
	Name:	Cindy Lin
	Title:	President

[Signature page to Voting Agreement]

A-4-27

        IN WITNESS WHEREOF, Purchaser and the Securityholder have caused this Agreement to be duly executed and delivered as of the date first written above.

SECURITYHOLDER: Abigail Riley UTMA/CA
By:	/s/ BRYANT R. RILEY
	Name:	Bryant R. Riley
	Title:	Custodian
ZHEN FA NEW ENERGY (U.S.) CO., LTD.
By:	/s/ CINDY LIN
	Name:	Cindy Lin
	Title:	President

[Signature page to Voting Agreement]

A-4-28

        IN WITNESS WHEREOF, Purchaser and the Securityholder have caused this Agreement to be duly executed and delivered as of the date first written above.

SECURITYHOLDER: B. Riley & Co., LLC
By:	/s/ BRYANT R. RILEY
	Name:	Bryant R. Riley
	Title:	Chairman
ZHEN FA NEW ENERGY (U.S.) CO., LTD.
By:	/s/ CINDY LIN
	Name:	Cindy Lin
	Title:	President

[Signature page to Voting Agreement]

A-4-29

        IN WITNESS WHEREOF, Purchaser and the Securityholder have caused this Agreement to be duly executed and delivered as of the date first written above.

SECURITYHOLDER: B. Riley and Co. LLC 401k Profit Sharing Plan
By:	/s/ BRYANT R. RILEY
	Name:	Bryant R. Riley
	Title:	Trustee
ZHEN FA NEW ENERGY (U.S.) CO., LTD.
By:	/s/ CINDY LIN
	Name:	Cindy Lin
	Title:	President

[Signature page to Voting Agreement]

A-4-30

        IN WITNESS WHEREOF, Purchaser and the Securityholder have caused this Agreement to be duly executed and delivered as of the date first written above.

SECURITYHOLDER: Bryant and Carleen Riley
/s/ BRYANT RILEY Bryant Riley
/s/ CARLEEN RILEY Carleen Riley
ZHEN FA NEW ENERGY (U.S.) CO., LTD.
By:	/s/ CINDY LIN
	Name:	Cindy Lin
	Title:	President

[Signature page to Voting Agreement]

A-4-31

        IN WITNESS WHEREOF, Purchaser and the Securityholder have caused this Agreement to be duly executed and delivered as of the date first written above.

SECURITYHOLDER: Charlie Riley UTMA/CA
By:	/s/ BRYANT R. RILEY
	Name:	Bryant R. Riley
	Title:	Custodian
ZHEN FA NEW ENERGY (U.S.) CO., LTD.
By:	/s/ CINDY LIN
	Name:	Cindy Lin
	Title:	President

[Signature page to Voting Agreement]

A-4-32

        IN WITNESS WHEREOF, Purchaser and the Securityholder have caused this Agreement to be duly executed and delivered as of the date first written above.

SECURITYHOLDER: Eloise Riley UTMA/CA
By:	/s/ BRYANT R. RILEY
	Name:	Bryant R. Riley
	Title:	Custodian
ZHEN FA NEW ENERGY (U.S.) CO., LTD.
By:	/s/ CINDY LIN
	Name:	Cindy Lin
	Title:	President

[Signature page to Voting Agreement]

A-4-33

        IN WITNESS WHEREOF, Purchaser and the Securityholder have caused this Agreement to be duly executed and delivered as of the date first written above.

SECURITYHOLDER: Equitec Proprietary Markets, LLC
By:	/s/ BRYANT R. RILEY
	Name:	Bryant R. Riley
Title:
ZHEN FA NEW ENERGY (U.S.) CO., LTD.
By:	/s/ CINDY LIN
	Name:	Cindy Lin
	Title:	President

[Signature page to Voting Agreement]

A-4-34

        IN WITNESS WHEREOF, Purchaser and the Securityholder have caused this Agreement to be duly executed and delivered as of the date first written above.

SECURITYHOLDER: Riley Investment Partners, LP
By: Riley Investment Management, LLC, General Partner
By:	/s/ BRYANT R. RILEY
	Name:	Bryant R. Riley
	Title:	Managing Partner
ZHEN FA NEW ENERGY (U.S.) CO., LTD.
By:	/s/ CINDY LIN
	Name:	Cindy Lin
	Title:	President

[Signature page to Voting Agreement]

A-4-35

        IN WITNESS WHEREOF, Purchaser and the Securityholder have caused this Agreement to be duly executed and delivered as of the date first written above.

SECURITYHOLDER: Susan Riley UTMA/CA
By:	/s/ BRYANT R. RILEY
	Name:	Bryant R. Riley
	Title:	Custodian
ZHEN FA NEW ENERGY (U.S.) CO., LTD.
By:	/s/ CINDY LIN
	Name:	Cindy Lin
	Title:	President

[Signature page to Voting Agreement]

A-4-36

Annex B
Reverse Stock Split Charter Amendment

Annex B

CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF
STR HOLDINGS, INC.

        It is hereby certified that:

        FIRST: The name of the corporation is STR Holdings, Inc. (the "Corporation").

        SECOND: Article Fourth, Section (a) of the Certificate of Incorporation of the Corporation is hereby amended by adding the following immediately following the first sentence of said section:

        "Effective upon the effectiveness of the Certificate of Amendment first inserting this sentence (the "Effective Time"), each two to five shares of Common Stock issued and outstanding immediately prior to the Effective Time (the "Old Common Stock"), shall be, and hereby are, reclassified and combined into one share of Common Stock (the "New Common Stock"), the exact ratio within such two to five share range to be determined by the Board of Directors of the Corporation prior to the Effective Time and publicly announced by the Corporation, provided that no fractional shares shall be issued in connection with such combination. Each outstanding stock certificate which immediately prior to the Effective Time represented one or more shares of Old Common Stock shall thereafter, automatically and without the necessity of surrendering the same for exchange, represent the number of whole shares of New Common Stock into which such shares of Old Common Stock have been reclassified and combined, rounded down to the nearest whole integer; provided that each holder of a stock certificate that represented Old Common Stock shall, upon the surrender of such certificate and submission of any letter of transmittal that may be requested by the Corporation, receive a new stock certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified and combined. The Company shall not issue or deliver any fractional shares of New Common Stock. Each holder of New Common Stock that would have been entitled to receive fractional shares in connection with the foregoing combination shall be entitled to receive for any fractional interest, an amount in cash, without interest, determined by multiplying (i) such fractional share interest to which the holder would otherwise be entitled in connection with such combination by (ii) the closing sale price of the Common Stock on the trading day immediately prior to the Effective Time on (A) the New York Stock Exchange or (B) if the principal exchange on which the Common Stock is then traded is other than the New York Stock Exchange, such other exchange (in the case of either clause (A) or clause (B), as such price would be adjusted after giving effect to the foregoing combination). Shares of Common Stock that were outstanding prior to the Effective Time and that are not outstanding after the Effective Time shall be immediately retired and resume the status of authorized but unissued shares of Common Stock."

        THIRD: The foregoing amendment to the Certificate of Incorporation was duly adopted by the stockholders of the Corporation at a special meeting of the stockholders duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares required by statute and by the Certificate of Incorporation were voted in favor of the amendment.

        FOURTH: The foregoing amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

        FIFTH: On [    •    ], the Board of Directors of the Corporation determined that each [    •    ] shares of the Corporation's Old Common Stock, issued and outstanding immediately prior to the Effective Time shall automatically be combined into one validly issued, fully paid and non-assessable share of New Common Stock. The Corporation publicly announced this ratio on [    •    ].

        SIXTH: This Certificate of Amendment shall be effective at [    •    ] (eastern time) on [    •    ].

[Signature page follows]

        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed as of this [    •    ].

STR HOLDINGS, INC.
By:
	Name:	Robert S. Yorgenson
	Title:	President and Chief Executive Officer

Annex C
Written Opinion of Greentech Capital Advisors Securities, LLC

ANNEX C

August 11, 2014

Board of Directors
STR Holdings, Inc.
18 Craftsman Road
East Windsor, CT 06088

Members of the Board of Directors:

        Greentech Capital Advisors Securities, LLC ("GCA" or "we") has been advised that STR Holdings, Inc. (the "Company") is considering entering into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Zhen Fa New Energy (U.S.) Co., Ltd. ("Purchaser"), an indirect wholly owned subsidiary of Zhenfa Energy Group Co., Ltd. (collectively with Purchaser, "Zhenfa"), pursuant to which, the Purchaser will (i) purchase newly issued shares of STR common stock (the "Common Stock") representing approximately 51% of the outstanding Common Stock immediately after issuance (the "Purchased Shares") for an aggregate purchase price of $21,663,590 and (ii) use the net proceeds from such purchase, together with STR's cash on hand, to pay an $0.85 per share dividend (for an aggregate of approximately $22.6 million) to the holders of Common Stock (other than Zhenfa) in connection with the closing of the transaction (collectively, the "Transaction"). The terms and conditions of the Transaction are more fully set forth in the Stock Purchase Agreement.

        In connection with the sale of the Purchased Shares, the Parties desire to establish a strategic relationship which, among other things, would include an agreement for assistance from a Zhenfa affiliate in China with the marketing, sales and distribution of the Company's encapsulant products to China-based solar module manufacturers (the "Sales Service Agreement").

        The Board of Directors of the Company (the "Board") has requested GCA's opinion, as investment bankers, as to the fairness, from a financial point of view and as of the date hereof, of the Transaction to the holders of the Common Stock.

        In rendering our Opinion, we have, among other things:

  1.
  discussed the Transaction and related matters with the Company's counsel and reviewed a draft of the Stock Purchase Agreement by and between the Company and the Purchaser, dated August 11, 2014;

  2.
  reviewed a draft of the Registration Rights Agreement, by and between the Company and the Purchaser, provided as Exhibit B to the Stock Purchase Agreement (the "Registration Rights Agreement");

  3.
  reviewed a draft of the Sales Service Agreement by and between Zhenfa Energy Group Co., Ltd. and Specialized Technology Resources, Inc., dated as of August 11, 2014 (the "Sales Service Agreement");

  4.
  reviewed a draft of the Guarantee Agreement of Zhenfa Energy Group Co., Ltd. in favor of the Company, dated as of August 11, 2014 (the "Guarantee Agreement" and, collectively with the Stock Purchase Agreement, the Registration Rights Agreement, and the Sales Service Agreement, the "Transaction Documents");

  5.
  reviewed the audited consolidated financial statements of the Company contained in its Annual Reports on Form 10-K for the three years ended December 31, 2013;

  6.
  reviewed certain non-publicly available information concerning the Company, including internal financial analyses and forecasts prepared by management;

  7.
  reviewed certain non-publicly available information concerning the proposed strategic alliance between the Company and Zhenfa, including internal financial analyses and forecasts prepared by their respective managements and held discussions with the Company's and Zhenfa's senior managements regarding recent developments;

  8.
  reviewed and analyzed certain publicly available information concerning the terms of selected merger and acquisition transactions that we considered relevant to our analysis;

  9.
  reviewed and analyzed certain publicly available financial and stock market data relating to selected public companies that we deemed relevant to our analysis;

  10.
  participated in certain discussions and negotiations between representatives of the Company and Zhenfa;

  11.
  reviewed the reported prices and trading activity of the Common Stock;

  12.
  considered the results of our efforts, at the direction of the Company, to solicit indications of interest from third parties with respect to a merger or other transaction with the Company;

  13.
  conducted such other financial studies, analyses and investigations and considered such other information as we deemed necessary or appropriate for purposes of our Opinion; and

  14.
  took into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuations and our knowledge of the Company's and Zhenfa's industries generally.

        In rendering our Opinion, we have, with your consent, relied upon and assumed, without independent verification, the accuracy and completeness of all of the financial and other information that was made available, supplied or otherwise communicated to GCA by or on behalf of the Company or Zhenfa, or that was otherwise reviewed by GCA, including, without limitation, publicly available information, and have not assumed any responsibility for independently verifying any of such information. GCA has relied on such information being complete and correct in all material respects and has further relied upon the assurances of the management of the Company or Zhenfa, as applicable, that to its knowledge such information does not contain any material omissions or misstatements of material fact. With respect to the financial forecasts supplied to us by the Company, we have assumed, at the direction of the Company, that they were reasonably prepared on the basis reflecting the best currently available estimates and good faith judgments of the management of the Company or Zhenfa, as applicable, as to the future operating and financial performance of the Company, and that they provided a reasonable basis upon which we could form our Opinion. Such forecasts and projections were not prepared with the expectation of public disclosure. All such projected financial information is based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projected financial information. GCA has relied on this projected information without independent verification or analyses and does not in any respect assume any responsibility for the accuracy or completeness thereof.

        We have also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of the Company since the date of the last financial statements of the Company made available to us. We did not make or obtain any independent evaluation, appraisal or physical inspection of either the Company's or Zhenfa's assets or liabilities, nor have we been furnished with any such evaluation or appraisal. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, GCA assumes no responsibility for their accuracy.

        We have assumed, with your consent, that there are no factors that would delay or subject to any adverse conditions any necessary regulatory or governmental approval and that all conditions to the Transaction will be satisfied without any material waiver, amendment or delay. In addition, we have assumed that the definitive Transaction Documents will not differ materially from the drafts we reviewed. We have also assumed that the Transaction will be consummated substantially on the terms and conditions described in the Stock Purchase Agreement, without any waiver of material terms or conditions by any party thereto, and that obtaining any necessary regulatory approvals or satisfying any other conditions for consummation of the Transaction will not have an adverse effect on the Company or the Transaction. We have assumed that the Transaction will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. We have further assumed that the Company has relied upon the advice of its counsel, independent accountants and other advisors (other than GCA) as to all legal, financial reporting, tax, accounting and regulatory matters with respect to the Company, the Transaction and the Stock Purchase Agreement.

        Our Opinion is limited to whether the Transaction is fair to the stockholders of the Company, from a financial point of view, and does not address any other terms, aspects or implications of the transactions contemplated by the Transaction Documents, including, without, limitation, the form or structure of the Transaction, any consequences of the Transaction on the Company, its stockholders, creditors or otherwise, or any terms, aspects or implications of any voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the transactions contemplated by the Stock Purchase Agreement or otherwise. Our Opinion also does not consider, address or include: (i) the legal, tax or accounting consequences of the Transaction on the Company or the holders of the Common Stock; (ii) the fairness of the amount or nature of any compensation to any of the Company's officers, directors or employees, or class of such persons, relative to the compensation to the holders of Common Stock (iii) the fairness of the Transaction to, holders of any class of securities of the Company other than the holders of Common Stock, or any class of securities of any other party to any transaction contemplated by the Stock Purchase Agreement; (iv) any advice or opinions provided by any other advisor to the Company; or (v) the treatment of, or effect of the Transaction on, any securities of the Company other than the Common Stock (or the holders of any such securities). Furthermore, we are not expressing any opinion herein as to the prices, trading range or volume at which the Company's securities (including the Common Stock) will trade following public announcement or consummation of the Transaction.

        Our Opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to us by or on behalf of the Company and Zhenfa or their respective advisors, or information otherwise reviewed by GCA, as of the date of this Opinion. It is understood that subsequent developments may affect the conclusion reached in this Opinion and that GCA does not have any obligation to update, revise or reaffirm this Opinion. Our Opinion is for the information of, and directed to, the Board (in its capacity as such) for its information and assistance in connection with its consideration of the Transaction. Our Opinion does not constitute a recommendation to the Board as to how the Board should vote on the Transaction or to any stockholder of the Company as to how any such stockholder should vote at any stockholders' meeting at which the Transaction is considered, or whether or not any stockholder of the Company should enter into a voting, shareholders', or affiliates' agreement with respect to the Transaction.

        We have not considered any potential legislative or regulatory changes currently being considered by the United States Congress, the Securities and Exchange Commission (the "SEC"), or any other regulatory bodies, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the SEC or the Financial Accounting Standards Board. Our Opinion is not a solvency opinion and does not in any way address the solvency or financial condition of the Company, Zhenfa or any other person or the legality of the payment of the contemplated dividend by the Company.

        GCA, as part of its investment banking services, is regularly engaged in the independent valuation of businesses and securities in connection with mergers, acquisitions, private placements and valuations for estate, corporate and other purposes. We have acted as financial advisor to the Company in connection with the Transaction and will receive a fee for our services, a substantial portion of which is contingent upon the completion of the Transaction (the "Advisory Fee"). We have also acted as financial advisor to the Board and will receive a fee upon the delivery of this Opinion that is not contingent upon consummation of the Transaction (the "Opinion Fee"), provided that such Opinion Fee is creditable against any Advisory Fee. We will not receive any other significant payment or compensation contingent upon the successful consummation of the Transaction. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement and to reimburse us for all reasonable expenses incurred in connection with our engagement. GCA acted as financial advisor to the Board regarding the Company's review of strategic alternatives, which lasted from March 2013 to December 2013, and its self-tender for 37% of shares of Common Stock outstanding, which was completed on March 7, 2014. Other than as provided in the immediately preceding sentence, there are no material relationships that existed during the two years prior to the date of this Opinion or that are mutually understood to be contemplated in which any compensation was received or is intended to be received as a result of the relationship between GCA and any party to the Transaction. GCA may seek to provide investment banking services to the Company or its affiliates in the future, for which we would seek customary compensation.

        Our Opinion may not be published or otherwise used or referred to, nor shall any public reference to GCA be made, without our prior written consent, except in accordance with the terms and conditions of GCA's engagement letter agreement with the Company; provided that the Company may include the full text of this letter in any proxy statement or registration statement filed by the Company with the Securities and Exchange Commission in connection with the Transaction.

        Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Transaction is fair to the holders of the Company Common Stock from a financial point of view.

Very truly yours,

GREENTECH CAPITAL ADVISORS SECURITIES, LLC

By: /s/ Robert A. Schultz

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date 0 0 0 0 0 0 0 0 0 0 0 0 0000220541_1 R1.0.0.51160 STR HOLDINGS, INC. C/O BROADRIDGE PO BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information no later than 11:59 P.M. Eastern time, on November 13, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions no later than 11:59 P.M. Eastern time, on November 13, 2014. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4. For Against Abstain 1 To approve the issuance of shares of STR Holdings, Inc. common stock in connection with the transactions contemplated by the Stock Purchase Agreement dated as of August 11, 2014, by and between STR Holdings, Inc. and Zhen Fa New Energy (U.S.) Co., Ltd. 2 To approve an amendment to the certificate of incorporation of STR Holdings, Inc. to effect a reverse stock split of the common stock of STR Holdings, Inc. at any time prior to 90 days following the closing of the share issuance to Zhen Fa New Energy (U.S.) Co., Ltd. at a specific ratio to be determined by the Board of Directors of STR Holdings, Inc. in its sole discretion within the range of one-for-two to one-for-five, inclusive. 3 To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to STR Holdings, Inc.'s named executive officers in connection with the transactions contemplated by the Stock Purchase Agreement and the agreements and understandings pursuant to which such compensation may be paid or become payable. For Against Abstain 4 To approve adjournments or postponements of the special meeting, if necessary, to permit the further solicitation of proxies in favor of the foregoing proposals. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000220541_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com . STR HOLDINGS, INC. Special Meeting of Stockholders November 14, 2014 This proxy is solicited by the Board of Directors The undersigned stockholder(s) of STR HOLDINGS, INC., a Delaware corporation (the "Company"), hereby appoint(s) Robert S. Yorgensen and Joseph C. Radziewicz, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorize(s) them to represent and vote, as provided on the other side of this proxy card, all of the shares of common stock of STR Holdings, Inc. that the undersigned is entitled to vote at the special meeting of stockholders to be held on November 14, 2014 at 10:00 a.m., local time, at the Hartford/Windsor Marriott Airport Hotel located at 28 Day Hill Road, Windsor, Connecticut 06095, and any adjournment or postponement thereof. The stockholder(s) hereby revoke(s) any proxy or proxies for the special meeting that were given before this proxy. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The stockholder(s) may revoke this proxy at any time before it is voted by filing with our Corporate Secretary a notice of revocation or a duly executed proxy card bearing a later date or voting again by telephone or Internet or by attending the meeting and voting in person. Please sign and return the proxy card promptly in the enclosed envelope. Continued and to be signed on reverse side